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MACKENZIE SERIES TRUST
(Mackenzie National Municipal Fund)
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida  33432

August 1, 1997

Dear Shareholder:

A special meeting of shareholders of Mackenzie National Municipal Fund ("Mackenzie Fund"), a series of Mackenzie Series Trust ("Mackenzie Trust"), has been called for September 4, 1997, at which the shareholders of Mackenzie Fund will be asked to consider a proposal for combining the assets of Mackenzie Fund with the assets of Thornburg Intermediate Municipal Fund ("Thornburg Fund"), which has investment objectives and policies similar to those of Mackenzie Fund. The proposal was reviewed and unanimously endorsed by the Trustees of Mackenzie Trust, on behalf of Mackenzie Fund, as being in the best interests of Mackenzie Fund and its shareholders.

As a result of the proposed transaction, Mackenzie Fund would be combined with Thornburg Fund, and you would become a shareholder of Thornburg Fund.
As a Mackenzie Fund shareholder, you will receive Class A shares of Thornburg Fund regardless of the class(es) of Mackenzie Fund shares you now own, and the net asset value of the Thornburg Fund shares you receive will be equal to the net asset value of your Mackenzie Fund shares. No sales charge will be imposed on the transaction, and the closing of the transaction will be conditioned upon receiving an opinion of counsel that the reorganization will qualify as a tax-free reorganization for federal income tax purposes. WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

Detailed information about the proposed transaction and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by completing, dating, signing and returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED BY NO LATER THAN September 3, 1997.

NOTE: You may receive more than one proxy package if you hold shares of Mackenzie Fund in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each.


Sincerely,

/s/ Michael Landrey
President and Trustee
Mackenzie Series Trust

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MACKENZIE SERIES TRUST
(Mackenzie New York Municipal Fund)
Via Mizner Financial Plaza
700 South Federal Highway
Boca Raton, Florida  33432

August 1, 1997

Dear Shareholder:

A special meeting of shareholders of Mackenzie New York Municipal Fund ("Mackenzie Fund"), a series of Mackenzie Series Trust ("Mackenzie Trust"), has been called for September 4, 1997, at which the shareholders of Mackenzie Fund will be asked to consider a proposal for combining the assets of Mackenzie Fund with the assets of Thornburg New York Intermediate Municipal Fund ("Thornburg Fund"), which has investment objectives and policies similar to those of Mackenzie Fund. The proposal was reviewed and unanimously endorsed by the Trustees of Mackenzie Trust, on behalf of Mackenzie Fund, as being in the best interests of Mackenzie Fund and its shareholders.

As a result of the proposed transaction, Mackenzie Fund would be combined with Thornburg Fund, and you would become a shareholder of Thornburg Fund.
As a Mackenzie Fund shareholder, you will receive Class A shares of Thornburg Fund regardless of the class(es) of Mackenzie Fund shares you now own, and the net asset value of the Thornburg Fund shares you receive will be equal to the net asset value of your Mackenzie Fund shares. No sales charge will be imposed on the transaction, and the closing of the transaction will be conditioned upon receiving an opinion of counsel that the reorganization will qualify as a tax-free reorganization for federal income tax purposes. WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

Detailed information about the proposed transaction and the reasons for it are contained in the enclosed materials. Please exercise your right to vote by completing, dating, signing and returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED BY NO LATER THAN September 3, 1997.

NOTE: You may receive more than one proxy package if you hold shares of Mackenzie Fund in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each.


Sincerely,

/s/ Michael Landry
President and Trustee
Mackenzie Series Trust

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                          MACKENZIE SERIES TRUST
                    (MACKENZIE NATIONAL MUNICIPAL FUND)
Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432

                NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON SEPTEMBER 4, 1997

To the Shareholders of
Mackenzie National Municipal Fund

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Mackenzie National Municipal Fund ("Mackenzie Fund"), a series of Mackenzie Series Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Mackenzie Fund, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, on September 4, 1997, at 10:00 a.m. Eastern time, for the following purposes:

     1. To consider and act upon an Agreement and Plan of Reorganization providing for: the transfer of all of the assets of Mackenzie Fund to Thornburg Intermediate Municipal Fund ("Thornburg Fund"), a separate series of Thornburg Investment Trust, in exchange solely for Class A voting shares of Thornburg Fund, and for the distribution of those Class A shares to the shareholders of Mackenzie Fund and the subsequent liquidation of Mackenzie Fund; and

     2. To transact such other business as may properly come before the meeting.

     The Trustees of the Trust have fixed the close of business on July 18, 1997 as the record date for shareholders entitled to notice of and to vote at the meeting.

     A complete list of the shareholders of Mackenzie Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of Mackenzie Fund for any purpose germane to the Meeting during ordinary business hours at Mackenzie Fund's offices, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET OUT ON THE INSIDE COVER.

                                   By Order of the Trustees,

                                   C. William Ferris
                                   -------------------------
                                   Secretary

     YOUR PROMPT ATTENTION TO THE ENCLOSED FORM OF PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

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                   INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

  PROSPECTUS AND PROXY STATEMENT RELATING TO THE ACQUISITION OF THE ASSETS OF
                    MACKENZIE NATIONAL MUNICIPAL FUND
                            a separate series of
                           MACKENZIE SERIES TRUST
Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432
                              (800) 456-5111

     BY AND IN EXCHANGE FOR SHARES OF THORNBURG INTERMEDIATE MUNICIPAL FUND
                           a separate series of
                       THORNBURG INVESTMENT TRUST
 119 East Marcy Street, Suite 202, Santa Fe, New Mexico  87501, (800) 847-0200


     This prospectus/proxy statement relates to the proposed transfer of substantially all of the assets of Mackenzie National Municipal Fund ("Mackenzie Fund") to Thornburg Intermediate Municipal Fund ("Thornburg Fund") in exchange solely for Class A voting shares of Thornburg Fund. Mackenzie Fund and Thornburg Fund each seek as high a level of interest income exempt from federal income taxes as is consistent, in the view of their respective investment advisers, with the preservation of shareholders' capital. As a result of the proposed transaction, each shareholder of Mackenzie Fund will receive a number of shares of Thornburg Fund equal in value at the date of the exchange to the value of that shareholder's shares of Mackenzie Fund. The terms and conditions of these transactions are more fully described in this prospectus/proxy statement and in the Agreement and Plan of Reorganization attached hereto as Exhibit A.

     This prospectus/proxy statement, which should be retained for future reference, sets forth concisely the information about Thornburg Fund that a prospective investor should know before investing. A Statement of Additional Information dated February 1, 1997, as revised May 6, 1997 (the "Statement of Additional Information") containing additional information about Thornburg Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus/proxy statement. A copy of the Statement of Additional Information may be obtained without charge by writing to Thornburg at its address noted above or by calling 1-800-847-0200. Copies of Mackenzie Fund's current prospectus dated October 25, 1996 and statement of additional information dated October 25, 1996 may be obtained without charge by writing to Mackenzie at its address noted above or by calling 1-800-546-5111.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS AND PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THORNBURG INVESTMENT TRUST OR MACKENZIE SERIES TRUST.

     INVESTMENTS IN THORNBURG FUND ARE SUBJECT TO RISK, INCLUDING POSSIBLE RISK OF PRINCIPAL, AND WILL FLUCTUATE IN VALUE. SHARES OF THORNBURG FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, AND ARE NOT INSURED BY, ANY BANK, FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY GOVERNMENTAL AGENCY.

     The date of this prospectus/proxy statement is July 28, 1997.

                          TABLE OF CONTENTS


5.   Summary of the Proposed Reorganization

6.   Investment Advisers and Distributors of Mackenzie Fund and Thornburg Fund

6. Comparison of Investment Objectives, Policies and Restrictions of Mackenzie Fund and Thornburg Fund

10.  Principal Risk Factors

10.  Fees and Expenses of Mackenzie Fund and Thornburg Fund

13.  Performance Information

13. Purchase, Redemption and Exchange Procedures for Mackenzie Fund and Thornburg Fund

15.  Dividend Policies of Mackenzie Fund and Thornburg Fund

15.  Comparative Information on Shareholder Rights

16.  Additional Information About Shareholder Accounts

16.  Information About the Reorganization

19.  Capitalization

19.  Additional Information About Mackenzie Fund and Thornburg Fund

20.  Voting Information

22.  Exhibit A:  Agreement and Plan of Reorganization

Enclosed:  Exhibit B:  Thornburg Municipal Funds Prospectus

For detailed information about Thornburg Fund, see Thornburg Municipal Funds Prospectus dated February 1, 1997, included with this prospectus/proxy statement.

                  SUMMARY OF THE PROPOSED REORGANIZATION
                  --------------------------------------

     The Trustees of Mackenzie Series Trust ("Mackenzie Trust"), including the Trustees who are not "interested persons" of Mackenzie Trust (the "Independent Trustees"), as defined in the Investment Company Act of 1940, have reviewed and unanimously approved an agreement and plan of reorganization (the "Agreement") between Mackenzie Trust on behalf of Mackenzie National Municipal Fund ("Mackenzie Fund") and Thornburg Investment Trust ("Thornburg Trust"), on behalf of Thornburg Intermediate Municipal Fund ("Thornburg Fund") providing for the acquisition of substantially all of the assets of Mackenzie Fund, a separate series of Mackenzie Trust, by Thornburg Fund, a separate series of Thornburg Trust in exchange solely for Class A voting shares of Thornburg Fund. The aggregate net asset value of the Class A shares of the acquiring Thornburg Fund issued in the exchange will equal the aggregate net asset value of the shares outstanding for the acquired Mackenzie Fund. In connection with the transaction, Class A shares of Thornburg Fund will then be distributed to shareholders of Mackenzie Fund on a pro rata basis and Mackenzie Fund will be terminated. These transactions are referred to as the "reorganization."

     As a result of the reorganization, each shareholder of Mackenzie Fund will become a shareholder of Thornburg Fund, receiving Class A shares of Thornburg Fund having an aggregate net asset value equal to the net asset value of that shareholder's shares in Mackenzie Fund. No sales charge will be imposed on the transaction. As a condition to the closing, Thornburg Trust and Mackenzie Trust will obtain an opinion of Dechert Price & Rhoads to the effect that, based upon certain facts, assumptions and representations, the reorganization will qualify as a tax-free reorganization for federal income tax purposes. See "Information About the Reorganization." Persons receiving Thornburg Fund shares in the reorganization will remain free to redeem their shares after the reorganization.


     Mackenzie Fund and Thornburg Fund have substantially similar investment objectives and policies, except that Thornburg Fund's secondary objective is to reduce fluctuations in the net asset value of its shares relative to the fluctuations of municipal bond portfolios with longer average maturities (which may have higher yields) by investing in a portfolio of securities normally having a weighted average maturity of three to ten years. The risks of investing in Thornburg Fund are similar to the risks of investing in Mackenzie Fund, except that Thornburg Fund may experience less fluctuation in its net asset value, and possibly lower yields. See "Principal Risk Factors" below. The Funds have substantially similar distribution, purchase and redemption procedures.

     For the reasons set forth below, the Trustees of Mackenzie Trust, including all of the Independent Trustees, have unanimously concluded that the reorganization is in the best interests of the shareholders of Mackenzie Fund. The Trustees of Mackenzie Trust therefore have submitted the Agreement for approval by the shareholders of Mackenzie Fund at a special meeting of shareholders to be held on September 4, 1997 (the "Meeting"). Approval of the reorganization with respect to Mackenzie Fund requires a vote of a majority of the outstanding voting securities of the Class A shares of Mackenzie Fund and a majority of the outstanding voting securities of the Class B shares of Mackenzie Fund.

     At or about the same time that substantially all of the assets of Mackenzie Fund are acquired by Thornburg Fund, Thornburg New York Intermediate Municipal Fund will acquire substantially all of the assets of Mackenzie New York Municipal Fund, Thornburg Limited Term Municipal Fund National Portfolio will acquire substantially all of the assets of Mackenzie Limited Term Municipal Fund, and Thornburg Limited Term Municipal Fund California Portfolio will acquire substantially all of the assets of Mackenzie California Municipal Fund. Each of these transactions has been approved by the Board of Trustees of the respective Mackenzie Fund. The acquisitions of substantially all of the assets of Mackenzie Fund, Mackenzie California Municipal Fund, Mackenzie National Municipal Fund and Mackenzie New York Municipal Fund are referred to collectively herein as the "Related Acquisitions." Completion of the reorganization is contingent upon proper shareholder approval being received for each of the Related Acquisitions, the satisfaction of all other conditions to closing the Related Acquisitions and the acquisition of certain assets of Mackenzie Investment Management, Inc. by Thornburg Management Company, Inc. pursuant to an asset purchase agreement. There can be no assurance such shareholder approval can be obtained for each Related Acquisition or that the conditions of the other Related Acquisitions will be satisfied. If shareholders of Mackenzie Fund approve the reorganization and the other Related Acquisitions are not approved, the Board of Trustees of Mackenzie Fund will consider the alternatives available to it with respect to Mackenzie Fund, including completion of the reorganization respecting Mackenzie Fund. See "Voting Information."

     The Trustees of Mackenzie Trust have approved the reorganization because they believe it would benefit Mackenzie Fund given Thornburg Fund's larger size and expected greater concentration on managing mutual funds that invest in fixed income securities. In that connection, the Trustees considered the fact that Thornburg Fund's investment adviser has many years of experience in managing portfolios of municipal obligations. As discussed below, Thornburg Fund's investment adviser, Thornburg Management Company, Inc. (sometimes "TMC"), manages a family of mutual fund portfolios with assets of approximately $1.6 billion as of March 31, 1997. As members of this family of funds, shareholders of Mackenzie Fund would enjoy all the same services and privileges as other shareholders of Thornburg Fund, including the opportunity to exchange into funds with a variety of investment objectives and policies.

     The Mackenzie Trustees also took into account a variety of other factors discussed below. See "Information About the Reorganization."

     THE TRUSTEES OF MACKENZIE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

 INVESTMENT ADVISERS AND DISTRIBUTORS OF MACKENZIE FUND AND THORNBURG FUND
 -------------------------------------------------------------------------

     The investment adviser to Mackenzie Fund is Mackenzie Investment Management Inc. ("MIMI"), whose address is Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432. MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange. MIMI is a subsidiary of Mackenzie Financial Corporation, 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario and whose shares are listed for trading on The Toronto Stock Exchange. In addition to providing investment management services to Mackenzie Fund, MIMI provides certain business management services to Mackenzie Fund, including coordinating services furnished to Mackenzie Fund by service providers, providing office space, providing administrative and clerical services, supervising the maintenance of books and records, and certain other services. Fees charged by MIMI for these services are described below under "Fees and Expenses of Mackenzie and Thornburg Funds." The distributor of Mackenzie Fund's shares is Ivy Mackenzie Distributors, Inc., Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432.

     The investment adviser to Thornburg Fund is Thornburg Management Company, Inc. ("TMC"), 119 East Marcy Street, Santa Fe, New Mexico 87501. The controlling shareholder of TMC is H. Garrett Thornburg, Jr. TMC is also investment adviser to five other series of Thornburg Trust, two of which seek current income from investment in municipal obligations, two of which seek current income from investments in government and other fixed income securities, and one of which seeks capital appreciation through investment in stocks and other securities. TMC also is investment adviser to Thornburg Limited Term Municipal Fund, Inc., an investment company with two series which seek current income from investments in municipal obligations. TMC also furnishes to each mutual fund under its management supervision, administration and performance of certain administrative services necessary for maintenance of shareholder services. Fees charged by TMC for these services are described below under "Fees and Expenses for Mackenzie and Thornburg Funds."


              COMPARISON OF INVESTMENT OBJECTIVES, POLICIES
           AND RESTRICTIONS OF MACKENZIE FUND AND THORNBURG FUND
           -----------------------------------------------------

Investment Objectives of the Funds
----------------------------------

     Mackenzie Fund.
     --------------   Mackenzie Fund seeks as high a level of interest income
exempt from federal personal income taxes as is consistent, in MIMI's view, with the preservation of shareholders' capital. Mackenzie Fund seeks to achieve this objective by investing primarily in debt securities, the interest on which is exempt from federal personal income taxes. Mackenzie Fund's dollar-weighted average maturity was 15.6 years on June 30, 1997, and averaged 18.2 years over the 12 months ending on the same date. Mackenzie Fund is not limited in the average portfolio maturity it may maintain, but it will not invest more than 20% of its total assets in securities maturing in less than one year, except during periods when it is in a temporary defensive position.

     Thornburg Fund.
     --------------   Thornburg Fund's primary investment objective is to obtain as high a level of current income exempt from federal personal income taxes as is consistent, in TMC's view, with preservation of capital. Thornburg Fund's secondary objective is minimizing expected fluctuations in net asset value relative to long-term bond portfolios. Thornburg Fund pursues its primary objective by investing in a portfolio of municipal securities, the interest on which is exempt from federal income taxes. Thornburg Fund seeks to achieve its secondary objective of reducing fluctuations in net asset value by maintaining a portfolio of investments with a dollar-weighted average maturity normally three to ten years. Thornburg Fund believes its policy on limiting its average portfolio maturity will cause the Fund to experience less change in its net asset value in response to interest rate changes than a longer term portfolio might experience.

Securities in Which the Funds Invest
------------------------------------

     Mackenzie Fund.
     --------------   As a fundamental policy, at least 80% of Mackenzie Fund's
total assets are invested during normal market conditions in tax-exempt municipal securities. The tax-exempt securities in which Mackenzie Fund may invest include debt obligations issued by or on behalf of the 50 states, the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities and the governments of Puerto Rico and Guam, except that the Fund will not invest more than 5% of its net assets in obligations of each of Puerto Rico and Guam. Mackenzie Fund may invest more than 20% of its total assets in taxable investments for temporary defensive purposes. Taxable investments may include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, commercial paper, corporate obligations, certificates of deposit or bankers' acceptances or other short-term obligations of domestic banks or thrifts, or repurchase agreements with banks or broker dealers. Mackenzie Fund may purchase a variety of municipal securities including both general obligation bonds and revenue bonds, and the Fund is permitted to buy variable interest securities and repurchase agreements. The Fund may purchase securities on a when-issued basis. Some securities owned by the Fund may pay interest which is subject to the federal alternative minimum tax. Mackenzie Fund may invest without limit in securities depending for repayment upon revenues from similar projects. Mackenzie Fund may purchase or write options and enter into futures contracts, but has no current intention to do so.

     Thornburg Fund.
     --------------   Except to the extent that Thornburg Fund is invested in
temporary investments for defensive purposes, it will under normal conditions invest 100% of its assets in municipal obligations, and as a fundamental policy which may not be changed without a shareholder vote, will normally invest at least 80% of its net assets in municipal obligations. Thornburg Fund may invest up to 20% of its assets in temporary investments in taxable securities because of market conditions, pending investment of idle funds, or to afford liquidity. Temporary investments in taxable securities could exceed 20% of the Fund's net assets when made for defensive purposes during periods of abnormal market conditions, but Thornburg Fund does not expect to find it necessary to make temporary investments in taxable securities. Any temporary investments would be in taxable securities of comparable quality to the tax-exempt securities that Thornburg Fund may purchase. Thornburg Fund may purchase a variety of municipal securities including general obligation bonds, revenue bonds and municipal leases. Thornburg Fund is permitted to buy variable interest securities and repurchase agreements. The Fund may purchase securities on a when-issued basis. The Fund is permitted to purchase securities which pay interest subject to the federal alternative minimum tax. Thornburg Fund may invest without limit in securities depending for repayment upon revenues from similar projects; however, the Fund has maintained a diversified portfolio in the past and expects to continue to do so in the future.

Securities Ratings
------------------

     Mackenzie Fund.
     --------------   Mackenzie Fund seeks to achieve its investment objective
by investing primarily in tax-exempt municipal securities rated within the four highest rating categories of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or in unrated municipal securities which are (i) guaranteed as to principal and interest by the U.S. Government, (ii) having a maturity of less than one year issued by issuers having other outstanding securities having one of the four highest ratings, or (iii) comparable in quality, in the opinion of MIMI, to securities within the four highest ratings. Corporate obligations purchased by Mackenzie Fund will be rated Aaa or Aa by Moody's or AAA or AA by Standard & Poor's.

     Thornburg Fund.
     --------------   Thornburg Fund will invest in municipal obligations which
are rated at the time of purchase within the four highest grades by Moody's, Fitch Investors Service, or Standard & Poor's, or which are not rated but are issued by obligors who have comparable debt securities outstanding or who are deemed by TMC to be comparable with issuers having such debt ratings. Any temporary taxable investments by Thornburg Fund will be securities of comparable quality to the municipal securities Thornburg Fund may purchase.

Investment Restrictions of the Funds
------------------------------------

     Mackenzie Fund and Thornburg Fund are each subject to fundamental and non-fundamental investment restrictions. Fundamental restrictions may be changed only upon a vote of the shareholders, while non-fundamental restrictions may be changed by the trustees or directors of a mutual fund. The investment restrictions of the Funds are compared below.

     Fundamental Investment Restrictions
     -----------------------------------
     Neither Mackenzie Fund nor Thornburg Fund may purchase securities of any one issuer (except U.S. Government securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the value of Mackenzie Fund's total assets may be invested without regard to these restrictions.

     Neither Mackenzie Fund nor Thornburg Fund may invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or oil, gas or other mineral exploration or development programs, except that either Fund may invest in municipal securities that are secured by real estate. In addition, Mackenzie Fund may invest in securities of issuers that invest in or deal in real estate, and also may invest in futures contracts as described in Mackenzie Fund's prospectus.

     Mackenzie Fund and Thornburg Fund are each subject to restrictions on borrowing money and pledging assets. Mackenzie Fund may borrow amounts up to 10% of its total assets (taken at the lower of cost or market value), and then only from banks as a temporary measure for extraordinary or emergency purposes. Mackenzie Fund may pledge its assets only to secure permitted borrowings (and then not in excess of 20% of its total assets) or for escrow, collateral or margin arrangements in connection with the Fund's use of options, short sales, futures contracts and options on futures contracts. Thornburg Fund may borrow amounts not exceeding 5% of its total assets, but only for temporary or emergency purposes. Thornburg Fund is not permitted to pledge assets, except to secure these permitted borrowings.

     Neither Mackenzie Fund nor Thornburg Fund may make loans. However, Mackenzie Fund may lend portfolio securities and enter into repurchase agreements, and this restriction does not prohibit Mackenzie Fund from purchasing publicly issued debt instruments as described in its prospectus. Similarly, Thornburg Fund is not prohibited by this restriction from purchasing the debt obligations described in its prospectus, and it also may invest in repurchase agreements.

     Neither Mackenzie Fund nor Thornburg Fund may purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, and except that Mackenzie Fund does not consider initial or variation margin in connection with futures contracts or related options to be a margin purchase of securities.

     Mackenzie Fund may engage in transactions in certain types of financial futures and related options and options on individual securities and bond indices, although it has not done so in the last year and has no current intention to do so. Thornburg Fund has a fundamental investment restriction prohibiting it from writing or purchasing puts, calls, straddles or spreads, except to the extent it may purchase securities pursuant to demand or remarketing agreements with dealers as described in its prospectus. Neither Fund is permitted to make short sales of securities.

     Neither Mackenzie Fund nor Thornburg Fund will act as an underwriter of securities, and neither Fund will issue senior securities, except insofar as it may be deemed to have done so in connection with entering into any repurchase agreement, purchasing any securities on a when-issued or delayed delivery basis, or permitted borrowing.

     Both Funds are subject to the restriction that neither Fund will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. This limitation does not apply to U.S. Government securities, or in the case of Thornburg Fund, tax exempt securities issued by state governments or their agencies and political subdivisions.

     Mackenzie Fund also has adopted fundamental investment restrictions against investing in securities for the purpose of exercising control over or management of the issuer, and against participation in a joint or a joint and several basis in any trading account. Thornburg Fund does not currently have comparable restrictions.

     Thornburg Fund has adopted fundamental restrictions against investing more than 5% of its total assets in unseasoned issuers or in securities it is restricted from selling to the public without registration, and against purchasing securities of other investment companies unless the purchase is made in connection with a merger, consolidation or acquisition of assets. Mackenzie Fund is similarly restricted from investing more than 5% of its assets in unseasoned issuers less than three years old, but this is a non-fundamental restriction which may be changed by its Board of Trustees. Mackenzie Fund is not specifically prohibited from purchasing unregistered securities, but must count them as illiquid under its non-fundamental liquidity policy described below. Thornburg Fund has adopted the further restriction that it will not purchase or retain securities of any issuer if, to its knowledge, officers or directors of the Fund or TMC who individually own more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's outstanding securities. Mackenzie Fund has a similar, but non-fundamental, policy.

     Thornburg Fund will not purchase the securities of any issuer if, as a result, more than 10% of the value of the Fund's net assets would be invested in restricted securities (including repurchase agreements of more than seven days maturity and other securities which are not readily marketable). Mackenzie Fund has a comparable, non-fundamental policy, which is described below, under the caption "Non-fundamental Policies."

     Non-fundamental Policies
     ------------------------
     In addition to the policies described above, Mackenzie Fund and Thornburg Fund have adopted other, non-fundamental policies which may be changed by the Trustees of a Fund without a shareholder vote.

     Mackenzie Fund has adopted the policy that it will not invest more than 10% of its net assets in illiquid securities. Illiquid securities may include securities subject to resale restrictions or other factors reducing liquidity, securities for which market quotations are not readily available, repurchase agreements maturing in more than seven days, and certain over-the-counter options and securities used to cover options Mackenzie Fund has written.

     Mackenzie Fund has adopted the non-fundamental investment restrictions that it will not purchase or sell real estate limited partnership interests or interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs). Thornburg Fund also has adopted the non-fundamental restrictions that it will invest no more than 5% of its assets in repurchase agreements, and will invest no more than 10% of its total assets in securities, known as inverse floaters, the interest rates on which vary inversely with market rates of interest. Mackenzie Fund does not have comparable restrictions.

                          PRINCIPAL RISK FACTORS
                          ----------------------

     Because of similarities in investment objectives and policies, the risks of investing in Thornburg Fund are substantially similar to the risks of investing in Mackenzie Fund.

     The net asset value of municipal funds investing in municipal securities will vary as market interest rates fluctuate, although municipal bond portfolios which maintain shorter average portfolio maturities tend to experience smaller fluctuations in net asset value relative to municipal bond portfolios which maintain longer average portfolio maturities. Thornburg Fund typically maintains a shorter average portfolio maturity than Mackenzie Fund. Issuers may prepay municipal securities in periods of low interest rates, reducing the expected return on securities held by either Fund. Portfolio securities held by either Mackenzie Fund or Thornburg Fund also may be subject to bankruptcy or other laws protecting debtors or legislative action or referenda which may adversely affect the ability of issuers of municipal obligations to pay principal and interest when due, or reductions in value because of the issuer's inability to pay timely the obligation or because of downgrading of securities by rating agencies.

     Investment techniques which may be utilized by either Mackenzie Fund or Thornburg Fund may have associated risks. Purchasing securities on a when-issued or firm commitment basis could result in a loss if the value of the securities to be purchased declines before the settlement date. Investing in repurchase agreements could result in a loss or delay in obtaining repayment if the other party defaults of becomes insolvent. Borrowing by either Fund could exaggerate the effects on the Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Variable rate securities with interest rates which change inversely with market rates of interest may experience more volatile changes in value during periods when interest rates are changing.

     For a further discussion of the investment objectives, policies and restrictions applicable to Thornburg Fund, please see the accompanying Thornburg Municipal Funds Prospectus.


          FEES AND EXPENSES OF MACKENZIE FUND AND THORNBURG FUND
          ------------------------------------------------------

Advisory and Administration Fees and Fund Expenses
--------------------------------------------------

Mackenzie Fund
-------------- Mackenzie Fund is contractually obligated to pay MIMI an investment management fee at an annual rate of .55% of average daily net assets, and an administrative services fee at an annual rate of .10% of average daily net assets, together with the Fund's other expenses and costs of operation. Mackenzie Fund also has adopted plans and agreements pursuant to Rule 12b-1 under the Investment Company Act applicable to its Class A and Class B shares, under which Class A shareholders pay a distribution fee at an annual rate of
 .25% of average daily net assets and Class B shareholders pay a distribution fee of 1.00% of average daily net assets.

     Mackenzie Fund's total operating expense ratios for Class A shares and Class B were 1.10% and 1.85% respectively, for the year ended June 30, 1996, after taking into account voluntary waivers of fees and reimbursements of expenses by MIMI. Absent these fee waivers and reimbursements, Class A and Class B expense ratios would have been 1.52% and 2.27%, respectively. MIMI is not obligated to continue its waivers of fees in the future.

Thornburg Fund
-------------- Thornburg Fund is contractually obligated to pay TMC an investment management fee which varies based upon the Fund's assets. The fee is computed on average daily net assets at an annual rate of .50% of the first $500 million of net assets, .45% of net assets of $500 million to $1 billion,
 .40% of net assets of $1 billion to $1.5 billion, .35% of net assets of $1.5 billion to $2 billion, and .275% on net assets over

$2 billion. The current fee rate is .50%. The Fund pays TMC an administrative services fee with respect to its Class A shares at an annual rate of .125% of average daily net assets, together with the Fund's other expenses and costs of operation. Thornburg Fund also has adopted a service plan pursuant to Rule 12b-1 under the Investment Company Act, applicable to its Class A shares, under which Class A shareholders pay a service fee of up to .25% of average daily net assets.

     Thornburg Fund's total operating expense ratio for Class A shares was 1.00% for the year ended September 30, 1996, after taking into account a voluntary assumption of certain fund expenses by TMC. Absent the assumption of expenses, the Class A expense ratio would have been 1.09%. TMC is not obligated to continue this assumption of expenses in the future.

     The total operating expenses for Mackenzie Fund are slightly higher than those of Thornburg Fund after taking into account MIMI's waivers of fees. There can be no assurance that those waivers and reimbursements will continue for Mackenzie Fund if the reorganization is not completed.

     The tables below sets forth (i) shareholder transaction expenses upon purchase or redemption of shares, (ii) the fees and expenses paid by Mackenzie Fund for the year ended June 30, 1996, (iii) fees and expenses paid by Thornburg Fund for the year ended September 30, 1996, and (iv) where applicable, pro forma expenses for the combined Funds. No sales charges will be imposed on Mackenzie Fund shares surrendered in the reorganization or on Thornburg Fund shares issued to former Mackenzie Fund shareholders by Thornburg Fund. Because Mackenzie Fund Class B shareholders will receive Thornburg Fund Class A shares in the reorganization, Thornburg Fund Class A figures apply both to Class A and Class B shareholders of Mackenzie Fund upon completion of the reorganization. No sales charges will be imposed on Mackenzie Fund shares exchanged by Mackenzie Fund shareholders in the reorganization, or on Thornburg Fund shares issued to Mackenzie Fund shareholders in the reorganization.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
                          Mackenzie Fund    Thornburg Fund
                         Class A  Class B       Class A
                         -------  -------   --------------
Maximum Sales Charge on
Purchase (as a percentage
of offering price)         4.75%    none          3.50% <FN2>

Maximum Deferred Sales
Charge on Redemptions
(as a percentage of
redemption proceeds or
original purchase price,
whichever is lower)        none     5.00% <FN1>    none <FN3>

<FN1>  The maximum Mackenzie Fund Class B sales charge is imposed on redemptions within one year of purchase, declines to 4% in the second year, 3% the third and fourth years, 2.0% the fifth year and 1% the sixth year. This sales charge will not be imposed on shares exchanged for Thornburg Fund shares in the reorganization.

<FN2>  This sales charge will not be imposed on Thornburg Fund shares issued in the reorganization.

<FN3>  Thornburg Fund imposes a contingent deferred sales charge of 1/2 of
       1% on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase. This charge will not apply to Thornburg Fund shares issued in the reorganization.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
                         Mackenzie Fund      Thornburg Fund  Thornburg Fund
                      Class A      Class B       Class A        Pro Forma
                      -------      -------   --------------  --------------
Management Fees       .13% <FN1>    .13% <FN1>     .50%          .50%
Rule 12b-1 Fees       .25%         1.00%           .25%          .25%
Other Expenses        .72%          .72%           .25% <FN2>    .25% <FN2>
                     -----         -----          -----         -----
Total Fund Operating
Expenses             1.10% <FN1>   1.85% <FN1>    1.00% <FN2>   1.00% <FN2>

<FN1>  MIMI currently limits Mackenzie Fund's total operating expenses
       (excluding taxes, Rule 12b-1 fees, and certain other expenses). Without expense reimbursements, management fees would have been .55% for Class A and Class B shares, and total fund operating expenses would have been 1.52% and 2.27%, respectively, for Class A and Class B shares. MIMI is under no obligation to waive fees or reimburse expenses in the future. Class B shareholders may pay more than the economic equivalent of the maximum front-end sales change permitted by the National Association of Securities Dealers, Inc.

<FN2>  TMC currently limits Thornburg Fund's total operating expenses.
       Absent TMC's assumption of certain fund operating expenses, the other expenses for Thornburg Fund would have been .34%, and total fund operating expenses would have been 1.09%. TMC is under no obligation to waive fees or assume expenses in the future.

EXAMPLES You would pay the following expenses on a $1,000 investment, assuming the maximum sales charge is deducted each Fund's expense ratio remains the same, a 5% annual return, and redemption at the end of each time period:


                          Mackenzie Fund   Thornburg Fund  Thornburg Fund
                         Class A  Class B      Class A    Class A Pro Forma
                         -------  -------  -------------- -----------------
One Year                   $58      $69          $45           $45
Three Years                $81      $88          $66           $66
Five Years                $105     $120          $89           $89
Ten Years                 $175     $197         $154          $154

You would pay the following expenses on the same $1,000 investment, assuming no redemption at the end of each time period:

                          Mackenzie Fund   Thornburg Fund  Thornburg Fund
                         Class A  Class B      Class A    Class A Pro Forma
                         -------  -------  -------------- -----------------
One Year                   $58      $19          $45           $45
Three Years                $81      $58          $66           $66
Five Years                $105     $100          $89           $89
Ten Years                 $175     $197         $154          $154

The set of examples which assumes redemption at the end of each time period also assumes deduction of the maximum sales charge on purchase of Class A shares and deduction of the applicable Class B contingent deferred sales charge upon redemption at the end of each time period. The set of examples which assumes no redemption also assumes deduction of the maximum sales charge on purchase of Class A shares, but does not reflect any contingent deferred sales charge on Class B shares because no redemption is deemed to occur.

The expense figures in the tables above are presented to assist the investor in understanding the costs that an investor will bear, directly or indirectly. THE INFORMATION IN THE TABLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSE, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                          PERFORMANCE INFORMATION
                          -----------------------

     The following table presents comparative performance information for Mackenzie Fund and Thornburg Fund. Performance figures for Class A shares assume that the maximum sales charge was paid on purchase. Figures for Class B shares assume that the shares were redeemed at the end of the period shown and the applicable contingent deferred sales charge was paid. Sales charges do not, however, apply to Mackenzie Fund shares exchanged by Mackenzie Fund shareholders in the reorganization, or to Thornburg Fund shares distributed to Mackenzie Fund shareholders in the reorganization.

                                    Mackenzie Fund           Thornburg Fund
                                Class A       Class B            Class A
                                -------       -------        --------------
                            Before  After   Before  After    Before  After
                            Reimb.  Reimb.  Reimb.  Reimb.   Reimb.  Reimb.
                            ------  ------  ------  ------   ------  ------
Average annual total return
after the deduction of
maximum sales charge
for following periods
ending on June 30, 1997
   One Year                  3.66%   4.18%   2.97%   3.52%   3.10%   3.15%
   Five Years                4.91%   5.23%    NA      NA     5.85%   6.13%
   Ten Years                  NA      NA      NA      NA      NA      NA
   Since Inception*          5.50%   6.54%   5.14%   5.53%   6.38%   6.78%

* April 15, 1988 and April 1, 1994 for Class A and Class B shares, respectively, of Mackenzie Fund; July 23, 1991 for Class A shares of Thornburg Fund.


From time to time MIMI has waived fees or reimbursed fund expenses incurred by Mackenzie Fund. TMC similarly has waived fees or reimbursed fund expenses for Thornburg Fund. Average annual total return figures in each column under the caption "Before Expense Reimb." are the Fund's performance figures assuming no such waiver or reimbursement occurred; figures in each column under the caption "After Expense Reimb." are the performance figures after taking into account any waivers or reimbursements. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE.

               PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES
                   FOR MACKENZIE FUND AND THORNBURG FUND
               --------------------------------------------
Mackenzie Fund - Purchasing Shares
----------------------------------

     Class A shares of Mackenzie Fund are sold at net asset value plus a sales charge imposed at the rates shown in the table below.

                                                                                    Dealer Concession
                                               Total Sales Charge                 or Agency Commission
                                    As Percentage            As Percentage             As Percentage
                                  of Offering Price       of Net Asset Value         of Offering Price
Less than $100,000.00              4.75%                           4.99%                  4.00%
$100,000 to 249,999.99             3.75%                           3.90%                  3.00%
$250,000 to 499,999.99             2.50%                           2.56%                  2.00%
$500,000 and up                    0.00% *                         0.00%                  0.00%

     * No sales charge is imposed on investments of $500,000 or more in Class A shares by a purchaser. A contingent deferred sales charge of 1.00% is imposed on redemptions of any portion of such a purchase within 24 months of purchase.


     Class A shares also are sold to specified classes of investors at reduced or no sales charges (but subject in some cases to a contingent deferred sales charge) as described in Mackenzie Fund prospectus.

     Class B shares are sold at net asset value, but are subject to a contingent deferred sales charge at the rates shown below if redeemed within six years of purchase. This charge is not applicable to Mackenzie Fund shares exchanged for Thornburg Fund shares in the reorganization.

                                   Sales Charge as a
               Year Since          Percentage of Dollar
                Purchase           Amount Subject to Charge
               ----------          ------------------------
                 First                   5.0%
                 Second                  4.0%
                 Third                   3.0%
                 Fourth                  3.0%
                 Fifth                   2.0%
                 Sixth                   1.0%
         Seventh and thereafter           0%

The charge is imposed on the lesser of the current market value or the original cost of the shares. In determining any sales charge applicable to a redemption, it is assumed shares held for more than six years are redeemed first, then shares acquired through reinvestment of dividends are redeemed next, and then shares held for the longest period are redeemed.

Thornburg Fund - Purchasing Shares
----------------------------------

     Class A shares of Thornburg Fund are sold at net asset value plus a sales charge imposed at the rates shown in the table below:


                                                                                    Dealer Concession
                                               Total Sales Charge                 or Agency Commission
                                    As Percentage            As Percentage            As Percentage
                                  of Offering Price       of Net Asset Value         of Offering Price
Less than $50,000.00               3.50%                           3.63%                    3.00%
$50,000 to 99,999.99               3.00%                           3.09%                    2.75%
$100,000 to 249,999.99             2.50%                           2.56%                    2.25%
$250,000 to 499,999.99             2.00%                           2.04%                    1.75%
$500,000 to 999,999.99             1.50%                           1.52%                    1.25%
$1,000,000 and up                  0.00%                           0.00%                      *

  * No sales charge is payable at the time of purchase on investments of $1 million or more made by a purchaser. A contingent deferred sales charge will be imposed on any portions of such investments redeemed within one year of purchase, at a rate of .5% of the amount redeemed.
     This charge is not applicable to Thornburg Fund shares received in exchange for Mackenzie Fund shares in the reorganization.

Class A shares also are sold to specified classes of investors at reduced or no sales charges. For example, a shareholder who redeems Class A shares may reinvest with no sales charge within 2 years of the redemption.
Additionally, each time the value of a shareholder's account plus the amount of a new investment passes one of the breakpoints in the table above, the portion of new investments in excess of the breakpoint will be subject to the reduced sales charge. These privileges, and other opportunities for purchase at reduced or no sales charge are described in the accompanying Thornburg Fund prospectus.

     Thornburg also offers other classes of shares. Class C shares are described in the accompanying Thornburg Fund prospectus, but will not be issued in the reorganization.

Mackenzie Fund and Thornburg Fund - Exchange Privileges
-------------------------------------------------------

     If elected by a shareholder, Class A shares and Class B shares of Mackenzie Fund may be exchanged for Class A or Class B shares, respectively, of other funds offered by Mackenzie Trust or by the Ivy Funds, subject to certain conditions described in Mackenzie Fund's prospectus. Similarly, Class A shares of Thornburg Fund may be exchanged for Class A shares of other
Thornburg mutual funds managed by TMC. Thornburg Fund's exchange privilege is subject to conditions stated in its prospectus, including the requirement that if you exchange into a Fund with a higher sales charge, you must pay the difference between that Fund's sales charge and the sales charge you paid on the shares you are exchanging. This charge is not applicable to exchanges of Thornburg Fund shares received in the reorganization, and it is not necessary to elect the exchange privilege with Thornburg Fund. Each of the Funds permits exchanges by telephone if the telephone exchange privilege has been elected by the shareholder. Mackenzie Fund shareholders who previously elected the telephone exchange privilege will be deemed to have elected the similar Thornburg Fund exchange privilege if the reorganization is completed.

Mackenzie Fund and Thornburg Fund - Redemptions
-----------------------------------------------

     Shares of Mackenzie Fund and Thornburg Fund properly presented for redemption may be redeemed at the next determined net asset value per share, subject to a contingent deferred sales charge "CDSC" in specific circumstances. Class B shares of Mackenzie Fund held less than seven years, and certain Mackenzie Fund Class A shares purchased at reduced sales charges may be subject to a contingent deferred sales charge described in Mackenzie
Fund's prospectus. Thornburg Fund imposes a CDSC of 1/2 of 1% on redemptions of part or all of any purchase of $1 million or more in the event of a redemption within 12 months of purchase. Neither Mackenzie Fund shares exchanged in the reorganization, nor Class A shares issued by Thornburg Fund in the reorganization, will be subject to any CDSC. Thornburg Fund does not currently provide a check writing privilege for redeeming shares. Mackenzie
Fund shareholders who previously elected the telephone redemption privilege will be deemed to have elected Thornburg Fund's telephone redemption privilege if the reorganization is completed.


          DIVIDEND POLICIES OF MACKENZIE FUND AND THORNBURG FUND
          ------------------------------------------------------

     Mackenzie Fund declares and pays monthly dividends on any net investment income. Net investment income generally is the income from interest on the Fund's operations. At the end of each fiscal year, Mackenzie Fund intends to distribute any undistributed net investment income and any net realized short-term and long-term capital gains. Mackenzie Fund may make an additional distribution of any net capital gains at the end of each calendar year. Distributions are reinvested in Fund shares unless the shareholder elects to receive them in cash.

     Thornburg Fund distributes substantially all of its net investment income and realized capital gains to its shareholders. The Fund declares net income dividends daily and distributes those dividends monthly. Any net realized capital gains are distributed at least annually, usually in December. Distributions are reinvested in Fund shares unless the shareholder elects to receive them in cash.


               COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS
               ---------------------------------------------

     Mackenzie Fund is a diversified series of Mackenzie Trust, a Massachusetts business trust organized in 1985. Mackenzie Trust is governed by applicable Massachusetts and federal law, its declaration of trust, as amended, and its bylaws. The business of Mackenzie Trust is supervised by Mackenzie Trust's Board of Trustees.


     Thornburg Fund is a diversified series of Thornburg Trust, a Massachusetts business trust organized in 1987. As a Massachusetts business trust, Thornburg Trust is governed by applicable Massachusetts and federal law, its declaration of trust, as amended, and its bylaws. The business of Thornburg Trust is supervised by Thornburg Trust's Trustees.

     Mackenzie Trust and Thornburg Trust are each authorized to create an unlimited number of series, and with respect to each series, to issue an unlimited number of full and fractional shares of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All of the shares of Mackenzie Trust and of Thornburg Trust, respectively, have equal voting rights with each other, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. Neither
Mackenzie Trust nor Thornburg Trust permits cumulative voting.

     Neither Mackenzie Trust nor Thornburg Trust holds annual shareholder meetings. There normally will not be any meetings of shareholders of Mackenzie Trust, Thornburg Trust or either of the Funds to elect trustees unless fewer than a majority of the trustees then holding office have been elected by shareholders. However, the trustees of Mackenzie Trust or of Thornburg Trust may call special meetings from time to time to seek shareholder approval of certain matters, and meetings of shareholders of either Mackenzie Trust or Thornburg Trust will be called upon written requests of shareholders holding in the aggregate not less than 10% of the outstanding shares of any affected series or class having voting rights.

     Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of such a trust. The amended and restated declaration of trust for Mackenzie Trust and the declaration of trust for Thornburg Trust each contain provisions intended to limit any such liability and to provide indemnification out of Fund property for any shareholder charged or held personally liable for obligations or liabilities of the shareholder's Fund solely by reason of being or having been a shareholder of the Fund and not because of the shareholder's acts or omissions or for some other reason. Consequently, the risk of a shareholder of either Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.


             ADDITIONAL INFORMATION ABOUT SHAREHOLDER ACCOUNTS
             -------------------------------------------------

     If the reorganization is approved, Thornburg Fund will establish an account for each Mackenzie Fund shareholder. See "Description of Securities to be Issued" and "Continuation of Shareholder accounts," below.

     No further purchases of Mackenzie Fund shares may be made after the date on which the shareholders of Mackenzie Fund approve the reorganization, and the share transfer books of Mackenzie Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day before the date of Closing will be fulfilled by Mackenzie Fund. Redemption requests or transfer instructions received by Mackenzie Fund after that date will be treated by Mackenzie Fund as requests for the redemption or instructions for transfer of Thornburg Fund shares credited to the accounts of Mackenzie Fund shareholders. Accordingly, those redemption requests or transfer instructions after the close of business on the day before Closing will be forwarded to Thornburg Fund. For a complete description of redemption procedures for Thornburg Fund, see the sections of the accompanying Thornburg
Municipal Funds prospectus under the captions "Selling Fund Shares,"
"Investor Services and Transaction Services," and "Shareholder and Account
Policies."


                   INFORMATION ABOUT THE REORGANIZATION
                   ------------------------------------

Agreement and Plan of Reorganization
------------------------------------

     The following summary of the proposed Agreement and Plan of Reorganization (the "Agreement") is qualified in its entirety by reference to the Agreement attached to this prospectus and proxy statement as Exhibit A.


     The Agreement provides that Thornburg Fund will acquire substantially all of the assets of Mackenzie Fund in exchange solely for Class A voting shares of Thornburg Fund on the earliest practicable date following shareholder approval of the reorganization (the "Closing Date"). The number of full and fractional shares of Thornburg Fund to be issued to shareholders of Mackenzie Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of Thornburg Fund and Mackenzie
Fund computed immediately after the closing of business on the New York Stock
Exchange (currently 4:00 p.m., Eastern time) on the last business day before the Closing Date (the "Valuation Date"). The net asset value per share for both Thornburg Fund and Mackenzie Fund will be determined by dividing each Fund's respective assets, less its respective liabilities, by the total number of its respective outstanding shares. Portfolio securities of both
Thornburg Fund and Mackenzie Fund will be valued in accordance with the valuation practices of Thornburg Fund as described in the prospectus of Thornburg Fund, which is incorporated by reference herein. Valuation procedures of Thornburg Fund are substantially the same as the valuation procedures of Mackenzie Fund.

     Immediately after the transfer of Mackenzie Fund's assets to Thornburg
Fund on the Closing Date, Mackenzie Fund will distribute pro rata to its shareholders of record as of the close of business on the Valuation Date the full and fractional shares of Thornburg Fund received by Mackenzie Fund and will be dissolved as soon thereafter as reasonably practicable. The distribution will be accomplished by the establishment of accounts on the share records of Thornburg Fund in the name of each Mackenzie Fund shareholder, each representing the respective pro rata number of full and fractional shares of Thornburg Fund due each of those shareholders.
Following the reorganization, shareholders will own Class A shares of Thornburg Fund. Certificates for Thornburg Fund shares will be issued to shareholders upon written request.

     The consummation of the reorganization is subject to the conditions set forth in the Agreement. The reorganization is also subject to approval by Mackenzie Fund's Class A and Class B shareholders. Approval requires the affirmative vote of the holders of a majority of each of the Class A and Class B shares of Mackenzie Fund. Further, completion of the reorganization is subject to shareholder approval of the "Related Acquisitions," which are proposed transactions in which Thornburg Limited Term Municipal Fund National
Portfolio will acquire substantially all of the assets of Mackenzie Limited
Term Municipal Fund, Thornburg Limited Term Municipal Fund California
Portfolio will acquire substantially all of the assets of Mackenzie
California Municipal Fund, and Thornburg New York Intermediate Municipal Fund will acquire substantially all of the assets of Mackenzie New York Municipal
Fund. If shareholders of Mackenzie Fund approve the reorganization, but one or more of the Related Acquisitions are not approved, the Trustees of Mackenzie Fund will consider the available alternatives. The Agreement may be terminated and the reorganization abandoned prior to the Closing Date, before or after approval by shareholders of Mackenzie Fund, by resolution of the Board of Trustees of Mackenzie Fund or the Trustees of Thornburg Trust, under circumstances specified in the Agreement.

     The investment advisers of the respective Funds have agreed to pay all expenses of the Funds related to the reorganization, so that shareholders of Mackenzie Fund will not be required to bear any such expenses. Mackenzie
Fund will, however, pay the costs of its dissolution and deregistration with the Securities and Exchange Commission following the reorganization. MIMI and TMC have also entered into agreements, contingent upon completion of the reorganization and each Related Acquisition, in which TMC will pay to MIMI approximately $2,102,000 in two installments in connection with the reorganization and each Related Acquisitions, subject to adjustment for redemptions of shares issued in the transactions, and MIMI has agreed (i) to sell certain assets to TMC, (ii) to perform certain services, and (iii) not to serve as the investment adviser or subadviser to another mutual fund comparable to Mackenzie Fund for a period of one year, except under certain limited circumstances. MIMI and TMC have each agreed to pay Roberto de
Guardiola Company, L.L.C. one-half of that firm's fee for assisting in the consummation of the transactions contemplated by the asset purchase agreement. Under the asset purchase agreement, Thornburg has also agreed to comply, until the third anniversary of the Closing Date, with Rule 15f under the 1940 Act, which compliance includes, without limitation, the following requirements for the minimum time periods specified in Rule 15f of the 1940
Act: (i) at least 75% of the Trustees of Thornburg Trust shall not be "interested persons" (as that term is defined in the 1940 Act) of TMC or MIMI, or any "interested person" thereof; (ii) no "unfair burden" (as that term is defined in Section (f)(2)(B)) shall be imposed; and (iii) all vacancies in the complement of Trustees of Thornburg Trust (other than vacancies created by the death, disqualification or resignation of any Trustee interested in Thornburg or MIMI) shall be filled by a person who is not an interested person of Thornburg or MIMI who has been selected and proposed for election by a majority of the Trustees who are not such interested persons.

     The Trustees of Mackenzie Fund have determined that participation in the reorganization is in the best interests of Mackenzie Fund shareholders.

     Full and fractional shares of beneficial interest of Thornburg Fund will be issued to shareholders of Mackenzie Fund in accordance with the procedures under the Agreement described above. Each share will be fully paid and non-assessable by Thornburg Fund when issued, will be transferable without restrictions, and will have no preemptive or conversion rights. See comparative information on shareholder rights, below, for additional information with respect to the shares of Thornburg Fund.

Considerations of the Mackenzie Fund Trustees
---------------------------------------------

     As discussed above, the Board of Trustees of Mackenzie Trust has approved the reorganization for various reasons. In addition to the reasons noted above, the Trustees took into account that Thornburg Fund enjoys a slightly lower expense ratio without the need for expense limitations of the magnitude MIMI currently provides, but is not obligated to provide in the future. The Trustees believe that this will reduce the risk that shareholders will be exposed to higher expenses in the future. In the same regard, the Trustees considered that the combined fund will be significantly larger than the existing Mackenzie Fund, which tends to permit economies of scale not currently realizable by Mackenzie Fund. The Trustees further considered that the combined fund will be one mutual fund in a family of municipal bond funds which are actively managed and promoted by TMC, and this may increase the likelihood of the combined Fund's growth and the economies of scale which can accompany that growth.

     In determining whether to recommend approval of the reorganization to shareholders of Mackenzie Fund, the Board of Trustees of Mackenzie Trust also considered, among other factors, (1) MIMI's intention to concentrate its marketing efforts on the sale of mutual funds which specialize in the expanding international and emerging growth area; (2) the terms and conditions of the Agreement; (3) the sufficient financial, operational and personnel resources and capabilities of TMC and the Thornburg service providers; (4) the lower expense ratios, and the similarity of the fees and expenses of the two Funds; (5) the similarity of the investment objectives, policies and restrictions of Mackenzie Fund to those of Thornburg Fund;
(6) the operating policies of Thornburg Fund, including its method of valuing portfolio securities; (7) that shareholders of Mackenzie Fund will not bear the costs of the reorganization; and (8) the absence of adverse tax consequences of the reorganization. In reaching a decision to recommend that the shareholders of Mackenzie Fund vote to approve the reorganization, the Board of Trustees of Mackenzie Trust concluded that participation of Mackenzie Fund in the reorganization is in the best interests of its shareholders and that the interests of existing shareholders of Mackenzie
Fund will not be diluted as a result of the reorganization.

Federal Income Tax Consequences
-------------------------------

     The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal
Revenue Code of 1986, as amended, with no taxable gain or loss recognized by Mackenzie Fund, Thornburg Fund, or shareholders of either Fund as a consequence of the reorganization. As a condition to the closing of the reorganization, Mackenzie Fund and Thornburg Fund will receive an opinion from Dechert Price & Rhoads to that effect based on certain assumptions and representations made by Mackenzie Fund and Thornburg Fund.

     Shareholders of Mackenzie Fund should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. In particular, shareholders of Mackenzie
Fund should also consult their tax advisers as to the state, local and other tax consequences, if any, of the reorganization.


                              CAPITALIZATION
                              --------------

     The following table sets forth the capitalization of each Fund
(unaudited) as of December 31, 1996 and the pro forma capitalization of the combined fund (unaudited) as if the reorganization had occurred on that date.
These numbers will differ at the time of Closing.


                         Mackenzie Fund     Thornburg Fund     Pro Forma
                         --------------     --------------     ------------
NET ASSETS
--------------
Class A shares           $21,788,762        $254,022,888       $277,012,703
Class B shares             1,201,053              -                  -
Class C shares                N/A              7,937,132          7,937,132
Class I shares                N/A                793,062            793,062
                         ---------------    ---------------    ------------
     TOTAL               $22,989,815        $262,753,082       $285,742,897
                         ===============    ===============    ============

NET ASSET VALUE PER SHARE
-------------------------
Class A shares                $9.94              $13.39             $13.29
Class B shares                 9.93                 -                  -
Class C shares                 N/A                13.31              13.31
Class I shares                 N/A                13.29              13.29

SHARES OUTSTANDING
------------------
Class A shares             2,192,869          19,115,663         20,843,695
Class B shares               120,953               -                  -
Class C shares                 N/A               596,511            596,511
Class I shares                 N/A                59,679             59,679
                         ---------------    ---------------    ------------
     TOTAL                 2,313,822          19,771,853         21,499,885
                         ===============    ===============    ============


SHARES AUTHORIZED
-----------------
Class A shares               unlimited           unlimited        unlimited
Class B shares               unlimited           unlimited        unlimited
Class C shares                  N/A              unlimited        unlimited
Class I shares                  N/A              unlimited        unlimited


      ADDITIONAL INFORMATION ABOUT MACKENZIE FUND AND THORNBURG FUND
      --------------------------------------------------------------

     Information concerning the operation and management of Thornburg Fund is incorporated herein by reference from the Thornburg Fund's prospectus dated February 1, 1997, a copy of which is included herewith and is incorporated by reference herein. Additional information concerning Thornburg Fund is included in the Statement of Additional Information for the Thornburg Intermediate Municipal Funds ("SAI") dated February 1, 1997, as revised May 6, 1997, which has been filed with the Securities and Exchange Commission and is incorporated by reference in its prospectus included herewith. Additional information is also included in the SAI dated July 28, 1997 related to this transaction which has been filed with the SEC and is incorporated by reference herein. A copy of each SAI is available upon request and without charge by calling (800) 847-0200.

     Information about Mackenzie Fund is included in its current prospectus dated October 25, 1996, copies of which are available upon request and without charge by calling MIMI at (800) 456-5111. Additional information is included in Mackenzie Fund's SAI dated October 25, 1996, copies of which are available upon request and without charge by calling MIMI at (800) 456-5111.

     Reports and other information filed by Mackenzie Trust and Thornburg Trust, including charter documents, can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, D.C. 20549 and the Northeast Regional Office of the Securities and Exchange Commission, 7 World Trade Center, Suite 1300, New York, New York 10048 and the Pacific Regional Office of the Securities and Exchange Commission, 5670 Wilshire Blvd., 11th Floor, Los Angeles, California 90036. Copies of these materials also may be obtained from the public reference branch, Officer of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20459 at prescribed rates.

                            VOTING INFORMATION
                            ------------------

     Proxies for the meeting are being solicited from the shareholders of Mackenzie Fund by the trustees of Mackenzie Trust. A proxy may be revoked at any time at or before the meeting by oral or written notice to the secretary of Mackenzie Trust, Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432, (800) 456-5111. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of specifications, for approval of the reorganization.

     Additional solicitations may be made by telephone, telegraph, facsimile or personal contact by officers or employees of MIMI and its affiliates or by a professional proxy solicitation firm or firms. Expenses of proxy solicitation will be borne by TMC. TMC has engaged the proxy solicitation firm of Shareholder Communications Corporation to assist in soliciting proxies for the meeting at an estimated cost of $1,660.

     Class A shares and Class B shares of Mackenzie Fund of record at the close of business on July 18, 1997 (the "Record Date") will be entitled to vote at the meeting or any adjournment thereof. The holders of a majority of the Class A and Class B shares of Mackenzie Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum of the Class A shareholders and Class B shareholders, respectively, for the meeting. Shareholders are entitled to one vote for each share held, and each fractional share will be entitled to a proportionate fractional vote. Approval of the reorganization requires the affirmative vote of a majority of each of Mackenzie Fund's Class A and Class B shares of beneficial interest outstanding and entitled to vote at the meeting. As of July 18, 1997, there were issued and outstanding 1,894,610.587 Class A shares and 121,976.079 Class B shares of beneficial interest of Mackenzie Fund. As of the same date, no person is known to have owned more than 5% of the outstanding shares of Mackenzie Fund.

     As of the July 18, 1997 there were issued and outstanding 20,636,937.437 Class A shares of beneficial interest of Thornburg Fund. As of that date, no persons were known to own more than 5% of that Fund's outstanding shares, and as of the same date, Trustees and officers of Thornburg Trust as a group owned less than 1% of Thornburg Fund's outstanding shares.

     In the event that a quorum is not present at the meeting, or a quorum is present at the meeting but sufficient votes to approve the reorganization are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies which they are entitled to vote for the reorganization in favor of such an adjournment and will vote those proxies required to be voted against the reorganization against any such adjournment.

     "Broker non-votes" are shares held in a broker's street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against the proposal because the required vote is a percentage of the shares outstanding.


     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REORGANIZATION.

Submission of Shareholder Proposals
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     Mackenzie Fund does not hold regular shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the secretary of Mackenzie Trust at Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432.

Other Matters to Come Before the Meeting
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     The Trustees of Mackenzie Trust know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, proxies will be voted in accordance with the judgment of the trustees.

                                 EXHIBIT A
                   AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 13th day of June, 1997, by and between THORNBURG INVESTMENT TRUST, a Massachusetts business trust ("Thornburg Trust"), in respect of Thornburg Intermediate Municipal Fund ("Thornburg Fund"), a separate series of Thornburg Trust, and MACKENZIE SERIES TRUST, a Massachusetts business trust ("Mackenzie Trust"), in respect of Mackenzie National Municipal Fund ("Mackenzie Fund"), a separate series of Mackenzie Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of (i) the transfer of substantially all of the Assets (hereinafter defined) of Mackenzie Fund to Thornburg Fund in exchange solely for Class A voting shares of beneficial interest of Thornburg Fund having no par value (the "Thornburg Fund Shares") and (ii) the distribution on the Closing Date (hereinafter defined) of the Thornburg Fund Shares to the shareholders of Mackenzie Fund in complete liquidation of Mackenzie Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. All actions required to be taken by Thornburg Trust pursuant to this Agreement, and all representations, warranties and covenants of Thornburg Trust hereunder, are taken and made on behalf of Thornburg Fund. All actions required to be taken by Mackenzie Trust pursuant to this Agreement, and all representations, warranties and covenants of Mackenzie Trust hereunder, are taken and made on behalf of Mackenzie Fund.

     THEREFORE, in consideration of the premises and of the covenants and agreements hereafter described, the parties hereto covenant and agree as follows.

     1.   Procedure for Reorganization.
          ----------------------------
          (a) Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Mackenzie Trust agrees to transfer the Assets of Mackenzie Fund as set forth in paragraph (b) to Thornburg Fund, and Thornburg Trust agrees to deliver to Mackenzie Fund in exchange therefor the number of Thornburg Fund Shares, determined by dividing the value of the Assets computed in the manner and as of the time and date set forth in paragraph 2(a), by the net asset value of one Thornburg Fund Share computed in the manner and as of the time and date set forth in paragraph 2(b). These transactions shall take place at the closing provided for in paragraph 3(a) (the "Closing").

          (b) The Assets to be acquired by Thornburg Fund shall consist of all cash, portfolio securities and due bills for dividends, interest, or other receivables or rights to receive any of the foregoing, receivables for shares sold, and any claims or rights with respect to portfolio securities, whether or not arising from contract, which are owned by Mackenzie Fund on the closing date provided in paragraph 3(a) (the "Closing Date"). Mackenzie Fund will retain cash and cash equivalents in an amount reasonably estimated by it to be sufficient to discharge: (i) obligations incurred in the ordinary course of its business, which could not reasonably be paid before Closing and are not otherwise borne by any other person; and (ii) costs resulting from the dissolution and deregistration of Mackenzie Fund or Mackenzie Trust not to exceed $15,000 in the aggregate for all series of Mackenzie Trust. The Assets will not include any rights in and to the "Mackenzie" name or any variant thereof. Mackenzie Fund has provided Thornburg Fund with a list of the current securities holdings of Mackenzie Fund as of the date of execution of this Agreement. Mackenzie Trust and Mackenzie Fund reserve the right to sell any of these securities in the ordinary course of business but will not, without prior notification to Thornburg Trust, acquire any additional securities for Mackenzie Fund other than securities of the type in which Thornburg Fund is permitted to invest.

          (c) On the Closing Date, Mackenzie Trust will cause Mackenzie Fund to be liquidated and to distribute pro rata to Mackenzie Fund's shareholders of record (the "Mackenzie Fund Shareholders"), determined on and as of the close of business on the Valuation Date specified in paragraph 2(a), the Thornburg Fund Shares received by Mackenzie Trust pursuant to paragraph (a). The liquidation and distribution will be accomplished by the transfer of the Thornburg Fund Shares then credited to the account of Mackenzie Fund on the books of Thornburg Fund, to open accounts on the share records of Thornburg Fund in the names of the Mackenzie Fund Shareholders and representing the respective pro rata number of Thornburg Fund Shares due the Mackenzie Fund Shareholders.

          (d) As of the Closing Date, any physically-issued share certificates held by former Mackenzie Fund Shareholders and relating to Mackenzie Fund shares exchanged for Thornburg Fund Shares in accordance with the preceding paragraph (c) will represent only the right to receive the appropriate number of Thornburg Fund Shares. As of the Closing Date, persons holding those certificates will be requested to surrender their certificates. No redemption or repurchase of any Thornburg Fund Shares credited to former Mackenzie Fund Shareholders in place of Mackenzie Fund shares represented by unsurrendered certificates will be permitted until those certificates have been surrendered for cancellation. Any Mackenzie Fund Shareholder who wishes to receive a certificate from Thornburg Fund representing his or her Thornburg Fund Shares must submit a written request therefor, in form reasonably required by Thornburg Fund, together with any Mackenzie Fund certificates for those shares.

          (e) Any transfer taxes payable upon issuance of Thornburg Fund Shares in a name other than that of the registered holder of the Thornburg Fund Shares on the books of Mackenzie Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom the Thornburg Fund Shares are to be issued and transferred.

          (f) Mackenzie Fund shall be dissolved as soon as reasonably practicable following the Closing Date in accordance with the provisions of the Declaration of Trust of Mackenzie Trust. Mackenzie Trust will deregister with the Securities and Exchange Commission (the "Commission") in accordance with the Investment Company Act of 1940, as amended (the "1940 Act").

          (g) Thornburg Trust will not assume any liability of Mackenzie Trust, or acquire any Asset subject to any liability, in connection with the transactions contemplated by this Agreement, except that Thornburg Fund will assume the obligation to pay for any portfolio securities purchased by Mackenzie Fund before the Closing Date in the ordinary course of its business and the purchase of which was disclosed to Thornburg Fund by Mackenzie Fund when the commitment to purchase arose.

     2.   Valuation.
          ---------
          (a) The value of Mackenzie Fund Assets to be acquired by Thornburg Fund hereunder shall be the value of those assets computed as of the close of business on the New York Stock Exchange and after the declaration of any dividends on the business day next preceding the Closing Date (the time and date being hereinafter called the "Valuation Date"). The value of the portion of Mackenzie Fund Assets consisting of portfolio securities will be computed by Kenny Information Systems, subject to adjustment by the amount, if any, agreed to by Thornburg Fund and Mackenzie Fund. In determining the value of the Assets, each portfolio security and other portfolio asset shall be priced by Kenny Information Systems in accordance with the policies and procedures of Thornburg Fund (subject to the third sentence hereafter) as set forth in the then current prospectus and statement of additional information applicable to Class A shares of Thornburg Fund, subject to adjustments agreed to by Mackenzie Fund and Thornburg Fund. At Mackenzie Fund's option and expense, Thornburg Fund will cause Kenny Information Systems to perform a trial valuation of all or a portion of Mackenzie Fund's portfolio securities five to seven days before the Closing Date, and will furnish the trial valuations to Mackenzie Fund upon its receipt of the information from Kenny Information Systems. All computations shall be made by Kenny Information Systems. In the event of a dispute with respect to the valuation of any portfolio security or other portfolio asset of Mackenzie Fund, Thornburg Fund and Mackenzie Fund shall, by mutual consent, select an independent third party to resolve the matter, and the determination of the independent party will bind the Funds.

          (b) The net asset value of each Thornburg Fund Share shall be the net asset value per share computed as of the close of business on the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in Thornburg Fund's then current prospectus and statement of additional information.

          (c) The number of Thornburg Fund Shares to be issued (including fractional shares, if any) in exchange for Mackenzie Fund Assets shall be determined by dividing the value of those assets determined in accordance with paragraph 2(a) by the net asset value of a Thornburg Fund Share determined in accordance with paragraph 2(b).

     3.   Closing and Closing Date.
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          (a) The Closing Date shall be as soon as practicable after approval of the transactions contemplated in this Agreement by the Mackenzie Fund Shareholders has been obtained; however, in no event will the Closing Date be later than October 31, 1997. The Closing will be held at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, in the offices of Thornburg Management Company, Inc., or at such other place as the parties may agree. The time of Closing will be 8:00 a.m. New York time on the Closing Date. All acts taking place at the Closing will be deemed to occur simultaneously as of the time of the Closing on the Closing Date.

          (b) Mackenzie Fund's portfolio securities shall be available for inspection by Thornburg Fund, its custodian bank or such other agents of Thornburg Trust as Thornburg Trust shall reasonably designate, at the offices of Mackenzie Fund's custodian, Brown Brothers Harriman & Co., Boston, Massachusetts, no later than five business days preceding the Valuation Date, and Mackenzie Fund will immediately notify Thornburg Fund's investment adviser of any portfolio security thereafter acquired or sold by Mackenzie Fund. Mackenzie Fund portfolio securities and cash shall be delivered by Mackenzie Trust to State Street Bank & Trust Company, Boston, MA 02205-9087, as custodian for Thornburg Fund for the account of Thornburg Fund on the Closing Date, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The cash delivered shall be in the form of currency or certified or official bank checks, or completed federal funds wire, payable to the order of "State Street Bank & Trust Co., Custodian for Thornburg Intermediate Municipal Fund." Mackenzie Fund will cause its custodian to deliver at Closing a certificate of an authorized officer of the Custodian stating that Mackenzie Fund's Assets have been delivered in proper form to Thornburg Fund's custodian on or before the Closing Date.

          (c) In the event that on the Valuation Date (i) the New York Stock Exchange is closed to trading, or (ii) trading or the reporting of trading in securities generally is disrupted so that accurate appraisal of the value of the net assets of Thornburg Fund or Mackenzie Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

          (d) Mackenzie Trust shall deliver to Thornburg Trust shareholder and shareholder account information as of the close of business on the Valuation Date as reasonably requested by Thornburg Trust. Thornburg Fund shall issue and deliver a confirmation to Mackenzie Fund at the Closing stating the number of Thornburg Fund Shares to be credited on the Closing Date to Mackenzie Fund, and stating the number of Thornburg Fund Shares credited to Mackenzie Fund's account on the books of Thornburg Fund. Thornburg Trust shall issue and deliver to each former Mackenzie Fund Shareholder, after the Closing, a confirmation stating the number of Thornburg Fund Shares credited to the shareholder's account. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.   Representations and Warranties.
          ------------------------------
          (a) Mackenzie Trust represents and warrants to Thornburg Trust as follows:

                (i) Mackenzie Fund is a series of Mackenzie Trust, which is a business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

               (ii) Mackenzie Trust is a duly registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

              (iii) The current prospectus and statement of additional information of Mackenzie Fund, each dated October 25, 1996, conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (iv) To the knowledge of Mackenzie Trust, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Mackenzie Fund of the transactions contemplated by this Agreement, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, or the rules and regulations under those Acts, all of which shall have been received prior to the Closing Date, except for such consents, approvals, authorizations or orders as may be required subsequent to the Closing Date;

                (v) The execution, delivery and performance of this Agreement will not result in a material violation of Mackenzie Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Mackenzie Fund or Mackenzie Trust is a party or by which it is bound;

               (vi) Mackenzie Fund has valued, and will continue to value its portfolio securities and other assets in accordance with applicable legal requirements;

              (vii) All material contracts or other commitments (other than this Agreement) to which Mackenzie Fund is a party will be terminated without liability to Mackenzie Fund or Thornburg Fund on or before the Closing Date;

             (viii) No litigation or administrative proceeding or investigation of or before any court or governmental body or self regulatory organization is presently pending or threatened against Mackenzie Fund or any of its properties or assets. Mackenzie Trust knows of no facts which might form the basis for the institution of such proceedings, and neither Mackenzie Trust nor Mackenzie Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body or self regulatory organization which materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

               (ix) The statement of assets and liabilities, the statement of operations, and the statement of changes in net assets of Mackenzie Fund at June 30, 1996 have been audited by Coopers & Lybrand, LLP, independent certified public accountants, and those statements, together with the statements of assets and liabilities, the statements of operations, and the statements of changes in net assets at December 31, 1996, and, when issued, at June 30, 1997, fairly reflect, or in the case of the June 30, 1997 statements will fairly reflect, in all material respects the assets, financial condition, results of operations, and changes in net assets of Mackenzie Fund as of and for the periods ended on those dates and have, or in the case of the June 30, 1997 statements, shall have been prepared in accordance with generally accepted accounting principles consistently applied; and there are no known liabilities of Mackenzie Fund other than liabilities disclosed or provided for in the foregoing statements;


                (x) Since December 31, 1996, there has been no material adverse change in Mackenzie Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business; and Mackenzie Fund has not incurred any indebtedness maturing more than one year from the date such indebtedness was incurred except as disclosed in Exhibit A. For the purposes of this subparagraph (x), a decline in net asset value per share of Mackenzie Fund Shares is not a material adverse change;

               (xi) At the Closing Date, all material federal and other tax returns and reports of Mackenzie Fund required by law then to be filed (including any extensions) shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of Mackenzie Trust's knowledge no such return of or relating to Mackenzie Fund is currently under audit, and no assessment has been asserted with respect to Mackenzie Fund;

              (xii) Mackenzie Fund has met the requirements of Subchapter M of the Code and has elected to be treated as a regulated investment company for each taxable year of its operations since its inception, and will so qualify for the taxable year ending on the Closing Date;

             (xiii) Mackenzie Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value per share, at the date hereof. All issued and outstanding shares of Mackenzie Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All issued and outstanding Mackenzie Fund shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Mackenzie Trust, except to the extent that shareholders of Mackenzie Trust may be held personally liable for the obligations of Mackenzie Trust. All of the issued and outstanding Mackenzie Fund Shares will, at the time of Closing, be held by shareholder accounts in the amounts set forth in the list of shareholder's accounts submitted to Thornburg Trust pursuant to paragraph 3(d). Mackenzie Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Mackenzie Fund Shares, except that Class B shares may convert to Class A shares in accordance with the applicable Mackenzie Fund's prospectus;

              (xiv) At the Closing Date, Mackenzie Fund will have good and marketable title to the Assets to be transferred to Thornburg Fund pursuant to paragraph 1(b), subject to no lien, encumbrance or competing interest in any person, and full right, power, and authority to sell, assign, transfer and deliver the Assets hereunder, and upon delivery and payment for those Assets, Thornburg Fund will acquire good and marketable title thereto, subject to no restriction on the full transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed in writing to Thornburg Fund;

               (xv) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary actions on the part of Mackenzie Trust's trustees, and this Agreement constitutes a valid and binding obligation of Mackenzie Trust, enforceable in accordance with its terms, subject to the approval of the Mackenzie Fund Shareholders, and further subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and subject to general equity principles;

              (xvi) The information furnished by Mackenzie Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

             (xvii) The registration statement filed by Thornburg Fund on Form N-14 relating to the Thornburg Fund Shares that will be registered with the Commission pursuant to this Agreement, which shall include the proxy statement of Mackenzie Trust in respect of Mackenzie Fund and prospectus of Thornburg Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), and (ii) the proxy materials of Mackenzie Trust in respect of Mackenzie Fund included in the N-14 Registration Statement and filed with the Commission pursuant to Section 14 of the 1934 Act with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or the documents appended thereto (the "Reorganization Proxy Materials"), from their effective dates with the Commission, through the time of the meeting of shareholders of Mackenzie Fund contemplated therein (the "Shareholders Meeting") and at the Closing Date: (a) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, and (b) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the representations and warranties in this subparagraph shall only apply to statements in or omissions from the N-14 Registration Statement or Reorganization Proxy Materials made by, or in reliance upon and in conformity with information furnished by or on behalf of Mackenzie Trust.

          (b) Thornburg Trust represents and warrants to Mackenzie Trust as follows:

                (i) Thornburg Fund is a series of Thornburg Trust, which is a business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

               (ii) Thornburg Trust is a duly registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

              (iii) The current prospectus and statement of additional information for Class A shares of Thornburg Fund, each dated
     February 1, 1997, conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (iv) To the knowledge of Thornburg Trust, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Thornburg Fund of the transactions contemplated by this Agreement, except as may be required under the 1933 Act, the 1934 Act, the 1940 Act, or the rules and regulations under those Acts, all of which shall have been received prior to the Closing Date, except for such consents, approvals, authorizations or orders as may be required subsequent to the Closing Date;

                (v) The execution, delivery and performance of this Agreement will not result in a material violation of Thornburg Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Thornburg Fund or Thornburg Trust is a party or by which it is bound;

               (vi) Thornburg Fund has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements;

              (vii) No litigation or administrative proceeding or investigation of or before any court or governmental body or self regulatory organization is presently pending or threatened against Thornburg Fund or any of its properties or assets. Thornburg Trust knows of no facts which might form the basis for the institution of such proceedings, and neither Thornburg Trust nor Thornburg Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body or self regulatory organization which materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

             (viii) The statement of assets and liabilities, the statement of operations and the statement of changes in net assets of Thornburg Fund at September 30, 1996 have been audited by McGladrey & Pullen, LLP, certified public accountants, and those statements together with the statement of assets and liabilities, the statement of operations and the statement of changes in net assets at March 31, 1997, fairly and accurately reflect the assets and financial condition of Thornburg Fund as of and for the periods ended on those dates, and have been prepared in accordance with generally accepted accounting principles consistently applied and there are no known liabilities of Thornburg Fund other than liabilities disclosed or provided for in the foregoing statements;

               (ix) Since March 31, 1997, there has not been any material adverse change in Thornburg Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, and Thornburg has not incurred any indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (ix), a decline in net value per share of Thornburg Fund Shares is not a material adverse change;

                (x) At the Closing Date, all federal and other tax returns and reports of Thornburg Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid for as due or provision shall have been made for the payment thereof and, to the best of Thornburg Trust's knowledge, no such return of or relating to Thornburg Fund is currently under audit, and no assessment has been asserted with respect to Thornburg Fund;

               (xi) Thornburg Fund has met the requirements of Subchapter M of the Code, and has elected to be treated as a regulated investment company for each taxable fiscal year of its operation since its inception and will so qualify for the taxable year including the Closing Date;

              (xii) Thornburg Trust is authorized to issue an unlimited number of Class A shares of beneficial interest having no par value. All issued and outstanding shares of Thornburg Fund have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All issued and outstanding Thornburg Fund Shares are at the date hereof, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non -assessable. Thornburg Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Thornburg Fund Shares, nor is there outstanding any security convertible into Thornburg Fund Shares (except as the trustees of Thornburg Trust may convert shares of other classes of shares to Class A shares in accordance with Thornburg Trust's Declaration of Trust, as amended);

             (xiii) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary actions on the part of Thornburg Trust's trustees, and this Agreement constitutes a valid and binding obligation of Thornburg Trust enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and subject to general equity principles;

              (xiv) Thornburg Fund Class A Shares to be issued and delivered to Mackenzie Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Thornburg Fund Shares, and will be fully paid and non-assessable by Thornburg Trust, except to the extent that shareholders of Thornburg Trust may be held personally liable for obligations of Thornburg Trust;

               (xv) The N-14 Registration Statement and the Reorganization Proxy Materials, from their effective dates with the Commission, through the time of the Shareholders Meeting and at the Closing Date:
     (a) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, and (b) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, that the representations and warranties in this subparagraph shall only apply to statements in or omissions from the N-14 Registration Statement or the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by or on behalf of Thornburg Trust;

              (xvi) At the Closing Date, Thornburg Fund will have good and marketable title to its assets, subject to no lien, encumbrance or competing interest in any person, and full right, power and authority to sell, assign, transfer and deliver those assets other than as disclosed in writing to Mackenzie Fund; and

             (xvii) The information furnished by Thornburg Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     5.   Covenants of the Parties.
          ------------------------
          (a) Thornburg Fund and Mackenzie Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include customary dividends and distributions and any other distribution that may be advisable.

          (b) Mackenzie Trust will call a meeting of the shareholders of Mackenzie Fund to be held as promptly as practicable to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          (c) Mackenzie Trust covenants that the Thornburg Fund Shares to be issued hereunder will not be sold or distributed other than in accordance with the terms of this Agreement.

          (d) Mackenzie Trust will furnish to Thornburg Trust all information reasonably requested and that is within its control for the preparation of the N-14 Registration Statement, the preparation and distribution of the Reorganization Proxy Materials, and for effectuating the transactions contemplated herein. Mackenzie Trust will furnish, or cause its transfer agent to furnish, to Thornburg Trust all information reasonably requested respecting the beneficial ownership of Mackenzie Fund shares, shareholders and shareholder accounts for the mailing of the Reorganization Proxy Materials and for the establishment of Thornburg Fund accounts for Mackenzie Fund Shareholders in accordance with paragraph 1(c). Mackenzie Trust will furnish, or cause its custodian or other agents to furnish, all portfolio asset information reasonably requested by Thornburg Trust in connection with, and to facilitate, the transactions contemplated by this Agreement.

          (e) Subject to the provisions of this Agreement, Thornburg Trust and Mackenzie Trust will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          (f) Mackenzie Trust shall furnish to Thornburg Trust within 30 days after the Closing Date a detailed trial balance of Mackenzie Fund's assets and liabilities and computations showing amortization of premium on portfolio securities. Mackenzie Trust shall furnish to Thornburg Trust when available the final federal income tax return for Mackenzie Fund.

          (g) Mackenzie Trust will, as promptly as practicable after the Closing, wind up the business of Mackenzie Fund, deregister Mackenzie Fund under applicable federal securities laws, file final reports with the state securities regulators requiring any such reports, prepare and distribute final account statements and tax statements to persons who were formerly Mackenzie Fund shareholders, and file any necessary federal and state tax returns.

          (h) Thornburg Trust will prepare and file the N-14 Registration Statement, will file the Reorganization Proxy Materials with applicable regulatory authorities, and will use all reasonable efforts to obtain clearance or effectiveness of the N-14 Registration Statement and the Reorganization Proxy Materials, all in accordance with the 1933 Act, the 1934 Act, and the 1940 Act, and applicable regulations and rulings thereunder, and in accordance with any applicable state statutes and regulations.

          (i) Thornburg Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state securities laws as are necessary or appropriate in order to continue its operations after the Closing Date.

     6.   Conditions Precedent to Obligations of Mackenzie Trust.
          ------------------------------------------------------
     The obligations of Mackenzie Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by Thornburg Trust of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

          (a) All representations and warranties of Thornburg Trust contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date;

          (b) Thornburg Trust shall have delivered to Mackenzie Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Mackenzie Trust and dated as of the Closing Date, certifying that the representations and warranties of Thornburg Trust made in this Agreement are true and correct at and as of the Closing Date;

          (c) Mackenzie Trust shall have received on the Closing Date a favorable opinion of White, Koch, Kelly & McCarthy, P.A., counsel to Thornburg Trust, dated as of the Closing Date, in form and substance satisfactory to Mackenzie Trust's counsel, covering the following points:

                (i) Thornburg Trust is a business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

               (ii) This Agreement has been duly authorized, executed and delivered by Thornburg Trust and, assuming due authorization, execution and delivery of the Agreement by Mackenzie Trust, is a valid and binding obligation of Thornburg Trust enforceable against Thornburg Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles;

              (iii) The Thornburg Fund Shares to be issued to Mackenzie Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and will be fully paid and non-assessable by Thornburg Trust, except to the extent that shareholders of Thornburg Trust may be held personally liable for the obligations of Thornburg Trust;

               (iv) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Thornburg Trust's Agreement and Declaration of Trust or By -Laws, or any provision of any agreement (known to such counsel) to which Thornburg Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which Thornburg Trust is a party or by which it is bound;

                (v) To the knowledge of counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Thornburg Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

               (vi) In the ordinary course of counsel's representation of Thornburg Trust or Thornburg Fund, and without having made any investigation, counsel is not aware of any legal or governmental proceedings insofar as they relate to Thornburg Trust or Thornburg Fund, required to be described in the N-14 Registration Statement which are not described as required;

              (vii) Thornburg Trust is a duly registered management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

             (viii) In the ordinary course of counsel's representation of Thornburg Trust or Thornburg Fund, and without having made any investigation, counsel is not aware of any litigation or administrative proceeding or investigation of or before any court or governmental body or self regulatory organization which is presently pending or threatened as to Thornburg Trust or Thornburg Fund or any of its properties or assets and neither Thornburg Trust nor Thornburg Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body or self regulatory organization, which materially and adversely affects its business.

     7.   Conditions Precedent to Obligations of Thornburg Trust.

     The obligations of Thornburg Trust to complete the transactions provided for herein shall be subject, at its election, to the performance by Mackenzie Trust of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          (a) All representations and warranties of Mackenzie Trust contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date;

          (b) Mackenzie Trust shall have delivered to Thornburg Trust the following information prepared as of the Closing Date: (i) net asset value pricing sheet of Mackenzie Fund, with a portfolio listing of each portfolio security including the principal amount, identification of issue, cost, tax lot cost, market price per unit and market value; (ii) trial balance of Mackenzie Fund's general ledger; (iii) supporting schedules with the details for accounts receivable and accounts payable; (iv) certification from Mackenzie Fund's custodian that it has delivered to Thornburg Fund's custodian the Assets acquired by Thornburg Fund; and (v) confirmation from Mackenzie Fund's transfer agent of the aggregate number of Mackenzie Fund Shares outstanding and a reconciliation of that number to the number of shares shown in the pricing sheet referred to in (i) above.

          (c) Mackenzie Trust shall have delivered to Thornburg Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Thornburg Trust and dated as of the Closing Date, certifying that the representations and warranties of Mackenzie Trust made in this Agreement are true and correct at and as of the Closing Date;

          (d) Thornburg Trust shall have received on the Closing Date a favorable opinion of Dechert, Price & Rhoads, counsel to Mackenzie Trust, dated as of the Closing Date, in form and substance satisfactory to Thornburg Trust's counsel, covering the following points:

                (i) Mackenzie Trust is a business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

               (ii) This Agreement has been duly authorized, executed and delivered by Mackenzie Trust and, assuming due authorization, execution and delivery of the Agreement by Thornburg Trust, is a valid and binding obligation of Mackenzie Trust enforceable against Mackenzie Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles;

              (iii) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Mackenzie Trust's Declaration of Trust or By-Laws, or any provision of any agreement (known to such counsel) to which Mackenzie Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which Mackenzie Trust is a party or by which it is bound;

               (iv) To the knowledge of counsel, no consent, approval, authorization or order of any court or governmental authority, other than the filings required to be made after the Closing under applicable laws, is required for the consummation by Mackenzie Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

                (v) This Agreement was duly approved by the Mackenzie Fund Shareholders in accordance with applicable law;

               (vi) In the ordinary course of counsel's representation of Mackenzie Trust or Mackenzie Fund, and without having made any investigation, counsel is not aware of any legal or governmental proceedings, insofar as they relate to Mackenzie Trust or Mackenzie Fund, required to be described in the N-14 Registration Statement which are not described as required;

              (vii) Mackenzie Trust is a duly registered management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

             (viii) In the ordinary course of counsel's representation of Mackenzie Trust or Mackenzie Fund, and without having made any investigation, counsel is not aware of any litigation or administrative proceeding or investigation of or before any court or governmental body or self regulatory organization which is presently pending or threatened as to Mackenzie Trust or Mackenzie Fund or any of its properties or assets and neither Mackenzie Trust nor Mackenzie Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body or self regulatory organization, which materially and adversely affects its business.

          (e) The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Mackenzie Fund in accordance with applicable law and evidence of the approval shall have been delivered to Thornburg Trust;

          (f) The parties shall have received a favorable opinion of Dechert, Price & Rhoads, satisfactory to Mackenzie Trust and Thornburg Trust, substantially to the effect that, based upon certain facts, assumptions and representations, the transactions contemplated by this Agreement constitute a tax-free reorganization described in Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert, Price & Rhoads of representations it shall request of Thornburg Trust and Mackenzie Trust.

     8.  Further Conditions Precedent to Obligations
         of Thornburg Trust and Mackenzie Trust.
         -------------------------------------------
     Each party's obligations hereunder are, at its election, subject to the further conditions that:

          (a) On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

          (b) On or before the Closing Date, all consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by Thornburg Trust or Mackenzie Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the business assets or properties of Thornburg Trust or Mackenzie Trust;

          (c) On or before the Closing Date, the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     9.   Responsibility for Fees and Expenses.
          ------------------------------------
          (a) Thornburg Trust and Mackenzie Trust each represents and warrants to the other that it has not engaged any broker or finder entitled to receive any payments in connection with the transactions provided for herein.

          (b) Neither Thornburg Fund nor Mackenzie Fund shall ultimately bear any expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, whether or not the transactions contemplated are consummated. Specifically, the investment advisers to each respective Fund have agreed pursuant to an agreement dated June 13, 1997, to assume and share between themselves all such expenses including the expenses of preparing and filing the N-14 Registration Statement, the costs of distributing the prospectus and proxy materials, proxy solicitation costs, and other special costs incurred by either Fund; provided, however, that any expenses so borne by either investment adviser shall be solely and directly related to the reorganization contemplated by this Agreement, within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187.

     10.  Massachusetts Business Trusts.
          -----------------------------
          (a) Mackenzie Trust is organized as a Massachusetts business trust, and references in this Agreement to Mackenzie Trust mean and refer to the Trustees of Mackenzie Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which Mackenzie Trust conducts its business. It is expressly agreed that the obligations of Mackenzie Trust hereunder shall not be binding upon any of Mackenzie Trust's Trustees, shareholders, nominees, officers, agents, or employees of Mackenzie Trust, or Mackenzie Fund personally, but bind only the property of Mackenzie Fund, as provided in Mackenzie Trust's Declaration of Trust. Moreover, no series of Mackenzie Trust other than Mackenzie Fund shall be responsible for the obligations of Mackenzie Trust hereunder, and all persons shall look only to the respective assets of Mackenzie Fund to satisfy the obligations of Mackenzie Trust hereunder. The execution and delivery of this Agreement have been authorized by Mackenzie Trust's Board of Trustees, on behalf of Mackenzie Fund, and this Agreement has been signed by authorized officers of Mackenzie Fund acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of Mackenzie Fund, as provided in Mackenzie Trust's Declaration of Trust.

          (b) Thornburg Trust is organized as a Massachusetts business trust, and references in this Agreement to Thornburg Trust mean and refer to the Trustees of Thornburg Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which Thornburg Trust conducts its business. It is expressly agreed that the obligations of Thornburg Trust hereunder shall not be binding upon any of Thornburg Trust's Trustees, shareholders, nominees, officers, agents, or employees of Thornburg Trust, or Thornburg Fund personally, but bind only the property of Thornburg Fund, as provided in Thornburg Trust's Declaration of Trust. Moreover, no series of Thornburg Trust other than Thornburg Fund shall be responsible for the obligations of Thornburg Trust hereunder, and all persons shall look only to the respective assets of Thornburg Fund to satisfy the obligations of Thornburg Trust hereunder. The execution and delivery of this Agreement have been authorized by Thornburg Trust's Trustees, on behalf of Thornburg Fund, and this Agreement has been signed by authorized officers of Thornburg Fund acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of Thornburg Fund, as provided in Thornburg Trust's Declaration of Trust.


     11.  Indemnification.
          ---------------
          (a) Thornburg Fund agrees to indemnify and hold harmless Mackenzie Fund and each of Mackenzie Fund's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, Mackenzie Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Thornburg Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

          (b) Mackenzie Fund agrees to indemnify and hold harmless Thornburg Fund and each of Thornburg Fund's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, Thornburg Fund or any of its Trustees or officers may become subject insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Mackenzie Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     12.  Entire Agreement; Survival of Warranties.
          ----------------------------------------
          (a) Thornburg Trust and Mackenzie Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          (b) The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

     13.  Termination.
          -----------
          (a) This Agreement may be terminated by the mutual agreement of Thornburg Trust and Mackenzie Trust. In addition, either Thornburg Trust or Mackenzie Trust may at its option terminate this Agreement at or before the Closing Date because:

               (i) of a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date; or

              (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          (b) In the event of any such termination, there shall be no liability for damages on the part of either Thornburg Trust or Mackenzie Trust, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear, except as otherwise provided in paragraph 9(b), the expenses incurred by them incidental to the preparation and carrying out of this Agreement.

     14.  Amendments.
          ----------
     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Mackenzie Trust and Thornburg Trust; provided, however, that following the shareholders' meeting called by Mackenzie Fund pursuant to this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Thornburg Fund Shares to be issued to the Mackenzie Fund shareholders under this Agreement to the detriment of those shareholders without their further approval.

     15.  Notices.
          -------
     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Thornburg Trust, 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, Attention:
Brian J. McMahon and Mackenzie Trust, Via Mizner Financial Plaza, Suite 300, 700 South Federal Highway, Boca Raton, Florida 33432, Attention: C. William Ferris.

     16.  Headings; Counterparts; Governing Law; Assignment.
          -------------------------------------------------
          (a) The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          (c) This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act (as the same Acts shall have been or will be amended) or rules, orders or regulations of such governmental bodies or authorities having authority with respect to such Acts.

          (d) This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

          (e) In the event of any litigation respecting this Agreement or its subject matter, the prevailing party will be entitled to reimbursement from the losing party for the prevailing party's cost of suit, including reasonable attorneys' fees.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested to by its Secretary or Assistant Secretary.

Attest: THORNBURG INVESTMENT TRUST on behalf of THORNBURG INTERMEDIATE MUNICIPAL FUND

/s/ Dawn B. Fischer               /s/ Brian J. McMahon
_________________________     By:__________________________________________
     Secretary                        Vice President


Attest:                       MACKENZIE SERIES TRUST on behalf of MACKENZIE
                              NATIONAL MUNICIPAL FUND

/s/ Deborah P. Mason              /s/ C. William Ferris
_________________________     By:__________________________________________
    Assistant Secretary             Secretary/Treasurer



EXHIBIT A to Agreement and Plan of Reorganization dated June 13, 1997 between Thornburg Investment Trust (on behalf of Thornburg Intermediate Municipal
Fund) and Mackenzie Series Trust (on behalf of Mackenzie National Municipal
Fund)


Subparagraph 4(a)(x):  None.

                          MACKENZIE SERIES TRUST
                    (MACKENZIE NEW YORK MUNICIPAL FUND)
Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432

                NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON SEPTEMBER 4, 1997

To the Shareholders of
Mackenzie New York Municipal Fund

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Mackenzie New York Municipal Fund ("Mackenzie Fund"), a series of Mackenzie Series Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Mackenzie Fund, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, on September 4, 1997, at 10:00 a.m. Eastern time, for the following purposes:

     1. To consider and act upon an Agreement and Plan of Reorganization providing for the transfer of substantially all of the assets of Mackenzie Fund to Thornburg New York Intermediate Municipal Fund ("Thornburg Fund"), a separate series of Thornburg Investment Trust, in exchange solely for Class A voting shares of Thornburg Fund, and for the distribution of those Class A shares to the shareholders of Mackenzie Fund and the subsequent liquidation of Mackenzie Fund; and

     2. To transact such other business as may properly come before the meeting.

     The Trustees of the Trust have fixed the close of business on July 18, 1997 as the record date for shareholders entitled to notice of and to vote at the meeting.

     A complete list of the shareholders of Mackenzie Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of Mackenzie Fund for any purpose germane to the Meeting during ordinary business hours at Mackenzie Fund's offices, Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET OUT ON THE INSIDE COVER.

                                   By Order of the Trustees,

                                   C. William Ferris
                                   -------------------------
                                   Secretary

     YOUR PROMPT ATTENTION TO THE ENCLOSED FORM OF PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                   INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

  PROSPECTUS AND PROXY STATEMENT RELATING TO THE ACQUISITION OF THE ASSETS OF
                    MACKENZIE NEW YORK MUNICIPAL FUND
                            a separate series of
                           MACKENZIE SERIES TRUST
Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida
33432
                              (800) 456-5111

 BY AND IN EXCHANGE FOR SHARES OF THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND
                           a separate series of
                       THORNBURG INVESTMENT TRUST
 119 East Marcy Street, Suite 202, Santa Fe, New Mexico  87501, (800) 847-0200


     This prospectus/proxy statement relates to the proposed transfer of substantially all of the assets of Mackenzie New York Municipal Fund ("Mackenzie Fund") to Thornburg New York Intermediate Municipal Fund ("Thornburg Fund"), in exchange solely for Class A voting shares of Thornburg Fund. Mackenzie Fund and Thornburg Fund each seek as high a level of interest income exempt from federal and New York State and City personal income taxes as is consistent, in the view of their respective investment advisers, with the preservation of shareholders' capital. As a result of the proposed transaction, each shareholder of Mackenzie Fund will receive a number of shares of Thornburg Fund equal in value at the date of the exchange to the value of that shareholder's shares of Mackenzie Fund. The terms and conditions of these transactions are more fully described in this prospectus/proxy statement and in the Agreement and Plan of Reorganization attached hereto as Exhibit A.

     This prospectus/proxy statement, which should be retained for future reference, sets forth concisely the information about Thornburg Fund that a prospective investor should know before investing. A Statement of Additional Information dated June 1, 1997 (the "Statement of Additional Information") containing additional information about Thornburg Fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus/proxy statement. A copy of the Statement of Additional Information may be obtained without charge by writing to Thornburg at its address noted above or by calling 1-800-847-0200. Copies of Mackenzie Fund's current prospectus dated October 25, 1996 and statement of additional information dated October 25, 1996 may be obtained without charge by writing to Mackenzie at its address noted above or by calling 1-800-546-5111.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS AND PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THORNBURG INVESTMENT TRUST OR MACKENZIE SERIES TRUST.

     INVESTMENTS IN THORNBURG FUND ARE SUBJECT TO RISK, INCLUDING POSSIBLE RISK OF PRINCIPAL, AND WILL FLUCTUATE IN VALUE. SHARES OF THORNBURG FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, AND ARE NOT INSURED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY GOVERNMENTAL AGENCY.

     The date of this prospectus/proxy statement is July 28, 1997.

                             TABLE OF CONTENTS


5.   Summary of the Proposed Reorganization

6.   Investment Advisers and Distributors of Mackenzie Fund and Thornburg Fund

7. Comparison of Investment Objectives, Policies and Restrictions of Mackenzie Fund and Thornburg Fund

10.  Principal Risk Factors

10.  Fees and Expenses of Mackenzie Fund and Thornburg Fund

13. Purchase, Redemption and Exchange Procedures of Mackenzie Fund and Thornburg Fund

15.  Dividend Policies of Mackenzie Fund and Thornburg Fund

15.  Comparative Information on Shareholder Rights

16.  Additional Information About Shareholder Accounts

16.  Information About the Reorganization

19.  Capitalization

19.  Additional Information About Mackenzie Fund and Thornburg Fund

20.  Voting Information

22.  Exhibit A:  Agreement and Plan of Reorganization

Enclosed:  Exhibit B:  Thornburg New York Intermediate Municipal Fund Prospectus

For detailed information about Thornburg Fund, see the Thornburg New York Intermediate Municipal Fund Prospectus included with this prospectus/proxy statement

                  SUMMARY OF THE PROPOSED REORGANIZATION
                  --------------------------------------

     The Trustees of Mackenzie Series Trust ("Mackenzie Trust"), including the Trustees who are not "interested persons" of Mackenzie Trust (the "Independent Trustees"), as defined in the Investment Company Act of 1940, have reviewed and unanimously approved an Agreement and Plan of Reorganization between Mackenzie Trust, on behalf of Mackenzie New York Municipal Fund ("Mackenzie Fund") and Thornburg Investment Trust ("Thornburg Trust"), on behalf of Thornburg New York Intermediate Municipal Fund ("Thornburg Fund") (the "Agreement") providing for the acquisition of substantially all of the assets of Mackenzie Fund, a separate series of Mackenzie Trust, by Thornburg Fund, a newly created separate series of Thornburg Trust, in exchange solely for Class A voting shares of Thornburg Fund. The aggregate net asset value of the Class A shares of the acquiring Thornburg Fund issued in the exchange will equal the aggregate net asset value of the shares outstanding for the acquired Mackenzie Fund. In connection with these transactions, Class A shares of Thornburg Fund will then be distributed to shareholders of Mackenzie Fund on a pro rata basis and Mackenzie Fund will be liquidated. These transactions are hereinafter referred to as the "reorganization."

     As a result of the reorganization, each shareholder of Mackenzie Fund will become a shareholder of Thornburg Fund, receiving Class A shares of Thornburg Fund having an aggregate net asset value equal to the net asset value of that shareholder's shares in Mackenzie Fund. No sales charge will be imposed on the transaction. As a condition to the closing, Thornburg Trust and Mackenzie Trust will obtain an opinion of Dechert Price & Rhoads to the effect that, based upon certain facts, assumptions and representations, the reorganization will qualify as a tax-free reorganization for federal income tax purposes. See "Information About the Reorganization." Persons receiving Thornburg Fund shares in the reorganization will remain free to redeem their shares after the reorganization.


     Mackenzie Fund and Thornburg Fund have substantially similar investment objectives and policies, except that Thornburg Fund's secondary objective is to reduce fluctuations in the net asset value of its shares relative to the fluctuations of municipal bond portfolios with longer average maturities (which may have higher yields) by investing in a portfolio of securities normally having a weighted average maturity of three to ten years. The risks of investing in Thornburg Fund are similar to the risks of investing in Mackenzie Fund, except that Thornburg Fund may experience less fluctuation in its net asset value. See "Principal Risk Factors" below. The Funds have substantially similar distribution, purchase and redemption procedures.

     For the reasons set forth below, the Trustees of Mackenzie Trust, including all of the Independent Trustees, have unanimously concluded that the reorganization is in the best interests of the shareholders of Mackenzie Fund. The Trustees of Mackenzie Trust therefore have submitted the Agreement for approval by the shareholders of Mackenzie Fund at a special meeting of shareholders to be held on September 4, 1997 (the "Meeting"). Approval of the reorganization with respect to Mackenzie Fund requires a vote of a majority of the outstanding Class A shares of Mackenzie Fund and a majority of the outstanding Class B shares of Mackenzie Fund.

     At or about the same time that substantially all of the assets of Mackenzie Fund are acquired by Thornburg Fund, Thornburg Intermediate Municipal Fund will acquire substantially all of the assets of Mackenzie National Municipal Fund, Thornburg Limited Term Municipal Fund National Portfolio will acquire substantially all of the assets of Mackenzie Limited Term Municipal Fund, and Thornburg Limited Term Municipal Fund California Portfolio will acquire substantially all of the assets of Mackenzie California Municipal Fund. Each of these transactions has been approved by the Board of Trustees of the respective Mackenzie Fund. The acquisitions of substantially all of the assets of Mackenzie Fund, Mackenzie California Municipal Fund, Mackenzie National Municipal Fund and Mackenzie New York Municipal Fund are referred to collectively herein as the "Related Acquisitions." Completion of the reorganization is contingent upon proper shareholder approval being received for each of the Related Acquisitions, the satisfaction of all other conditions to closing the Related Acquisitions and the acquisition of certain assets of Mackenzie Investment Management Inc. (MIMI) by Thornburg Management Company, Inc. pursuant to an asset purchase agreement. There can be no assurance such shareholder approval can be obtained for each Related Acquisition or that the conditions of the other Related Acquisitions will be satisfied. If shareholders of Mackenzie Fund approve the reorganization and the other Related Acquisitions are not approved, the Board of Trustees of Mackenzie Fund will consider the alternatives available to it with respect to Mackenzie Fund, including completion of the reorganization respecting Mackenzie Fund. See "Voting Information."

     The Trustees of Mackenzie Trust have approved the reorganization because they believe it would benefit the current shareholders of Mackenzie Fund. Although newly created, Thornburg Fund is one of six mutual funds investing in municipal securities which are actively managed and promoted by Thornburg Fund's investment adviser, TMC. The five other funds have established solid performance records with below average price volatility. As one of a family of municipal bond mutual funds, Thornburg Fund is likely to have a greater concentration on managing mutual funds that invest in fixed income securities. In this connection, the Trustees considered the fact that Thornburg Fund's investment adviser has many years of experience in managing portfolios of municipal obligations including several single state municipal bond funds. As discussed below, Thornburg Fund's investment adviser, Thornburg Management Company, Inc., manages a family of mutual fund portfolios with assets of approximately $1.6 billion as of March 31, 1997. As members of the Thornburg family of funds, shareholders of Mackenzie Fund would enjoy all the same services and privileges as other shareholders of Thornburg Fund, including the opportunity to exchange into funds with a variety of investment objectives and policies.

     The Mackenzie Trustees also took into account a variety of other factors discussed below. See "Information About the Reorganization."

     THE TRUSTEES OF MACKENZIE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

 INVESTMENT ADVISERS AND DISTRIBUTORS OF MACKENZIE FUND AND THORNBURG FUND
 -------------------------------------------------------------------------

     The investment adviser to Mackenzie Fund is Mackenzie Investment Management Inc. ("MIMI"), whose address is Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432. MIMI, a Delaware corporation has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange. MIMI is a subsidiary of Mackenzie Financial Corporation, 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario and whose shares are listed for trading on The Toronto Stock Exchange. In addition to providing investment management services to Mackenzie Fund, MIMI provides certain business management services to Mackenzie Fund, including coordinating services furnished to Mackenzie Fund by service providers, providing office space, providing administrative and clerical services, supervising the maintenance of books and records, and certain other services. Fees charged by MIMI for these services are described below under "Fees and Expenses of Mackenzie Fund and Thornburg Fund." The distributor of Mackenzie Fund shares is Ivy Mackenzie Distributors, Inc., Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432.

     The investment adviser to Thornburg Fund is Thornburg Management Company, Inc. ("TMC"), 119 East Marcy Street, Santa Fe, New Mexico 87501. As investment adviser, TMC selects investments for the Fund, monitors those investments and the markets generally, and performs related services. The controlling shareholder of TMC is H. Garrett Thornburg, Jr. TMC is also investment adviser to six other series of Thornburg Trust, three of which seek current income from investment in municipal obligations, two of which seek current income from investments in government and other fixed income securities, and one of which seeks capital appreciation through investment in stocks and other securities. TMC is investment adviser to Thornburg Limited Term Municipal Fund, Inc., an investment company with two series which seek current income from investments in municipal obligations. TMC also performs administrative services specific to each class of shares offered by Thornburg Fund under an administrative services agreement which requires TMC to supervise, administer and perform certain administrative services necessary for the maintenance of shareholder accounts. Fees charged by TMC for these services are described below under "Fees and Expenses of Mackenzie Fund and Thornburg Fund." The principal underwriter of Thornburg Fund's shares is Thornburg Securities Corporation ("TSC"), 119 East Marcy Street, Santa Fe, New Mexico 87501. H. Garrett Thornburg, Jr. is the controlling shareholder of TSC.

              COMPARISON OF INVESTMENT OBJECTIVES, POLICIES
           AND RESTRICTIONS OF MACKENZIE FUND AND THORNBURG FUND
           -----------------------------------------------------

Investment Objectives of Funds
------------------------------

     Mackenzie Fund.
     --------------   Mackenzie Fund seeks as high a level of interest income
exempt from federal, New York State and New York City personal income taxes as is consistent, in MIMI's view, with the preservation of shareholders' capital. Mackenzie Fund seeks to achieve this objective by investing primarily in debt securities, the interest on which is exempt from federal, New York State and New York City personal income taxes. Mackenzie Fund's dollar-weighted average portfolio maturity was 16.2 years on June 30, 1997, and averaged 16.7 years over the 12 months ending on the same date. Mackenzie Fund has no stated policy respecting the dollar-weighted average portfolio maturity or duration of its portfolio.

     Thornburg Fund.
     --------------   Thornburg Fund's primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent, in TMC's view, with preservation of capital. Thornburg Fund's secondary objective is minimizing expected fluctuations in net asset value relative to long-term bond portfolios. Thornburg Fund pursues its primary objective by investing in a portfolio of municipal securities, the interest on which is exempt from federal, New York State and New York City income taxes. Thornburg Fund seeks to achieve its secondary objective of minimizing fluctuations in net asset value by maintaining a portfolio of investments with a dollar-weighted average maturity of normally three to ten years. Thornburg Fund believes its policy on limiting its average portfolio maturity will cause the Fund to experience less change in its net asset value in response to interest rate changes than a longer term portfolio might experience. Thornburg Fund, unlike Mackenzie Fund, is non-diversified.
As such, it may invest more than 5% of its total assets in the securities of a single issuer.

Securities in Which the Funds Invest
------------------------------------

     Mackenzie Fund.
     --------------   As a fundamental policy, at least 80% of Mackenzie Fund's
assets are invested during normal market conditions in tax-exempt municipal securities with at least 65% of those securities being New York municipal securities. Mackenzie Fund may invest more than 20% of its total assets in taxable investments for temporary defensive purposes. Taxable investments may include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, commercial paper, corporate obligations, certificates of deposit or bankers' acceptances or other short-term obligations of domestic banks or thrifts, or repurchase agreements with banks or broker dealers. Mackenzie Fund may purchase a variety of municipal securities including both general obligation bonds and revenue bonds, and the Fund is permitted to buy variable interest securities and repurchase agreements. The Fund may purchase securities on a when-issued basis. Some securities owned by the Fund may pay interest which is subject to the federal alternative minimum tax. Mackenzie Fund may invest without limit in securities depending for repayment upon revenues from similar projects. Mackenzie Fund may purchase or write options and enter into futures contracts, but has no current intention to do so.

     Thornburg Fund.
     --------------   Except to the extent Thornburg Fund is invested in
temporary investments for defensive purposes, it will under normal conditions invest 100% of its assets in municipal securities, and as a fundamental policy which may not be changed without a shareholder vote, will normally invest at least 80% of its net assets in municipal securities. Under normal conditions, Thornburg Fund will invest 100%, and as a matter of fundamental policy, will invest at least 65% of its total assets in municipal securities originating in New York. Thornburg Fund may invest up to 20% of its assets in temporary investments in taxable securities because of market conditions pending investment of idle funds or to afford liquidity. Temporary investments in taxable securities could exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions, but Thornburg Fund does not expect to find it necessary to make temporary investments in taxable securities. Any temporary investments would be in taxable securities of comparable quality to tax-exempt securities Thornburg Fund may purchase. Thornburg Fund purchases a variety of municipal securities including general obligation bonds, revenue bonds, and municipal leases. The Fund is permitted to buy variable interest securities and repurchase agreements. The Fund may purchase securities on a when-issued basis. The Fund is permitted to purchase securities which pay interest subject to the federal alternative minimum tax. Thornburg Fund may invest without limit in securities depending for repayment upon revenues from similar projects; however, the Fund anticipates that it will maintain a diversified portfolio.

Securities Ratings
------------------

     Mackenzie Fund.
     --------------   Mackenzie Fund purchases municipal securities rated within the four highest rating categories of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or unrated municipal securities which are (i) guaranteed as to principal and interest by the U.S. Government, (ii) securities having a maturity of less than one year issued by issuers having other outstanding securities having one of the four highest ratings, or (iii) comparable in quality, in the opinion of MIMI, to securities within the four highest ratings categories of the rating services identified above. Corporate obligations Mackenzie Fund may purchase as temporary investments will be rated Aaa or Aa by Moody's or AAA or AA by Standard & Poor's.

     Thornburg Fund.
     --------------   Thornburg Fund will invest in municipal obligations which
are rated at the time of purchase within the four highest grades by Moody's, Fitch Investors Service, or Standard & Poor's, or which are not rated but are issued by obligors who have comparable debt securities outstanding or who are deemed by TMC to be comparable with issuers having such debt ratings. Any temporary taxable investments by Thornburg Fund will be securities of comparable quality to the municipal securities Thornburg Fund may purchase.

Investment Restrictions of the Funds
------------------------------------

     Mackenzie Fund and Thornburg Fund are each subject to fundamental and non-fundamental investment restrictions. Fundamental restrictions may be changed only upon a vote of the shareholders, while non-fundamental restrictions may be changed by the trustees or directors without a shareholder vote. The investment restrictions of the Funds are compared below.

     Fundamental Investment Restrictions
     -----------------------------------
     Mackenzie Fund may not purchase securities of any one issuer (except U.S. Government securities) if, as a result, more than 5% of the Fund's total assets would be invested in that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the value of Mackenzie Fund's total assets may be invested without regard to these restrictions. Thornburg Fund may invest more than 5% of its total assets in any issuer, but may not purchase securities of any issuer if it would then own more than 10% of the outstanding voting securities of that issuer.

     Neither Mackenzie Fund nor Thornburg Fund may invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or oil, gas or other mineral exploration or development programs, except that either Fund may invest in municipal securities that are secured by real estate. In addition, Mackenzie Fund may invest in securities of issuers that invest in or deal in real estate, and also may invest in futures contracts as described in Mackenzie Fund's prospectus.

     Mackenzie Fund and Thornburg Fund are each subject to restrictions on borrowing money and pledging assets. Mackenzie Fund may borrow amounts up to 10% of its total assets (taken at the lower of cost or market value), and then only from banks as a temporary measure for extraordinary or emergency purposes. Mackenzie Fund may pledge its assets only to secure permitted borrowings (and then not in excess of 20% of its total assets) or for escrow, collateral or margin arrangements in connection with the Fund's use of options, short sales, futures contracts and options on futures contracts. Thornburg Fund may borrow amounts not exceeding 5% of its total assets, but only for temporary or emergency purposes. Thornburg Fund is not permitted to pledge assets, except to secure these permitted borrowings.

     Neither Mackenzie Fund nor Thornburg Fund may make loans. However, Mackenzie Fund may lend portfolio securities and enter into repurchase agreements, and this restriction does not prohibit Mackenzie Fund from purchasing publicly issued debt instruments as described in its prospectus. Similarly, Thornburg Fund is not prohibited by this restriction from purchasing the debt obligations described in its prospectus, and it also may invest in repurchase agreements.

     Neither Mackenzie Fund nor Thornburg Fund may purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, and except that Mackenzie Fund does not consider initial or variation margin in connection with futures contracts or related options to be a margin purchase of securities.

     Mackenzie Fund may engage in transactions in certain types of financial futures and related options and options on individual securities and bond indices, although it has not done so in the last year and has no current intention to do so. Thornburg Fund has a fundamental investment restriction prohibiting it from writing or purchasing puts, calls, straddles or spreads, except to the extent it may purchase securities pursuant to demand or remarketing agreements with dealers as described in the Fund's prospectus. Neither Fund is permitted to make short sales of securities.

     Neither Mackenzie Fund nor Thornburg Fund will act as an underwriter of securities, and neither Fund will issue senior securities, except insofar as it may be deemed to have done so in connection with entering into any repurchase agreement, purchasing any security on a when-issued or delayed delivery basis, or permitted borrowing.

     Both Funds are subject to the restriction that neither Fund will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. This limitation does not apply to U.S. Government securities, or in the case of Thornburg Fund, tax exempt securities issued by state governments or their agencies and political subdivisions.

     Mackenzie Fund also has adopted fundamental investment restrictions against investing in securities for the purpose of exercising control over or management of the issuer, and against participation on a joint or a joint and several basis in any trading account. Thornburg Fund does not currently have comparable restrictions.

     Thornburg Fund has adopted fundamental restrictions against investing more than 5% of its total assets in unseasoned issuers or in securities it is restricted from selling to the public without registration, and against purchasing securities of other investment companies unless the purchase is made in connection with a merger, consolidation or acquisition of assets. Mackenzie Fund is similarly restricted from investing more than 5% of its assets in unseasoned issuers less than three years old, but this is a non-fundamental restriction which may be changed by its Board of Trustees. Mackenzie Fund is not specifically prohibited from purchasing unregistered securities, but must count them as illiquid under its non-fundamental liquidity policy described below. Thornburg Fund has adopted the further restriction that it will not purchase or retain securities of any issuer if, to its knowledge, officers or directors of the Fund or TMC who individually own more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's outstanding securities. Mackenzie Fund has a similar, but non-fundamental, policy.

     Thornburg Fund will not purchase the securities of any issuer if, as a result, more than 10% of the value of the Fund's net assets would be invested in restricted securities, unmarketable securities and other illiquid securities (including repurchase agreements of more than seven days maturity and other securities which are not readily marketable). Mackenzie Fund has a comparable, non-fundamental policy, which is described below, under the caption "Non-fundamental Policies."

     Non-fundamental Policies
     ------------------------
     In addition to the policies described above, Mackenzie Fund and Thornburg Fund have adopted other, non-fundamental policies which may be changed by the Board of Directors or Board of Trustees of a Fund without a shareholder vote.

     Mackenzie Fund has adopted the policy that it will not invest more than 10% of its net assets in illiquid securities. Illiquid securities may include securities subject to resale restrictions or other factors reducing liquidity, securities for which market quotations are not readily available, repurchase agreements maturing in more than seven days, and certain over-the-counter options and securities used to cover options Mackenzie Fund has written.

     Mackenzie Fund has adopted the non-fundamental investment restrictions that it will not purchase or sell real estate limited partnership interests or interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs). Thornburg Fund also has adopted the non-fundamental restrictions that it will invest no more than 5% of its assets in repurchase agreements, and will invest no more than 10% of its total assets in securities, known as inverse floaters, the interest rates on which vary inversely with market rates of interest. Mackenzie Fund does not have comparable restrictions.


                          PRINCIPAL RISK FACTORS
                          ----------------------

     Because of similarities in investment objectives and policies, the risks of investing in Thornburg Fund are substantially similar to the risks of investing in Mackenzie Fund.

     The net asset value of mutual funds investing in municipal obligations will vary as market interest rates fluctuate, although municipal bond portfolios which maintain lower average portfolio maturities tend to experience smaller fluctuations in net asset value relative (and may have lower yields) than municipal bond portfolios which maintain higher average portfolio maturities. Issuers of municipal securities may prepay those securities in periods of low interest rates, reducing the expected returns on securities held by either Mackenzie Fund or Thornburg Fund as the Fund reinvests in securities having lower interest rates. Portfolio securities held by either Mackenzie Fund or Thornburg Fund also may be subject to bankruptcy or other laws protecting debtors or legislative action or voter referenda which may adversely affect the ability of issuers to pay principal and interest when due, or reduction in value because of inability of the issuer to pay the obligation or because of downgrading by rating agencies.

     Because each Fund will purchase primarily municipal securities of New York obligors, an investment in either Fund may be riskier than an investment in a portfolio of municipal securities from throughout the United States.

     Investment techniques which may be utilized by either Mackenzie Fund or Thornburg Fund may have associated risks. Purchasing securities on a when-issued or firm commitment basis could result in a loss if the value of the securities to be purchased declines before the settlement date. Investing in repurchase agreements could result in a loss or delay in obtaining repayment if the other party defaults or becomes insolvent. Borrowing by either Fund could exaggerate the effects on the Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Variable rate securities with interest rates which change inversely with market rates of interest may experience more volatile changes in value during periods when interest rates are changing.

     For a further discussion of the investment objectives, risks, policies and restrictions applicable to Thornburg Fund, please see the accompanying Thornburg New York Intermediate Municipal Fund Prospectus.


          FEES AND EXPENSES OF MACKENZIE FUND AND THORNBURG FUND
          ------------------------------------------------------

Advisory and Administration Fees and Fund Expenses - Mackenzie Fund
-------------------------------------------------------------------

     Mackenzie Fund is contractually obligated to pay MIMI an investment management fee at an annual rate of .55% of average daily net assets, and an administrative services fee at an annual rate of .10% of average daily net assets, together with the Fund's other expenses and costs of operation. Mackenzie Fund also has adopted plans and agreements pursuant to Rule 12b-1 under the Investment Company Act applicable to its Class A and Class B shares, under which Class A shareholders pay a distribution fee at an annual rate of .25% of average daily net assets and Class B shareholders pay a distribution fee of 1.00% of average daily net assets.

     The Fund's total operating expense ratios for Class A shares and Class B were 1.10% and 1.85% respectively, for the year ended June 30, 1996, after taking into account voluntary waivers of fees and reimbursements of expenses by MIMI. Absent these fee waivers and reimbursements, Class A and Class B expense ratios would have been 1.33% and 2.08%, respectively. MIMI is not obligated to continue its waivers of fees and reimbursement of expenses.

Advisory and Administrative Fees and Fund Expenses - Thornburg Fund
-------------------------------------------------------------------

     Thornburg Fund is contractually obligated to pay TMC an investment fee which varies based upon the Fund's assets. The fee is computed on average daily net assets at an annual rate of .50% of the first $500 million of net assets,
 .45% of net assets of $500 million to $1 billion, .40% of net assets of $1 billion to $1.5 billion, .35% of net assets of $1.5 billion to $2 billion, and
 .275% of net assets over $2 billion. The current fee rate is .50%. The Fund pays an administrative services fee with respect to its Class A shares at an annual rate of .125% of average daily net assets, together with the Fund's other expenses and costs of operation. Thornburg Fund also has adopted a service plan pursuant to Rule 12b-1 under the Investment Company Act, applicable to its Class A shares, under which Class A shareholders pay up to .25% of average daily net assets to TMC as a reimbursement for amounts TMC pays to dealers and other persons to obtain certain shareholder services.

     Because Thornburg Fund is newly created, it does not have an expense ratio history. Thornburg Trust estimates, however, based upon past experience with similar mutual funds, that Thornburg Fund will have expense ratios approximating those shown in the tables below. These estimates are based, in part, on an assumption of certain operating expenses by TMC, but TMC is not obligated to assume expenses in the future.

     The tables below set forth (i) shareholder transaction expenses on purchase or redemption of shares of each of the Funds, (ii) the fees and expenses paid by Mackenzie Fund for the year ended June 30, 1996, and (iii) estimated pro forma fees and expenses for Thornburg Fund for the current fiscal year. Because Mackenzie Fund Class B shareholders will receive Thornburg Fund Class A shares in the reorganization, the estimates of Thornburg Fund Class A figures apply both to Class A and Class B shareholders upon completion of the reorganization. No sales charges will be imposed on Mackenzie Fund shares exchanged by Mackenzie Fund shareholders in the reorganization, or on Thornburg Fund shares issued to Mackenzie Fund shareholders in the reorganization.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
                             Mackenzie Fund   Thornburg Fund
                            Class A  Class B      Class A
                            -------  -------  --------------
Maximum Sales Charge on
Purchase (as a percentage
of offering price)           4.75%    none         3.50% <FN2>

Maximum Deferred Sales
Charge on Redemptions
(as a percentage of
redemption proceeds or
original purchase price,
whichever is lower)          none     5.00% <FN1>   none <FN3>

<FN1>  The maximum Mackenzie Fund Class B sales charge is imposed on redemptions within one year of purchase, declines to 4% in the second year, 3% in the third and fourth years, 2.0% the fifth year and 1% in the sixth year. This sales charge will not be imposed on Mackenzie Fund shares exchanged for Thornburg Fund shares in the reorganization.

<FN2>  The sales charge will not apply to Thornburg Fund shares issued in the reorganization.

<FN3>  Thornburg Fund imposes a contingent deferred sales charge of 0.5%
       on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase. This charge will not apply to Thornburg Fund shares issued in the reorganization.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
                                               Thornburg Fund
                           Mackenzie Fund          Class A
                        Class A      Class B      Pro Forma
                        -------      -------   --------------
Management Fees         .32% <FN1>    .32% <FN1>     .50%
Rule 12b-1 Fees         .25%         1.00%           .25%
Other Expenses          .53%          .53%           .25% <FN2>
                        ----         -----          -----
Total Fund Operating
Expenses               1.10% <FN1>   1.85% <FN1>    1.00% <FN2>

<FN1>  MIMI currently limits Mackenzie Fund's total operating expenses
       (excluding taxes, Rule 12b-1 fees, and certain other expenses).
       Without expense reimbursements, management fees would have been .55% for Class A and Class B shares, and total fund operating expenses would have been 1.33% and 2.08%, respectively, for Class A and Class B shares. MIMI is under no obligation to waive fees or reimburse expenses in the future. Class B shareholders may pay more than the economic equivalent of the maximum front-end sales change permitted by the National Association of Securities Dealers, Inc.
<FN2>  The expense ratios for Thornburg Fund are estimated for the current year, and assume an assumption of certain expenses by TMC. Absent this assumption of expenses, the other expenses are estimated to be .59% and the total fund operating expenses would be 1.34%. TMC is under no obligation to assume expenses in the future.

EXAMPLES  You would pay the following expenses on a $1,000 investment, assuming each Fund's expense ratio remains the same, the maximum sales charge is deducted, a 5% annual return, and redemption at the end of each time period:
                                              Thornburg Fund
                             Mackenzie Fund       Class A
                            Class A  Class B     Pro Forma
                            -------  -------  --------------
One Year                     $58      $69          $45
Three Years                  $81      $88          $66
Five Years                  $105     $120          $89
Ten Years                   $175     $197         $154

You would pay the following expenses on the same $1,000 investment, assuming no redemption at the end of each time period:
                                              Thornburg Fund
                             Mackenzie Fund       Class A
                            Class A  Class B     Pro Forma
                            -------  -------  --------------
One Year                     $58      $19          $45
Three Years                  $81      $58          $66
Five Years                  $105     $100          $89
Ten Years                   $175     $197         $154

The set of examples which assumes redemption at the end of each time period also assumes deduction of the maximum sales charge on purchase of Class A shares and deduction of the applicable Class B contingent deferred sales charge upon redemption at the end of each time period. The set of examples which assumes no redemption also assumes deduction of the maximum sales charge on purchase of Class A shares, but does not reflect any contingent deferred sales charge on Class B shares because no redemption is deemed to occur.

The expense figures in the tables above are presented to assist the investor in understanding the costs that an investor will bear, directly or indirectly. THE INFORMATION IN THE TABLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSE, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

               PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES
                   FOR MACKENZIE FUND AND THORNBURG FUND
               --------------------------------------------

Mackenzie Fund - Purchasing Shares
----------------------------------

     Class A shares of Mackenzie Fund are sold at net asset value plus a sales charge imposed at the rates shown in the table below.


                                                                                     Dealer Concession
                                             Total Sales Charge                 or Agency Commission
                                    As Percentage            As Percentage             As Percentage
                                  of Offering Price       of Net Asset Value         of Offering Price
Less than $100,000.00              4.75%                           4.99%                  4.00%
$100,000 to 249,999.99             3.75%                           3.90%                  3.00%
$250,000 to 499,999.99             2.50%                           2.56%                  2.00%
$500,000 and up                    0.00% *                         0.00%                  0.00%


     * No sales charge is imposed on investments of $500,000 or more in Class A shares by a purchaser. A contingent deferred sales charge of 1.00% is imposed on redemptions of any portion of such a purchase within 24 months of purchase.

Class A shares also are sold to specified classes of investors at reduced or no sales charges (but subject in some cases to a contingent deferred sales charge) as described in Mackenzie Fund's prospectus.

     Class B shares are sold at net asset value, but are subject to a contingent deferred sales charge at the rates shown below if redeemed within six years of purchase. This sales charge is not applicable to Mackenzie Fund shares exchanged for Thornburg Fund shares in the reorganization.


                                   Sales Charge as a
               Year Since          Percentage of Dollar
                Purchase           Amount Subject to Charge
               ----------          ------------------------
                 First                   5.0%
                 Second                  4.0%
                 Third                   3.0%
                 Fourth                  3.0%
                 Fifth                   2.0%
                 Sixth                   1.0%
        Seventh and thereafter             0%

The charge is imposed on the lesser of the current market value or the original cost of the shares. In determining any sales charge applicable to a redemption, it is assumed shares held for more than six years are redeemed first, then shares acquired through reinvestment of dividends are redeemed next, and then shares held for the longest period are redeemed.


Thornburg Fund - Purchasing Shares
----------------------------------

     Class A shares of Thornburg Fund are sold at net asset value plus a sales charge imposed at the rates shown in the table below:


                                                                                     Dealer Concession
                                               Total Sales Charge                 or Agency Commission
                                    As Percentage            As Percentage             As Percentage
                                  of Offering Price       of Net Asset Value         of Offering Price
Less than $50,000.00               3.50%                           3.63%                    3.00%
$50,000 to 99,999.99               3.00%                           3.09%                    2.75%
$100,000 to 249,999.99             2.50%                           2.56%                    2.25%
$250,000 to 499,999.99             2.00%                           2.04%                    1.75%
$500,000 to 999,999.99             1.50%                           1.52%                    1.25%
$1,000,000 and up                  0.00%                           0.00%                      *

  * No sales charge is payable at the time of purchase on investments of $1 million or more made by a purchaser. A contingent deferred sales charge will be imposed on any portions of such investments redeemed within one year of purchase, at a rate of .5% of the amount redeemed.
     This charge is not applicable to Thornburg Fund shares issued in exchange for Mackenzie Fund shares in the reorganization.

     Certain purchasers may purchase shares of Thornburg Fund at reduced or no sales charge as described in the accompanying Thornburg New York
Intermediate Municipal Fund Prospectus.


Mackenzie Fund and Thornburg Fund - Exchange Privileges
-------------------------------------------------------

     If elected by a shareholder, Class A shares and Class B shares of Mackenzie Fund may be exchanged for Class A or Class B shares, respectively, of other funds offered by Mackenzie Trust or by the Ivy Funds, subject to certain conditions described in Mackenzie Fund prospectus. Similarly, Class A shares of Thornburg Fund may be exchanged for Class A shares of other
Thornburg mutual funds managed by TMC. Thornburg Fund's exchange privilege is subject to the conditions described in its accompanying prospectus, including the requirement that if you exchange into a Fund with a higher sales charge, you must pay the difference between that fund's sales charge and the sales charge you paid on the shares you are exchanging. This charge is not applicable to exchanges of Thornburg Fund shares received in the reorganization, and it is not necessary to elect the exchange privilege with Thornburg Fund. Each of the Funds permits exchanges by telephone if the telephone exchange privilege has been elected by the shareholder. Mackenzie
Fund shareholders who previously elected the telephone exchange privilege will be deemed to have elected the similar Thornburg Fund exchange privilege if the reorganization is completed.

Mackenzie Fund and Thornburg Fund - Redemptions
-----------------------------------------------

     Shares of Mackenzie Fund and Thornburg Fund properly presented for redemption may be redeemed at the next determined net asset value per share, subject to a contingent deferred sales charge ("CDSC") in specified circumstances. Class B shares of Mackenzie Fund held less than seven years, and certain Mackenzie Fund Class A shares purchased at reduced sales charges may be subject to a contingent deferred sales charge described in Mackenzie
Fund's prospectus. Thornburg Fund imposes a CDSC of 1/2 of 1% on redemptions of part or all of any purchase over $1 million in the event of a redemption within 12 months of purchase. Neither Mackenzie Fund shares exchanged in the reorganization, nor Class A shares issued by Thornburg Fund in the reorganization, will be subject to any CDSC. Mackenzie Fund shareholders who previously elected the telephone redemption privilege will be deemed to have elected Thornburg Fund's telephone redemption privilege if the reorganization is completed.



          DIVIDEND POLICIES OF MACKENZIE FUND AND THORNBURG FUND
          ------------------------------------------------------

     Mackenzie Fund declares and pays monthly dividends on any net investment income. Net investment income generally is the income from interest on the Fund's operations. At the end of each fiscal year, Mackenzie Fund intends to distribute any undistributed net investment income and any net realized short-term and long-term capital gains. The Fund may make an additional distribution of any net capital gains at the end of each calendar year.
Distributions are reinvested in Fund shares unless the shareholder elects to receive them in cash.

     Thornburg Fund distributes substantially all of its net investment income and realized capital gains to its shareholders. The Fund declares net income dividends daily and distributes those dividends monthly. Any net realized capital gains are distributed at least annually, usually in December. Distributions are reinvested in Fund shares unless the shareholder elects to receive them in cash.


               COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS
               ---------------------------------------------

     Mackenzie Fund is a diversified series of Mackenzie Trust, a Massachusetts business trust organized in 1985. As a Massachusetts business trust, Mackenzie Trust is governed by applicable Massachusetts and federal law, its declaration of trust, as amended, and its bylaws. The business of Mackenzie Trust is supervised by Mackenzie Trust's Board of Trustees.

     Thornburg Fund is a non-diversified series of Thornburg Trust, a Massachusetts business trust organized in 1987. As a Massachusetts business trust, Thornburg Trust is governed by applicable Massachusetts and federal law, its declaration of trust, as amended, and its bylaws. The business of Thornburg Trust is supervised by Thornburg Trust's Trustees.

     Mackenzie Trust and Thornburg Trust are each authorized to create an unlimited number of series, and with respect to each series, to issue an unlimited number of full and fractional shares of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All of the shares of Mackenzie Trust and of Thornburg Trust respectively, have equal voting rights with each other, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class.

     Neither Mackenzie Trust nor Thornburg Trust holds annual shareholder meetings. There normally will not be any meetings of shareholders of Mackenzie Trust, Thornburg Trust or either of the Funds to elect trustees unless fewer than a majority of the trustees then holding office have been elected by shareholders. However, the trustees of Mackenzie Trust or of Thornburg Trust may call special meetings from time to time to seek shareholder approval of certain matters, and meetings of shareholders of either Mackenzie Trust or Thornburg Trust will be called upon written requests of shareholders holding in the aggregate not less than 10% of the outstanding shares of any affected series or class having voting rights.

     Under Massachusetts law, there is a remote possibility that shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of such a trust. The amended and restated declaration of trust for Mackenzie Trust and the declaration of trust for Thornburg Trust each contain provisions intended to limit any such liability and to provide indemnification out of Fund property for any shareholder charged or held personally liable for obligations or liabilities of the shareholders' Fund solely by reason of being or having been a shareholder of the Fund and not because of the shareholder's acts or omissions or for some other reason. Consequently, the risk of a shareholder of either Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.



             ADDITIONAL INFORMATION ABOUT SHAREHOLDER ACCOUNTS
             -------------------------------------------------

     If the reorganization is approved, Thornburg Fund will establish an account for each Mackenzie Fund shareholder.

     No further purchases of Mackenzie Fund shares may be made after the date on which the shareholders of Mackenzie Fund approve the reorganization, and the share transfer books of Mackenzie Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day before the date of Closing will be fulfilled by Mackenzie Fund. Redemption requests or transfer instructions received by Mackenzie Fund after that date will be treated by Mackenzie Fund as requests for the redemption or instructions for transfer of the shares of Thornburg Fund credited to the accounts of Mackenzie Fund shareholders. Accordingly, those redemption requests or transfer instructions after the close of business on the day before Closing will be forwarded to Thornburg Fund. For a complete description of redemption procedures for Thornburg Fund, see the sections of the accompanying Thornburg Fund's prospectus under the captions "Selling Fund
Shares," "Investor Services and Transaction Services," and "Shareholder and
Account Policies."


                   INFORMATION ABOUT THE REORGANIZATION
                   ------------------------------------

Agreement and Plan of Reorganization
------------------------------------

     The following summary of the proposed Agreement and Plan of Reorganization (the "Agreement") is qualified in its entirety by reference to the Agreement accompanying this prospectus and proxy statement as Exhibit A.

     The Agreement provides that Thornburg Fund will acquire substantially all of the assets of Mackenzie Fund in exchange solely for Class A voting shares of Thornburg Fund on the earliest practicable date (the "Closing
Date") following shareholder approval of the reorganization. The number of full and fractional shares of Thornburg Fund to be issued to shareholders of Mackenzie Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of Thornburg Fund and Mackenzie
Fund computed immediately after the closing of business on the New York Stock
Exchange (currently 4:00 p.m., Eastern time) on the last business day before the Closing Date (the "Valuation Date"). The net asset value per share for both Thornburg Fund and Mackenzie Fund will be determined by dividing each Fund's respective assets, less its respective liabilities, by the total number of its respective outstanding shares. Portfolio securities of both
Thornburg Fund and Mackenzie Fund will be valued in accordance with the valuation practices of Thornburg Fund as described in the prospectus of Thornburg Fund, which is incorporated by reference herein. Valuation procedures of Thornburg Fund are substantially the same as the valuation procedures of Mackenzie Fund.

     Immediately after the transfer of Mackenzie Fund's assets to Thornburg
Fund on the Closing Date, Mackenzie Fund will distribute pro rata to its shareholders of record as of the close of business on the Valuation Date the full and fractional shares of Thornburg Fund received by Mackenzie Fund and will be dissolved as soon thereafter as reasonably practicable. The distribution will be accomplished by the establishment of accounts on the share records of Thornburg Fund in the name of each Mackenzie Fund shareholder, each representing the respective pro rata number of full and fractional shares of Thornburg Fund due each of those shareholders.
Following the reorganization, shareholders will own Class A shares of Thornburg Fund. Certificates for Thornburg Fund shares will be issued to shareholders upon written request.

     The consummation of the reorganization is subject to the conditions set forth in the Agreement. The reorganization is also subject to approval by Mackenzie Fund's Class A and Class B shareholders. Further, completion of the reorganization is subject to shareholder approval of the "Related
Acquisitions," which are proposed transactions in which Thornburg Limited
Term Municipal Fund National Portfolio will acquire substantially all of the assets of Mackenzie Limited Term Municipal Fund, Thornburg Limited Term
Municipal Fund California


Portfolio will acquire substantially all of the assets of Mackenzie
California Municipal Fund, and Thornburg Intermediate Municipal Fund will acquire substantially all of the assets of Mackenzie National Municipal Fund.
If shareholders of Mackenzie Fund approve the reorganization but one or more of the Related Acquisitions are not approved, the Trustees of Mackenzie Trust will consider the available alternatives. The Agreement may be terminated and the reorganization abandoned prior to the Closing Date, before or after approval by shareholders of Mackenzie Fund, by resolution of the Board of Trustees of Mackenzie Fund or the Trustees of Thornburg Trust, under circumstances specified in the Agreement.

     The investment advisers of the respective Funds have agreed to pay all expenses of the Funds related to the reorganization, so that shareholders of Mackenzie Fund will not be required to bear any such expenses. Mackenzie
Fund will, however, pay the costs its dissolution and deregistration with the Securities and Exchange Commission following the reorganization. MIMI and TMC have also entered into an asset purchase agreement, contingent upon completion of the reorganization and each Related Acquisition, in which TMC will pay to MIMI approximately $2,102,000 in two installments in connection with the reorganization and the Related Acquisitions, subject to adjustment for redemptions of shares issued in the transactions, and MIMI has agreed (i) to sell certain assets to TMC, (ii) to perform certain services, and (iii) not to serve as the investment adviser or subadviser to another mutual fund comparable to Mackenzie Fund for a period of one year, except under certain limited circumstances. MIMI and TMC have each agreed to pay Roberto de
Guardiola Company, L.L.C. one-half of that firm's fee for assisting in the consummation of the transactions contemplated by the asset purchase agreement. Under the asset purchase agreement, TMC has also agreed to comply, until the third anniversary of the Closing Date, with Rule 15f of the 1940 Act, which compliance includes, without limitation, the following requirements for the minimum time periods specified in Rule 15f of the 1940
Act: (i) at least 75% of the Trustees of Thornburg Trust shall not be "interested persons" (as that term is defined in the 1940 Act) of Thornburg or MIMI, or any "interested person" thereof; (ii) no "unfair burden" (as that term is defined in Section (2)(B) of Rule 15f) shall be imposed; and (iii) all vacancies in the complement of Trustees of Thornburg Trust (other than vacancies created by the death, disqualification or resignation of any Trustee interested in Thornburg or MIMI) shall be filled by a person who is not an interested person of Thornburg or MIMI who has been selected and proposed for election by a majority of the Trustees who are not such interested persons.

     The Trustees of Mackenzie Fund have determined that participation in the reorganization is in the best interests of Mackenzie Fund shareholders.

     Approval of the reorganization will require the affirmative vote of the holders of a majority of each of the Class A and Class B shares of Mackenzie
Fund. If the reorganization is not so approved, the Board of Trustees of Mackenzie Trust will consider other possible courses of action, including continuation of the present operations of Mackenzie Fund.

     Full and fractional shares of beneficial interest of Thornburg Fund will be issued to shareholders of Mackenzie Fund in accordance with the procedures under the Agreement described above. Each share will be fully paid and non-assessable by Thornburg Fund when issued, will be transferable without restrictions, and will have no preemptive or conversion rights. See comparative information on shareholder rights, below, for additional information with respect to the shares of Thornburg Fund.

Considerations of the Mackenzie Fund Trustees
---------------------------------------------

     As discussed above, the Board of Trustees of Mackenzie Trust has approved the reorganization for various reasons. In addition to the reasons noted above, the Trustees considered that Thornburg Fund is one mutual fund in a family of municipal bond funds which are actively managed and promoted by TMC, which may increase the likelihood of the Fund's growth and the economies of scale which can accompany <that growth.>


     In determining whether to recommend approval of the reorganization to shareholders of Mackenzie Fund, the Board of Trustees of Mackenzie Trust also considered, among other factors, (1) MIMI's intention to concentrate its marketing efforts on the sale of mutual funds which specialize in the expanding international and emerging growth area; (2) the terms and conditions of the Agreement; (3) the sufficient financial, operational and personnel resources and capabilities of TMC and the Thornburg service providers; (4) the lower pro forma expense ratio and the overall similarity of the fees and expenses of the two Funds; (5) the similarity of the investment objectives, policies and restrictions of Mackenzie Fund to those of Thornburg Fund; (6) the operating policies of Thornburg Fund, including its method of valuing portfolio securities; (7) that shareholders of Mackenzie Fund will not bear the costs of the reorganization; and (8) the absence of adverse tax consequences of the reorganization. In reaching a decision to recommend that the shareholders of Mackenzie Fund vote to approve the reorganization, the Board of Trustees of Mackenzie Trust concluded that participation of Mackenzie Fund in the reorganization is in the best interests of its shareholders.

Federal Income Tax Consequences
-------------------------------

     The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal
Revenue Code of 1986, as amended, with no taxable gain or loss recognized by Mackenzie Fund, Thornburg Fund, or shareholders of Mackenzie Fund as a consequence of the reorganization. As a condition to the closing of the reorganization, Mackenzie Fund and Thornburg Fund will receive an opinion from Dechert Price & Rhoads to that effect based on certain assumptions and representations made by Mackenzie Fund and Thornburg Fund.

                   (This space intentionally left blank)


     Shareholders of Mackenzie Fund should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. In particular, shareholders of Mackenzie
Fund should also consult their tax advisers as to the state, local and other tax consequences, if any, of the reorganization.

                               CAPITALIZATION
                              --------------
     The following table sets forth the capitalization of Mackenzie Fund and
Thornburg Fund as of December 31, 1996 and the pro forma capitalization of the combined fund as if the reorganization had occurred on that date.  These numbers will differ at the time of Closing.

                         Mackenzie Fund     Thornburg Fund     Pro Forma
                         --------------     --------------     ------------
NET ASSETS
--------------
Class A shares            $34,145,073          - 0 -            $36,611,206
Class B shares              2,446,133            -                     -
Class C shares                  N/A            - 0 -                 - 0 -
Class I shares                  N/A            - 0 -                 - 0 -
                         ---------------    ---------------    ------------
     TOTAL                $36,611,206          - 0 -            $36,611,206
                         ===============    ===============    ============

NET ASSET VALUE PER SHARE
-------------------------
Class A shares                 $9.86           - 0 -                $12.50
Class B shares                  9.86             -                     -
Class C shares                  N/A            - 0 -                 - 0 -
Class I shares                  N/A            - 0 -                 - 0 -

SHARES OUTSTANDING
------------------
Class A shares              3,463,320          - 0 -              2,928,896
Class B shares                250,106            -                     -
Class C shares                  N/A            - 0 -                 - 0 -
Class I shares                  N/A            - 0 -                 - 0 -
                         ---------------    ---------------    ------------
     TOTAL                  3,713,426          - 0 -              2,928,896
                         ===============    ===============    ============

SHARES AUTHORIZED
-----------------
Class A shares               unlimited           unlimited        unlimited
Class B shares               unlimited           unlimited        unlimited
Class C shares                  N/A              unlimited        unlimited
Class I shares                  N/A              unlimited        unlimited


     ADDITIONAL INFORMATION ABOUT MACKENZIE FUND AND THORNBURG FUND
     --------------------------------------------------------------

     Additional information concerning Thornburg Fund is included in the Statement of Additional Information for the Thornburg New York Intermediate Municipal Fund ("SAI") dated June 1, 1997, which has been filed with the Securities and Exchange Commission and is incorporated by reference in its prospectus included herewith. Additional information is also included in the SAI dated July 28, 1997 related to this transaction which has been filed with the SEC and is incorporated by reference herein. A copy of each SAI is available upon request and without charge by calling (800) 847-0200.

     Information about Mackenzie Fund is included in its current prospectus dated October 25, 1996, copies of which are available upon request and without charge by calling MIMI at (800) 456-5111. Additional information is included in Mackenzie Fund's SAI dated October 25, 1996 copies of which are available upon request and without charge by calling MIMI at (800) 456-5111. The prospectus and statement of additional information have been filed with the Securities and Exchange Commission and are incorporated by reference herein.

     Reports and other information filed by Mackenzie Trust and Thornburg Trust, including charter documents, can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, D.C. 20549 and the Northeast Regional Office of the Securities and Exchange Commission, 7 World Trade Center, Suite 1300, New York, New York 10048 and the Pacific Regional Office of the Securities and Exchange Commission, 5670 Wilshire Blvd., 11th Floor, Los Angeles, California 90036. Copies of these materials also may be obtained from the public reference branch, Officer of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20459 at prescribed rates.

                            VOTING INFORMATION
                            ------------------

     Proxies for the meeting are being solicited from the shareholders of Mackenzie Fund by the trustees of Mackenzie Trust. A proxy may be revoked at any time at or before the meeting by oral or written notice to the secretary of Mackenzie Trust, Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432, (800) 456-5111. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of specifications, for approval of the reorganization.

     Additional solicitations may be made by telephone, telegraph, facsimile or personal contact by officers or employees of MIMI and its affiliates or by a professional proxy solicitation firm or firms. Expenses of proxy solicitation will be borne by TMC. TMC has engaged the proxy solicitation firm of Shareholder Communications Corporation to assist in soliciting proxies for the meeting, at an estimated cost of $2,400.

     Class A shares and Class B shares of Mackenzie Fund of record at the close of business on July 18, 1997 (the "Record Date") will be entitled to vote at the meeting or any adjournment thereof. The holders of a majority of the Class A and Class B shares of Mackenzie Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum of the Class A shareholders and Class B shareholders, respectively, for the meeting. Shareholders are entitled to one vote for each share held, and each fractional share will be entitled to a proportionate fractional vote. Approval of the reorganization requires the affirmative vote of each of Mackenzie Fund's Class A and Class B shares of beneficial interest outstanding and entitled to vote at the meeting. As of July 18, 1997, there were issued and outstanding 3,093,993.376 Class A and 233,479.067 Class B shares of beneficial interest of Mackenzie Fund. As of the same date, no person is known to have owned more than 5% of the outstanding shares of Mackenzie Fund.

     As of the same date, there were no outstanding Class A shares of beneficial interest of Thornburg Fund.

     In the event that a quorum is not present at the meeting, or a quorum is present at the meeting but sufficient votes to approve the reorganization are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies which they are entitled to vote for the Plan in favor of such an adjournment and will vote those proxies required to be voted against the Plan against any such adjournment.

     "Broker non-votes" are shares held in a broker's street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against the proposal because the required vote is a percentage of the shares outstanding.

     THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE REORGANIZATION.

Submission of Shareholder Proposals
-----------------------------------

     Mackenzie Fund does not hold regular shareholder's meetings.
Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder's meeting should send their written proposals to the secretary of Mackenzie Trust at Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432.

Other Matters to Come Before the Meeting
----------------------------------------

     The Trustees of Mackenzie Trust know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, proxies will be voted in accordance with the judgment of the trustees.

                                 EXHIBIT A
                   AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 13th day of June, 1997, by and between THORNBURG INVESTMENT TRUST, a Massachusetts business trust ("Thornburg Trust"), in respect of Thornburg New York Intermediate Municipal Fund ("Thornburg Fund"), a separate series of Thornburg Trust, and MACKENZIE SERIES TRUST, a Massachusetts business trust ("Mackenzie Trust"), in respect of Mackenzie New York Municipal Fund ("Mackenzie Fund"), a separate series of Mackenzie Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of (i) the transfer of substantially all of the Assets (hereinafter defined) of Mackenzie Fund to Thornburg Fund in exchange solely for Class A voting shares of beneficial interest of Thornburg Fund having no par value (the "Thornburg Fund Shares") and (ii) the distribution on the Closing Date (hereinafter defined) of the Thornburg Fund Shares to the shareholders of Mackenzie Fund in complete liquidation of Mackenzie Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. All actions required to be taken by Thornburg Trust pursuant to this Agreement, and all representations, warranties and covenants of Thornburg Trust hereunder, are taken and made on behalf of Thornburg Fund. All actions required to be taken by Mackenzie Trust pursuant to this Agreement, and all representations, warranties and covenants of Mackenzie Trust hereunder, are taken and made on behalf of Mackenzie Fund.

     THEREFORE, in consideration of the premises and of the covenants and agreements hereafter described, the parties hereto covenant and agree as follows.

     1.   Procedure for Reorganization.
          ----------------------------
          (a) Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Mackenzie Trust agrees to transfer the Assets of Mackenzie Fund as set forth in paragraph (b) to Thornburg Fund, and Thornburg Trust agrees to deliver to Mackenzie Fund in exchange therefor the number of Thornburg Fund Shares, determined by dividing the value of the Assets computed in the manner and as of the time and date set forth in paragraph 2(a), by the net asset value of one Thornburg Fund Share computed in the manner and as of the time and date set forth in paragraph 2(b). These transactions shall take place at the closing provided for in paragraph 3(a) (the "Closing").

          (b) The Assets to be acquired by Thornburg Fund shall consist of all cash, portfolio securities and due bills for dividends, interest, or other receivables or rights to receive any of the foregoing, receivables for shares sold, and any claims or rights with respect to portfolio securities, whether or not arising from contract, which are owned by Mackenzie Fund on the closing date provided in paragraph 3(a) (the "Closing Date"). Mackenzie Fund will retain cash and cash equivalents in an amount reasonably estimated by it to be sufficient to discharge: (i) obligations incurred in the ordinary course of its business, which could not reasonably be paid before Closing and are not otherwise borne by any other person; and (ii) costs resulting from the dissolution and deregistration of Mackenzie Fund or Mackenzie Trust not to exceed $15,000 in the aggregate for all series of Mackenzie Trust. The Assets will not include any rights in and to the "Mackenzie" name or any variant thereof. Mackenzie Fund has provided Thornburg Fund with a list of the current securities holdings of Mackenzie Fund as of the date of execution of this Agreement. Mackenzie Trust and Mackenzie Fund reserve the right to sell any of these securities in the ordinary course of business but will not, without prior notification to Thornburg Trust, acquire any additional securities for Mackenzie Fund other than securities of the type in which Thornburg Fund is permitted to invest.

          (c) On the Closing Date, Mackenzie Trust will cause Mackenzie Fund to be liquidated and to distribute pro rata to Mackenzie Fund's shareholders of record (the "Mackenzie Fund Shareholders"), determined on and as of the close of business on the Valuation Date specified in paragraph 2(a), the Thornburg Fund Shares received by Mackenzie Trust pursuant to paragraph (a). The liquidation and distribution will be accomplished by the transfer of the Thornburg Fund Shares then credited to the account of Mackenzie Fund on the books of Thornburg Fund, to open accounts on the share records of Thornburg Fund in the names of the Mackenzie Fund Shareholders and representing the respective pro rata number of Thornburg Fund Shares due the Mackenzie Fund Shareholders.

          (d) As of the Closing Date, any physically-issued share certificates held by former Mackenzie Fund Shareholders and relating to Mackenzie Fund shares exchanged for Thornburg Fund Shares in accordance with the preceding paragraph (c) will represent only the right to receive the appropriate number of Thornburg Fund Shares. As of the Closing Date, persons holding those certificates will be requested to surrender their certificates. No redemption or repurchase of any Thornburg Fund Shares credited to former Mackenzie Fund Shareholders in place of Mackenzie Fund shares represented by unsurrendered certificates will be permitted until those certificates have been surrendered for cancellation. Any Mackenzie Fund Shareholder who wishes to receive a certificate from Thornburg Fund representing his or her Thornburg Fund Shares must submit a written request therefor, in form reasonably required by Thornburg Fund, together with any Mackenzie Fund certificates for those shares.

          (e) Any transfer taxes payable upon issuance of Thornburg Fund Shares in a name other than that of the registered holder of the Thornburg Fund Shares on the books of Mackenzie Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom the Thornburg Fund Shares are to be issued and transferred.

          (f) Mackenzie Fund shall be dissolved as soon as reasonably practicable following the Closing Date in accordance with the provisions of the Declaration of Trust of Mackenzie Trust. Mackenzie Trust will deregister with the Securities and Exchange Commission (the "Commission") in accordance with the Investment Company Act of 1940, as amended (the "1940 Act").

          (g) Thornburg Trust will not assume any liability of Mackenzie Trust, or acquire any Asset subject to any liability, in connection with the transactions contemplated by this Agreement, except that Thornburg Fund will assume the obligation to pay for any portfolio securities purchased by Mackenzie Fund before the Closing Date in the ordinary course of its business and the purchase of which was disclosed to Thornburg Fund by Mackenzie Fund when the commitment to purchase arose.

     2.   Valuation.
          ---------
          (a) The value of Mackenzie Fund Assets to be acquired by Thornburg Fund hereunder shall be the value of those assets computed as of the close of business on the New York Stock Exchange and after the declaration of any dividends on the business day next preceding the Closing Date (the time and date being hereinafter called the "Valuation Date"). The value of the portion of Mackenzie Fund Assets consisting of portfolio securities will be computed by Kenny Information Systems, subject to adjustment by the amount, if any, agreed to by Thornburg Fund and Mackenzie Fund. In determining the value of the Assets, each portfolio security and other portfolio asset shall be priced by Kenny Information Systems in accordance with the policies and procedures of Thornburg Fund (subject to the third sentence hereafter) as set forth in the then current prospectus and statement of additional information applicable to Class A shares of Thornburg Fund, subject to adjustments agreed to by Mackenzie Fund and Thornburg Fund. At Mackenzie Fund's option and expense, Thornburg Fund will cause Kenny Information Systems to perform a trial valuation of all or a portion of Mackenzie Fund's portfolio securities five to seven days before the Closing Date, and will furnish the trial valuations to Mackenzie Fund upon its receipt of the information from Kenny Information Systems. All computations shall be made by Kenny Information Systems. In the event of a dispute with respect to the valuation of any portfolio security or other portfolio asset of Mackenzie Fund, Thornburg Fund and Mackenzie Fund shall, by mutual consent, select an independent third party to resolve the matter, and the determination of the independent party will bind the Funds.

          (b) The net asset value of each Thornburg Fund Share shall be the net asset value per share computed as of the close of business on the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in Thornburg Fund's then current prospectus and statement of additional information.

          (c) The number of Thornburg Fund Shares to be issued (including fractional shares, if any) in exchange for Mackenzie Fund Assets shall be determined by dividing the value of those assets determined in accordance with paragraph 2(a) by the net asset value of a Thornburg Fund Share determined in accordance with paragraph 2(b).

     3.   Closing and Closing Date.
          ------------------------
          (a) The Closing Date shall be as soon as practicable after approval of the transactions contemplated in this Agreement by the Mackenzie Fund Shareholders has been obtained; however, in no event will the Closing Date be later than October 31, 1997. The Closing will be held at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, in the offices of Thornburg Management Company, Inc., or at such other place as the parties may agree. The time of Closing will be 8:00 a.m. New York time on the Closing Date. All acts taking place at the Closing will be deemed to occur simultaneously as of the time of the Closing on the Closing Date.

          (b) Mackenzie Fund's portfolio securities shall be available for inspection by Thornburg Fund, its custodian bank or such other agents of Thornburg Trust as Thornburg Trust shall reasonably designate, at the offices of Mackenzie Fund's custodian, Brown Brothers Harriman & Co., Boston, Massachusetts, no later than five business days preceding the Valuation Date, and Mackenzie Fund will immediately notify Thornburg Fund's investment adviser of any portfolio security thereafter acquired or sold by Mackenzie Fund. Mackenzie Fund portfolio securities and cash shall be delivered by Mackenzie Trust to State Street Bank & Trust Company, Boston, MA 02205-9087, as custodian for Thornburg Fund for the account of Thornburg Fund on the Closing Date, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The cash delivered shall be in the form of currency or certified or official bank checks, or completed federal funds wire, payable to the order of "State Street Bank & Trust Co., Custodian for Thornburg New York Intermediate Municipal Fund." Mackenzie Fund will cause its custodian to deliver at Closing a certificate of an authorized officer of the Custodian stating that Mackenzie Fund's Assets have been delivered in proper form to Thornburg Fund's custodian on or before the Closing Date.

          (c) In the event that on the Valuation Date (i) the New York Stock Exchange is closed to trading, or (ii) trading or the reporting of trading in securities generally is disrupted so that accurate appraisal of the value of the net assets of Thornburg Fund or Mackenzie Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

          (d) Mackenzie Trust shall deliver to Thornburg Trust shareholder and shareholder account information as of the close of business on the Valuation Date as reasonably requested by Thornburg Trust. Thornburg Fund shall issue and deliver a confirmation to Mackenzie Fund at the Closing stating the number of Thornburg Fund Shares to be credited on the Closing Date to Mackenzie Fund, and stating the number of Thornburg Fund Shares credited to Mackenzie Fund's account on the books of Thornburg Fund. Thornburg Trust shall issue and deliver to each former Mackenzie Fund Shareholder, after the Closing, a confirmation stating the number of Thornburg Fund Shares credited to the shareholder's account. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.   Representations and Warranties.
          ------------------------------
          (a) Mackenzie Trust represents and warrants to Thornburg Trust as follows:

                (i) Mackenzie Fund is a series of Mackenzie Trust, which is a business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

               (ii) Mackenzie Trust is a duly registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

              (iii) current prospectus and statement of additional information of Mackenzie Fund, each dated October 25, 1996, conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (iv) To the knowledge of Mackenzie Trust, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Mackenzie Fund of the transactions contemplated by this Agreement, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, or the rules and regulations under those Acts, all of which shall have been received prior to the Closing Date, except for such consents, approvals, authorizations or orders as may be required subsequent to the Closing Date;

                (v) The execution, delivery and performance of this Agreement will not result in a material violation of Mackenzie Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Mackenzie Fund or Mackenzie Trust is a party or by which it is bound;

               (vi) Mackenzie Fund has valued, and will continue to value its portfolio securities and other assets in accordance with applicable legal requirements;

              (vii) All material contracts or other commitments (other than this Agreement) to which Mackenzie Fund is a party will be terminated without liability to Mackenzie Fund or Thornburg Fund on or before the Closing Date;

             (viii) No litigation or administrative proceeding or investigation of or before any court or governmental body or self regulatory organization is presently pending or threatened against Mackenzie Fund or any of its properties or assets. Mackenzie Trust knows of no facts which might form the basis for the institution of such proceedings, and neither Mackenzie Trust nor Mackenzie Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body or self regulatory organization which materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

               (ix) The statement of assets and liabilities, the statement of operations, and the statement of changes in net assets of Mackenzie Fund at June 30, 1996 have been audited by Coopers & Lybrand, LLP, independent certified public accountants, and those statements, together with the statements of assets and liabilities, the statements of operations, and the statements of changes in net assets at December 31, 1996, and, when issued, at June 30, 1997, fairly reflect, or in the case of the June 30, 1997 statements will fairly reflect, in all material respects the assets, financial condition, results of operations, and changes in net assets of Mackenzie Fund as of and for the periods ended on those dates and have, or in the case of the June 30, 1997 statements, shall have been prepared in accordance with generally accepted accounting principles consistently applied; and there are no known liabilities of Mackenzie Fund other than liabilities disclosed or provided for in the foregoing statements;

                (x) Since December 31, 1996, there has been no material adverse change in Mackenzie Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business; and Mackenzie Fund has not incurred any indebtedness maturing more than one year from the date such indebtedness was incurred except as disclosed in Exhibit A. For the purposes of this subparagraph (x), a decline in net asset value per share of Mackenzie Fund Shares is not a material adverse change;

               (xi) At the Closing Date, all material federal and other tax returns and reports of Mackenzie Fund required by law then to be filed (including any extensions) shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of Mackenzie Trust's knowledge no such return of or relating to Mackenzie Fund is currently under audit, and no assessment has been asserted with respect to Mackenzie Fund;

              (xii) Mackenzie Fund has met the requirements of Subchapter M of the Code and has elected to be treated as a regulated investment company for each taxable year of its operations since its inception, and will so qualify for the taxable year ending on the Closing Date;

             (xiii) Mackenzie Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value per share, at the date hereof. All issued and outstanding shares of Mackenzie Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All issued and outstanding Mackenzie Fund shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Mackenzie Trust, except to the extent that shareholders of Mackenzie Trust may be held personally liable for the obligations of Mackenzie Trust. All of the issued and outstanding Mackenzie Fund Shares will, at the time of Closing, be held by shareholder accounts in the amounts set forth in the list of shareholder's accounts submitted to Thornburg Trust pursuant to paragraph 3(d). Mackenzie Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Mackenzie Fund Shares, except that Class B shares may convert to Class A shares in accordance with the applicable Mackenzie Fund's prospectus;

              (xiv) At the Closing Date, Mackenzie Fund will have good and marketable title to the Assets to be transferred to Thornburg Fund pursuant to paragraph 1(b), subject to no lien, encumbrance or competing interest in any person, and full right, power, and authority to sell, assign, transfer and deliver the Assets hereunder, and upon delivery and payment for those Assets, Thornburg Fund will acquire good and marketable title thereto, subject to no restriction on the full transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed in writing to Thornburg Fund;

               (xv) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary actions on the part of Mackenzie Trust's trustees, and this Agreement constitutes a valid and binding obligation of Mackenzie Trust, enforceable in accordance with its terms, subject to the approval of the Mackenzie Fund Shareholders, and further subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and subject to general equity principles;

              (xvi) The information furnished by Mackenzie Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

             (xvii) The registration statement filed by Thornburg Fund on Form N-14 relating to the Thornburg Fund Shares that will be registered with the Commission pursuant to this Agreement, which shall include the proxy statement of Mackenzie Trust in respect of Mackenzie Fund and prospectus of Thornburg Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), and (ii) the proxy materials of Mackenzie Trust in respect of Mackenzie Fund included in the N-14 Registration Statement and filed with the Commission pursuant to Section 14 of the 1934 Act with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or the documents appended thereto (the "Reorganization Proxy Materials"), from their effective dates with the Commission, through the time of the meeting of shareholders of Mackenzie Fund contemplated therein (the "Shareholders Meeting") and at the Closing Date: (a) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, and (b) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the representations and warranties in this subparagraph shall only apply to statements in or omissions from the N-14 Registration Statement or Reorganization Proxy Materials made by, or in reliance upon and in conformity with information furnished by or on behalf of Mackenzie Trust.

          (b) Thornburg Trust represents and warrants to Mackenzie Trust as follows:

                (i) Thornburg Fund is a series of Thornburg Trust, which is a business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

               (ii) Thornburg Trust is a duly registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

              (iii) The current prospectus and statement of additional information for Class A shares of Thornburg Fund, each dated June 1, 1997, conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (iv) To the knowledge of Thornburg Trust, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Thornburg Fund of the transactions contemplated by this Agreement, except as may be required under the 1933 Act, the 1934 Act, the 1940 Act, or the rules and regulations under those Acts, all of which shall have been received prior to the Closing Date, except for such consents, approvals, authorizations or orders as may be required subsequent to the Closing Date;

                (v) The execution, delivery and performance of this Agreement will not result in a material violation of Thornburg Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Thornburg Fund or Thornburg Trust is a party or by which it is bound;

               (vi) Thornburg Fund has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements;

              (vii) No litigation or administrative proceeding or investigation of or before any court or governmental body or self regulatory organization is presently pending or threatened against Thornburg Fund or any of its properties or assets. Thornburg Trust knows of no facts which might form the basis for the institution of such proceedings, and neither Thornburg Trust nor Thornburg Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body or self regulatory organization which materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

             (viii) Since March 31, 1997, there has not been any material adverse change in Thornburg Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, and Thornburg has not incurred any indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (ix), a decline in net value per share of Thornburg Fund Shares is not a material adverse change;

               (ix) At the Closing Date, all federal and other tax returns and reports of Thornburg Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid for as due or provision shall have been made for the payment thereof and, to the best of Thornburg Trust's knowledge, no such return of or relating to Thornburg Fund is currently under audit, and no assessment has been asserted with respect to Thornburg Fund;

                (x) Thornburg Fund has met the requirements of Subchapter M of the Code, and has elected to be treated as a regulated investment company for each taxable fiscal year of its operation since its inception and will so qualify for the taxable year including the Closing Date;

               (xi) Thornburg Trust is authorized to issue an unlimited number of Class A shares of beneficial interest having no par value. All issued and outstanding shares of Thornburg Fund have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All issued and outstanding Thornburg Fund Shares are at the date hereof, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non -assessable. Thornburg Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Thornburg Fund Shares, nor is there outstanding any security convertible into Thornburg Fund Shares (except as the trustees of Thornburg Trust may convert shares of other classes of shares to Class A shares in accordance with Thornburg Trust's Declaration of Trust, as amended);

              (xii) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary actions on the part of Thornburg Trust's trustees, and this Agreement constitutes a valid and binding obligation of Thornburg Trust enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and subject to general equity principles;

             (xiii) Thornburg Fund Class A Shares to be issued and delivered to Mackenzie Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Thornburg Fund Shares, and will be fully paid and non-assessable by Thornburg Trust, except to the extent that shareholders of Thornburg Trust may be held personally liable for obligations of Thornburg Trust;

              (xiv) The N-14 Registration Statement and the Reorganization Proxy Materials, from their effective dates with the Commission, through the time of the Shareholders Meeting and at the Closing Date:
     (a) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, and (b) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, that the representations and warranties in this subparagraph shall only apply to statements in or omissions from the N-14 Registration Statement or the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by or on behalf of Thornburg Trust;

               (xv) At the Closing Date, Thornburg Fund will have good and marketable title to its assets, subject to no lien, encumbrance or competing interest in any person, and full right, power and authority to sell, assign, transfer and deliver those assets other than as disclosed in writing to Mackenzie Fund; and

              (xvi) The information furnished by Thornburg Trust for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

     5.   Covenants of the Parties.
          ------------------------
          (a) Thornburg Fund and Mackenzie Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include customary dividends and distributions and any other distribution that may be advisable.

          (b) Mackenzie Trust will call a meeting of the shareholders of Mackenzie Fund to be held as promptly as practicable to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          (c) Mackenzie Trust covenants that the Thornburg Fund Shares to be issued hereunder will not be sold or distributed other than in accordance with the terms of this Agreement.

          (d) Mackenzie Trust will furnish to Thornburg Trust all information reasonably requested and that is within its control for the preparation of the N-14 Registration Statement, the preparation and distribution of the Reorganization Proxy Materials, and for effectuating the transactions contemplated herein. Mackenzie Trust will furnish, or cause its transfer agent to furnish, to Thornburg Trust all information reasonably requested respecting the beneficial ownership of Mackenzie Fund shares, shareholders and shareholder accounts for the mailing of the Reorganization Proxy Materials and for the establishment of Thornburg Fund accounts for Mackenzie Fund Shareholders in accordance with paragraph 1(c). Mackenzie Trust will furnish, or cause its custodian or other agents to furnish, all portfolio asset information reasonably requested by Thornburg Trust in connection with, and to facilitate, the transactions contemplated by this Agreement.

          (e) Subject to the provisions of this Agreement, Thornburg Trust and Mackenzie Trust will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          (f) Mackenzie Trust shall furnish to Thornburg Trust within 30 days after the Closing Date a detailed trial balance of Mackenzie Fund's assets and liabilities and computations showing amortization of premium on portfolio securities. Mackenzie Trust shall furnish to Thornburg Trust when available the final federal income tax return for Mackenzie Fund.

          (g) Mackenzie Trust will, as promptly as practicable after the Closing, wind up the business of Mackenzie Fund, deregister Mackenzie Fund under applicable federal securities laws, file final reports with the state securities regulators requiring any such reports, prepare and distribute final account statements and tax statements to persons who were formerly Mackenzie Fund shareholders, and file any necessary federal and state tax returns.

          (h) Thornburg Trust will prepare and file the N-14 Registration Statement, will file the Reorganization Proxy Materials with applicable regulatory authorities, and will use all reasonable efforts to obtain clearance or effectiveness of the N-14 Registration Statement and the Reorganization Proxy Materials, all in accordance with the 1933 Act, the 1934 Act, and the 1940 Act, and applicable regulations and rulings thereunder, and in accordance with any applicable state statutes and regulations.

          (i) Thornburg Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state securities laws as are necessary or appropriate in order to continue its operations after the Closing Date.

     6.   Conditions Precedent to Obligations of Mackenzie Trust.
          ------------------------------------------------------
     The obligations of Mackenzie Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by Thornburg Trust of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

          (a) All representations and warranties of Thornburg Trust contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date;

          (b) Thornburg Trust shall have delivered to Mackenzie Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Mackenzie Trust and dated as of the Closing Date, certifying that the representations and warranties of Thornburg Trust made in this Agreement are true and correct at and as of the Closing Date;

          (c) Mackenzie Trust shall have received on the Closing Date a favorable opinion of White, Koch, Kelly & McCarthy, P.A., counsel to Thornburg Trust, dated as of the Closing Date, in form and substance satisfactory to Mackenzie Trust's counsel, covering the following points:

                (i) Thornburg Trust is a business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

               (ii) This Agreement has been duly authorized, executed and delivered by Thornburg Trust and, assuming due authorization, execution and delivery of the Agreement by Mackenzie Trust, is a valid and binding obligation of Thornburg Trust enforceable against Thornburg Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles;

              (iii) The Thornburg Fund Shares to be issued to Mackenzie Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and will be fully paid and non-assessable by Thornburg Trust, except to the extent that shareholders of Thornburg Trust may be held personally liable for the obligations of Thornburg Trust;

               (iv) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Thornburg Trust's Agreement and Declaration of Trust or By -Laws, or any provision of any agreement (known to such counsel) to which Thornburg Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which Thornburg Trust is a party or by which it is bound;

                (v) To the knowledge of counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Thornburg Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

               (vi) In the ordinary course of counsel's representation of Thornburg Trust or Thornburg Fund, and without having made any investigation, counsel is not aware of any legal or governmental proceedings insofar as they relate to Thornburg Trust or Thornburg Fund, required to be described in the N-14 Registration Statement which are not described as required;

              (vii) Thornburg Trust is a duly registered management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

             (viii) In the ordinary course of counsel's representation of Thornburg Trust or Thornburg Fund, and without having made any investigation, counsel is not aware of any litigation or administrative proceeding or investigation of or before any court or governmental body or self regulatory organization which is presently pending or threatened as to Thornburg Trust or Thornburg Fund or any of its properties or assets and neither Thornburg Trust nor Thornburg Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body or self regulatory organization, which materially and adversely affects its business.

     7.   Conditions Precedent to Obligations of Thornburg Trust.
          ------------------------------------------------------
     The obligations of Thornburg Trust to complete the transactions provided for herein shall be subject, at its election, to the performance by Mackenzie Trust of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          (a) All representations and warranties of Mackenzie Trust contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date;

          (b) Mackenzie Trust shall have delivered to Thornburg Trust the following information prepared as of the Closing Date: (i) net asset value pricing sheet of Mackenzie Fund, with a portfolio listing of each portfolio security including the principal amount, identification of issue, cost, tax lot cost, market price per unit and market value; (ii) trial balance of Mackenzie Fund's general ledger; (iii) supporting schedules with the details for accounts receivable and accounts payable; (iv) certification from Mackenzie Fund's custodian that it has delivered to Thornburg Fund's custodian the Assets acquired by Thornburg Fund; and (v) confirmation from Mackenzie Fund's transfer agent of the aggregate number of Mackenzie Fund Shares outstanding and a reconciliation of that number to the number of shares shown in the pricing sheet referred to in (i) above.

          (c) Mackenzie Trust shall have delivered to Thornburg Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Thornburg Trust and dated as of the Closing Date, certifying that the representations and warranties of Mackenzie Trust made in this Agreement are true and correct at and as of the Closing Date;

          (d) Thornburg Trust shall have received on the Closing Date a favorable opinion of Dechert, Price & Rhoads, counsel to Mackenzie Trust, dated as of the Closing Date, in form and substance satisfactory to Thornburg Trust's counsel, covering the following points:

                (i) Mackenzie Trust is a business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

               (ii) This Agreement has been duly authorized, executed and delivered by Mackenzie Trust and, assuming due authorization, execution and delivery of the Agreement by Thornburg Trust, is a valid and binding obligation of Mackenzie Trust enforceable against Mackenzie Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles;

              (iii) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Mackenzie Trust's Declaration of Trust or By-Laws, or any provision of any agreement (known to such counsel) to which Mackenzie Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which Mackenzie Trust is a party or by which it is bound;

               (iv) To the knowledge of counsel, no consent, approval, authorization or order of any court or governmental authority, other than the filings required to be made after the Closing under applicable laws, is required for the consummation by Mackenzie Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act;

                (v) This Agreement was duly approved by the Mackenzie Fund Shareholders in accordance with applicable law;

               (vi) In the ordinary course of counsel's representation of Mackenzie Trust or Mackenzie Fund, and without having made any investigation, counsel is not aware of any legal or governmental proceedings, insofar as they relate to Mackenzie Trust or Mackenzie Fund, required to be described in the N-14 Registration Statement which are not described as required;

              (vii) Mackenzie Trust is a duly registered management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

             (viii) In the ordinary course of counsel's representation of Mackenzie Trust or Mackenzie Fund, and without having made any investigation, counsel is not aware of any litigation or administrative proceeding or investigation of or before any court or governmental body or self regulatory organization which is presently pending or threatened as to Mackenzie Trust or Mackenzie Fund or any of its properties or assets and neither Mackenzie Trust nor Mackenzie Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body or self regulatory organization, which materially and adversely affects its business.

          (e) The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Mackenzie Fund in accordance with applicable law and evidence of the approval shall have been delivered to Thornburg Trust;

          (f) The parties shall have received a favorable opinion of Dechert, Price & Rhoads, satisfactory to Mackenzie Trust and Thornburg Trust, substantially to the effect that, based upon certain facts, assumptions and representations, the transactions contemplated by this Agreement constitute a tax-free reorganization described in Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert, Price & Rhoads of representations it shall request of Thornburg Trust and Mackenzie Trust.

     8.   Further Conditions Precedent to Obligations
          of Thornburg Trust and Mackenzie Trust.
          -------------------------------------------
     Each party's obligations hereunder are, at its election, subject to the further conditions that:

          (a) On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

          (b) On or before the Closing Date, all consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by Thornburg Trust or Mackenzie Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the business assets or properties of Thornburg Trust or Mackenzie Trust;

          (c) On or before the Closing Date, the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     9.   Responsibility for Fees and Expenses.
          ------------------------------------
          (a) Thornburg Trust and Mackenzie Trust each represents and warrants to the other that it has not engaged any broker or finder entitled to receive any payments in connection with the transactions provided for herein.

          (b) Neither Thornburg Fund nor Mackenzie Fund shall ultimately bear any expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, whether or not the transactions contemplated are consummated. Specifically, the investment advisers to each respective Fund have agreed pursuant to an agreement dated June 13, 1997, to assume and share between themselves all such expenses including the expenses of preparing and filing the N-14 Registration Statement, the costs of distributing the prospectus and proxy materials, proxy solicitation costs, and other special costs incurred by either Fund; provided, however, that any expenses so borne by either investment adviser shall be solely and directly related to the reorganization contemplated by this Agreement, within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187.

     10.  Massachusetts Business Trusts.
          -----------------------------
          (a) Mackenzie Trust is organized as a Massachusetts business trust, and references in this Agreement to Mackenzie Trust mean and refer to the Trustees of Mackenzie Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which Mackenzie Trust conducts its business. It is expressly agreed that the obligations of Mackenzie Trust hereunder shall not be binding upon any of Mackenzie Trust's Trustees, shareholders, nominees, officers, agents, or employees of Mackenzie Trust, or Mackenzie Fund personally, but bind only the property of Mackenzie Fund, as provided in Mackenzie Trust's Declaration of Trust. Moreover, no series of Mackenzie Trust other than Mackenzie Fund shall be responsible for the obligations of Mackenzie Trust hereunder, and all persons shall look only to the respective assets of Mackenzie Fund to satisfy the obligations of Mackenzie Trust hereunder. The execution and delivery of this Agreement have been authorized by Mackenzie Trust's Board of Trustees, on behalf of Mackenzie Fund, and this Agreement has been signed by authorized officers of Mackenzie Fund acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of Mackenzie Fund, as provided in Mackenzie Trust's Declaration of Trust.

          (b) Thornburg Trust is organized as a Massachusetts business trust, and references in this Agreement to Thornburg Trust mean and refer to the Trustees of Thornburg Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which Thornburg Trust conducts its business. It is expressly agreed that the obligations of Thornburg Trust hereunder shall not be binding upon any of Thornburg Trust's Trustees, shareholders, nominees, officers, agents, or employees of Thornburg Trust, or Thornburg Fund personally, but bind only the property of Thornburg Fund, as provided in Thornburg Trust's Declaration of Trust. Moreover, no series of Thornburg Trust other than Thornburg Fund shall be responsible for the obligations of Thornburg Trust hereunder, and all persons shall look only to the respective assets of Thornburg Fund to satisfy the obligations of Thornburg Trust hereunder. The execution and delivery of this Agreement have been authorized by Thornburg Trust's Trustees, on behalf of Thornburg Fund, and this Agreement has been signed by authorized officers of Thornburg Fund acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of Thornburg Fund, as provided in Thornburg Trust's Declaration of Trust.


     11.  Indemnification
          ---------------
          (a) Thornburg Fund agrees to indemnify and hold harmless Mackenzie Fund and each of Mackenzie Fund's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, Mackenzie Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Thornburg Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

          (b) Mackenzie Fund agrees to indemnify and hold harmless Thornburg Fund and each of Thornburg Fund's Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, Thornburg Fund or any of its Trustees or officers may become subject insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Mackenzie Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

     12.  Entire Agreement; Survival of Warranties.
          ----------------------------------------
          (a) Thornburg Trust and Mackenzie Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          (b) The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

     13.  Termination.
          -----------
          (a) This Agreement may be terminated by the mutual agreement of Thornburg Trust and Mackenzie Trust. In addition, either Thornburg Trust or Mackenzie Trust may at its option terminate this Agreement at or before the Closing Date because:

                (i) of a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date; or

               (ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          (b) In the event of any such termination, there shall be no liability for damages on the part of either Thornburg Trust or Mackenzie Trust, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear, except as otherwise provided in paragraph 9(b), the expenses incurred by them incidental to the preparation and carrying out of this Agreement.

     14.  Amendments.
          ----------
     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Mackenzie Trust and Thornburg Trust; provided, however, that following the shareholders' meeting called by Mackenzie Fund pursuant to this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Thornburg Fund Shares to be issued to the Mackenzie Fund shareholders under this Agreement to the detriment of those shareholders without their further approval.

     15.  Notices.
          -------
     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to Thornburg Trust, 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, Attention:
Brian J. McMahon and Mackenzie Trust, Via Mizner Financial Plaza, Suite 300, 700 South Federal Highway, Boca Raton, Florida 33432, Attention: C. William Ferris.

     16.  Headings; Counterparts; Governing Law; Assignment.
          -------------------------------------------------
          (a) The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          (c) This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act (as the same Acts shall have been or will be amended) or rules, orders or regulations of such governmental bodies or authorities having authority with respect to such Acts.

          (d) This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

          (e) In the event of any litigation respecting this Agreement or its subject matter, the prevailing party will be entitled to reimbursement from the losing party for the prevailing party's cost of suit, including reasonable attorneys' fees.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested to by its Secretary or Assistant Secretary.

Attest: THORNBURG INVESTMENT TRUST on behalf of THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND

/s/ Dawn B. Fischer              /s/ Brian J. McMahon
____________________          By:__________________________________________
     Secretary                        Vice President




Attest:                         MACKENZIE SERIES TRUST on behalf of
                                MACKENZIE NEW YORK MUNICIPAL FUND

/s/ Deborah P. Mason              /s/ C. William Ferris
____________________          By:__________________________________________
 Assistant Secretary                  Secretary/Treasury



EXHIBIT A to Agreement and Plan of Reorganization dated June 13, 1997 between Thornburg Investment Trust (on behalf of Thornburg New York Intermediate Municipal Fund) and Mackenzie Series Trust (on behalf of Mackenzie New York Municipal Fund)


Subparagraph 4(a)(x):  None.

                    STATEMENT OF ADDITIONAL INFORMATION
               Relating to the Acquisition of the Assets of
                    MACKENZIE NATIONAL MUNICIPAL FUND,
                    a series of MACKENZIE SERIES TRUST
                        Via Mizner Financial Plaza
                         700 South Federal Highway
                         Boca Raton, Florida 33432
                              (800) 456-5111
          by and in exchange solely for Class A voting shares of
                  THORNBURG INTERMEDIATE MUNICIPAL FUND,
                  a series of THORNBURG INVESTMENT TRUST
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico  87501
                              (800) 847-0200

     This Statement of Additional Information, relating specifically to the proposed acquisition of substantially all of the assets of Mackenzie National Municipal Fund ("Mackenzie Fund"), a series of Mackenzie Series Trust, by Thornburg Intermediate Municipal Fund ("Thornburg Fund"), a series of Thornburg Investment Trust, in exchange solely for Class A voting shares of Thornburg Fund, consists of this cover page and the following documents, each of which is attached hereto and incorporated by reference herein:

     1. Thornburg Intermediate Municipal Funds Statement of Additional Information dated February 1, 1997, as revised May 6, 1997;

     2. Mackenzie Series Trust Statement of Additional Information dated October 25, 1996;

     3.   Thornburg Intermediate Municipal Fund Annual Report, September 30,
1996;

     4.   Thornburg Intermediate Municipal Fund Semiannual Report, March 31,
1997;

     5.   Mackenzie National Municipal Fund Annual Report, June 30, 1996; and

     6.   Mackenzie National Municipal Fund Semiannual Report, December 31,
1996.

     The financial statements of Mackenzie National Municipal Fund contained in its Annual Report to shareholders for the fiscal year ended June 30, 1996 have been audited by Coopers & Lybrand, L.L.P., that Fund's independent auditors. The financial statements of Thornburg Intermediate Municipal Fund contained in its Annual Report to shareholders for the fiscal year ended September 30, 1996 have been audited by McGladrey & Pullen, LLP, that Fund's independent auditors.

     This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated July 28, 1997 relating to the above referenced acquisition may be obtained from Thornburg Investment Trust at the number and address shown above. This Statement of Additional Information relates to, and should be read with, the Prospectus/Proxy Statement.

     The date of this Statement of Additional Information is July 28, 1997.

                        THORNBURG INVESTMENT TRUST
                    STATEMENT OF ADDITIONAL INFORMATION
                                    for
                  THORNBURG INTERMEDIATE MUNICIPAL FUNDS
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico  87501

     Thornburg Intermediate Municipal Funds (the "Funds") are series of Thornburg Investment Trust (the "Trust"), each with a separate investment portfolio and each having one or more classes of shares:

              Thornburg Alabama Intermediate Municipal Fund
                       ("Intermediate Alabama Fund")

               Thornburg Arizona Intermediate Municipal Fund
                       ("Intermediate Arizona Fund")

               Thornburg Florida Intermediate Municipal Fund
                       ("Intermediate Florida Fund")

                   Thornburg Intermediate Municipal Fund
                      ("Intermediate National Fund")

             Thornburg New Mexico Intermediate Municipal Fund
                     ("Intermediate New Mexico Fund")

            Thornburg Pennsylvania Intermediate Municipal Fund
                    ("Intermediate Pennsylvania Fund")

              Thornburg Tennessee Intermediate Municipal Fund
                      ("Intermediate Tennessee Fund")

                Thornburg Texas Intermediate Municipal Fund
                        ("Intermediate Texas Fund")

                Thornburg Utah Intermediate Municipal Fund
                        ("Intermediate Utah Fund")

     The Funds' investment adviser is Thornburg Management Company, Inc.
(TMC).

     This Statement of Additional Information relates to the investments proposed to be made by the Funds, investment policies governing the Funds, the Funds' management, and other issues of interest to a prospective purchaser of shares in the Funds.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' Prospectus dated February 1, 1997. A copy of the Prospectus may be obtained at no charge by writing to the distributor of the Funds' shares, Thornburg Securities Corporation (TSC), at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     The Trust's name was "Thornburg Income Trust" until October 1, 1995.

     The date of this Statement of Additional Information is February 1, 1997, as revised May 6, 1997.

                             TABLE OF CONTENTS


                                                                       Page
                                                                       ----
          INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . 1
               Municipal Obligations . . . . . . . . . . . . . . . . . . 3
               Ratings . . . . . . . . . . . . . . . . . . . . . . . . . 6
               Temporary Investments . . . . . . . . . . . . . . . . . . 8
               Repurchase Agreements . . . . . . . . . . . . . . . . . . 8
               U.S. Government Obligations . . . . . . . . . . . . . . . 9

          INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . 9

          YIELD AND RETURN COMPUTATION:
          Performance and Portfolio Information . . . . . . . . . . . . 12
               Computation of Yield and Return - In General . . . . . . 12
               Additional Portfolio and Performance Information . . . . 13

          REPRESENTATIVE PERFORMANCE INFORMATION . . . . . . . . . . . .14
               Thornburg Intermediate Municipal Fund
                         (Classes A and C) . . . . . . . . . . . . . . .14
               Thornburg New Mexico Intermediate Municipal Fund
                         (Class A) . . . . . . . . . . . . . . . . . . .15
               Thornburg Florida Intermediate Municipal Fund
                         (Class A) . . . . . . . . . . . . . . . . . . .16

          DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . 18
               Distributions . . . . . . . . . . . . . . . . . . . . . .18
               Federal Income Tax Matters . . . . . . . . . . . . . . . 18
               State and Local Tax Aspects . . . . . . . . . . . . . . .21
               Accounts of Shareholders . . . . . . . . . . . . . . . . 22

          INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS . .22
               Investment Advisory Agreement . . . . . . . . . . . . . .22
               Administrative Services Agreement . . . . . . . . . . . .24

          SERVICE AND DISTRIBUTION PLANS . . . . . . . . . . . . . . . .25
               Service Plans - All Classes . . . . . . . . . . . . . . .25
               Class C Distribution Plan . . . . . . . . . . . . . . . .26

          PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . .27

          MANAGEMENT AND HOLDERS OF SECURITIES . . . . . . . . . . . . .28

          HOW TO PURCHASE FUND SHARES . . . . . . . . . . . . . . . . . 32

          NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . 35

          REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . .35

          DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . 35

          INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . . .36

          FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . .36

                    INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of each of the Funds is to provide for its shareholders as high a level of current income exempt from Federal income tax as is consistent, in the view of the Funds' investment adviser, TMC, with preservation of capital. The Alabama, Arizona, New Mexico, Pennsylvania and Tennessee Funds also seek to provide as high a level of current income exempt from state individual income taxes as is consistent, in the view of TMC, with preservation of capital. The Florida and Pennsylvania Funds seek exemption from those states' imposition of taxes on intangible personal property. A secondary investment objective of the Funds is reducing fluctuations in net asset value per share relative to long-term municipal bond portfolios, by maintaining a portfolio with a dollar-weighted average maturity that will normally not exceed three to ten years. There is a risk in all investments, however, and there can be no assurance that the Funds' objectives will be achieved. The objective of preservation of capital may preclude the Funds from obtaining the highest available yields. The National, New Mexico and Texas Funds were organized on June 4, 1991. The Arizona Fund was organized on January 24, 1994. The other Funds were organized on October 4, 1993.

     The New Mexico Fund commenced investment operations on June 21, 1991, and the National Fund commenced investment operations on July 23, 1991. The Florida Fund commenced investment operations on February 1, 1994.

     The dollar-weighted average effective maturity of the Funds' portfolios normally will not exceed three to ten years. Price changes in the Funds' shares therefore can be expected to be more moderate than the per share fluctuations of portfolios with longer-term bonds.

     The Intermediate National Fund will seek to achieve its objectives by investing in a diversified portfolio of obligations issued by state and local governments. Each single state Fund will acquire Municipal Obligations issued principally by the state having the same name as the Fund, and the political subdivisions and the agencies thereof. Any Fund may invest in obligations of United States possessions and territories or their agencies and instrumentalities. Each single state Fund may invest more than 5% of its portfolio assets in the securities of a single issuer provided that it may not purchase any security (other than certain United States Government securities) if, as a result, more than 5% of the Trust's total assets would be invested in securities of a single issuer. See the discussion under the caption "Investment Limitations."

     Each Fund's assets will normally consist of (1) Municipal Obligations or participation interests therein that are rated at the time of purchase within the four highest grades Aaa, Aa, A, Baa by Moody's Investors Service ("Moody's"), or AAA, AA, A, BBB of Standard & Poor's Corporation ("S&P"), or Fitch Investors Service ("Fitch"), (2) Municipal Obligations or participation interests therein that are not rated by a rating agency, but are issued by obligors that either have other comparable debt obligations that are rated within the four highest grades by Moody's S&P or Fitch, or, in the case of obligors whose obligations are unrated, are deemed by TMC to be comparable with issuers having such debt ratings, and (3) a small amount of cash or equivalents. In normal conditions, the Funds will hold cash pending investment in portfolio securities or anticipated redemption requirements. For an explanation of these ratings, please see "Ratings," page 6. to the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risk in purchasing unrated Municipal Obligations than in purchasing comparable, rated Municipal Obligations. If a Fund experienced unexpected net redemptions, it could be forced to sell such unrated Municipal Obligations at disadvantageous prices without regard to the Obligations' investment merits, depressing the Fund's net asset value and possibly reducing the Fund's overall investment performance.

     Except to the extent that the Funds are invested in temporary investments for defensive purposes, each Fund will, under normal conditions, invest 100% of its net assets in Municipal Obligations and normally will not invest less than 80% of its net assets in Municipal Obligations. This 80% policy is a fundamental investment policy of the Funds and may be changed only with the approval of a majority of the outstanding voting securities of a given series of the Fund. Under normal conditions, each single state Fund will attempt to invest 100%, and as a matter of fundamental policy, will invest at least 65% of its net assets in Municipal Obligations which originate in the state having the same name as the Fund.

     The ability of the Funds to achieve their investment objectives is dependent upon the continuing ability of issuers of Municipal Obligations in which the Funds invest to meet their obligations for the payment of interest and principal when due. In addition to using information provided by the rating agencies, TMC will subject each issue under consideration for investment to its own credit analysis in an effort to assess each issuer's financial soundness. This analysis is performed on a continuing basis for all issues held by the Funds. TMC subjects each issue under consideration for investment to the same or similar credit analysis that TMC applies to rated issues.

     Credit ratings are helpful in evaluating bonds, but are relevant primarily to the safety of principal and interest payments under the bonds. These ratings do not reflect the risk that market values of bonds will fluctuate with changes in interest rates. Additionally, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events subsequent to initial ratings. The Funds' investment adviser, TMC, reviews data respecting the issuers of the Funds' portfolio assets on an ongoing basis, and may dispose of portfolio securities upon a change in ratings or adverse events not reflected in ratings.

     The Funds have reserved the right to invest up to 20% of each Fund's net assets in "temporary investments" in taxable securities (of comparable quality to the above tax-exempt investments) that would produce interest not exempt from Federal income tax. Such temporary investments, which may include repurchase agreements with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk, may be made due to market conditions, pending investment of idle funds or to afford liquidity. See "Temporary Investments," at page 8. Such investments are, like any investment, subject to market risks and fluctuations in value. In addition, each Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. The Funds do not expect to find it necessary to make temporary investments in taxable investments.

     No Fund will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchase of (i) securities of the United States Government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by other governments or political subdivisions, because these issuers are not considered to be members of any industry. This restriction may not be changed as to any Fund unless approved by a majority of the outstanding shares of the Fund.

     The Funds' investment objectives and policies, unless otherwise specified, are not fundamental policies and may be changed by the Trustees without shareholder approval.

Municipal Obligations

     Municipal Obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal Obligations have also been issued to finance single-family mortgage loans and to finance student loans. Such obligations are included within the term "Municipal Obligations" if the interest paid thereon is exempt from federal income tax.

     The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Industrial development bonds are in most cases revenue bonds and are generally not secured by the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

     The Funds may invest in a variety of types of Municipal Obligations, including but not limited to bonds, notes (such as tax anticipation and revenue anticipation notes), commercial paper and variable rate demand instruments. Variable rate demand instruments are Municipal Obligations or participations therein, either publicly underwritten and traded or privately purchased, that provide for a periodic adjustment of the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal amount and accrued interest upon not more than seven days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such Letters of Credit, guarantees or insurance will be considered in determining whether a Municipal Obligation meets a Fund's investment criteria. See the Prospectus under the caption "Investment Objectives and Policies - Municipal Obligations." The issuer of a variable rate demand instrument may have the corresponding right to prepay the principal amount prior to maturity.

     The Funds also may purchase fixed rate municipal demand instruments either in the public market or privately. Such instruments may provide for periodic adjustment of the interest rate paid to the holder. The "demand" feature permits the holder to demand payment of principal and interest prior to their final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. In some cases these demand instruments may be in the form of units, each of which consists of (i) a Municipal Obligation and (ii) a separate put option entitling the holder to sell to the issuer of such option the Municipal Obligation in such unit, or an equal aggregate principal amount of another Municipal Obligation of the same issuer, issue and maturity as such Municipal Obligation, at a fixed price on specified dates during the term of the put option. In those cases, each unit taken as a whole will be considered a Municipal Obligation, based upon an accompanying opinion of counsel. A Fund will invest in a fixed rate municipal demand instrument only if the instrument or the associated letter of credit, guarantee or insurance is rated within the three highest grades of a nationally recognized rating agency, or, if unrated, is deemed by TMC to be of comparable quality with issues having such debt ratings. The credit quality of such investments will be determined on a continuing basis by TMC under the supervision of the Trustees.

     A Fund also may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment.
The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. That Fund also will maintain liquid assets at least equal in value to commitments for when-issued or delayed delivery securities, such assets to be segregated by State Street Bank & Trust Co., the Fund's custodian, specifically for the settlement of such commitments. The value of the segregated assets will be marked to the market daily so that the Fund will at all times maintain assets in the segregated account equal in value to the amount of these commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

     TMC will evaluate the liquidity of each Municipal Lease upon its acquisition and periodically while it is held based upon factors established by the Trustees, including (i) the frequency of trades and quotes for the obligation, (ii) the number of dealers who will buy or sell the obligation and the potential buyers for the obligation, (iii) the willingness of dealers to make a market for the obligation, and (iv) the nature and timing of marketplace trades. An unrated Municipal Lease with non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by TMC to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying Municipal Lease is unrated, if TMC determines that the Municipal Lease is readily marketable because it is backed by such letter of credit or insurance policy.

     The Funds will seek to reduce further the special risks associated with investment in Municipal Leases by investing in Municipal Leases only where, in TMC's opinion, certain factors established by the Trustees have been satisfied, including (i) the nature of the leased equipment or property is such that its ownership or use is deemed essential to a governmental function of the governmental issuer, (ii) the Municipal Lease has a shorter term to maturity than the estimated useful life of the leased property and the lease payments will commence amortization of principal at an early date,
(iii) appropriate covenants will be obtained from the governmental issuer prohibiting the substitution or purchase of similar equipment for a specified period (usually 60 days or more) in the event payments are not appropriated,
(iv) the underlying equipment has elements of portability or use that enhance its marketability in the event foreclosure on the underlying equipment was ever required, and (v) the governmental issuer's general credit is adequate. The enforceability of the "non-substitution" provisions referred to in (iii) above has not been tested by the courts. Investments not meeting certain of these criteria (such as the absence of a non-substitution clause) may be made if the Municipal Lease is subject to an agreement with a responsible party (such as the equipment vendor) providing warranties to the Funds that satisfy such criteria.

     Municipal Leases usually grant the lessee the option to purchase the leased property prior to maturity of the obligation by payment of the unpaid principal amount of the obligation and, in some cases, a prepayment fee.
Such prepayment may be required in the case of loss or destruction of the property. The prepayment of the obligation may reduce the expected yield on the invested funds if interest rates have declined below the level prevailing when the obligation was purchased.

     A Fund will not invest in illiquid securities if, as a result of the investment, more than 10% of its net assets will be invested in illiquid securities. For purposes of this limitation, "illiquid securities" shall be deemed to include (1) Municipal Leases subject to non-appropriation risk which are not rated at the time of purchase within the four highest grades by Moody's or S&P and not subject to remarketing agreements (or not currently subject to remarketing, pursuant to the conditions of any such agreement then in effect, with a responsible remarketing party, deemed by TMC to be capable of performing its obligations), (2) repurchase agreements maturing in more than seven days, (3) securities which the Funds are restricted from selling to the public without registration under the Securities Act of 1933, and
(4) other securities or participations not considered readily marketable by the Funds, provided that for purposes of the foregoing an unrated Municipal Lease which is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by TMC to be of high quality and minimal credit risk, will not be deemed to be illiquid.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. These proposals, if enacted, may have the effect of reducing the availability of investments for the Funds. Moreover, the value of the Funds' portfolios may be affected. The Funds could be compelled to reevaluate their investment objectives and policies and submit possible changes in the structure of the Funds for the approval of their respective shareholders.

     The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. See "Ratings." It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such variations in market value of Municipal Obligations held in a Fund's portfolio arising from these or other factors will cause changes in the net asset value of the Fund's shares.

Ratings

     Tax-Exempt Bonds. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax-exempt bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated tax-exempt bonds. The Aaa and Aa rated tax-exempt bonds comprise what are generally known as "high grade bonds." Tax-exempt bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax-exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax-exempt bonds rated Baa are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax-exempt bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The foregoing ratings are sometimes presented in parentheses preceded with "Con." indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

     The four highest ratings of S&P and Fitch for tax-exempt bonds are AAA, AA, A, and BBB. Tax-exempt bonds rated AAA bear the highest rating assigned by S&P and Fitch to a debt obligation and indicates an extremely strong capacity to pay principal and interest. Tax-exempt bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P or Fitch, indicates an adequate capacity to pay principal and interest.
Whereas BBB rated Municipal Obligations they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     Municipal Notes. The ratings of Moody's for municipal notes are MIG 1, MIG 2, MIG 3 and MIG 4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation of MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
 Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     The S&P ratings for municipal notes are SP-1+, SP-1, SP-2 and SP-3. Notes bearing an SP-1+ rating are judged to possess overwhelming safety characteristics, with either a strong or very strong capacity to pay principal and interest. Notes rated SP-1 are judged to have either a strong or very strong capacity to pay principal and interest but lack the overwhelming safety characteristics of notes rated SP-1+. Notes bearing an SP-2 rating are judged to have a satisfactory capacity to pay principal and interest, and notes rated SP-3 are judged to have a speculative capacity to pay principal and interest.

     Tax-Exempt Demand Bonds. The rating agencies may assign dual ratings to all long term debt issues that have as part of their provisions a demand or multiple redemption feature. The first rating addresses the likelihood of repayment of principal and interest as due and the second rating addresses only the demand feature. The long term debt rating symbols are used for bonds to denote the long term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For newer "demand notes" maturing in 3 years or less, the respective note rating symbols, combined with the commercial paper symbols, are used (for example. "SP-1+/A-1+").

     Commercial Paper. The ratings of Moody's for issuers of commercial paper are Prime-1, Prime-2 and Prime-3. Issuers rated Prime-1 are judged to have superior ability for repayment which is normally evidenced by (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (if) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 are judged to have a strong capacity for repayment which is normally evidenced by many of the characteristics cited under the discussion of issuers rated Prime-1 but to a lesser degree. Earnings trends, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate liquidity is maintained. Issuers rated Prime-3 are judged to have an acceptable capacity for repayment. The effect of industry characteristics and market composition may be more pronounced. Variability of earnings and profitability may result in changes in the level of debt-protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     The ratings of S&P for commercial paper are A (which is further delineated by Categories A-1+, A-1, A-2 and A-3), B, C and D. Commercial paper rated A is judged to have the greatest capacity for timely payment. Commercial paper rated A-1+ is judged to possess overwhelming safety characteristics. Commercial paper rated A-1 is judged to possess an overwhelming or very strong degree of safety. Commercial paper rated A-2 is judged to have a strong capacity for payment although the relative degree of safety is not as high as for paper rated A-1. Commercial paper rated A-3 is judged to have a satisfactory capacity for timely payment but is deemed to be somewhat more vulnerable to the adverse changes in circumstances than paper carrying the higher ratings. Commercial paper rated B is judged to have an adequate capacity for timely payment but such capacity may be impaired by changing conditions or short-term adversities.

Temporary Investments

     Each Fund has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities that would produce interest not exempt from federal income tax. See "Distributions and Tax Matters." Such temporary investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. These investments are limited to the following short-term, fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States government or its agencies, instrumentalities or authorities; (ii) prime commercial paper within the two highest ratings of Moody's or S&P;
(iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to the foregoing types of securities. Repurchase agreements will be entered into only with dealers, domestic banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk. Investments in repurchase agreements are limited to 5% of a Fund's net assets. See "Repurchase Agreements." In addition, temporary taxable investments may exceed 20% of a Fund's net assets when made for defensive purposes during periods of abnormal market conditions. The Funds do not expect to find it necessary to make such temporary investments.

Repurchase Agreements

     Any Fund may enter into repurchase agreements with respect to taxable securities constituting "temporary investments" in its portfolio. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements may be viewed as loans collateralized by the underlying security that is the subject of the repurchase agreement. A Fund will not enter into a repurchase agreement if, as a result, more than 5% of the value of its net assets would then be invested in repurchase agreements. The Funds will enter into repurchase agreements only with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk. The risk to a Fund is limited to the ability of the seller to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest if the seller defaults. In the event of a default, the collateral may be sold. A Fund might incur a loss if the value of the collateral has declined, and the Fund might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Funds' investment adviser will monitor the value of the collateral at the time the transaction is entered into and at all subsequent times during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the investment adviser will demand additional collateral from the seller to increase the value of the collateral to at least that of the repurchase price.

U.S. Government Obligations

     The Funds' temporary investments in taxable securities may include obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

                          INVESTMENT LIMITATIONS

     The Funds have adopted the following fundamental investment policies which may not be changed unless approved by a majority of the outstanding shares of each Fund or "series" of shares that would be affected by such change. Under the Investment Company Act of 1940 (the "Act"), a "vote of the majority of the outstanding voting securities" of a particular series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such series or (2) 67% or more of the shares of such series present at a shareholders' meeting if more than 50% of the outstanding shares of such series are represented at the meeting in person or by proxy.

     A Fund may not:

     (1) Invest in securities other than Municipal Obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus under the caption "Investment Objective and Policies";

     (2) The Intermediate National Fund may not purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities. Any single state Fund may invest more than 5% of its portfolio assets in the securities of a single issuer provided that it may not purchase any security (other than securities issued or guaranteed as to principal or interest by the United States or its instrumentalities) if, as a result, more than 5% of the Trust's total assets would be invested in securities of a single issuer;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the Investment Company Act of 1940, except insofar as either Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Funds from investing in Municipal Obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;

     (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objectives, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus under the captions "Investment Objectives and Policies -- Municipal Obligations";

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and (ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue Municipal Obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by a Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of a Fund's total assets would be invested in any one industry;

     (17) Purchase or retain the securities of any issuer other than the securities issued by that Fund itself if, to the Fund's knowledge, those officers and trustees of the Fund, or those officers and directors of TMC, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; or

     (18) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in restricted securities, unmarketable securities and other illiquid securities (including repurchase agreements of more than seven days maturity and other securities which are not readily marketable).

     For the purpose of applying the limitations set forth in paragraphs (2) and above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with the Fund as described in the Prospectus under the caption "Investment Objective and Policies -- Municipal Obligations" shall not be deemed an "issuer" of a security or a "guarantor" pursuant to such agreement.

     With respect to temporary investments, in addition to the foregoing limitations a Fund will not enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although the Funds have the right to pledge, mortgage or hypothecate their assets in order to comply with certain state statutes on investment restrictions, the Funds will not, as a matter of operating policy (which policy may be changed by the Trustees without shareholder approval), pledge, mortgage or hypothecate their portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

     In the event the Funds acquire disposable assets as a result of the exercise of a security interest relating to Municipal Obligations, they will dispose of such assets as promptly as possible.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holder of the outstanding voting securities of series investment companies such as the Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a such a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series deemed not to be affected. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors and trustees from the separate voting requirements of the Rule.



                      YIELD AND RETURN COMPUTATION:
                   Performance and Portfolio Information

Computation of Yield and Return - In General

     The return or yield of any Fund (or class of any Fund) of the Trust may, from time to time, be quoted in reports, sales literature and advertisements published by a Fund, the Funds' principal underwriter, or investment dealers offering shares issued by the Trust. Any such quotation must include a standardized calculation which computes yield for a 30-day or one month period by dividing a portfolio's net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation may include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. Provided that any such quotation also is accompanied by the standardized calculation referred to above, any Fund of the Trust also may quote non-standardized performance data of its classes for a specified period by dividing the net investment income per share for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation net investment income will include accrued interest income plus or minus any amortized purchases discount or premium less accrued expenses. The primary differences between the yield calculations obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value. Amortization of premium based upon historical cost is required by the Internal Revenue Service for tax reporting purposes; (3) The non-standardized calculation may reflect the average offering price per share for the period of the beginning offering price per share for the period, whereas the standardized calculation will always reflect the maximum offering price per share on the last day of the period; (4) the non-standardized calculation may reflect an offering price per share other than the maximum offering price; provided that any time any Fund's performance is quoted in reports, sales literature or advertisements using a public offering price, the performance computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5) The non-standardized performance quotation may include the effective return obtained by compounding the monthly dividends.

     Any performance computation also must include average annual total return quotations for the 1, 5 and 10 year periods ended on the date of the most recent balance sheet included in the registration statement, computed by finding the average annual compounded rates of return over such periods which would equate the initial amount invested at the maximum public offering price to the ending redeemable value. To the extent that a Fund or a class has been in operation less than 1, 5 and 10 years, the time period during which the Fund or the class has been in operation will be substituted for any 1, 5 or 10 year period for which a total return quotation is not obtainable.

     Yield or total return quotations described in this section also may be quoted on a "taxable equivalent yield" basis, provided that the following information is furnished: (1) a standardized taxable equivalent yield based on a 30-day or one month period ended on the date of the most recent balance sheet included in the registration statement; (2) the length of and the last day of the base period used in computing the quotation; and (3) a description of the method by which the quotation is computed.

Additional Portfolio and Performance Information

     Any of the Funds also may illustrate performance or the characteristics of its investment portfolio or classes of the Fund through graphs, tabular data or other displays which describe (i) the average portfolio maturity of the Fund's portfolio securities relative to the maturities of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison through use of standard bench marks or indices such as the Treasury yield curve), (iii) changes in the Fund's share price or net asset value relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund's (or other investments') net asset value or price and the Fund's (or other investments') investment return.

                  REPRESENTATIVE PERFORMANCE INFORMATION

Thornburg Intermediate Municipal Fund (Classes A and C)

     THE FOLLOWING DATA FOR INTERMEDIATE MUNICIPAL FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Standardized Method of Computing Yield. The yields of the Intermediate National Fund Class A and Class C shares for the one month period ended September 30, 1996, computed in accordance with the standardized calculation described above, were 4.62% and 4.39% for Class A shares and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Intermediate National Fund's nonstandardized yields, for Class A and Class C shares computed in accordance with its non-standardized method for the 7-day period ended September 30, 1996, were 5.01% and 4.80% for Class A shares and Class C shares, respectively. This nonstandardized method differs from the standardized method of computing yield in that the nonstandardized yield is computed for the 7-day period rather than a 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Intermediate National Fund's taxable equivalent yields for Class A and Class C shares, computed in accordance with the methods described above using a maximum federal tax rate of 39.6%, are shown below for each of the indicated periods ending September 30, 1996:

                                                   Taxable
                                                 Equivalent
                                   Yield            Yield
                                   -----         ----------
     Standardized Method
          30 days ended 09/30/96
               Class A             4.62%            7.65%
               Class C             4.39%            7.27%

     Non-standardized Method
          7 days ended 09/30/96
               Class A             5.01%            8.29%
               Class C             4.80%            7.95%
          30 days ended 09/30/96
               Class A             4.99%            8.26%
               Class C             4.78%            7.91%

The nonstandardized method of computation differs from the standardized method in that the nonstandardized yield for the 7-day period is computed on a basis of seven days rather than the standard 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. The standardized and nonstandardized methods of computing yield and taxable equivalent yield do not take into account changes in net asset value.

     Average Annual Total Return. The Intermediate National Fund's Class A and Class C total return figures are set forth below for the period shown ending September 30, 1996. Class A shares were first offered on July 23, 1991, and Class C shares were first offered on September 1, 1994. The data for Class A shares reflect deduction of the maximum sales charge of 3.50% upon purchase. The data for Class C shares held for less than one year reflect deduction of a contingent deferred sales charge of .60%. These data assume reinvestment of all dividends at net asset value.

               1 Year     5 Years     10 Years     Since Inception
               ------     -------     --------     ---------------
Class A         1.93%       6.77%        N/A             6.86%
Class C         4.51%       N/A          N/A             6.08%

Thornburg New Mexico Intermediate Municipal Fund (Class A)

     THE FOLLOWING DATA FOR INTERMEDIATE NEW MEXICO FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Standardized Method of Computing Yield. The yield of the Intermediate New Mexico Fund Class A shares for the one month period ended September 30, 1996, computed in accordance with the standardized calculation described above, was 4.39%. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Intermediate New Mexico Fund's nonstandardized yield, computed in accordance with a non-standardized method, for the 7-day period ended September 30, 1996, was 4.84%. This nonstandardized method differs from the standardized method of computing yield in that the nonstandardized yield is computed for the 7-day period rather than a 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Intermediate New Mexico Fund's taxable equivalent yield for Class A shares, computed in accordance with the methods described above using a maximum federal tax rate of 39.6% and a maximum New Mexico tax rate of 8.5%, is shown below for each of the indicated periods ending on September 30, 1996:

                                                   Taxable
                                                  Equivalent
                                   Yield            Yield
                                   -----          ----------
     Standardized Method
          30 days ended 09/30/96
               Class A             4.39%            7.92%
     Non-standardized Method
          7 days ended 09/30/96
               Class A             4.84%            8.77%
     30 days ended 09/30/96
               Class A             4.83%            8.75%

The nonstandardized method of computation differs from the standardized method in that the nonstandardized yield for the 7-day period is computed on a basis of seven days rather than the standard 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. The standardized and nonstandardized methods of computing yield and taxable equivalent yield do not take into account changes in net asset value.

     Average Annual Total Return.  The Intermediate New Mexico Fund's Class
A total return figures are set forth below for the periods shown ending September 30, 1996. Class A shares were first offered on June 21, 1991. The data for Class A shares reflect deduction of the maximum sales charge of 3.50% upon purchase. These data assume reinvestment of all dividends at net asset value.

               1 Year     5 Years     10 Years     Since Inception
               ------     -------     --------     ---------------
Class A         0.99%       5.86%        N/A             6.15%

Thornburg Florida Intermediate Municipal Fund (Class A)

     THE FOLLOWING DATA FOR INTERMEDIATE FLORIDA FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Standardized Method of Computing Yield. The yield of the Intermediate Florida Fund Class A shares for the one month period ended September 30, 1996, computed in accordance with the standardized calculation described above, was 4.59%. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Intermediate Florida Fund's nonstandardized yield, computed in accordance with a non-standardized method for the 7-day period ending September 30, 1996, was 4.65%. The nonstandardized method differs from the standardized method of computing yield in that the nonstandardized yield is computed for the 7-day period rather than a 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Intermediate Florida Fund's taxable equivalent yield for Class A, computed in accordance with the methods described above using a maximum federal tax rate of 39.6%, is shown below for each of the indicated periods ending on September 30, 1996:

                                                   Taxable
                                                  Equivalent
                                     Yield           Yield
                                     -----         ---------
     Standardized Method
          30 days ended 09/30/96
               Class A               4.59%           7.60%
     Non-standardized Method
          7 days ended 09/30/96
               Class A               4.65%           7.70%
          30 days ended 09/30/96
               Class A               4.63%           7.67%

The nonstandardized method of computation differs from the standardized method in that the nonstandardized yield for the 7-day period is computed on a basis of seven days rather than the standard 30-day or one month period, the nonstandardized yield reflects amortization of premium based upon historical cost rather than market value, and the nonstandardized yield is computed by compounding dividends monthly rather than semiannually. The standardized and nonstandardized methods of computing yield and taxable equivalent yield do not take into account changes in net asset value.

     Average Annual Total Return. The Intermediate Florida Fund's Class A total return figures are set forth below for the periods shown ending September 30, 1996. Class A shares were first offered on February 1, 1994. The data for Class A shares reflect deduction of the maximum sales charge of 3.50% upon purchase. These data also assume reinvestment of all dividends at net asset value.

               1 Year     5 Years     10 Years     Since Inception
               ------     -------     --------     ---------------
Class A         1.67%       N/A          N/A             3.28%

     Any quoted yield or return should not be considered a representation of the yield or return in the future because neither the yield nor the return are fixed. Actual performance will depend not only on the type, quality and maturities of the investments held by the Funds and changes in interest rates on those investments, but also on changes in a Fund's expenses during the period. In addition, any change in a Fund's net asset value will affect its yield and return.




                          DISTRIBUTIONS AND TAXES

Distributions

     All of the net income of the Funds is declared daily as a dividend on shares for which they have received payment. Net income of a Fund consists of all interest income accrued on portfolio assets less all expenses of that Fund. Expenses of the Funds are accrued each day. Dividends are paid monthly and are reinvested in additional shares of the Funds at the net asset value per share at the close of business on the dividend payment date or, at the shareholder's option, paid in cash. Net realized capital gains, if any, will be distributed annually and reinvested in additional shares of the Fund at the net asset value per share at the close of business on the distribution date, or, at the shareholder's option, paid in cash. See "Accounts of Shareholders."

Federal Income Tax Matters

     Each of the National, New Mexico and Florida Funds is qualified and intends to continue its qualification under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated investment company. The other Funds intend to qualify for treatment under Subchapter M. This tax treatment relieves each of the Funds from paying federal income tax on income which is currently distributed to its shareholders. Each of the Funds also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) which will enable it to designate distributions from the interest income generated by its investments in Municipal Obligations, which are exempt from federal income tax when received by the Funds, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of those dividends, except to the extent the alternative minimum tax may be applicable.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares is not deductible. Under rules issued by the Department of the Treasury for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Investors with questions regarding this issue should consult with their own tax advisers.

     Shares of the Funds may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds (including any Municipal Lease that may be deemed to constitute an industrial development bond) or persons related to such "substantial users." Such persons should consult their own tax advisers before investing in Fund shares.

     Distributions by the Funds of net interest income received from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the United States government, its agencies, instrumentalities and authorities), amounts attributable to market discount on bonds and net short-term capital gains realized by the Funds, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations.

     Any net long-term capital gains realized by the Funds, whether distributed in cash or reinvested in additional shares, must be treated as long-term capital gains by shareholders regardless of the length of time investors have held their shares. If a Fund should have net undistributed capital gains in any year, the Fund would pay the tax on such gains and each shareholder would be deemed, for federal tax purposes, to have paid his or her pro rata share of such tax.

     If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, (i) that Fund would incur a regular corporate federal income tax upon its net interest income, other than interest income from Municipal Obligations, for that year, and (ii) distributions to its shareholders out of net interest income from Municipal Obligations or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of that Fund's current or accumulated earnings or profits. That Fund would fail to qualify under Subchapter M if, among other requirements, in any year (i) 30% or more of its gross income were derived from the sale or other disposition of securities held for less than three months, (ii) less than 90% of the Fund's gross income were derived from specified income sources such as dividends, interest and gains from the disposition of stock or securities or (iii) the Fund fails to satisfy the diversification of investments requirement of the Code and fails to timely cure the failure. Furthermore, a Fund would be unable to make Exempt Interest Dividends if, at the close of any quarter of its taxable year, more than 50% of the value of that Fund's total assets consisted of assets other than Municipal Obligations. Additionally, if in any year a Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although the Funds intend to distribute all of their net income currently, a Fund could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

     If a Fund has both tax-exempt and taxable interest, it will use the "actual earned method" for determining the designated percentage that is taxable income and designate the use of that method within 45 days after the end of the Fund's taxable year. Under this method, the ratio of taxable income earned during the period for which a distribution was made to total income earned during the period determines the percentage of the distribution designated taxable. The percentages of income, if any, designated as taxable will under this method vary from distribution to distribution.

     The Tax Reform Act of 1986 imposed a nondeductible excise tax on regulated investment companies if they fail to satisfy certain minimum distribution requirements. This excise tax should not have a material adverse effect on Fund operations, because each Fund intends to distribute all of its net income each year.

     Although the Funds currently include nine investment portfolios and three series of shares outstanding at the date of this Statement of Additional Information, the Funds' Trustees are authorized to divide the shares into other separate series, and to establish additional portfolios pertaining thereto. Each additional series of shares would relate to a separate investment portfolio that would be different from the portfolios covered by this Statement of Additional Information. The Trust expects that it may create other separate state or regional portfolios with investments concentrated in a particular state or region. The additional separate portfolios may be attractive for investors seeking to concentrate their investments and to minimize their liability for state income taxes on interest income earned by the respective portfolios or for minimizing taxes on intangibles, depending upon the particular states. Separate series of the Trust will be treated under the Code as separate corporations except with respect to the definitional requirements under Section 851 (a) of the Code. The legislative history of the Tax Reform Act of 1986, which amended the Code, indicates that the term "fund" means a segregated portfolio of assets, the beneficial interest of which is owned by the holders of a class or series of stock of the regulated investment company that is preferred over all other classes or series in respect of such portfolio of assets. The capital gains and losses of each series will belong solely to the holders of the shares of that series and will not be aggregated with the capital gains and losses of other series.

     As is the case with other types of income, including other tax-exempt interest income, Exempt Interest Dividends received by an individual shareholder will be added to his or her "modified adjusted gross income" in determining what portion, if any, of the individual's Social Security benefits will be subject to federal income taxation. Shareholders are advised to consult their own tax advisers as to the effect of this treatment.

     The Code treats interest on certain Municipal Obligations which are private activity bonds under the Code issued after August 7, 1986 (in certain cases, after September 1, 1986) as a preference item for purposes of the alternative minimum tax on individuals and corporations. The Funds may purchase private activity bonds which are subject to treatment under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of those purchases are uncertain. Some portion of Exempt Interest Dividends may, as a result of such purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own tax advisers as to the extent and effect of that treatment.

     For taxable years beginning after 1989, the Code provides that the use of adjusted net book income will be replaced by the use of adjusted current earnings in computing corporate taxes. The adjusted current earnings of a corporation will include Exempt Interest Dividends in calculating the alternative minimum tax on corporations to the extent that such Dividends are not otherwise treated as a preference item for the reasons discussed above. Exempt Interest Dividends are included in effectively connected earnings and profits for purposes of computing the branch profits tax on certain foreign corporations doing business in the United States.

     Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale. Assuming that the shareholder holds the shares as a capital asset, the gain or loss will be a capital gain or loss and will be long term if the shares were held for more than 12 months.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Funds and their shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to shareholders of the Funds. In particular, prospective investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different.

State and Local Tax Aspects

      The exemption from federal income tax for distributions of interest income from Municipal Obligations which are designated Exempt Interest Dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority.

     Distributions attributable to interest on obligations originating in Alabama, Arizona, New Mexico and Tennessee will not be subject to personal income taxes imposed by the state of the same name as the Fund on residents of that state. For example, an individual resident in New Mexico, who owns shares in the New Mexico Fund, will not be required by New Mexico to pay income taxes on interest attributable to obligations originating in that state. Capital gains distributions are taxable by these states, irrespective of the origins of the obligations from which the gains arise.

     Individual shareholders in Pennsylvania will not be subject to Pennsylvania income tax on distributions attributable to interest on obligations originating in Pennsylvania, or distributions attributable to gains on dispositions of obligations of Pennsylvania and its political subdivisions and obligations of the United States and its territories and possessions. Additionally, individual shareholders will be exempt from Pennsylvania personal property tax on their Pennsylvania Fund shares to the extent the Fund's assets consist of obligations described in the preceding sentence. Individual residents in Pittsburgh will enjoy a similar exemption from personal property taxes imposed by the City and School District of Pittsburgh.

     Florida and Texas do not currently impose an individual income tax or do not impose an individual income tax on distributions attributable to Municipal Obligations. Florida and Texas do not currently impose a state individual income tax, although such a tax has been proposed in Texas. Florida imposes a personal property or "intangibles" tax which is generally applicable to securities owned by individual residents in Florida, but the intangibles tax will not apply to Intermediate Florida Fund shares if the Fund's assets as of the close of the preceding taxable year consist only of cash, obligations of Florida and its political subdivisions, and obligations of the United States, Puerto Rico, Guam or the United States Virgin Islands.

     With respect to distributions of interest income from the Intermediate National Fund, the laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Fund are advised to consult their own tax advisers in that regard. In particular, prospective investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different. The Intermediate National Fund will advise shareholders within 60 days of the end of each calendar year as to the percentage of income derived from each state as to which it has any Municipal Obligations in order to assist shareholders in the preparation of their state and local tax returns.

Accounts of Shareholders

     When an investor makes an initial investment in shares of any Fund, the Transfer Agent will open an account on the books of that Fund, and the investor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account - such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates
- the investor will receive a confirmation statement giving complete details of the transaction. Shareholders will also receive at least quarterly statements setting forth all distributions of interest income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide the information for purposes described in the Prospectus under the caption "Taxes."

     The monthly distributions of interest income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of their Fund at net asset value on the payment or distribution date, as the case may be.

     The issuance and delivery of certificates for shares is unnecessary, and shareholders are thereby relieved of the responsibility of safekeeping. Upon written request to the Transfer Agent, a certificate will be issued for any or all of the full shares credited to a shareholder's account. Certificates which have been issued to a shareholder may be returned at any time for credit to his or her account.

        INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreement

     Pursuant to the Investment Advisory Agreement for each Fund, Thornburg Management Company, Inc., 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501 (TMC), will act as the investment adviser for, and will manage the investment and reinvestment of the assets of each Fund in accordance with each Fund's investment objectives and policies, subject to the general supervision and control of the Funds' Trustees.

     TMC is investment adviser for Thornburg Limited Term Municipal Fund, Inc., a series investment company with two fund series having aggregate assets of approximately $1,030,602,000 as of June 30, 1996. TMC also acts as investment adviser for Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund and Thornburg Value Fund, separate series of the Trust which had assets of $142,299,041, $26,925,191 and $16,704,852, respectively, as of September 30, 1996. TMC is also a sub-adviser for Daily Tax-Free Income Fund, Inc., a registered investment company.

     TMC will provide continuous professional investment supervision under the Investment Advisory Agreement. In addition to managing each Fund's investments, TMC will administer the Fund's business affairs, provide office facilities and certain related services. Pursuant to the Investment Advisory Agreement, each of the Funds will pay to TMC a monthly management fee at an annual percentage rate displayed in the Prospectus. All fees and expenses are accrued daily and deducted before payment of dividends to investors. In addition to the investment management fee of TMC, the Funds will pay all other costs and expenses of their operations. The Funds also will bear the expenses of registering and qualifying the Funds and the shares for distribution under federal and state securities laws, including legal fees.

     The Investment Advisory Agreement was approved for the Intermediate New Mexico Fund, the Intermediate National Fund and the Intermediate Texas Fund on June 4, 1991 by the Trustees of the Funds, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds or TMC, and became effective for the New Mexico Fund and the National Fund on June 20, 1991. The Investment Advisory Agreement was similarly approved on October 4, 1993 by the Trustees for the Intermediate Alabama Fund, Intermediate Florida Fund, Intermediate Pennsylvania Fund, Intermediate Tennessee Fund and Intermediate Utah Fund. The Investment Advisory Agreement was approved for the Intermediate Arizona Fund on January 24, 1994. The Agreement is currently effective only for the Intermediate National Fund, the Intermediate Florida Fund and the Intermediate New Mexico Fund, and will become effective for any Fund upon its commencement of operations and sale of shares. The Investment Advisory Agreement was presented to the shareholders for approval at a special shareholder meeting called for each of the Intermediate National Fund and Intermediate New Mexico Funds on January 24, 1992, at which the Agreement was approved by a majority of the outstanding voting securities of each Fund. The Trustees do not intend to submit the Agreement to shareholders of any other series for approval. The initial term of this Agreement is two years, with extensions for successive 12-month periods, provided that the continuation for a Fund is approved at least annually by a majority of the Trustees who are not "interested" within the meaning of the Investment Company Act of 1940 or by a vote of the majority of the Fund's shares then outstanding.

     The shareholders of each of the Funds approved a restatement of the Investment Advisory Agreement applicable to each Fund at special meetings of shareholders on April 16, 1996, to reduce the advisory fees under those agreements and to remove from those agreements the requirement that TMC would provide certain administrative services. Instead, effective July 1, 1996, those services are provided under the terms of an Administrative Services Agreement applicable to each class of shares issued by each Fund. The Administrative Services Agreements are described below.

     For the three most recent fiscal periods ended September 30, 1994, 1995 and 1996, with respect to each Fund, the amounts paid to TMC by each Fund were as follows:

                                     1994         1995         1996
                                   --------     --------     --------
     Intermediate National Fund    $1,062,263  $1,161,410   $1,227,432
     Intermediate New Mexico Fund    $670,111    $763,774     $688,883
     Intermediate Florida Fund          -0-         -0-          -0-

The Florida Fund commenced operations on February 1, 1994. TMC has waived and deferred its rights to fees in the foregoing periods as follows:

                                     1994         1995         1996
                                   --------     --------      -------
     Intermediate National Fund    $199,442     $191,779      $219,377
     Intermediate New Mexico Fund  $199,574     $101,636       $99,214
     Intermediate Florida Fund      $21,760      $73,419      $111,985

The foregoing figures for 1994 and 1995, and for a portion of 1996, are based upon the rates applicable before restatement of the Investment Advisory Agreement applicable to each Fund. TMC may (but is not obligated to) waive its rights to any portion of its fees in the future, and may use any portion of its fee for purposes of shareholder and administrative services and distribution of Fund shares. During the fiscal year ended September 30, 1996, the Funds reimbursed TMC in the amounts of $26,255 (National), $14,982 (New Mexico) and $0 (Florida) for certain accounting expenses incurred by TMC on behalf of those Funds.

     The Agreement may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of TMC to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of TMC, or of reckless disregard of its obligations and duties under the Agreement, TMC will not be liable for any action or failure to act in accordance with its duties thereunder.



Administrative Services Agreements

     Administrative services are provided to each class of shares issued by each of the Funds under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulated regulatory compliance and legal affairs, and review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to each Fund's Class A shares, and Class C shares if applicable, provides that the class will pay a fee calculated at an annual percentage of .125% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by TMC. For the fiscal year ended September 30, 1996, each of the Funds paid the following amounts to TMC under its Administrative Services Agreements for the share classes shown:

     Intermediate National Fund
     --------------------------
          Class A    $76,153
          Class C     $2,250

     Intermediate New Mexico Fund
     ----------------------------
          Class A    $40,674

     Intermediate Florida Fund
     -------------------------
          Class A     $6,249

     The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

     H. Garrett Thornburg, Jr., Chairman and a Trustee of the Trust, is also a Director and controlling stockholder of TMC.

                      SERVICE AND DISTRIBUTION PLANS

Service Plans - All Classes

     Each of the Funds has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Service Plan") which is applicable to Class A shares of the Fund and Class C shares of each Fund which offers Class C shares. The Plan permits each Fund to pay to TMC (in addition to the management fee and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's assets attributable to the class of shares to reimburse TMC for specific expenses incurred by it in connection with certain shareholder services and the distribution of that class's shares to investors. TMC may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation , to securities dealers and other financial institutions, including banks (to the extent permissible under the Glass-Steagall Act and other federal banking laws), for administration and shareholder services. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent computer processable tapes of shareholder account transactions, and serving as a source of information to customers concerning the Funds and transactions with the Funds. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and paid to TMC in later years.

     The Funds paid to TMC the amounts shown in the table below, under the terms of the Service Plan, for the fiscal year ended September 30, 1996. Amounts reimbursed to TMC under the Plan were paid by TMC principally as compensation to securities dealers and other persons selling the Funds' shares, for administration and shareholder services.

     Year ended 09/30/96     Class A          Class C
     -------------------     -------          -------
          National          $595,596          $27,058
          New Mexico        $331,338
          Florida            $46,492

Class C Distribution Plan

     Each Fund which offers Class C shares has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable only to the Class C shares of that Fund ("Class C Distribution Plan"). As of the date of this Statement of Additional Information, only the Intermediate National Fund offers Class C shares. The Class C Distribution Plan provides for the Fund's payment to TSC on a monthly basis an annual distribution fee of .75% of the average daily net assets attributable to the Fund's Class C shares.

     The purpose of the Class C Distribution Plan is to compensate TSC for its services in promoting the sale of Class C shares of the Fund. TSC expects to pay compensation to dealers and others selling Class C shares from amounts it receives under the Class C Distribution Plan. TSC also may incur additional distribution-related expenses in connection with its promotion of Class C share sales, including payment of additional incentives to dealers, advertising and other promotional activities and the hiring of other persons to promote the sale of shares.

     The Funds paid to TSC $11,210 under the Intermediate National Fund's Class C Distribution Plan for the fiscal year ended September 30, 1996. Amounts paid to TSC under the Plan were paid by TSC principally as compensation to securities dealers and other persons selling the Funds' shares.

     The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares, but the Funds do not believe that this prohibition will apply to the arrangements described in the Plans. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the Funds' ability to market their shares could be impaired to a small extent. The Funds do not foresee that they will give preference to banks or other depository institutions which receive payments from TMC when selecting investments for the Funds.

     Each Plan continues in effect for periods of 12 months each unless terminated pursuant to its terms and may be continued from year to year thereafter, provided that the continuance is approved at lease annually by a vote of a majority of the Trustees, including a majority of the independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. Each Plan also may be terminated at any time, without penalty, if a majority of the independent Trustees or shareholders of a Fund class vote to terminate the Plan for that class. So long as a Plan is in effect, the selection and nomination of Trustees who are not "interested persons" of a Fund shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may not be amended to increase materially the amount of a Fund's payments thereunder without approval of the shareholders of the affected classes. Under each Plan, the investment adviser or the principal underwriter (as the case may be), or the Funds, by a vote of a majority of the independent Trustees or of the holders of a majority of the outstanding shares, may terminate the provisions retaining the services of TMC or TSC under the Plan, without penalty. The Trustees have the authority to approve continuance of a Plan without similarly approving a continuance of the provisions retaining TMC or TSC thereunder.

     To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it will remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act and the rules thereunder. To the extent it constitutes an agreement pursuant to a plan, it will terminate automatically in the event of an "assignment." Upon termination, no further payments may be made under the agreement except for amounts previously accrued by unpaid. The Funds may continue to make payments pursuant to the Plan of the amounts authorized to be paid, which may or may not be to TMC or TSC, as the case may be, or the adoption of other similar arrangements, in each case by the Funds' Trustees, including a majority of the independent Trustees by vote cast in person at a meeting called for that purpose.

     Information regarding the services rendered under the Plan and the amounts paid therefor is provided to, and reviewed by, the Trustees on a quarterly basis. In their quarterly review, the Trustees consider the continued appropriateness of the Plan and the level of compensation provided therein.

                          PORTFOLIO TRANSACTIONS

     TMC, in effecting purchases and sales of portfolio securities for the accounts of the Funds, will place orders in such manner as, in the opinion of TMC, will offer the best price and market for the execution of each transaction. Securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to TMC. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to TMC's own research efforts, the receipt of research information is not expected significantly to reduce TMC's expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, TMC may also give consideration to those firms which have sold or are selling shares of the Funds. While TMC will be primarily responsible for the placement of the Funds' business, the policies and practices of TMC in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Funds.

     TMC reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Funds. Subject to applicable laws and regulations, TMC will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Funds and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Funds and such other clients, the size of investment commitments generally held by the Funds and such other clients and opinions of the persons responsible for recommending investments to the Funds and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the Funds' Trustees that the benefits available from TMC's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trustees will review simultaneous transactions.

     The Funds' portfolio turnover rates for the two most recent fiscal years are as follows:

                                          1995          1996
                                          ----          ----
          Intermediate National Fund     32.20%        12.64%
          Intermediate New Mexico Fund   17.06%        10.88%
          Intermediate Florida Fund      89.60%        77.12%


                   MANAGEMENT AND HOLDERS OF SECURITIES

     The management of the Funds, including general supervision of the duties performed by TMC under the Investment Advisory Agreements, is the responsibility of its Trustees. There are six Trustees, two of whom are "interested persons." The names of the Trustees and officers and their principal occupations and other affiliations during the past five years are set forth below, with the Trustees who are "interested persons" of the Funds indicated by asterisks:


Name / Position / Principal Occupation During Past 5 Years
----------------------------------------------------------

H. Garrett Thornburg, Jr.,* 50 / Trustee, President / Director, Chairman (since January of 1987) and Treasurer of Thornburg Limited Term Municipal Fund, Inc. (a mutual fund investing in certain municipal securities) since its inception in 1984; Chairman and Director of Thornburg Mortgage Advisory Corporation since its formation in 1989; Chairman and Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since its formation in 1993; Executive Vice President of Daily Tax Free Income Fund, Inc. (mutual fund) since its formation in 1982 and a Director from 1982 to June 1993; President and Director of TMC since its formation in 1982.

David A. Ater, 51 / Trustee / Principal in Ater & Ater Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate) since 1990; owner, developer and broker for various real estate projects; Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since 1994.

J. Burchenal Ault, 70 / Trustee / Independent Fund Raising Counsel, May 1986 to present; Trustee, Woodrow Wilson International Center for Scholars; Provost, St. John's College, Santa Fe, New Mexico, from 1986 through May 1991; Director of Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Director of Farrar, Strauss & Giroux (publishers) since 1968.

Forrest S. Smith, 66 / Trustee / Attorney in private practice, Santa Fe, New Mexico; shareholder Catron, Catron & Sawtell (law firm), Santa Fe, New Mexico, 1988 to present.

Brian J. McMahon,* 41 / Trustee, Vice President and Assistant Secretary / President of Thornburg Limited Term Municipal Fund, Inc. since January, 1987; Managing Director of TMC since December 1985 and a Vice President since April 1984.

James W. Weyhrauch, 37 / Trustee / Executive Vice President and Director, Nambe' Mills, Inc. (manufacturer), Santa Fe, New Mexico, 1986 to present.

Steven J. Bohlin, 37 / Vice President and Treasurer / Vice President of Thornburg Limited Term Municipal Fund, Inc. since November 1988 and Assistant Vice President from 1985 to November 1988; Managing Director of TMC since December 1990 and Vice President since December 1988.

Dawn B. Shapland, 49 / Secretary and Assistant Treasurer / Secretary, Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Vice President, Daily Tax Free Income Fund, Inc. since 1989; Managing Director of TMC since 1985 and a Vice President since January 1984.

William Fries, 57 / Vice President / Managing Director of TMC since May 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since June 1995; Vice President of USAA Investment Management Company from 1982 to 1995.

Ken Ziesenheim, 42 / Vice President / Managing Director of TMC since 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since 1995; President of Thornburg Securities Corporation since 1995; Senior Vice President of Financial Services, Raymond James & Associates, Inc. from 1991 to 1995.

George Strickland, 33 / Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Associate of TMC since July 1991 and a Managing Director commencing in 1996; Investor Representative, Calvert Group, Washington, D.C., 1989 to 1991.

Susan Rossi, 35 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Associate of TMC since June 1990.

Jonathan Ullrich, 27 / Assistant Vice President / Assistant Vice President of Thornburg Limited Municipal Fund, Inc. since July 1992; Associate, of TMC since September 1991; student, Brown University, 1987 to 1991.

Christine E. Thompson, 30 / Assistant Vice President / Assistant Vice President, Thornburg Limited Term Municipal Fund, Inc. since June 1993; Associate of TMC since June 1992; Office Manager, Town and Country Janitorial Services, Inc., Greenland, New Hampshire, September 1991 to February 1992; Salesperson and later Department Manager, The Harvard Cooperative society, Cambridge, Massachusetts, May, 1990 to September, 1991.

     The business address of each person listed is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Mr. Thornburg is a Director of TSC.

     The officers and Trustees affiliated with TMC will serve without any compensation from the Funds. The Trust currently pays each Trustee who is not an employee of TMC or an affiliated company a quarterly fee of $1,000 plus a fee of $500 for each meeting of the Trustees attended by the Trustee, pays an annual stipend of $1,000 to each Trustee who serves on the audit committee or any other committee the Trustees may establish, and reimburses Trustees for travel and out-of-pocket expenses incurred in connection with attending meetings. For the fiscal year ended September 30, 1996, the Trust paid the following amounts as compensation to Trustees:

                         Pension or
                         Retirement        Estimated      Total
           Aggregate     Benefits          Annual         Compensation
           Compensation  Accrued as        Benefits       from Trust and
           from          Part of           Upon           Fund Complex
Trustee    Trust         Fund Expenses     Retirement     Paid to Trustee
--------   ------------  -------------     -------------  ---------------
David A.       $7,500      - 0 -             - 0 -         $7,500
Ater

J. Burchenal   $7,500      - 0 -             - 0 -        $14,000
Ault

Forrest S.     $7,500      - 0 -             - 0 -         $7,500
Smith

James W.       $3,000      - 0  -            - 0 -         $3,000
Weyhrauch

The Trust does not pay retirement or pension benefits.

     As of October 31, 1996, National Fund had 19,332,375 shares outstanding, New Mexico Fund had 10,023,614 shares outstanding, and Florida Fund had 1,775,277 shares outstanding.

     As of October 31, 1996, the following persons owned, beneficially or of record, 5% or more of a Fund's outstanding shares:

                                                       No. of      % of
          Shareholder               Fund               Shares   Total Shares
          -----------               ----               ------   ------------
          Merrill Lynch, Pierce,    New Mexico Fund    590,035        5.89%
          Fenner & Smith
          Mutual Fund Operations
          P. O. Box 45286
          Jacksonville, FL 32232-5286

          E. Good                   Florida Fund        97,336        5.48%
          Naples, FL



As of the same date, officers and trustees of the Trust, as a group (together with family members), owned themselves or through affiliated persons 498,217 shares of the Intermediate New Mexico Fund representing 4.97% of the Fund's outstanding shares on that date; officers and trustees of the Trust, as a group (together with family members), owned themselves or through affiliated persons less than 1% of the National Fund and less than 1% of the Florida Fund.

                        HOW TO PURCHASE FUND SHARES

     Procedures with respect to the manner in which shares of the Funds may be purchased and how the offering price is determined are set forth in the Prospectus under the caption "BUYING FUND SHARES IN GENERAL."

     The Prospectus states that certain classes of investors, specified below, may purchase Class A shares of the Funds at variations to the Public Scale. The Trust may change or eliminate these variations at any time.

     (1) Existing shareholders of a Fund may purchase shares upon the reinvestment of dividends and capital gains distributions with no sales charge. This practice is followed by many investment funds that charge sales loads for new investments.

     (2) Shareholders of a Fund who have redeemed all or any portion of their investment in Class A shares of a Fund may purchase Class A shares with no sales charge up to the maximum dollar amount of their shares redeemed within 24 months of the redemption date, provided that the shareholder's dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that such a purchase would qualify for this variation to the Public Scale. Similar notifications must be made in writing by the dealer, the broker, or the shareholder when the order is placed by mail. The sales charge will not be eliminated if notification is not furnished at the time of the order or a review of TSC's or the Transfer Agent's records fail to confirm the investor's represented previous holdings.

     (3) Persons may purchase Class A shares of a Fund at no sales charge if they redeem Class A shares of the Fund or any other series of Thornburg Investment Trust, or of any series of Thornburg Limited Term Municipal Fund, Inc., and reinvest some or all of the proceeds within 24 months. The shareholder's dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation to the Public Scale.

     The special classes of shareholders in subsections (2) and (3) above were created as a convenience for those shareholders who invest in a Fund and subsequently make a decision to redeem all or part of their investment for a temporary period. In some cases, the existence of this special class of shareholders will act as further inducement for certain individuals to make an initial investment in a Fund, particularly if those investors feel that they might have a temporary need to redeem all or part of their investment in the coming years. Shareholders who have previously invested in a Fund are more familiar than the general public with the Fund, its investment objectives, and its results. The costs to TSC of its marketing to these individuals and maintaining the records of their prior investment are minimal compared to the costs of marketing the Fund to the public at large.

     (4) Officers, Trustees, directors and employees of the Trust, TMC, TSC, the Custodian and Transfer Agent, and counsel to the Trust, while in such capacities, and members of their families, including trusts for the benefit of the foregoing, may purchase shares of a Fund with no sales charge, provided that they notify TSC or the Transfer Agent at the time an order is placed that a purchase will qualify for this variation from the Public Scale. The sales charge will not be eliminated if the notification is not furnished at the time of the order or a review of Fund records fails to confirm that the investor's representation is correct. The reduced sales charge to these persons is based upon the Trust's view that their familiarity with and loyalty to the Funds will require less selling effort by the Fund, such as a solicitation and detailed explanation of the conceptual structure of the Funds, and less sales-related expenses, such as advertising expenses, computer time, paper work, secretarial needs, postage and telephone costs, than are required for the sale of shares to the general public. Inclusion of the families of these persons is based upon the Trust's view that the same economies exist for sales of shares to family members.

     (5) Employees of brokerage firms who are members in good standing with the National Association of Securities Dealers, Inc. ("NASD"), employees of financial planning firms who place orders for the Funds placed directly with the Transfer Agent or TSC and through a broker/dealer who is a member in good standing with the NASD, and employees of eligible non-NASD members which accept orders for shares of the Fund on an agency basis and clear those orders through a broker/dealer who is a member in good standing with NASD, and their families, including trusts for the benefit of the foregoing, may purchase shares of the Funds for themselves with no sales charge, provided that (i) the order must be through a NASD member firm which has entered into an agreement with TSC to distribute shares of the Fund, and (ii) the shareholder's broker/dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that the purchase would qualify for this variation to the Public Scale. Similar notification must be made in writing by the dealer, the broker, or the shareholder when such an order is placed by mail. The reduced sales charge will not apply if the notification is not furnished at the time of the order or a review of TSC's, the dealer's, the broker's or the Transfer Agent's records fails to confirm that the investor's representation is correct.

     Because they sell the Funds' shares, these individuals tend to be much more aware of the Funds than the general public. Any additional costs to TSC of marketing to these individuals are minimal.

     (6) Bank trust departments, companies with trust powers and investment dealers and investment advisors who charge fees for service, and investment dealers who utilize wrap fee and similar arrangements may purchase shares of a Fund for their customers at no sales charge, provided that these persons notify TSC or the Transfer Agent, at the time an order qualifying for this reduced charge is placed, that such a purchase would qualify for this variation to the Public Scale.

     (7) Purchases of Class A shares of any Fund may be made at net asset value provided that such purchases are placed through a broker that maintains one or more omnibus accounts with the Funds and such purchases are made by
(i) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a) through 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

     These organizations may charge fees to clients for whose accounts they purchase shares of a Fund in a fiduciary capacity. Where the reduced sales charge applies, notification is required at the time the order is received, and a review of TSC's or Transfer Agent's records must confirm that the investor's representation is correct.

     (8) No sales charge will be payable at the time of purchase on investments of $1 million or more made by a purchaser. A contingent deferred sales charge ("CDSC") will be imposed on these investments in the event of a share redemption within 1 year following the share purchase at the rate of 1/2 of 1% of the value of the shares redeemed. In determining whether a CDSC is payable and the amount of any fee, it is assumed that shares not subject to the charge are the first redeemed, followed by other shares held for the longest period of time. The applicability of these fees will be unaffected by transfers of registration. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders of $1 million or more for a single purchaser.

     The investment decisions of the persons and organizations described in the preceding paragraph tend to be made by informed advisers. Typically, these persons are better able than the general public to evaluate quickly the appropriateness of a Fund's investment objectives and performance in light of their customers' goals. Costs of marketing to these persons and organizations likely will be minimal.

      (9) Such persons as are determined by the Trustees to have acquired shares under special circumstances, not involving any sales expense to the Fund or to TSC, may purchase shares of the Fund with no sales charge. This variation from the Public Scale contemplates circumstances where a relatively large sale can be made at no distribution cost to a large investor or a number of smaller investors who are similarly situated. In the contemplated circumstances, there would be no cost of distribution, or any costs would be paid by TMC.

     (10) Shares of the Fund may be sold at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to or permits group solicitation of its employees, members or participants. Information on these arrangements is available from TSC.

     (11) Investors may purchase shares of any Fund at net asset value without a sales charge to the extent that the purchase represents proceeds from a redemption (within the previous 60 days) of shares of another mutual fund which has a sales charge. When making a direct purchase at net asset value under this provision, the Fund must receive one of the following with the direct purchase order: (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction. Standard back office procedures should be followed for wire order purchases made through broker dealers. Purchases with redemptions from money market funds are not eligible for this privilege. This provision may be terminated anytime by TSC or the Funds without notice.

                              NET ASSET VALUE

     Procedures for determining the net asset value of the Funds' shares are set forth in the Prospectus.

     The Funds will calculate the net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Trust. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the Investment Company Act of 1940, net asset value must be computed at least once daily on each day
(i) in which there is a sufficient degree of trading in a Fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.

                           REDEMPTION OF SHARES

     Procedures with respect to redemption of Fund shares are set forth in the Prospectus under the caption "Selling Fund Shares."

     The Funds may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Funds normally utilize is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Funds' investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the shareholders of a Fund.

                                DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Trust, Thornburg Securities Corporation (TSC) acts as the principal underwriter of Fund shares in a continuous offering of those shares. The Funds do not bear selling expenses except (i) those involved in registering shares with the Securities and Exchange Commission and qualifying them or the Funds with state regulatory authorities, and (ii) expenses paid under the Service and Distribution Plans which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreement, except that termination other than upon assignment requires six months' notice.

     H. Garrett Thornburg, Jr. President, Treasurer and a Trustee of the Funds, is also Director and controlling stockholder of TSC.

     The following table shows the commissions and other compensation received by TSC from each of the Funds for the most recent fiscal year ending September 30, 1996, except for compensation or other amounts paid under Rule 12b-1 plans, which are described above under the caption "Service and Distribution Plans."

Fiscal Year Ended
September 30, 1996
------------------
                                                     Net Underwriting
                    Aggregate      Discounts and     Compensation on
                    Underwriting   Commissions       Redemptions and     Brokerage     Other
                    Commissions    Paid to TSC       Repurchases         Commissions   Compensation
                    ------------   -------------     ----------------    -----------   ------------
Intermediate         $646,924          $75,160            $1,579           - 0 -          *
National Fund
Intermediate          223,862           26,797             - 0 -           - 0 -          *
New Mexico Fund
Intermediate          120,852           14,827             - 0 -           - 0 -          *
Florida Fund
                    * See "Service and Distribution Plans."

Intermediate National Fund paid aggregate underwriting commissions with respect to sales of its shares in the fiscal years ending September 30, 1994 and September 30, 1995 of $1,220,513 and 707,035, respectively; and TSC retained net underwriting commissions in those fiscal years of $145,806 and $58,440, respectively. Intermediate New Mexico Fund paid aggregate underwriting commissions with respect to sales of its shares in the fiscal years ending September 30, 1994 and September 30, 1995 of $677,160 and $287,331, respectively; and TSC retained net underwriting commissions in those fiscal years of $79,689 and $24,533, respectively. Intermediate Florida Fund paid aggregate underwriting commissions with respect to sales of its shares in the fiscal years ending September 30, 1994 and September 30, 1995 of $152,340 and $62,954, respectively; and TSC retained net underwriting commissions in those fiscal years of $10,115 and $8,533, respectively.

                           INDEPENDENT AUDITORS

     McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, is the independent auditor of the Funds for the fiscal year ending September 30, 1997. Shareholders will receive semi-annual unaudited financial statements, and annual financial statements audited by the independent auditors.

                           FINANCIAL STATEMENTS

     Statements of Assets and Liabilities including Schedules of Investments as of September 30, 1996, Statements of Operations for the year ended September 30, 1996, Statements of Changes in Net Assets for the two years ended September 30, 1996, Notes to Financial Statements, Financial Highlights, and Independent Auditor's Reports dated October 25, 1996, for Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, and Thornburg Florida Intermediate Municipal Fund are incorporated herein by reference from those Funds' respective Annual Reports to Shareholders, September 30, 1996.

                   MACKENZIE LIMITED TERM MUNICIPAL FUND
                     MACKENZIE NATIONAL MUNICIPAL FUND
                    MACKENZIE CALIFORNIA MUNICIPAL FUND
                     MACKENZIE NEW YORK MUNICIPAL FUND

                                 series of

                          MACKENZIE SERIES TRUST
                Via Mizner Financial Plaza, Suite 300
                         700 South Federal Highway
                         Boca Raton, Florida 33432

                    STATEMENT OF ADDITIONAL INFORMATION

                             October 25, 1996


     Mackenzie Series Trust (the "Trust") is a diversified open-end management investment company that consists of four fully managed portfolios, which are offered hereby. This Statement of Additional Information ("SAI") describes the four portfolios listed above (each, a "Fund," and collectively, the "Funds").

     This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated October 25, 1996 (the "Prospectus"), which may be obtained without charge from the Trust at the Distributor's address and telephone number listed below.


                            INVESTMENT MANAGER

               Mackenzie Investment Management Inc. ("MIMI")
                   Via Mizner Financial Plaza, Suite 300
                         700 South Federal Highway
                         Boca Raton, Florida 33432
                         Telephone: (800) 456-5111

                                DISTRIBUTOR

              Mackenzie Ivy Funds Distribution, Inc. ("IMDI")
                   Via Mizner Financial Plaza, Suite 300
                         700 South Federal Highway
                         Boca Raton, Florida 33432
                         Telephone: (800) 456-5111

                                  TABLE OF CONTENTS


                                                                       PAGE

          INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . .   4

          DEBT SECURITIES, IN GENERAL . . . . . . . . . . . . . . . . .   4
              MUNICIPAL SECURITIES  . . . . . . . . . . . . . . . . . .   4
                   RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING
                     TO CALIFORNIA MUNICIPAL SECURITIES . . . . . . . .   7
                   RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING
                     TO NEW YORK MUNICIPAL SECURITIES . . . . . . . . .  17
              U.S. GOVERNMENT SECURITIES  . . . . . . . . . . . . . . .  26
              INVESTMENT-GRADE DEBT SECURITIES  . . . . . . . . . . . .  27
              BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS . . . .  27
              COMMERCIAL PAPER  . . . . . . . . . . . . . . . . . . . .  28
              REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . .  28
              BORROWING . . . . . . . . . . . . . . . . . . . . . . . .  28

          RESTRICTED AND ILLIQUID SECURITIES. . . . . . . . . . . . . .  29
              TEMPORARY INVESTMENTS . . . . . . . . . . . . . . . . . .  29

          MACKENZIE NATIONAL MUNICIPAL FUND,
          MACKENZIE CALIFORNIA MUNICIPAL FUND AND
          MACKENZIE NEW YORK MUNICIPAL FUND ONLY. . . . . . . . . . . .  30
          OTHER INVESTMENT TECHNIQUES . . . . . . . . . . . . . . . . .  31

          INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . .  31

          ADDITIONAL RESTRICTIONS . . . . . . . . . . . . . . . . . . .  33

          ADDITIONAL RIGHTS AND PRIVILEGES  . . . . . . . . . . . . . .  34
               AUTOMATIC INVESTMENT METHOD. . . . . . . . . . . . . . .  35
               EXCHANGE OF SHARES . . . . . . . . . . . . . . . . . . .  35
                   INITIAL SALES CHARGE SHARES. . . . . . . . . . . . .  35
                   CONTINGENT DEFERRED SALES CHARGE SHARES  . . . . . .  35
               LETTER OF INTENT . . . . . . . . . . . . . . . . . . . .  38
               REINVESTMENT PRIVILEGE . . . . . . . . . . . . . . . . .  39
               RIGHTS OF ACCUMULATION . . . . . . . . . . . . . . . . .  40
               SYSTEMATIC WITHDRAWAL PLAN . . . . . . . . . . . . . . .  40

          BROKERAGE ALLOCATION  . . . . . . . . . . . . . . . . . . . .  41

          TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . .  43
               PERSONAL INVESTMENTS BY EMPLOYEES OF THE ADVISER . . . .  46

          COMPENSATION TABLE  . . . . . . . . . . . . . . . . . . . . .  47

          INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . . . . .  48
               BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES . .  48
               DISTRIBUTION SERVICES  . . . . . . . . . . . . . . . . .  50
                    RULE 18F-3 PLAN . . . . . . . . . . . . . . . . . .  52
                    RULE 12b-1 DISTRIBUTION PLANS . . . . . . . . . . .  53
                    RULE 12B-1 PAYMENTS BY THE FUNDS FOR DISTRIBUTION-
                         RELATED SERVICES . . . . . . . . . . . . . . .  54
                    DISTRIBUTION-RELATED EXPENSES BORNE BY IMDI . . . .  55
               CUSTODIAN  . . . . . . . . . . . . . . . . . . . . . . .  56
               FUND ACCOUNTING  . . . . . . . . . . . . . . . . . . . .  56
               TRANSFER AND DIVIDEND PAYING AGENT . . . . . . . . . . .  57
               ADMINISTRATOR  . . . . . . . . . . . . . . . . . . . . .  57
               AUDITORS . . . . . . . . . . . . . . . . . . . . . . . .  57

          CAPITALIZATION AND VOTING RIGHTS  . . . . . . . . . . . . . .  58
                    PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . .  59

          NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . .  60

          PORTFOLIO TURNOVER  . . . . . . . . . . . . . . . . . . . . .  61

          REDEMPTIONS . . . . . . . . . . . . . . . . . . . . . . . . .  61

          CONVERSION OF CLASS B SHARES  . . . . . . . . . . . . . . . .  63

          TAXATION  . . . . . . . . . . . . . . . . . . . . . . . . . .  64
               GENERAL  . . . . . . . . . . . . . . . . . . . . . . . .  64
               DISCOUNT . . . . . . . . . . . . . . . . . . . . . . . .  65
               DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . .  66
               DISPOSITION OF SHARES  . . . . . . . . . . . . . . . . .  67
               BACKUP WITHHOLDING . . . . . . . . . . . . . . . . . . .  68
               OTHER TAXATION . . . . . . . . . . . . . . . . . . . . .  68
               SPECIAL INFORMATION RELATING TO MACKENZIE CALIFORNIA
                    MUNICIPAL FUND  . . . . . . . . . . . . . . . . . .  69
              SPECIAL INFORMATION RELATING TO MACKENZIE NEW YORK
                    MUNICIPAL FUND  . . . . . . . . . . . . . . . . . .  70

          PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . .  70
                    YIELD . . . . . . . . . . . . . . . . . . . . . . .  70
                    TAX-EQUIVALENT YIELD  . . . . . . . . . . . . . . .  71
                    AVERAGE ANNUAL TOTAL RETURN . . . . . . . . . . . .  72
                    CUMULATIVE TOTAL RETURN . . . . . . . . . . . . . .  78

          FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . .  83

          APPENDIX A
               DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P")
               AND MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
               CORPORATE BOND, COMMERCIAL PAPER AND MUNICIPAL
               OBLIGATIONS RATINGS  . . . . . . . . . . . . . . . . . .  84

          APPENDIX B
                            TAX-EXEMPT VS. TAXABLE INCOME . . . . . . .  91

                    INVESTMENT OBJECTIVES AND POLICIES

     Mackenzie Series Trust (the "Trust") is a diversified open-end management investment company organized as a Massachusetts business trust on April 22, 1985 under the name Industrial Series Trust. The Funds' investment objectives and general investment policies are described in the Prospectus. Additional information concerning the characteristics of the Funds' investments is set forth below.


                        DEBT SECURITIES, IN GENERAL

     Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

MUNICIPAL SECURITIES

     To achieve its investment objectives as described in the Fund's Prospectus, each Fund may invest in "investment grade" municipal securities, i.e., securities within the four highest rating categories for Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's Corporation ("S&P"). A description of the ratings is contained in Appendix A to this SAI. Baa securities are considered "medium grade" obligations by Moody's, and BBB is the lowest classification which is still considered an "investment grade" rating by S&P. Baa securities are described by Moody's as obligations on which "[i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time." According to Moody's, "[s]uch bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." The ratings of Moody's and S&P represent their respective opinions of the qualities of the securities they undertake to rate and such ratings are general and are not absolute standards of quality.

     Each Fund may invest in both "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Municipal bonds are issued for various public purposes, including construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities, including certain types of industrial facilities for water supply, gas, electricity or sewage or solid waste disposal.

     Industrial development bonds which pay tax-exempt interest are, in most cases, revenue bonds and do not generally carry the pledge of the full faith and credit of the issuer of such bonds. The payment of the principal and interest on such industrial development bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. A Fund will not invest more than 5% of its assets in securities where the principal and interest are the responsibility of an industrial user with less than three years' operational history. In addition, a Fund will not invest in industrial development bonds for the use of privately-owned electric utilities.

     There are, depending on numerous factors, variations in the risks involved in holding municipal securities, both within a particular rating classification and between classifications. The market values of outstanding municipal bonds will vary as a result of the rating of the issue and changing evaluations of the ability of the issuer to meet interest and principal payments. Such market values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in a Fund's portfolio, would decline; should such interest rates decline, the values of outstanding bonds would increase.

     As a result of litigation or other factors, the power or ability of issuers of municipal bonds to pay principal and/or interest might be adversely affected. Municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations or upon the power of municipalities to levy taxes.

     A Fund may invest without percentage limitations in issues of municipal securities which have similar characteristics, such as the location of their issuers in the same geographic region or the derivation of interest payments from revenues or similar projects (for example, electric utility systems, hospitals, or housing finance agencies). Consequently, a Fund's portfolio of municipal securities may be more susceptible to the risks of adverse economic, political, or regulatory developments than would be the case with a portfolio of securities required to be more diversified as to geographic region and/or source of revenue.

     For the purpose of certain requirements under the Investment Company Act of 1940, as amended (the "1940 Act"), and revenues of a political subdivision are separate from those of the government which created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond or private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security and would be treated as an issue of the government or other agency.

     Interest on certain types of industrial development bonds (or private activity bonds) (generally small issues, and obligations to finance certain exempt facilities which may be leased to or used by persons other than the issuer) will not be exempt from Federal income tax when received by "substantial users" or persons related to "substantial users" as defined in the Internal Revenue Code of 1986, as amended (the "Code"). The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed from the proceeds of industrial development bonds. The Funds may invest periodically in industrial development bonds and private activity bonds and, therefore, may not be an appropriate investment for entities which are substantial users of facilities financed by such bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless the person or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50% in value of the equity of the substantial user.

     Legislative developments may affect the value of the securities in a Fund's portfolio, and therefore the value of the Fund's shares, as well as the tax-exempt status of dividends. The Board of Trustees of the Trust will monitor the progress of any such proposals to determine what, if any, defensive action may be taken. If any legislation which would have a material adverse effect on the ability of a Fund to pursue its objective were adopted, the investment objective and policies of that Fund would be reconsidered by the shareholders of that Fund.


     RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL
SECURITIES: The following information as to certain California state (as used in this subsection, the "State") risk factors is given to investors in light of Mackenzie California Municipal Fund's policy of concentrating its investments in California municipal issuers. Certain California constitutional amendments, legislative measures, and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations, including obligations that may be held by the Fund. Obligations of the State or local governments may also be affected by budgetary pressures affecting the State and economic conditions in the State. The following information constitutes only a brief summary, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of California issuers and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

     Certain California municipal securities held by the Fund may be obligations of issuers that rely in whole or in part on State revenues for payment of these obligations. Property tax revenues and a portion of the state's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities, is unclear.

     Some of the California municipal securities held by the Fund may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, "Proposition 13" added Article XIIIA to the California Constitution. Briefly, Article XIIIA limits ad valorem taxes on real property and generally restricts the ability of taxing entities to increase real property tax revenues.

     Legislation enacted by the California Legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and any bonded indebtedness for the acquisition or improvement of real property approved on or after July 1, 1978 must be approved by two-thirds of the voters voting on the proposition. In addition, each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation. The apportionment of property taxes in fiscal years after 1978-79 was revised pursuant to Statutes of 1979, Chapter 282, which provided relief funds from state moneys beginning in fiscal year 1979-80 and is designed to provide a permanent system for sharing state taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13, instead of direct state aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the state and are given additional relief.

     On November 6, 1979, California voters approved Proposition 4, which added Article XIIIB to the California Constitution. Article XIIIB may have an adverse impact on California state and municipal issuers because it subjects State and local governments to an annual "appropriations limit," which prohibits them from spending certain moneys (called "appropriations subject to limitation") in excess of the imposed appropriations limit. The State's appropriations limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, where applicable, for any transfer of financial responsibility of providing services to or from another unit of government. As originally enacted, the appropriations limit was based on certain 1978-79 expenditures and adjusted annually to reflect changes in cost-of-living and population. Starting in the 1991-92 fiscal year, the appropriations limit was recalculated by taking the actual 1986-87 fiscal year limit, and applying the annual adjustments as if Proposition 111 (discussed below) had been in effect. This recalculation resulted in an increase of $1 billion to the State's appropriations limit in the 1990-91 fiscal year.

     On November 4, 1986, California voters approved an initiative statute known as "Proposition 62." This statute (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity; (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction; (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed; (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA of the California Constitution; (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments; (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988; (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of tax revenue allocated to such local government occur in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and (viii) permits these provisions to be amended exclusively by the voters of the State. In September 1988 the California Court of Appeals held that it was unconstitutional to require that local tax measures be submitted to the electorate, as described in (vi) above.

     On November 8, 1988, voters approved "Proposition 98," which has significantly altered the operation and effect of the Article XIIIB spending limit, the first changes since its adoption in 1979. This combined initiative, constitutional amendment and statute, called the "Classroom Instructional Improvement and Accountability Act" (the "Act"), changes State funding of public education below the university level and the operation of the State's Appropriations Limit. Specifically, Proposition 98 requires that
(a) the California Legislature establish a prudent State reserve fund in an amount as it shall deem reasonable and necessary, and (b) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 4%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated State officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits established in Article XIIIB to be annually increased for any such allocation made in the prior year.

     The Act also amends Article XVI to require that the State provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 fiscal year, State moneys to support school districts and community college districts shall equal or exceed the lesser of: (a) an amount equaling the percentage of State general revenue bonds for school districts and community college districts in fiscal year 1986-87, or
(b) an amount equal to the prior year's State general fund proceeds of taxes appropriated under Article XIIIB plus allocated proceeds of local taxes, after adjustment under Article XIIIB. The Act permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

     "Proposition 111" was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculates spending limits for the State and local governments, allows greater annual increases in the limits, allows the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduces the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State General Fund tax revenues), removes the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limits the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempts increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempts from the State appropriations limit funding for capital outlays.

     In the years immediately following enactment, very few California governmental entities operated near their appropriations limit; in the mid-to-late 1980's, however, many entities were at or approaching their limit. Many local entities have successfully sought voter approval for 4-year waivers of the limit and, under Proposition 111, may elect among different measures of population in setting the limit. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.138 billion, which was returned to taxpayers. Since that time, appropriations subject to limitation were under the State limit. State appropriations are estimated to be approximately $6.5 billion under the limit for the 1995-96 fiscal year.

     Article XIIIB, like Article XIIIA, may require further interpretation by both the California Legislature and the courts to determine its applicability to specific situations involving the State and local taxing authorities. Depending upon such interpretation, Article XIIIB may limit significantly a governmental entity's ability to budget sufficient funds to meet debt service on bonds and other obligations.

     Certain California municipal securities held by the Fund may be obligations that are secured in whole or in part by a mortgage or deed of trust on real property. Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the home mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of home mortgages or deeds of trust securing an issuer's obligations.

     Certain California municipal securities held by the Fund may be obligations that finance the acquisition of single family home mortgages for low- and moderate-income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages and are subject to the California statutory limitations on the transfer of title during foreclosure proceedings as described above. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage.

     Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years of the mortgage loan's term, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

     In December 1991, Standard and Poor's Corporation ("S&P") downgraded its rating of the State's general obligation bonds to "AA" from "AAA". As the State's economy worsened and its budget deficit swelled, rating agency officials closely monitored the State's budget progress. In February 1992, Moody's Investors Service Inc. ("Moody's") downgraded its rating of the State's general obligation bonds to "Aa1" from "Aaa". In April 1992, S&P placed the State's general obligation bonds on its CreditWatch, indicating the possibility of further downgrades should the State's budget and recessionary problems persist. In July 1992, Moody's and S&P downgraded their ratings of the State's general obligation bonds to "Aa" from "Aa1", and to "A+" from "AA", respectively. On July 15, 1993, Moody's confirmed its "Aa" rating of the State's general obligation bonds. However, on July 15, 1994, Moody's, S & P and Fitch Investors Service downgraded their ratings of the State's general obligation bonds from "Aa" to "A1", "A+" to "A", and "AA" to "A", respectively.

     From mid-1990 until late 1993, California suffered a prolonged recession coupled with deteriorating fiscal and budget conditions. During this period, the state also contended with natural disasters including fires, a prolonged drought and a major earthquake in the Los Angeles area (January 1994), a rapidly growing population, and increasing social service requirements.
Since the start of 1994, however, the State's economy has been on a steady recovery. Employment has grown by over 500,000 in 1994 and 1995, and the pre-recession level of total employment is expected to be matched by early 1996. The strongest growth has been in export-related industries, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), finance and insurance. Residential housing construction, with new permits for under 100,000 annual new units issued in 1994 and 1995, is weaker than in previous recoveries, but has been growing slowly since 1993.

     In 1994 and 1995, the State registered two consecutive years of job growth and declining unemployment rates. During 1994 and throughout most of 1995, California posted non-farm employment gains of 1.3% and 2.3%. This period has also seen personal income growth exceeding 3% annually, increasing retail sales, and increased international trade, particularly manufactured goods. Over the next two years, non-farm employment is projected to annually expand at rates above 2%. These trends are expected to continue and allow the State's recovery to gain momentum over the next two years. Over the next two years, growth in employment and personal income is forecast to outpace the growth of the national economy. Any setbacks to this recovery or future breakdowns in fiscal discipline could lead to additional budgetary pressures on State and local governments.

     The prolonged recession seriously impacted California tax revenues and produced the need for additional expenditures on health and welfare services. Since the late 1980's, the State's Administrations have recognized that its budget problems stem in part from a structural imbalance. The largest General Fund programs -- K-12 schools and community colleges, health and welfare, and corrections -- have been increasing faster than the revenue base, driven by the State's rapid population growth. These structural concerns may be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

     The principal sources of the State's General Fund revenues are the California personal income tax, 43% of total revenues, sales and use tax, 34%, and bank and corporation taxes, 13%. The State maintains a Special Fund for Economic Uncertainties (the "Special Fund") derived from General Fund revenues as a reserve to meet the cash requirements of the General Fund but which is required to be replenished as soon as sufficient revenues are available. Because of the recession, the Special Fund has had a negative balance since 1991; the Administration projects a positive balance of about $92 million in the Special Fund by June 30, 1996.

     The accumulated budget deficits over the past several years, together with expenditures for school funding, which have not been reflected in the budget, and reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years.

     Administration reports during the course of the 1993-1994 Fiscal Year indicated that while economic recovery appeared to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-1994 Budget Act was adopted. Overall, revenues for the 1993-1994 Fiscal Year were approximately $800 million lower than original projections, and expenditures were approximately $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes which required greater State support for K-14 education to make up the shortfall, and lower than anticipated federal government payments for immigration-related costs. The reports in May and June, 1994, indicated that revenues in the second half of the 1993-94 Fiscal Year were very close to the projections made in the Governor's Budget of January 10, 1994, which was consistent with a slow turnaround in the economy.

     The Department of Finance's July 1994 Bulletin including the final June receipts, reported that June revenues were $114 million, or 2.5%, above projections, with final end-of-year results at $377 million, or approximately 1.1%, above the projections in the May 1994 Revision to the 1994-95 Governor's Budget ("May Revision"). Part of this result was due to the end-of-year adjustments and reconciliations. Personal income tax and sales tax continued to track projections. The largest factor in the higher than anticipated revenues was from bank and corporation taxes, which were $140 million, or 18.4%, above projections in June.

     During the 1993-1994 Fiscal Year, the State implemented the Deficit Retirement Plan, which was part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994 maturing December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 Fiscal Year. Nevertheless, because of the $1.5 billion variance from the original 1993-1994 Budget Act assumptions, the General Fund ended the Fiscal Year at June 30, 1994 carrying forward an accumulated deficit of approximately $1.7 billion.

     Because of the revenue shortfall and the State's reduced internal borrowable cash resources, in addition to the $1.2 billion or revenue anticipation warrants issued as part of the Deficit Retirement and Reduction Plan, the State issued an additional $2.0 billion of revenue anticipation warrants, maturing July 26, 1994, which were needed to fund the State's obligations and expenses through the end of the 1993-94 Fiscal Year.

               On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles (the "Northbridge Earthquake"). Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties. Although some individuals and businesses suffered losses totaling in the billions of dollars, the overall effect on the earthquake on the regional and state economy is not expected to be serious.

     The 1994-95 fiscal year represented the fourth consecutive year that the Governor and the Legislature were faced with a difficult budget environment. Many program cuts and budgetary adjustments had already been made in the last three years.

     The Governor's Budget Proposal, as updated in May and June 1994, recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The budget proposal sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated budget deficit, estimated at about $1.7 billion at June 30, 1994, by June 30, 1996.

     The 1994-95 Budget Act, signed by the Governor on July 8,
1994, projected revenues and transfers of $41.9 billion, $2.1 billion higher than revenues in 1993-94. This reflected the Administration's forecast of an improving economy. Also included in this figure was the projected receipt of about $360 million from the Federal Government to reimburse the State's cost of incarcerating undocumented immigrants, most of which eventually was not received. The Legislature took no action on a proposal in the January 1994-95 Governor's Budget to undertake an expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State's current sales tax.

     The 1994-95 Budget Act projected Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated revenues. The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The 1994-95 Budget Act also projected Special Fund expenditures of $12.3 billion, a 4.7% increase over 1993-94 estimated expenditures.

     Among other major features of the 1994-95 Budget Act were reductions in health and welfare costs, increases in educational funding, and increased funding for anticipated growth in the State's prison inmate population, including provisions for implementing recent legislation which requires mandatory life prison terms for certain third time felony offenders.

     The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). A ballot proposition to permanently restore the renters' tax credit after this year failed at the June, 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving approximately $390 million in the 1995-96 Fiscal Year.

     The 1994-95 Budget assumed that the State would use a cash flow borrowing program in 1994-95 which combined one-year notes and two-year warrants, which have now been issued. Issuance of the warrants allows the State to defer repayment of approximately $1.0 billion of its accumulated budget deficit into the 1995-96 Fiscal Year. The Budget Adjustment law enacted along with the 1994-95 Budget Act is designed to ensure that the warrants will be repaid in the 1995-96 Fiscal Year.

     Because of the accumulated budget deficit over the past several years, the payment of certain unbudgeted expenditures to schools to maintain constant per-pupil aid levels, and a reduction of the level of available internal borrowing, the State's cash resources have been significantly reduced. This has required the State to rely on a series of external borrowings for the past several years to pay its normal expenses, including borrowings which have gone past the end of the fiscal year. In February 1994, the State borrowed $3.2 billion, maturing by December 1994. In July 1994, the State borrowed a total of $7.0 billion to meet its cash flow requirements for the 1994-95 fiscal year and to fund part of its deficit into the 1995-96 fiscal year. A total of $4.0 billion of this borrowing matures in April 1996. The State will continue to utilize external borrowing to meet its cash needs to the foreseeable future.

     In order to assure repayment of the $4 billion, 22-month
borrowing, the State enacted legislation (the "Trigger Law")           which
can lead to automatic, across-the-board cuts in General Fund expenditures in either the 1994-95 or 1995-96 fiscal years if cash flow projections made at certain times during those years show deterioration from the projections made in July 1994 when the borrowings were made. This plan places the burden on the legislature to maintain ongoing control over the annual budget, and could exert additional pressure on local governments reliant on appropriated program expenditures. On November 15, 1994, the State Controller as part of the Trigger Law reported that the cash position of the General Fund on June 30, 1995 would be about $580 million better than earlier projected, so no automatic budget adjustments were required in 1994-95. The Controller's report showed that loss of federal funds was offset by higher revenues, lower expenditures, and certain other increases in cash resources.

     Again in 1995, the State experienced difficulties in obtaining a consensus on the Budget which produced a two-month delay in passage. The enacted FY 1995-96 Budget projects General Fund revenues of $44.1 billion and expenditures of $43.4 billion. Key components built into the budget included the receipt of about $830 million of new Federal aid for undocumented aliens' costs and the successful resolution of litigation concerning previous budget actions. This Budget proposes to eliminate the outstanding deficit including all short-term borrowings and generate a small surplus of $289 million by year end. On October 16, 1995, the State Controller indicated that the cash position of the General Fund exceeded requirements for enacting the Trigger Law. Initial results show that the major tax sources (Income, Sales and Corporation Taxes) of the state are exceeding projections by $440 million. The tax revenue growth provides some evidence of the breadth of California's economic rebound and offsets some reductions in anticipated Federal aid during 1995. Attainment of FY 1995-96 Budget projections hinge on the continuation of the economic recovery into 1996 and the maintenance of fiscal discipline by the state.

     On January 10, 1996, the Governor released his proposed budget for the next fiscal year (the "Governor's Budget"). The governor requested total General Fund appropriations of about $45.2 billion, based on projected revenues and transfers of about $45.6 billion. The Governor renewed a proposal, which had been rejected by the Legislature in 1995, for a 15 percent phased cut in individual and corporate tax rates over three years (the budget proposal assumes this will be enacted, reducing revenues in 1996-97 by about $600 million). There was also a proposal to restructure trial court funding in a way which would result in a $300 million decrease in General fund revenues. The Governor's budget projects external cash flow borrowing of up to $3.2 billion, to mature by June 30, 1997.

     ORANGE COUNTY BANKRUPTCY PROCEEDINGS. On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pooled Funds") filed for protection under Chapter 9 of the Federal Bankruptcy Code, after reports that the Pooled Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Pooled Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Pooled Funds. As of mid-January 1995, following a restructuring of most of the Pooled Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Pooled Funds' loss at about $1.69 billion, or about 23% of their initial deposits approximately $7.5 billion. A Recovery Plan which includes the diversion of public transit revenues to the General Fund was adopted by the County and approved by the State Legislature in the fall of 1995. The most recent plan calls for the County to pay for investment losses to the investment pool participants over 15 years. Before the plan can be submitted to the bankruptcy court for approval, the proposal must be unanimously approved by the investment pool participants. The County anticipates receiving court approval of the plan and emerging from bankruptcy by the end of fiscal year 1996.

     The State has no existing obligation with respect to any outstanding obligations or securities of Orange County or any of the other participating entities.

     LITIGATION. The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

     Among the more significant lawsuits pending against the State are the following: (i) a lawsuit seeking reimbursement for alleged state-mandated costs; (ii) lawsuits related to contamination at the Stringfellow toxic waste site; (iii) an action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February, 1986; (iv) challenges to several budget appropriations in the 1994 and 1995 budget acts; and (v) actions challenging the transfer of moneys from special fund accounts within the State Treasury to the State's General Fund.

     RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL
SECURITIES: Because Mackenzie New York Municipal Fund intends to concentrate its investments in issuers located in New York (as used in this subsection, the "State"), the Fund will be significantly affected by any economic, political or regulatory developments which affect the ability of New York issuers to pay interest or repay principal on their obligations. The following information constitutes only a brief summary, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of New York issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the Trust.

     NEW YORK STATE. The financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its authorities, the City of New York (the "City") or other localities could adversely affect the State's financial condition.

     There are a number of methods by which the State may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term debt that may be so authorized and subsequently incurred by the State.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State also employs two other types of long- term financing mechanisms that are State-supported but do not result in general obligations of the State: moral obligation and lease-purchase or contractual- obligation financing. Payments for principal and interest due on general obligation bonds, interest due on bond anticipation notes and on tax and revenue anticipation notes were $2.471 and $2.722 billion in the aggregate for the State's 1994-95 and 1995-96 fiscal years, respectively, and were estimated to be $2.926 billion for the State's 1996-97 fiscal year. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual- obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees. There has never been a default on any moral obligation debt of any Authority.

     In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. As of June 1995, LGAC had issued its bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The 1996-97 State Financial Plan includes no spring borrowing. This reflects success of the LGAC program in permitting the State to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

     On January 6, 1992, Moody's lowered from "A" to "Baa1" its rating of those New York State bonds that are backed by annual legislative appropriations. Moody's also placed its "A" rating of the State's general obligation bonds under review for possible downgrading. On January 13, 1992, S&P lowered its rating of the State's general obligation bonds from "A" to "A-." Moody's and S&P variously cited the State's continued economic deterioration, chronic operating deficits, and the legislative stalemate in closing the budget gap, as factors contributing to the downgrades. On February 14, 1994, S&P raised its outlook to positive and, on July 13, 1995, confirmed its "A-" rating on the State's general obligation bonds. On July 3, 1995, Moody's reconfirmed its "A" rating on the State's general obligation bonds.

     The State Constitution requires the Governor to submit to the Legislature a balanced Executive Budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriation and any new or modified revenue measures to be enacted in connection with the Executive Budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor submits to the Legislature, on at least a quarterly basis, reports of actual receipts, revenues, disbursements, expenditures, tax refunds and reimbursements, and repayment of advances in form suitable for comparison with the State financial plan, together with explanations of deviations from the State financial plan. At such time, the Governor is required to submit any amendments to the State financial plan necessitated by such deviations.

     The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The Division of the Budget reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. General Fund receipts totaled 32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels.

     The State's budget for the 1996-97 fiscal year was enacted by the Legislature on June 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for 1996-97 fiscal year was formulated on July 25, 1996 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

     The 1996-97 State Financial Plan is projected to be balanced on cash basis. As compared to the Governor's proposed budget as revised on March 20, 1996, the State's adopted budget for 1996-97 increases General Fund spending by $842 million, primarily from increases for education, special education and higher education ($563 million). The balance represents funding increases to a variety of other programs, including community projects and increased assistance to fiscally distressed cities. Resources used to fund these additional expenditures include $540 million in increased revenues projected for 1996-97 based on higher-than-projected tax collections during the first half of calendar 1996, $110 million in projected receipts from a new State tax amnesty program, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1996-97 state budget is projected to be $1.3 billion, or 3.9 percent of total General Fund receipts.

     The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1995-96 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     The General Fund is projected to be balanced on a cash basis for the 1996-97 fiscal year. Total receipts and transfers from other funds are projected to be $33.17 billion, an increase of $365 million from the prior fiscal year. Total General fund disbursements and transfers to other funds are projected to be $33.12 billion, an increase of $444 million from the total amount disbursed in the prior fiscal year.

     There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     The State anticipates that its borrowings for capital purposes in its 1996-97 fiscal year will consist of approximately $411 million in general obligation bonds and $154 million in general obligation commercial paper issuances. In addition, it is anticipated that the State will issue $153.6 million in general obligation bonds for the purpose of redeeming outstanding bond anticipation notes. The Legislature has also authorized the issuance of up to $101 million in certificates of participation for equipment purchases during the State's 1996-97 fiscal year. The projection of the State regarding its borrowings for the 1996-97 fiscal year may change if actual receipts fall short of State projections or if other circumstances require.

     AUTHORITIES. The fiscal stability of the State is related to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1995, the latest data available, 17 Authorities had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $73.45 billion.

     Several Agencies have experienced financial difficulties in the past. Certain Agencies continue to experience financial difficulties requiring financial assistance from the State. The Metropolitan Transportation Authority (the "MTA") receives the bulk of this financial assistance in order to carry out mass transit and commuter services. For the 1996-97 State fiscal year, total State assistance to the MTA is estimated at approximately $1.09 billion. Failure of the State to appropriate necessary amounts or to take other action to permit certain Agencies to meet their obligations could result in a default by one or more of such Agencies. If a default were to occur, it would likely have a significant effect on the marketability of obligations of the State and the Agencies.

     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, the Triborough Bridge and Tunnel Authority (the "TBTA") and the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (the "TA"). TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $11.98 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"), and authorized the MTA to submit the 1995-99 Capital Program to the Capital Program Review Board for approval. This plan will supersede the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

     There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

    NEW YORK CITY AND MUNICIPAL ASSISTANCE CORPORATION. The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from the State. The City's independently audited operating results for each of its 1981 through 1995 fiscal years, which end on June 30, show a General Fund surplus reported in accordance with GAAP. The City has eliminated the cumulative deficit in its net General Fund position.

     The City's economy, whose rate of growth slowed substantially over the past three years, is currently in recession. During the 1990 and 1991 fiscal years, as a result of the slowing economy, the City has experienced significant shortfalls in almost all of its major tax sources and increases in social services costs, and has been required to take actions to close substantial budget gaps in order to maintain balanced budgets in accordance with the Financial Plan.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and the State. In that year the City lost access to public credit markets and was not able to sell debt to the public again until 1979. In response to the City's fiscal crisis, the State created the Municipal Assistance Corporation ("MAC") to provide financing assistance for the City, and the New York State Financial Control Board (the "Control Board") to exercise certain oversight and review functions with respect to the City's financing. Prior to 1985, MAC had the authority to issue bonds and notes and to pay or lend the proceeds to the City. Since 1985 MAC has been authorized to issue bonds and notes only to refund its outstanding bonds and notes. MAC also has the authority to exchange its obligations for City obligations. MAC bonds are payable from appropriations of certain State sales and use taxes imposed by the City, the State stock transfer tax and per capita State aid to the City. The State is not, however, obligated to continue these taxes, continue to appropriate revenue from these taxes or continue the appropriation of per capita State aid to pay MAC obligations. MAC does not have taxing powers and its bonds are not obligations enforceable against either the City or the State.

     According to a recent OSDC economic report, the City's economy was slow to recover from the recession and is expected to experience a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, Financial Plan reports of OSDC, the Control Board, and the City Comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non- recurring resource, tax and fee increases, personnel reductions and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face futures projected budget gaps requiring the City to reduce expenditures and/or increase revenues.
According to the most recent staff reports of OSDC, the Control Board and the City Comptroller during the four- year period covered by the current Financial Plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others, and there can be no assurance that such approval can be obtained.

     On February 11, 1991, Moody's lowered its rating on the City's general obligation bonds to "Baa1" from "A". On July 6, 1993, S&P reaffirmed the City's "A-" rating on $20.4 billion of general obligation bonds stating that "[t]he City has identified additional gap- closing measures that have recurring value and will reduce next year's budget gap . . . by approximately $400 million." Officials at Moody's also indicated that there were no plans to alter its "Baa1" rating on the City's general obligation bonds.

     On July 10, 1995, S&P revised its rating on the City's general obligation bonds downward to "BBB+." S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its rating on City general obligation bonds, included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the City's financial plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Since July 15, 1993, Fitch Investors Service ("Fitch") has maintained an "A" rating on the City's general obligation bonds. On July 12, 1995, Fitch stated that the City's credit trend remains "declining."

     The Mayor is responsible for preparing the City's four-year financial plan. On February 10, 1994 the City released a financial plan for the 1996 through 1999 fiscal years (the "1996 1999 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of the New York City Health and Hospitals Corporation ("HHC") and the Board of Education ("BOE") to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief and the impact on City revenues of proposals for federal and State welfare reform.

     Estimates of the City's revenues and expenditures are based on numerous assumptions and are subject to various uncertainties. If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from New York State.

     OTHER LOCALITIES. Certain localities, in addition to the City, could have financial problems leading to requests for additional State assistance during the State's 1996-97 fiscal year and thereafter. The potential impact on the State of such requests by localities is not included in the projections of the State receipts and disbursements in the State's 1996-97 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers' Board") by the State in 1984. The Yonkers' Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State other than the City was approximately $17.7 billion, a small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. The longer-range problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

     LITIGATION. Certain litigation pending against the State, its subdivisions and their officers and employees could have a substantial and long-term adverse effect on State finances. The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. Because of the prospective nature of these proceedings, no estimate of the potential loss can be made.

     Among the more significant of these cases are those that involve: (i) claims to land in upstate New York by several Indian tribes; (ii) certain aspects of the State's Medicaid policies and its rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) a challenge to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (iv) an action against the State and City officials alleging inadequate shelter allowances to maintain proper housing; (v) a claim that
the assessment of the petroleum business tax pursuant to Tax Law   301 to
such fuel violates the Commerce Clause of the United States Constitution; and
(vi) claims against Yonkers, its public schools, the State, the State Education Department and the New York State Urban Development Corporation that the defendants have not fulfilled their responsibility to alleviate segregation in public schools in Yonkers.

     The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1996-97 fiscal year or thereafter. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1996-97 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. The State has stated its belief that the 1996-97 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1996-97 fiscal year.


                        U.S. GOVERNMENT SECURITIES

     The Funds may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds), and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When these securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

     Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury. However, they involve Federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association and Student Loan Marketing Association.

                     INVESTMENT-GRADE DEBT SECURITIES

      Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

             BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

     The Funds may invest in bank obligations, which may include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity). Investments in certificates of deposit and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, and
(ii) other banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). Investments in certificates of deposit of savings associations are limited to obligations of federally or state chartered institutions that have total assets in excess of $1 billion and whose deposits are insured by the FDIC.

                             COMMERCIAL PAPER

     The Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard and Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

                           REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements. Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. A Fund will not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities including such repurchase agreements. The Funds may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by MIMI under guidelines approved by the Board of Trustees. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

                                 BORROWING

     As a fundamental policy, the Funds may borrow from banks as a temporary measure for extraordinary or emergency purposes. A Fund may borrow in amounts up to 10% of its total assets taken at cost or market value, whichever is lower. All borrowings will be repaid before any additional investments are made. A Fund may not mortgage, pledge or in any other manner transfer any of its assets as security for any indebtedness. Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances).

                    RESTRICTED AND ILLIQUID SECURITIES

     It is each Fund's policy that restricted securities, including restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and any other illiquid securities (including certain repurchase agreements and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 10% of the value of the Fund's net assets. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where a registration statement is required, a Fund may be required to bear all or part of the registration expenses. There may be a lapse of time between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to do so. If, during such a period, adverse market conditions were to develop, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, each Fund will carefully monitor each of its investments in these securities, focusing on factors, such as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.


                           TEMPORARY INVESTMENTS

     From time to time on a temporary basis, a Fund may invest in fixed-income obligations the interest on which is subject to Federal income tax. Except when a Fund is in a "defensive" investment position, it will not purchase a taxable security if, as a result, more than 20% of its total net assets would be invested in taxable securities.

     This limitation is a fundamental policy of each Fund, i.e., it may not be changed without a majority vote of a Fund's outstanding securities. Temporary taxable investments of a Fund may consist of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, commercial paper rated A-l by S&P or Prime-1 by Moody's, corporate obligations rated AAA or AA by S&P or Aaa or Aa by Moody's, certificates of deposit or bankers' acceptances of domestic banks or thrifts with at least $1 billion in assets, or repurchase agreements with such banks or with broker-dealers. Repurchase agreements may be entered into with respect to any securities eligible for investment by a Fund, including municipal securities. The income from a repurchase agreement with respect to a municipal security would not be tax- exempt. See "Repurchase Agreements," "Restricted and Illiquid Securities" and Appendix A for a further description of repurchase agreements, illiquid securities and of the Moody's and S&P ratings relating to taxable securities.

     MACKENZIE NATIONAL MUNICIPAL FUND, MACKENZIE CALIFORNIA MUNICIPAL FUND AND MACKENZIE NEW YORK MUNICIPAL FUND ONLY: Each of these three Funds may invest in short-term municipal securities for temporary defensive purposes. Short-term municipal securities consist of notes and short-term municipal loans and obligations, including municipal paper, master demand notes and variable rate demand notes. Short-term municipal notes include Tax Anticipation Notes (i.e, notes issued in anticipation of the receipt of tax funds), Bond Anticipation Notes (i.e, notes issued in anticipation of receipt of the proceeds of bond placements), Revenue Anticipation Notes (i.e, notes issued in anticipation of the receipt of revenues other than taxes or bond placements), and Project Notes (i.e, obligations of municipal housing agencies on which the payment of principal and interest ordinarily is backed by the full faith and credit of the U.S. Government) when a market for such securities exists. Municipal paper typically consists of the very short-term unsecured negotiable promissory notes of municipal issuers.

     A municipal master demand note is an arrangement under which a Fund participates in a note agreement between a bank acting on behalf of its clients and a municipal borrower, whereby amounts maintained by the Fund in an account with the bank are provided to the municipal borrower and payments of interest and principal on the note are credited to the Fund's account. Interest rates on master demand notes typically are tied to market interest rates, and therefore may fluctuate daily. The amounts borrowed under these notes may be repaid at any time by the borrower without penalty, and must be repaid upon the demand of the Fund. Variable rate demand notes are tax-exempt obligations that are payable by the municipal issuer at par value plus accrued interest on demand by the Fund (generally with three to ten days' notice). If no demand is made, the note will mature on a specified date from one to thirty years from its issuance. Payment on the note may be backed by a stand-by letter of credit. As with a master demand note, the yield on a variable rate demand note is adjusted automatically to reflect a particular market rate. Variable rate demand notes typically are callable by the issuer prior to maturity.

     Where short-term municipal securities are rated, a Fund will limit its investments to "high quality" short-term securities. For short-term municipal notes this includes ratings of AA or better by Standard & Poor's Corporation ("S&P") or MIG 2 or better by Moody's Investors Service, Inc. ("Moody's"); for municipal paper this includes A-2 or better by S&P or Prime-2 or better by Moody's. Unrated short-term municipal securities will be included within the Fund's overall limitation on investments in unrated securities. This limitation provides that not more than 20% of a Fund's total assets may be invested in unrated municipal securities, exclusive of unrated securities that are guaranteed as to principal and interest by the full faith and credit of the U.S. Government or are issued by an issuer having outstanding an issue of municipal bonds within one of the four highest ratings classifications.

                        OTHER INVESTMENT TECHNIQUES

     Although none of the Funds have done so in the last year and have no current intention of doing so in the foreseeable future, each Fund may (i) lend its portfolio securities, (ii) purchase securities on a "when-issued" or firm commitment basis, (iii) acquire puts or standby commitments, (iv) engage in transactions in certain types of financial futures (such as interest rate futures) and related options, and options on individual securities and bond indices, (v) engage in "conversion" and spread transactions, and (vi) write straddles.

     Investments in the obligations of the governments of Puerto Rico and Guam require a careful assessment of certain risk factors, including reliance on substantial Federal assistance and favorable tax programs, above- average levels of unemployment and low wealth levels, and susceptibility to adverse shifts in the energy prices as well as U.S. foreign trade/monetary policies.


                          INVESTMENT RESTRICTIONS

     The Funds' investment objectives as set forth in the Prospectus under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of the Funds and may not be changed with respect to a particular Fund without the approval of a majority of the Fund's outstanding voting shares. Under these restrictions, a Fund may not:

           (i) purchase securities of any one issuer (except U.S. government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer (provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations);

          (ii) invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas and/or mineral exploration or development programs, although a Fund may purchase and sell (a) securities that are secured by real estate, (b) securities of issuers that invest or deal in real estate, and (c) futures contracts as described in the Prospectus;

         (iii) make investments in securities for the purpose of exercising control over or management of the issuer;

          (iv) participate on a joint or a joint and several basis in any trading account in securities, although the "bunching" of orders of the Funds--or of the Funds and of other accounts under the investment management of the persons rendering investment advice to the Funds--for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

           (v) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, although the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

          (vi) make loans, except that this restriction shall not prohibit
               (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned), or (c) entry into repurchase agreements with banks or broker-dealers;

         (vii) borrow amounts in excess of 10% of its total assets, taken at lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes;

        (viii) mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund (except as may be necessary in connection with permitted borrowings and then not in excess of 20% of the Fund's total assets); provided, however, that this does not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, short sales, futures contracts and options on futures contracts;

          (ix) purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

           (x) act as an underwriter of securities;

          (xi) make short sales of securities or maintain a short position;
               or

         (xii) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing.

                          ADDITIONAL RESTRICTIONS

     Each Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, a Fund may not:

           (i) purchase or sell real estate limited partnership interests;

          (ii) purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs);

         (iii) purchase or retain securities of any company if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and directors of MIMI or Mackenzie Financial
       Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities;

          (iv) purchase any security if as a result a Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

           (v) invest more than 10% of its net assets taken at market value at the time of the investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over-the-counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities that legally or in the Investment Manager's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid; or

          (vi) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act, and rules thereunder, or by any state in which shares of the Fund are registered.

     In addition, so long as it remains a restriction of the Ohio Division of Securities, the Fund will treat securities eligible for resale under Rule 144A of the Securities Act of 1933 and securities of unseasoned issuers as described in non-fundamental restriction (iv) above, as subject to the Fund's restriction on investing in restricted securities (see "Restricted and Illiquid Securities" under "Investment Objectives and Policies," above).

     Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to each Fund on an individual basis, and only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment by a Fund, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation.

                     ADDITIONAL RIGHTS AND PRIVILEGES

     The Trust offers to investors (and except as noted below, bears the cost of providing) the rights and privileges described below. The Trust reserves the right to amend or terminate any one or more of such rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

     Certain of the rights and privileges described below refer to other funds distributed by IMDI, which funds are not described in this SAI. These funds are: Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy International Value Fund, Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Bond Fund, Ivy Latin America Strategy Fund, Ivy Money Market Fund, Ivy New Century Fund and Ivy Short-Term Bond Fund, the seventeen series of Ivy Fund (collectively, with the Funds, the "Ivy and Mackenzie Funds"). Investors should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

                        AUTOMATIC INVESTMENT METHOD

     The Automatic Investment Method is available for Class A and Class B shareholders of the Funds. The minimum initial and subsequent investment pursuant to this plan is $50 per month. The Automatic Investment Method may be discontinued at any time upon receipt by Ivy Mackenzie Services Corp. ("IMSC") of telephone instructions or written notice of such discontinuation from the investor. See "Automatic Investment Method" in the Account Application.

                            EXCHANGE OF SHARES

     As described in the Prospectus, shareholders of a Fund have an exchange privilege with certain other Ivy and Mackenzie Funds. Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Ivy or Mackenzie Fund into which the exchange is to be made.

     INITIAL SALES CHARGE SHARES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy or Mackenzie Fund (or for shares of another Ivy or Mackenzie Fund that currently offers only a single class of shares) ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for outstanding Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their Class A shares for Class A shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

               CONTINGENT DEFERRED SALES CHARGE SHARES.

     CLASS A: Class A shareholders may exchange their Class A shares subject to a contingent deferred sales charge, as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy or Mackenzie Fund (or for shares of another Ivy or Mackenzie Fund that currently offers only a single class of shares) ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any contingent deferred sales charge that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC period following an exchange if such schedule is higher (or such period is longer) than the CDSC period, if any, applicable to the new Class
A shares.

     For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.


     CLASS B: Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Ivy or Mackenzie Fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any contingent deferred sales charge that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

     Class B shares of the Fund acquired through an exchange of Class B shares of another Ivy or Mackenzie Fund will be subject to the Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy or Mackenzie Fund from which the exchange was made.

     For purposes of both the exchange feature and computing the contingent deferred sales charge that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

     The following contingent deferred sales charge table ("Table 1") applies to Class B shares of Mackenzie National Municipal Fund, Mackenzie California Municipal Fund, Mackenzie New York Municipal Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy Emerging Growth Fund, Ivy International Fund, Ivy International Bond Fund, Ivy New Century Fund, Ivy Latin America Fund, Ivy China Region Fund, Ivy International Value Fund, Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy Global Science & Technology Fund ("Table 1 Funds"):

                                              CONTINGENT DEFERRED
                                               SALES CHARGE AS A
                                              PERCENTAGE OF DOLLAR
                                               AMOUNT SUBJECT TO
            YEAR SINCE PURCHASE                      CHARGE
            -------------------               --------------------
                    First                              5%
                    Second                             4%
                    Third                              3%
                    Fourth                             3%
                    Fifth                              2%
                    Sixth                              1%
                    Seventh and thereafter             0%

     The following contingent deferred sales charge table ("Table 2") applies to Class B shares of Mackenzie Limited Term Municipal Fund and Ivy Short-Term Bond Fund ("Table 2 Funds"):

                                              CONTINGENT DEFERRED
                                               SALES CHARGE AS A
                                              PERCENTAGE OF DOLLAR
                                               AMOUNT SUBJECT TO
            YEAR SINCE PURCHASE                      CHARGE
            -------------------               --------------------
                    First                              3%
                    Second                             2 1/2%
                    Third                              2%
                    Fourth                             1 1/2%
                    Fifth                              1%
                    Sixth and thereafter               0%

     The CDSC schedule for Table 1 Funds is higher (and the period is longer) than the CDSC schedule (and period) for Table 2 Funds.

     If a shareholder exchanges Class B shares of a Table 1 Fund for Class B shares of a Table 2 Fund, Table 1 will continue to apply to the Class B shares following the exchange. For example, an investor may decide to exchange Class B shares of a Table 1 Fund ("outstanding Class B shares") for Class B shares of a Table 2 Fund ("new Class B shares") after having held the outstanding Class B shares for two years. The 4% CDSC that generally would apply to a redemption of outstanding Class B shares held for two years would not be deducted at the time of the exchange. If, three years later, the investor redeems the new Class B shares, a 2% CDSC will be assessed upon the redemption because by "tacking" the two year holding period of the outstanding Class B shares onto the three year holding period of the new Class B shares, the investor will be deemed to have held the new Class B shares for five years.

     If a shareholder exchanges Class B shares of a Table 2 Fund for Class B shares of a Table 1 Fund, Table 1 will apply to the Class B shares following the exchange. For example, an investor may decide to exchange Class B shares of a Table 2 Fund ("outstanding Class B shares") for Class B shares of a Table 1 Fund ("new Class B shares") after having held the outstanding Class
B shares for two years. The 2.5% CDSC that generally would apply to a redemption of outstanding Class B shares held for two years would not be deducted at the time of the exchange. If, three years later, the investor redeems the new Class B shares, a 2% CDSC will be assessed upon the redemption because by "tacking" the two year holding period of the outstanding Class B shares onto the three year holding period of the new Class B shares, the investor will be deemed to have held the new Class B shares for five years.

     The minimum amount that a shareholder may exchange into an Ivy or Mackenzie Fund in which shares are not already held is $1,000. No exchange out of any of the Funds (other than by a complete exchange of all shares of that Fund) may be made if it would reduce the shareholder's interest in that Fund to less than $1,000. Exchanges are available only in states where the exchange can be legally made.

     Each exchange will be made on the basis of the relative net asset values per share of each fund of the Ivy and Mackenzie Funds next computed following receipt of telephone instructions by IMSC or a properly executed request by the IMSC. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., eastern time), to receive the price computed on the day of receipt; exchange requests received after that time will receive the price next determined following receipt of the request. This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by Rules adopted by the Securities and Exchange Commission ("SEC"). See "Redemptions."

     An exchange of shares between any of the Ivy or Mackenzie Funds will result in a taxable gain or loss. Generally, any such taxable gain or loss will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

     With limited exceptions, gain realized by a tax- deferred retirement plan would not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

                             LETTER OF INTENT

     Reduced sales charges apply to initial investments made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21 or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $100,000 in Class A shares of a Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of a Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be backdated. A shareholder may include the value (at the applicable offering price) of all Class A shares of the Funds, Ivy Short-Term Bond Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy International Value Fund, Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy Emerging Growth Fund, Ivy International Fund, Ivy New Century Fund, Ivy Latin America Strategy Fund and Ivy China Region Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy and Mackenzie Funds), held of record by him or her as of the date of his or her Letter of Intent as an accumulation credit toward the completion of such Letter. During the term of the Letter of Intent, the Funds' transfer agent will hold in escrow Class A shares representing 5% of the indicated amount (less any accumulation credit value). The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares and the investor should read carefully all the provisions thereof before signing.

                          REINVESTMENT PRIVILEGE

     Investors who have redeemed Class A shares of a Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of that Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by the Funds' transfer agent of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction. Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

                          RIGHTS OF ACCUMULATION

     A scale of reduced sales charges applies to certain investments in Class A shares of the Funds by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code. An investment qualifies for a reduced sales charge if the sum of: (a) the combined value, determined at the higher of current offering price or amount invested, of Class A shares held by the persons identified above in (i) any of the Funds, (ii) any of the series of Ivy Fund (except for shares of Ivy Money Market Fund, but including shares that have been exchanged from any of the Ivy or Mackenzie Funds into Ivy Money Market Fund), and (iii) any other investment company distributed by IMDI currently owned; and (b) the value of the Class A shares being purchased, exceeds: (i) $25,000, with respect to an investment in Mackenzie Limited Term Municipal Fund; (ii) $50,000, with respect to an investment in Ivy Canada Fund, Ivy Global Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy Emerging Growth Fund, Ivy International Fund, Ivy International Bond Fund, Ivy New Century Fund, Ivy Latin America Strategy Fund, Ivy China Region Fund, Ivy Global Science & Technology Fund, Ivy International Value Fund, Ivy Asia Pacific Fund or Ivy Global Natural Resources Fund; or (iii) $100,000, with respect to an investment in Mackenzie National Municipal Fund, Mackenzie California Municipal Fund, Mackenzie New York Municipal Fund, Ivy Short-Term Bond Fund or Ivy Bond Fund.

     At the time an investment takes place, MIMI, in the case of a wire order, or IMSC, in the case of a direct mail remittance, must be notified by the investor or his or her dealer that the investment qualifies for the reduced charge on the basis of previous investments. The reduced charge is subject to confirmation of the investor's holdings through a check of the Funds' records.

                        SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a Systematic Withdrawal Plan (the "Withdrawal Plan") by telephone instructions to IMSC or delivery to IMSC of a written election to so redeem, accompanied by a surrender to IMSC of all share certificates then outstanding in the name of such shareholder, properly endorsed by him or her. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. The Withdrawal Plan may involve the use of principal and, to the extent that it does, depending on the amount withdrawn, the investor's principal may be
depleted.   A redemption under the Withdrawal Plan is a taxable event.
Investors contemplating participation in the Withdrawal Plan should consult their tax advisers.

     Additional investments made by investors participating in the Withdrawal Plan must equal at least $1,000 each while the Withdrawal Plan is in effect. Making additional purchases while the Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial or contingent deferred sales changes.

     An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, the Withdrawal Plan will terminate automatically. The Trust or MIMI may terminate the Withdrawal Plan at any time after reasonable notice to shareholders.

                           BROKERAGE ALLOCATION

     Subject to the overall supervision of the President and the Board of Trustees of the Trust, MIMI places orders for the purchase and sale of the Funds' portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and, therefore, brokerage commissions are usually not required to be paid by a Fund for such purchases and sales, although the price paid generally includes undisclosed compensation to the dealer. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with over-the- counter transactions, MIMI attempts to deal directly with the principal market makers, except in those circumstances where it believes that better prices and execution are elsewhere. Subject to the requirement of best price and execution, MIMI may select broker- dealers that provide it with research services and may consider sales of Fund shares as a factor in the selection of broker-dealers.

     MIMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of each firm's professional services. Commissions charged and investment services rendered, including statistical, research, and counseling services by brokerage firms, are among the factors that are considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by MIMI in servicing all of its accounts. In addition, not all of these services may be used by MIMI in connection with the services it provides to the Fund or the Trust. MIMI may consider sales of Fund shares as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. MIMI will not, however, execute brokerage transactions other than at the best price and execution.

     A Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. A Fund will consider accepting securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that MIMI deems to be a desirable investment for the Fund. While no minimum has been established, it is expected that a Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of a Fund, and Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will accept only securities that are delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with applicable laws of certain states.

     During the fiscal years ended June 30, 1994, 1995 and 1996, none of the Funds paid brokerage commissions.

                           TRUSTEES AND OFFICERS

     The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                        POSITION
                        WITH THE      BUSINESS
NAME, ADDRESS, AGE       TRUST        AND
PRINCIPAL OCCUPATIONS                 AFFILIATIONS
---------------------   --------      -----------------------------------------
Michael G. Landry (50)   Trustee      President, Chairman and
700 South Federal Hwy.   and          Director of Mackenzie
Suite 300                President    Investment Management Inc.
Boca Raton, FL                        (1987-present); President and Director of Ivy Management, Inc. (1992-present);
33432                                 Chairman and Director of Mackenzie Ivy Investor Services Corp. (1993-present); Director and President of Mackenzie Ivy Funds Distribution, Inc. (1993-1994); Chairman and Director
                                      of Mackenzie Ivy Funds Distribution, Inc. (1994-present); President and Trustee of Ivy Fund
                                      (1992-present); President of Mackenzie Series Trust (1987 - present); Director and President of The Mackenzie Funds Inc. (1987-1995).  [Deemed to be an "interested person" of the Trust, as defined under the 1940 Act.]

John S. Anderegg, Jr.    Trustee      Chairman, Dynamics Research Corp. (instruments and controls); Director, Burr-Brown Corp.
(72)                                  (operational amplifiers); Director, Metritage Incorporated (level measuring instruments);
60 Concord Street                     Trustee of Ivy Fund (1967-present).
Wilmington, MA  01887

Paul H. Broyhill (72)    Trustee      Chairman, BMC Fund, Inc. (1983-present);
800 Hickory Blvd.                     Chairman, Broyhill Family Foundation, Inc. (1983-present);
Golfview Park                         Chairman and President, Broyhill Investments, Inc. (1983-present);
Lenoir, NC  28645                     Chairman, Broyhill Timber Resources (1983-present);
                                      Director of The Mackenzie Funds Inc. (1988-1995);
                                      Trustee of Ivy Fund (1992-present);
                                      Management of a personal portfolio of fixed income and equity investments (1983-present).

Stanley Channick (72)    Trustee      President, The Whitestone Corporation (insurance  agency);
11 Bala Avenue                        President, Scott Management Company (administrative services for insurance companies);
Bala Cynwyd, PA  19004                President, The Channick Group (consultants to insurance companies and national trade associations);
                                      Trustee of Ivy Fund (1984-1993); Director of The Mackenzie Funds Inc. (1994-1995).

Frank W. DeFriece, Jr.   Trustee      Director of The Mackenzie Funds, Inc. (1987-1995);
(75)                                  Trustee and Second Vice Chairman, East Tennessee Public Communications Corp. (WSJK-TV)
322 Seventh Street                    (1984-present);
Bristol, TN  37620-2218               Director, Manager and Vice President, Massengill-DeFriece Foundation (charitable organization)
                                      (1950-present); Trustee of Ivy Fund (1992-present).

Roy J. Glauber (71)      Trustee      Mallinckrodt Professor of Physics, Harvard University (since 1974); Trustee of Ivy Fund
                                      (1961-1991);
                                      Trustee of Mackenzie Series Trust (1994-present).

Joseph G. Rosenthal      Trustee      Chartered Accountant (1958-present); Director of The Mackenzie Funds Inc. (1987-1995);
(62)                                  Trustee of Ivy Fund (1992-present).
110 Jardin Drive
Unit #12
Concord, Ontario
Canada L4K 2T7

J. Brendan Swan (66)     Trustee      President, Airspray International, Inc.; Joint Managing Director,
4701 North Federal                    Airspray International B.V. (an environmentally sensitive packaging company);
Hwy. #465                             Trustee of Ivy Fund (1992-present);
Pompano Beach, FL                     Director, The Mackenzie Funds Inc. (1992-1995).
33064

Keith J. Carlson (40)    Vice         Senior Vice President and
700 South Federal Hwy.   President    Director of Mackenzie Investment Management, Inc. (1994-present);
Suite 300                             Senior Vice President, Secretary and Treasurer of Mackenzie
Boca Raton, FL  33432                 Investment Management Inc. (1985-1994); Senior Vice President and Director of Ivy Management,
                                      Inc. (1994-present); Senior Vice President, Treasurer and Director of Ivy Management, Inc.
                                      (1992-1994); Vice President of The Mackenzie Funds Inc. (1987-1995); President and Director of
                                      Mackenzie Ivy Investor Services Corp. (1993-present); Vice President of Mackenzie Series Trust
                                      (1994-present); Treasurer of Mackenzie Series Trust (1985-1994); President and Director of
                                      Mackenzie Ivy Funds Distribution, Inc. (1994- present); Executive Vice President and Director of Mackenzie Ivy Funds Distribution, Inc. (1993-1994); Treasurer of Ivy Fund (1992-1994); Vice
                                      President of Ivy Fund (1994-present).

C. William Ferris (52)   Secretary/   Senior Vice President, Secretary/Treasurer and Director of Mackenzie Investment Management
700 South Federal Hwy.   Treasurer    Inc.
Suite 300                             (1994-present); Senior Vice President, Finance and Administration/Compliance Officer of
Boca Raton, FL 33432                  Mackenzie Investment Management Inc. (1989-1994);
                                      Senior Vice President, Secretary/Treasurer and Clerk of Ivy Management, Inc. (1989-1994);
                                      Senior Vice President, Secretary/Treasurer of Mackenzie Ivy Funds Distribution, Inc.
                                      (1993-1994);
                                      Secretary/Treasurer and Director of Mackenzie Ivy Investor Services Corp. (1993-1994);
                                      Secretary of Mackenzie Series Trust (1993-1994); Secretary/Treasurer and Director of Mackenzie
                                      Ivy Investor Services Corp. (1993-present); Secretary/Treasurer of The Mackenzie Funds Inc.
                                      (1993-1995); Secretary/Treasurer of Mackenzie Series Trust (1994- present);
                                      Secretary of Ivy Fund (1993-1994); Secretary/Treasurer of Ivy Fund (1994-present).

     As of September 30, 1996, all Trustees and executive officers of the Trust as a group owned beneficially or of record none of the outstanding Class A and Class B shares of any of the Funds.

             PERSONAL INVESTMENTS BY EMPLOYEES OF THE ADVISER

     Employees of MIMI are permitted to make personal securities transactions, subject to requirements and restrictions set forth in MIMI's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory
clients such as the Funds.   Among other things, the Code of Ethics, which
generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.
                            COMPENSATION TABLE
                (for the fiscal year ending June 30, 1996)

                                    PENSION OR
                                    RETIREMENT              TOTAL
                                    BENEFITS    ESTIMATED   COMPEN-
                        AGGREGATE   ACCRUED AS  ANNUAL      SATION
                        COMPEN-     PART OF     BENEFITS    FROM TRUST
NAME,                   SATION      FUND        UPON        PAID TO
POSITION                FROM TRUST  EXPENSES    RETIREMENT  TRUSTEE
--------                ----------  --------    ----------  ----------
[S]                     [C]         [C]         [C]         [C]
John S. Anderegg, Jr.    2,335        N/A          N/A        2,335
 (Trustee)

Paul H. Broyhill         2,335        N/A          N/A        2,335
 (Trustee)

Stanley Channick         5,860        N/A          N/A        5,860
 (Trustee)

Frank W. DeFriece, Jr.   2,335        N/A          N/A        2,335
 (Trustee)

Roy J. Glauber           5,860        N/A          N/A        5,860
 (Trustee)

Michael G. Landry         -0-         N/A          N/A         -0-
 (Trustee and President)

Joseph G. Rosenthal      2,335        N/A          N/A        2,335
 (Trustee)

J. Brendan Swan          2,335        N/A          N/A        2,335
 (Trustee)

Keith J. Carlson          -0-         N/A          N/A         -0-
 (Vice President)

C. William Ferris         -0-         N/A          N/A         -0-
 (Secretary/Treasurer)


                  INVESTMENT ADVISORY AND OTHER SERVICES

           BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     Mackenzie Investment Management Inc. ("MIMI") provides business management and investment advisory services to the Funds pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). The Agreement was approved by shareholders of Mackenzie National Municipal Fund, Mackenzie California Municipal Fund and Mackenzie New York Municipal Fund on October 24, 1990, after having first been approved on September 5, 1990 by the Board of Trustees, including a majority of the Trustees who neither are "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the distribution plans described below (see "Distribution Services") or in any related agreement (the "Independent Trustees"). The Agreement was approved by the Board of Trustees for Mackenzie Limited Term Municipal Fund on May 16, 1991, and by the initial shareholder of the Fund on June 20, 1991. The continuation of the Agreement with respect to all of the Funds was last approved on August 24, 1996 by the Board of Trustees, including the Independent Trustees. MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on The Toronto Stock Exchange. MFC is registered in Ontario as a mutual fund dealer.

     Under the Agreement, MIMI makes investments for the account of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees. MIMI also provides an investment program, determines the securities to be purchased or sold by a Fund and places orders with brokers or dealers who deal in such securities.

     MIMI also provides certain business management services pursuant to the Agreement. MIMI is obligated to (1) coordinate with the Funds' custodian and transfer agent and monitor the services they provide to the Funds; (2) coordinate with and monitor any other third parties furnishing services to the Funds; (3) provide the Funds with any necessary office space, telephones and other communications facilities; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the Funds or by MIMI acting in some other capacity pursuant to a separate agreement or arrangement with the Funds; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law; (6) authorize and permit MIMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

     For MIMI's services under the Agreement, each Fund pays MIMI a monthly fee at an annual rate of 0.55% of the Fund's average net assets. For the fiscal years ended June 30, 1996, 1995 and 1994, MIMI received fees of $513,762, $761,172 and $727,421, respectively, from Mackenzie Limited Term Municipal Fund; $146,137, $187,610 and $223,155, respectively, from Mackenzie National Municipal Fund; $209,516, $221,717, and $253,535, respectively, from Mackenzie California Municipal Fund; and $222,574, $235,164 and $243,239, respectively, from Mackenzie New York Municipal Fund.

     The Trust pays the following expenses under the Agreement: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with MIMI; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

     MIMI voluntarily limits the total Fund expenses (excluding interest, 12b-1 fees, taxes, brokerage commissions, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of (i) 0.64% of the average net assets of Mackenzie Limited Term Municipal Fund, and (ii) 0.85% of the average net assets of Mackenzie National Municipal Fund, Mackenzie California Municipal Fund and Mackenzie New York Municipal Fund.
As long as a Fund's expense limitation continues, it may lower the Fund's expenses and increase its yield. A Fund's expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its yield may be reduced, depending on the total assets of the Fund. Shareholders of Mackenzie Limited Term Municipal Fund and Mackenzie National Municipal Fund will receive 30 days' notice of any termination of the Fund's expense limitation. If a Fund's expense limitation is terminated, MIMI will comply with any applicable state regulations, which may require MIMI to make reimbursements to a Fund in the event that the Fund's aggregate operating expenses, including the management and advisory fee and shareholder and administrative services fee, but generally excluding interest, taxes, brokerage commissions and extraordinary expense, are in excess of specific applicable limitations. For the fiscal year ended June 30, 1996, voluntary expense reimbursements for Mackenzie Limited Term Municipal Fund, Mackenzie National Municipal Fund, Mackenzie California Municipal Fund and Mackenzie New York Municipal Fund and were $373,984, $106,248, $66,721 and $83,090, respectively.

     The Agreement will continue in effect with respect to each Fund for more than its initial two-year period only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees, and (ii) either (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), or (b) by the vote of a majority of the entire Board of Trustees. If the question of continuance of the Agreement (or adoption of any new agreement) is presented to a Fund's shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the Fund's outstanding voting securities. See "Capitalization and Voting Rights." The Agreement may be terminated with respect to a Fund at any time, without payment any penalty, by the vote of a majority of the Board of Trustees, or by the vote of a majority of the Fund's outstanding voting securities, on 60 days' written notice to MIMI, or by MIMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment. MIMI and MFC reserve all rights in the name "Mackenzie" and permit the use of the name "Mackenzie" or any name derived from the name "Mackenzie" by a Fund and the Trust only so long as the Agreement or any extension, renewal or amendment thereof remains in effect.

                           DISTRIBUTION SERVICES

     Ivy Mackenzie Distributors, Inc. ("IMDI"), a wholly owned subsidiary of MIMI, serves as the exclusive distributor of the Class A and Class B shares of the Funds pursuant to an Amended and Restated Distribution Agreement with the Trust dated April 1, 1994 (the "Distribution Agreement").1[Effective October 1, 1993, IMDI succeeded to and is continuing MIMI's broker-dealer activities. The provisions of the Funds' previous Distribution Agreements with MIMI remain unchanged by the succession.] The Distribution Agreement does not obligate IMDI to sell any specific amount of Fund shares. The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board of Trustees or a majority of the outstanding voting securities of a Fund. The Distribution Agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

     Under the terms of the Distribution Agreement, IMDI is entitled to deduct a contingent deferred sales charge on the redemption of Class B shares of the Funds in the manner set forth in the Prospectus. IMDI may reallow all or a portion of the contingent deferred sales charge to dealers as IMDI may determine from time to time. During the fiscal year ended June 30, 1996, IMDI received $15,109, $3,596, $1,154 and $5,486 in contingent deferred sales charges on redemptions of Class B shares of Mackenzie Limited Term Municipal Fund, Mackenzie National Municipal Fund, Mackenzie California Municipal Fund and Mackenzie New York Municipal Fund, respectively. During the fiscal year ended June 30, 1995, IMDI received $8,876, $6,798, $4,231 and $583 in contingent deferred sales charges on redemptions of Class B shares of Mackenzie Limited Term Municipal Fund, Mackenzie National Municipal Fund, Mackenzie California Municipal Fund and Mackenzie New York Municipal Fund, respectively. During the period from April 1, 1994 (commencement of sales of Class B shares) to June 30, 1994, IMDI received no contingent deferred sales charges on redemptions of Class B shares of Mackenzie Limited Term Municipal Fund, Mackenzie National Municipal Fund and Mackenzie California Municipal Fund. During the same period, IMDI received $485 in contingent deferred sales charges on redemptions of Mackenzie New York Municipal Fund.

     IMDI is also entitled under the Distribution Agreement to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in the Funds' then-current Prospectus, and the net asset value on which such price is based. Out of such commission, IMDI may allow to dealers such concession as IMDI may determine from time to time. During the last three fiscal years, the sales commissions paid by each of the Funds to IMDI pursuant to the Distribution Agreement for sales of Class A shares, and the amounts reallowed to dealers, were as follows:

     MACKENZIE LIMITED TERM MUNICIPAL FUND. During the fiscal years ended June 30, 1996 and 1995 and the nine months ended June 30, 1994, IMDI received $36,848, $155,685 and $816,793, respectively, in commissions from sales of Class A shares of the Fund, of which $8,684, $33,813 and $193,175, respectively, was retained after dealers' reallowances. During the three months ended September 30, 1993, MIMI received $382,984 in commissions from sales of Class A shares of the Fund, of which $86,956 was retained after dealers' reallowances.

     MACKENZIE NATIONAL MUNICIPAL FUND. During the fiscal years ended June 30, 1996 and 1995, and the nine months ended June 30, 1994, IMDI received $10,373, $52,035 and $79,937, respectively, in commissions from sales of Class A shares of the Fund, of which $2,051, $11,118 and $15,708, respectively, was retained after dealers' reallowances. During the three months ended September 30, 1993, MIMI received $34,716 in commissions from sales of Class A shares of the Fund, of which $5,694 was retained after dealers' reallowances.

     MACKENZIE CALIFORNIA MUNICIPAL FUND. During the fiscal years ended June 30, 1996 and 1995, and the nine months ended June 30, 1994, IMDI received $14,119, $49,841 and $66,168, respectively, in commissions from sales of Class A shares of the Fund, of which $2,830, $10,201 and $7,932, respectively, was retained after dealers' reallowances. During the three months ended September 30, 1993, MIMI received $38,820 in commissions from sales of Class A shares of the Fund, of which $13,267 was retained after dealers' reallowances.

     MACKENZIE NEW YORK MUNICIPAL FUND. During the fiscal years ended June 30, 1996 and 1995, and the nine months ended June 30, 1994, IMDI received $29,270, $65,484 and $164,893, respectively, in commissions from sales of Class A shares of the Fund, of which $5,796, $13,595 and $33,248, respectively, was retained after dealers' reallowances. During the three months ended September 30, 1993, MIMI received $85,283 in commissions from sales of Class A shares of the Fund, of which $16,359 was retained after dealers' reallowances.

     RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company whose shares are registered on Form N-1A to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. At a meeting held on December 1-2, 1995, the Board of Trustees of the Trust adopted a multi-class plan (the "Rule 18f-3 plan") on behalf of each Fund. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in each Fund's Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Ivy or Mackenzie fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

     RULE 12b-1 DISTRIBUTION PLANS. As described in the Prospectus, each Fund has adopted pursuant to Rule 12b-1 under the 1940 Act separate distribution plans pertaining to its Class A and Class B shares (the "Class
A Plan" and the "Class B Plan," collectively, the "Plans"). In adopting each Plan, a majority of the Independent Trustees have concluded in conformity with the requirements of the 1940 Act that there is a reasonable likelihood that the Plan will benefit a Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares in the absence of a Plan or under an alternative distribution arrangement.

     Under each Fund's Class A and Class B Plan, each Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average net assets attributable to its Class A shares or Class
B shares, as the case may be. The services for which service fees may be paid include, among other services, advising clients or customers regarding the purchase, sale or retention of shares of a Fund, answering routine inquiries concerning a Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Fund's Plans, service fee payments made out of or charged against the assets attributable to that Fund's Class A or Class B shares must be in reimbursement for services rendered for or on behalf of that class of the Fund. The expenses not reimbursed in any one given month may be reimbursed in a subsequent month.
No Class A Plan provides for the payment of interest or carrying charges as distribution expenses.

     Each Fund also pays IMDI a distribution fee based on the average net assets attributable to its Class B shares, accrued daily and paid monthly at the following annual rates: 0.50%, for Mackenzie Limited Term Municipal Fund; and 0.75%, for Mackenzie National Municipal Fund, Mackenzie California Municipal Fund and Mackenzie New York Municipal Fund. IMDI may reallow all or a portion of the service and distribution fees to dealers as MIMI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of Class B shares of a Fund, including the printing of prospectuses for persons other than shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Fund's Class B Plan, IMDI may include interest, carrying or other finance charges in its calculation of Class B distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC. The SEC order permitting the imposition of a contingent deferred sales charge on Class B shares does not currently permit IMDI to recover such charges.

     Among other things, each Plan provides that (1) IMDI will submit to the Board of Trustees of the Trust at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Trust's Board of Trustees, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while the Plan is in effect, the selection and nomination of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

     IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid to MIMI by the Funds. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers for services rendered in the distribution of the Funds' shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker, if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

     Each Plan may be amended at any time with respect to the class of shares of a Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated with respect to the class of shares of a Fund to which the Plan relates at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

     RULE 12B-1 PAYMENTS BY THE FUNDS FOR DISTRIBUTION-RELATED
SERVICES:

     MACKENZIE LIMITED TERM MUNICIPAL FUND. During the period from July 1, 1993 to September 30, 1993, the Fund paid MIMI $65,146 pursuant to the Class A Plan. During the period from October 1, 1993 to June 30, 1994, and the fiscal years ended June 30, 1995 and 1996, the Fund paid IMDI $265,119, $340,929 and $228,045, respectively, pursuant to the Class A plan. For the period from April 1, 1994 (the date on which Class B shares of the Fund were first offered for sale to the public) to June 30, 1994 and the fiscal years ended June 30, 1995 and 1996, the Fund paid IMDI $1,115, $15,139 and $16,450, respectively, pursuant to the Class B Plan.


     MACKENZIE NATIONAL MUNICIPAL FUND. During the period from July 1, 1993 to September 30, 1993, the Fund paid MIMI $26,593 pursuant to the Class A Plan. During the period from October 1, 1993 to June 30, 1994, and the fiscal years ended June 30, 1995 and 1996, the Fund paid IMDI $74,712, $83,272 and $64,109, respectively, pursuant to the Class A plan. For the period from April 1, 1994 (the date on which Class B shares of the Fund were first offered for sale to the public) to June 30, 1994 and the fiscal years ended June 30, 1995 and 1996, the Fund paid IMDI $771, $8,042 and $9,273, respectively, pursuant to the Class B Plan.


     MACKENZIE CALIFORNIA MUNICIPAL FUND. During the period from July 1, 1993 to September 30, 1993, the Fund paid MIMI $30,288 pursuant to the Class A Plan. During the period from October 1, 1993 to June 30, 1994, and the fiscal years ended June 30, 1995 and 1996, the Fund paid IMDI $84,893, $100,518 and $92,452, respectively, pursuant to the Class A plan. For the period from April 1, 1994 (the date on which Class B shares of the Fund were first offered for sale to the public) to June 30, 1994 and the fiscal years ended June 30, 1995 and 1996, the Fund paid IMDI $168, $5,868 and 11,122, respectively, pursuant to the Class B Plan.

     MACKENZIE NEW YORK MUNICIPAL FUND. During the period from July 1, 1993 to September 30, 1993, the Fund paid MIMI $27,182 pursuant to the Class A Plan. During the period from October 1, 1993 to June 30, 1994, and the fiscal years ended June 30, 1995 and 1996, the Fund paid IMDI $83,038, $103,901 and $96,899, respectively, pursuant to the Class A plan. For the period from April 1, 1994 (the date on which Class B shares of the Fund were first offered for sale to the public) to June 30, 1994 and the fiscal years ended June 30, 1995 and 1996, the Fund paid IMDI $1,374, $11,975 and $17,083, respectively, pursuant to the Class B Plan.

     DISTRIBUTION-RELATED EXPENSES BORNE BY IMDI:

     MACKENZIE LIMITED TERM MUNICIPAL FUND: During the fiscal year ended June 30, 1996, IMDI expended the following amounts in marketing Class A and Class B shares of the Fund: advertising, $19,412 and $467, respectively; printing and mailing of prospectuses to persons other than current shareholders, $11,799 and $284, respectively; compensation to dealers, $40,373 and $971, respectively; compensation to sales personnel, $140,835 and $3,386, respectively; seminars and meetings, $10,093 and $243, respectively; travel and entertainment, $27,531 and $662, respectively; general and administrative, $102,189 and $2,457, respectively; telephone, $4,053 and $97, respectively; and occupancy and equipment rental, $8,981 and $216, respectively.

     MACKENZIE NATIONAL MUNICIPAL FUND: During the fiscal year ended June 30, 1996, IMDI expended the following amounts in marketing Class A and Class B shares of the Fund: advertising, $5,537 and $200, respectively; printing and mailing of prospectuses to persons other than current shareholders, $4,105 and $148, respectively; compensation to dealers, $14,169 and $512, respectively; compensation to sales personnel, $40,257 and $1,456, respectively; seminars and meetings, $3,542 and $128, respectively; travel and entertainment, $7,858 and $284, respectively; general and administrative, $28,527 and $1,032, respectively; telephone, $1,153 and $42, respectively; and occupancy and equipment rental, $2,558 and $92, respectively.

     MACKENZIE CALIFORNIA MUNICIPAL FUND: During the fiscal year ended June 30, 1996, IMDI expended the following amounts in marketing Class A and Class B shares of the Fund: advertising, $8,019 and $241, respectively; printing and mailing of prospectuses to persons other than current shareholders, $4,629 and 139, respectively; compensation to dealers, $18,545 and $558, respectively; compensation to sales personnel, $57,935 and 1,742, respectively; seminars and meetings, $4,637 and $139, respectively; travel and entertainment, $11,409 and $343, respectively; general and administrative, $40,841 and $1,228, respectively; telephone, $1,665 and $50, respectively; and occupancy and equipment rental, $3,706 and $111, respectively.

     MACKENZIE NEW YORK MUNICIPAL FUND: During the fiscal year ended June 30, 1996, IMDI expended the following amounts in marketing Class A and Class B shares of the Fund: advertising, $8,391 and $370, respectively; printing and mailing of prospectuses to persons other than current shareholders, $5,213 and $230, respectively; compensation to dealers, $22,534 and $993, respectively; compensation to sales personnel, $60,779 and $2,679, respectively; seminars and meetings, $5,634 and $248, respectively; travel and entertainment, $11,929 and $526, respectively; general and administrative, $42,599 and 1,878, respectively; telephone, $1,742 and $77, respectively; and occupancy and equipment rental, $3,875 and $171, respectively.

                                 CUSTODIAN

     Brown Brothers Harriman & Co., a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), has been retained to act as Custodian of the Trust's investments. Its primary responsibility is to maintain custody of the cash and securities in each Fund's portfolio. Brown Brothers may receive, as partial payment for its services, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution. The First National Bank of Boston, One Financial Center, Boston, Massachusetts 02111, served as the Trust's custodian until May 31, 1993.

                              FUND ACCOUNTING

     Pursuant to a Fund Accounting Services Agreement dated July 1, 1991 (effective July 16, 1991), MIMI provides certain accounting and pricing services for the Funds. As compensation for such services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based on the net assets of the Fund at the preceding month end at the following rates: $1,000 when the net assets are less than $1,500 when the net assets are $20 to $75 million; $4,000 when the net assets are $75 to $100 million; and $6,000 when the net assets are over $100 million. For the fiscal years ended June 30, 1996, 1995 and 1994, the Funds paid the following amounts to MIMI pursuant to the agreement: Mackenzie Limited Term Municipal Fund, $83,991, $104,676, and $93,126, respectively; Mackenzie National Municipal Fund, $27,338, $27,467 and$26,935, respectively; Mackenzie California Municipal Fund, $26,765, $24,790 and $24,062, respectively; and Mackenzie New York Municipal Fund, $29,975, $29,126 and$27,625, respectively.


                    TRANSFER AND DIVIDEND PAYING AGENT

     Ivy Mackenzie Services Corp. ("IMSC" or the "Transfer Agent") acts as the Trust's transfer agent and dividend paying agent pursuant to a Transfer Agency and Shareholder Services Agreement. For transfer agency and shareholder services, each Fund pays IMSC an annual fee of $20.75 per open account and $4.48 for each account that is closed. In addition, each Fund reimburses IMSC monthly for out-of-pocket expenses. Certain broker-dealers that maintain shareholder accounts with the Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate fee (e.g., .10%), based on the average daily net asset value of the omnibus account (or a combination thereof).

                               ADMINISTRATOR

     MIMI provides various administrative services to the Trust pursuant to an Administrative Services Agreement. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of .10% of each Fund's average daily net assets. Outside of providing administrative services to the Trust, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of a Fund's Class B shares.

                                 AUDITORS

     Coopers & Lybrand L.L.P., independent certified public accountants, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, Florida 33301, has been selected as auditors for the Trust. The audit services performed by Coopers & Lybrand L.L.P. include audits of the annual financial statements of each of the funds of the Trust. Other services provided primarily relate to filings with the SEC and the review of the Trust's tax returns.

                     CAPITALIZATION AND VOTING RIGHTS

     The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 per share. When issued, shares of each class of a Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of a Fund has preemptive rights or subscription rights.

     The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized five series, each of which represents a fund. The Trustees have further authorized the issuance of Classes A and B shares for the Funds.

     Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. Shares of each class of a Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. All classes of shares of a Fund will vote together, except with respect to the distribution plan applicable to its Class A or Class B shares or when a class vote is required by the 1940 Act. On matters relating to all of the Funds, but affecting each Fund differently, separate votes by the shareholders of each Fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each Fund. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all of the Funds.

     As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust). With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting securities of that Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.
The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of a Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote.

                    PRINCIPAL HOLDERS OF SECURITIES:

     MACKENZIE LIMITED TERM MUNICIPAL FUND: To the knowledge of the Trust, as of September 30, 1996, no shareholder owned beneficially or of record 5% or more of the Fund's total outstanding shares, except that of the outstanding Class B shares of the Fund, Elizabeth & B.L. Perry, 1744 Pebble Creek Drive, Prattville, AL 36066-7207, owned of record 23,099.261 shares (12.27%); Yolanda D. Acinapura, 330 Cherry Lane, Havertown, PA 19083-1617, owned of record 21,047.910 shares (11.18%) and William E. Anderson Consulting, 11109 NW 113th Street, Yukon, OK 73099, owned of record 13,792.722 shares (7.32%).

     MACKENZIE NATIONAL MUNICIPAL FUND: To the knowledge of the Trust, as of September 30, 1996, no shareholder owned beneficially or of record 5% or more of the Fund's total outstanding shares, except that of the outstanding Class B shares of the Fund, Bianca Van Der Zee, 907 Maple Branch, Pearland, TX 77584, owned of record 32,108.408 shares (26.45%); Ruth Swartz, 1161 Cayuga Drive, Grand Blanc, MI 48439-4823, owned of record 16,114.112 shares (13.27%); Paul H. Meyer, 8172 Hunnicut, Dallas, TX 75228-5929, owned of record 13,779.197 shares (11.35%); Smith Barney, 388 Greenwich Street, New York, NY 10013, owned of record 12,321.858 shares (10.15%); John and Assuata Digianno, 271-20 77th Road, New Hyde Park, NY 11040-1428, owned of record 11,079.717 (9.12%) and Smith Barney, 388 Greenwich Street, New York, NY 10013 owned of record 10,148.146 (8.36%). Bianca Van Der Zee, 907 Maple Branch, Pearland, TX 77584, may be deemed to hold a controlling interest, as defined in the 1940 Act, in Class B shares of the Fund. Accordingly, as long as Bianca Van Der Zee holds such an interest, he or she may have the ability to influence a vote on any matter that is submitted for approval only to Class
B shareholders of the Fund.

     MACKENZIE CALIFORNIA MUNICIPAL FUND: To the knowledge of the Trust, as of September 30, 1996, no shareholder owned beneficially or of record 5% or more of the Fund's total outstanding shares, except that of the outstanding Class B shares of the Fund, The Feldman Family Trust, 25381-G Alicia Parkway
- #214, Laguna Hills, CA 92653, owned of record 22,895.412 (19.69%); The
Donald R. Melen Trust, 353 Euclid Avenue #308, Oakland, CA 94610, owned of record 14,822.613 (12.75%); Esther Finnigan Trust, 1512 B Granite Hills Drive, El Cajon, CA 92019, owned of record 10,557.756 (9.08%); The Bell Trust, 27031 Vista Point, San Juan Capistrano, CA 92675, owned of record 7,387.412 shares (6.35%) and Robert and Dorothy Kishi, 1301 W 184th Street, Gardena, CA 90248, owned of record 6,081.153 shares (5.23%).

     MACKENZIE NEW YORK MUNICIPAL FUND: To the knowledge of the Trust, as of September 30, 1996, no shareholder owned beneficially or of record 5% or more of the Fund's total outstanding shares, except that of the outstanding Class B shares of the Fund, Susan E. Madigan, 455 Village Lane, Box 126, Orient, NY 11957, owned of record 48,836.499 shares (19.87%); Harold L. Mendelson, 146-01 45th Avenue, Suite 402, Flushing, NY 11355, owned of record 23,572.940 shares (9.59%); Smith Barney, 388 Greenwich Street, New York, NY 10013, owned of record 14,089.580 (5.73%) and Barbara A. Shonyo, 6 Juniper Lane, Liverpool, NY 13090, owned of record 13,510.420 shares (5.49%).

                              NET ASSET VALUE

     The market price of a Fund share is its net asset value. The net asset value per share is calculated separately for each Fund, and is computed by dividing the value of the assets of the Fund, less its liabilities, by the number of shares of the Fund outstanding. A Fund's liabilities are allocated between its Classes. The total of such liabilities allocated to a Class plus that Class' distribution fee and any other expenses specially allocated to that Class are then deducted from the proportionate interest of the Class in the Fund's assets, and the resulting amount for each Class is divided by the number of shares of that Class outstanding to produce the net asset value per share.

     Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading. The Trust's offices will be closed, and net asset value will not be calculated on the following national business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On any day on which either or both of the Funds' Custodian or the Exchange close early as a result of such day being a partial holiday or otherwise, the Funds reserve the right to advance the time on that day by which purchase and redemption requests must be received.

     Municipal securities held by the Funds are valued through a pricing service and/or in accordance with procedures approved by the Board of Trustees. Valuations furnished by a pricing service are based on a computerized matrix system and/or appraisals based in each case upon information concerning market transactions and quotations from recognized municipal securities dealers. In valuing the Funds' municipal securities, the pricing service considers factors such as yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market conditions. The Trust's officers, under the general supervision of the Board of Trustees, will regularly review procedures used and valuations provided by the pricing service.

     Taxable securities held by a Fund for which market quotations are readily available will be valued at market value, which is the last reported sale price or, at the mean between the latest available bid and asked prices. The Board of Trustees has determined that securities having 60 days or less remaining to maturity will be valued at their amortized cost, which approximates market value when such amortized cost is believed to reflect the fair market value of such securities.

     The sale of a Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC, and may be suspended by the Board of Trustees whenever in its judgment it is in the best interest of the Fund to do so.

                            PORTFOLIO TURNOVER

     A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. The annual portfolio turnover rates for the Funds are provided in the Prospectus.

                                REDEMPTIONS

     Shares of a Fund are redeemed at their net asset value next determined after a redemption request in proper form has been received by IMSC, less any applicable contingent deferred sales charge. Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption, to the extent permitted by Federal securities laws, (i) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closing) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.

     Under unusual circumstances, when the Board of Trustees deems it in the best interest of a Fund's shareholders, that Fund may make payment for shares repurchased or redeemed, in whole or in part, in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). If payment is made in the form of Fund securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

     Subject to state law restrictions, the Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in a Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sum as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six months' notice by the Trust before such redemption.
Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences would have to "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

     If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if deemed appropriate under then current market conditions.
The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

     The Funds employ reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                       CONVERSION OF CLASS B SHARES

     As described in the Prospectus, Class B shares of a Fund will convert automatically to Class A shares of that Fund, based on the relative net asset values per share of the two Classes, as of the close of business on the first business day after the last day of the calendar quarter in which the eighth anniversary of the initial issuance of such Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (i) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                 TAXATION

     The following is a general discussion of certain tax rules thought to be applicable with respect to the Funds. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in any Fund.

                                 GENERAL

     Each Fund intends to continue to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets (namely (i) stock or securities, (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)) held less than three months (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in securities of any other issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, a Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and net capital gains (net long-term capital gains in excess of net short-term capital losses) that it distributes to shareholders, if at least 90% of both its investment company taxable income and its net tax-exempt interest income for the taxable year is distributed. Each Fund intends to distribute such income.


     Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid that tax, each Fund must distribute during each calendar year an amount equal to (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record at some date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taken into account by shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

     Certain of the Funds may enter into put transactions with respect to municipal obligations they hold. The IRS has issued published and private rulings concerning the treatment of such put transactions for Federal income tax purposes. The Fund's situation is distinguishable from those addressed in these rulings; thus, there can be no assurance that a Fund will be treated as the owner of the municipal obligations subject to the puts or that the interest on such obligations received by the Fund will be exempt from Federal income tax. If the Fund is not treated as the owner of the municipal obligations subject to the puts, distributions of income derived from such obligations would be taxed as ordinary income.


                                DISCOUNT

     Certain of the bonds purchased by a Fund may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for Federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount is treated for Federal income tax purposes as income earned by a Fund, although no cash is actually received by a Fund, and therefore is subject to the distribution requirements of the Code. The amount of income earned by a Fund generally is determined on the basis of a constant yield to maturity that takes into account the semi-annual compounding of accrued interest.

     In addition, some of the bonds may be purchased by a Fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any bond, including a tax-exempt bond, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects for all its debt securities acquired after the first day of the first taxable year to which the election applies having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity.

                               DISTRIBUTIONS

     Each Fund intends to qualify to pay "exempt- interest dividends" to its shareholders but there is no guarantee that any particular Fund will so qualify. A Fund will be so qualified if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of state and municipal securities on which interest payments are exempt from Federal income tax and such interest payments when distributed are designated as exempt-interest dividends by the Fund. Exempt-interest dividends are excludable from a shareholder's gross income for Federal income tax purposes. Exempt- interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits or certain railroad retirement benefits. Exempt-interest dividends that are attributable to certain private activity bonds may constitute an item of tax preference for purposes of the alternative minimum tax. For corporate shareholders, exempt-interest dividends may comprise all or part of an adjustment to alternative minimum taxable income, which may result in the imposition or increase in such tax. Each Fund will inform shareholders annually as to the portion of the distributions from the Fund that constituted exempt-interest dividends.

     Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Because no portion of a Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by a Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, that are designated as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held a Fund's shares, and are not eligible for the dividends received deduction. The tax treatment of distributions from a Fund is the same whether the dividends are received in cash or in additional shares. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital that is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution will be taxable (unless it is an exempt-interest dividend) even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution that will nevertheless be taxable to them (unless it is an exempt-interest dividend).

     Deductions for interest expense incurred to acquire or carry shares of a Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of a Fund). In addition, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Funds, MIMI, MFC and their affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities and the bases of such opinions.

                           DISPOSITION OF SHARES

     Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received or treated as having been received by the shareholder with respect to such shares. Any loss realized by shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their stock. This prohibition generally applies where
(1) the shareholder incurs a sales charge in acquiring the stock of a Fund,
(2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires the stock of the same or another Fund and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of regulated investment company shares. The term "reinvestment right" means any right to acquire stock of one or more Funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

                            BACKUP WITHHOLDING

     Each Fund will be required to report to the IRS all distributions (other than exempt-interest dividends) as well as gross proceeds from the redemption of that Fund's shares, except in the case of certain exempt shareholders.
All such reportable distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

                              OTHER TAXATION

     The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by a Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment. In certain states, Fund distributions that are derived from interest on obligations of that state or its municipalities or any political subdivisions thereof may be exempt from state and local taxes. Fund distributions that are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities also may be exempt from state and local taxes in certain states.
Shareholders should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of a Fund. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty).

    SPECIAL INFORMATION RELATING TO MACKENZIE CALIFORNIA MUNICIPAL FUND

     Under California law, a mutual fund that qualifies as a regulated investment company generally must have at least 50% of its total assets in California state and local issues or certain U.S. Government obligations or a combination thereof at the end of each quarter of its taxable year in order to be eligible to pay dividends that will be exempt from California personal income tax. Generally, shareholders who are California residents will not incur California personal income tax on the amount of dividends received by them from Mackenzie California Municipal Fund that the Fund designates as California exempt-interest dividends derived from California state and local issues or certain U.S. Government obligations, whether taken in cash or reinvested in additional shares. Gain on the sale or redemption of Fund shares is subject to California personal income tax. Shareholders will normally be subject to California personal income tax on dividends paid from interest income derived from taxable securities and from securities issued by states other than California and its subsidiaries and on distribution of net capital gains.

     SPECIAL INFORMATION RELATING TO MACKENZIE NEW YORK MUNICIPAL FUND

     Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes.
Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Gain on the sale or redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                          PERFORMANCE INFORMATION

     Performance information for the separate classes of shares of a Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or other criteria; and
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

     In addition, the Trust may, from time to time, include various measures of a Fund's performance including the current yield, the tax-equivalent yield and the average annual total return of shares of the Funds in advertisements, promotional literature or reports to shareholders or prospective investors.
 Such materials may occasionally cite statistics to reflect a Fund's volatility or risk.

     YIELD. Quotations of yield for a specific Class of shares of a Fund will be based on all investment income attributable to that Class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses attributable to that Class accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that Class earned during the period by the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B shares) on the last day of the period, according to the following formula:


          YIELD     =    2[({(a-b)/cd} + 1){superscript 6}-1]

          Where:         a         =    dividends and interest earned during
                                        the period attributable to a specific
                                        Class of shares,
                         b         =    expenses accrued for the period
                                        attributable to that Class (net of
                                        reimbursements),
                         c         =    the average daily number of shares of
                                        that Class outstanding during the
                                        period that were entitled to receive
                                        dividends, and
                         d         =    the maximum offering price per share
                                        (in the case of Class A shares) or
                                        the net asset value per share (in the
                                        case of Class B shares) on the last
                                        day of the period.

    The yield for Class A and Class B shares of the Funds for the 30-day period ended June 30, 1996 were: Mackenzie Limited Term Municipal Fund -- 4.24% and 3.89%, respectively; Mackenzie California Municipal Fund -- 4.35% and 4.11%, respectively; Mackenzie National Municipal Fund -- 4.28% and 4.36%, respectively; and Mackenzie New York Municipal Fund -- 4.34% and 4.06%, respectively. The yield figures reflect voluntary expense reimbursements by MIMI. Without the voluntary reimbursements, the yield for Class A and Class B shares of each Fund for the same 30-day period would have been: Mackenzie Limited Term Municipal Fund -- 3.68% and 3.31%, respectively; Mackenzie California Municipal Fund -- 4.11% and 3.86%, respectively; Mackenzie National Municipal Fund -- 3.86% and 3.91%, respectively; and Mackenzie New York Municipal Fund -- 3.76% and 3.45%, respectively.

     TAX-EQUIVALENT YIELD. Tax-equivalent yield for a specific Class of shares of a Fund is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day (or one month) period assuming semi-annual compounding of income. Tax-equivalent yield is calculated by dividing that portion of a Fund's yield (as computed in the yield description above) that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. Thus, for example, for the thirty- day period ended June 30, 1996, taxpayers with effective combined federal, state and/or city marginal income tax rates of 28% and 31% would have had to have earned (i) a taxable yield of 5.89% and 6.14% (or 5.11% and 5.33% without the voluntary reimbursements), respectively, to receive after-tax income equal to the 4.24% (or 3.68% without the voluntary reimbursements) tax-free yield of Class A shares of Mackenzie Limited Term Municipal Fund for that period; (ii) a taxable yield of 5.95% and 6.21% (or 5.37% and 5.60% without the voluntary reimbursements), respectively, to receive after-tax income equal to the 4.28% (or 3.86% without the voluntary reimbursements) tax-free yield of Class A shares of Mackenzie National Municipal Fund for that period; (iii) a taxable yield of 6.04% and 6.30% (or 5.71% and 5.96% without the voluntary reimbursements), respectively, to receive after-tax income equal to the 4.35% (or 4.11% without the voluntary reimbursements) tax-free yield of Class A shares of Mackenzie California Municipal Fund for that period; and (iv) a taxable yield of 6.02% and 6.28% (or 5.22% and 5.45% without the voluntary reimbursements), income equal to the 4.34% (or 3.76% without the voluntary reimbursements) tax-free yield of Class A shares of Mackenzie New York Municipal Fund for that period. For the thirty-day period ended June 30, 1996, taxpayers with effective combined federal, state and/or city marginal income tax rates of 28% and 31% would have had to have earned (i) a taxable yield of 5.41% and 5.64% (or 4.60% and 4.80% without the voluntary reimbursements), respectively, to receive after-tax income equal to the 3.89% (or 3.31% without the voluntary reimbursements) tax-free yield of Class B shares of Mackenzie Limited Term Municipal Fund for that period; (ii) a taxable yield of 6.05% and 6.31% (or 5.44% and 5.67% without the voluntary reimbursements), respectively, to receive after-tax income equal to the 4.36% (or 3.91% without the voluntary reimbursements) tax-free yield of Class B shares of Mackenzie National Municipal Fund for that period; (iii) a taxable yield of 5.70% and 5.95% (or 5.36% and 5.59% without the voluntary reimbursements), respectively, to receive after-tax income equal to the 4.11% (or 3.86% without the voluntary reimbursements) tax-free yield Class B shares of Mackenzie California Municipal Fund for that period; and (iv) a taxable yield of 5.63% and 5.88% (or 4.79% and 5.00% without the voluntary reimbursements), respectively, to receive after-tax income equal to the 4.06% (or 3.45% without the voluntary reimbursements) tax-free yield of Class B shares of Mackenzie New York Municipal Fund for that period. For a more detailed explanation of tax-equivalent yields, see Appendix B of this SAI.

     AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific Class of shares of a Fund will be expressed in terms the average annual compounded rate of return that would cause a hypothetical investment in that Class of a Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

                    P(1 + T){superscript n} = ERV

          Where:    P    =    a hypothetical initial payment of $1,000 to
                              purchase shares of a specific Class

                    T    =    the average annual total return of shares of
                              that Class

                    n    =    the number of years

                    ERV  =    the ending redeemable value of a hypothetical
                              $1,000 payment made at the beginning of the period.

     For purposes of the above computation for a Fund, it is assumed that all dividends and capital gains distributions made by a Fund are reinvested at net asset value in additional shares of the same Class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 3.00% sales charge for Mackenzie Limited Term Municipal Fund, and the maximum 4.75% sales charge for Mackenzie National Municipal Fund, Mackenzie California Municipal Fund and Mackenzie New York Municipal Fund, is deducted from the initial $1,000 payment and, for Class B shares, the applicable contingent deferred sales charge imposed upon redemption of Class B shares held for the period is deducted. Standardized Return quotations for the Funds do not take into account any required payments for federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

     A Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

     The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A and Class B shares of the Funds for the periods indicated. In determining the average annual total return for a specific Class of shares of a Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of a Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the Fund. Shares of the Funds outstanding as of March 31, 1994 were designated Class A shares.


MACKENZIE LIMITED TERM MUNICIPAL FUND:

                                                  NON-STANDARDIZED
                     STANDARDIZED RETURN[*]          RETURN[**]
                    CLASS A[1]   CLASS B[2]     CLASS A[3]   CLASS B[4]
                    ----------   ----------     ----------   ----------
One year ended
June 30, 1996:       1.32%        0.98%          4.46%        3.98%

Inception to
June 30, 1996:[#]    4.44%        3.67%          5.10%        4.51%

--------------------------

     [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 3.00%. The Standardized Return figures for Class B shares reflect the deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period.

     [**] The Non-Standardized Return figures do not reflect the deduction of any initial or contingent deferred sales charge.

     [#] The commencement of operations for Mackenzie Limited Term Municipal Fund (formerly Limited Term Portfolio of the Zweig Tax-Free Fund, Inc.), and the Class A shares of that Fund, was April 22, 1985. From that date until August 2, 1991, the fund was managed by Zweig/Glaser Advisors. Effective August 2, 1991, the Fund is being managed (with the same investment objectives) by MIMI, which date is the "inception" date for Class A shares in the above table. The inception date for Class B shares of the Fund was April 1, 1994.

     [1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended June 30, 1996 and the period from inception through June 30, 1996 would have been 0.93% and 4.14%, respectively.

     [2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended June 30, 1996 and the period from inception through June 30, 1996 would have been 0.58% and 3.27%, respectively.

     [3] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended June 30, 1996 and the period from inception through June 30, 1996 would have been 4.05% and 4.78%, respectively.

     [4] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended June 30, 1996 and the period from inception through June 30, 1996 would have been 3.58% and 4.11%, respectively.

MACKENZIE NATIONAL MUNICIPAL FUND:

                                                  NON-STANDARDIZED
                     STANDARDIZED RETURN[*]          RETURN[**]
                    CLASS A[1]   CLASS B[2]     CLASS A[3]   CLASS B[4]
                    ----------   ----------     ----------   ----------
One year ended
June 30, 1996:      (0.28)%      (1.12)%         4.69%        3.88%

Five years ended
June 30, 1996:       5.49%        N/A            6.52%        N/A

Inception to
June 30, 1996:[#]    6.20%        3.55%          6.84%        4.82%

--------------------------

     [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 4.75%. The Standardized Return figures for Class B shares reflect the deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period.

     [**] The Non-Standardized Return figures do not reflect the deduction of any initial or contingent deferred sales charge.

     [#]  The inception date for Mackenzie National Municipal Fund
          (and the Class A shares of the Fund) was April 15, 1988; the inception date for Class B shares of the Fund was April 1, 1994.

     [1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended
          June 30, 1996, the five years ended June 30, 1996 and the period from inception through June 30, 1996 would have been (.69)%, 5.23% and 5.10%, respectively.

     [2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended June 30, 1996 and the period from inception through June 30, 1996 would have been (1.52)% and 3.22%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending June 30, 1996.)

     [3] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended June 30, 1996, the five years ended June 30, 1996 and the period from inception through June 30, 1996 would have been 4.27%, 6.26% and 5.73%, respectively.

     [4] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended June 30, 1996 and the period from inception through June 30, 1996 would have been 3.46% and 4.49%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending June 30, 1996.)

MACKENZIE CALIFORNIA MUNICIPAL FUND:

                                                      NON-STANDARDIZED
                            STANDARDIZED RETURN[*]       RETURN[**]
                           CLASS A[1]   CLASS B[2]  CLASS A[3]   CLASS B[4]
                           ----------   ----------  ----------   ----------
One year ended
 June 30, 1996:             0.51%       (0.30)%       5.52%       4.70%

Five years ended
 June 30, 1996:             5.67%        N/A          6.70%        N/A

Inception[#] to
 June 30, 1996:             6.65%        3.99%        7.29%       5.25%
---------------------------------

          [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 4.75%. The Standardized Return figures for Class B shares reflect the deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period.

          [**] The Non-Standardized Return figures do not reflect the deduction of any initial or contingent deferred sales charge.

          [#] The inception date for Mackenzie National Municipal Fund (and the Class A shares of the Fund) was April 15, 1988; the inception date for the Class B shares of the Fund was April 1, 1994.

          [1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended June 30, 1996, the five years ended June 30, 1996 and the period from inception through June 30, 1996 would have been 0.32%, 5.54% and 5.75%, respectively.

          [2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended June 30, 1996 and the period from inception through June 30, 1996 would have been (0.51)% and 3.83%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending June 30, 1996.)

          [3] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended June 30, 1996, the five years ended June 30, 1996 and the period from inception through June 30, 1996 would have been 5.32%, 6.58% and 6.38%, respectively.

          [4] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended June 30, 1996 and the period from inception through June 30, 1996 would have been 4.49% and 5.08%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending June 30, 1996.)

MACKENZIE NEW YORK MUNICIPAL FUND:

                                                      NON-STANDARDIZED
                            STANDARDIZED RETURN[*]       RETURN[**]
                           CLASS A[1]   CLASS B[2]  CLASS A[3]   CLASS B[4]
                           ----------   ----------  ----------   ----------
One year ended
June 30, 1996:              0.12%       (0.63)%       5.11%       4.37%

Five years ended
June 30, 1996:              6.05%        N/A          7.09%        N/A

Inception[#] to
June 30, 1996:              6.49%        3.92%        7.13%       5.18%
_________________________________

          [*]  The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 4.75%.
               The Standardized Return figures for Class B shares reflect the deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period.

          [**] The Non-Standardized Return figures do not reflect the deduction of any initial or contingent deferred sales charge.

          [#] The inception date for Mackenzie National Municipal Fund (and the Class A shares of the Fund) was April 15, 1988; the inception date for the Class B shares of the Fund was April 1, 1994.

          [1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended June 30, 1996, the five years ended June 30, 1996 and the period from inception through June 30, 1996 would have been (0.09)%, 5.88% and 5.59%, respectively.

          [2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended June 30, 1996 and the period from inception through June 30, 1996 would have been 0.85% and 3.73%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending June 30, 1996.)

          [3] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended June 30, 1996, the five years ended June 30, 1996 and the period from inception through June 30, 1996 would have been 4.90%, 6.92% and 6.23%, respectively.

          [4] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended June 30,1996 and the period from inception through June 30, 1996 would have been 4.15%
               and 4.99%, respectively.   (Since the inception date for
               Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending June 30, 1996.)

     CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific Class of shares of the Fund for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific Class of shares of the Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                    C = (ERV/P) - 1

            Where:  C    =    cumulative total return

                    P    =    a hypothetical initial investment of $1,000
                              to purchase shares of a specific Class

                    ERV  =    ending redeemable value:  ERV is the value,
                              at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

     MACKENZIE LIMITED TERM MUNICIPAL FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through June 30, 1996, assuming the maximum 3.00% sales charge has been assessed.

                                             SINCE
                              ONE YEAR       INCEPTION[*]

          Class A              1.32%               23.85%
          Class B              0.98%               7.44%

     The following table summarizes the calculation of Cumulative Total Return for the periods indicated through June 30, 1996, assuming the maximum 3.00% sales charge has not been assessed.

                                             SINCE
                              ONE YEAR       INCEPTION[*]

          Class A              4.46%               27.68%
          Class B              3.98%               10.44%

          ___________________________

          [*] The inception date for Mackenzie Limited Term Municipal Fund (and the Class A shares of the Fund) was April 22, 1985; the inception date for Class B shares of the Fund was April 1, 1994. From commencement until August 2, 1991, this fund (formerly Limited Term Portfolio of the Zweig Tax-Free Fund, Inc.) was managed by Zweig/Glaser Advisors. Effective August 2, 1991, the Fund is being managed by MIMI with the same investment objectives.

     MACKENZIE NATIONAL MUNICIPAL FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through June 30, 1996, assuming the maximum 4.75% sales charge has been assessed.

                                                       SINCE
                        ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A             (0.28)%    30.64%        63.48%
          Class B             (1.12)%    N/A[**]        6.16%

     The following table summarizes the calculation of Cumulative Total Return for the periods indicated through June 30, 1996, assuming the maximum 4.75% sales charge has not been assessed.

                                                       SINCE
                        ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A              4.69%    37.15%         71.63%
          Class B              3.88%    N/A[**]        11.16%

          ___________________________

          [*] The inception date for Mackenzie National Municipal Fund (and the Class A shares of the Fund) was April 15, 1988; the inception date for Class B shares of the Fund was April 1, 1994.

          [**] No Class B shares were outstanding for the duration of the time period indicated.

     MACKENZIE CALIFORNIA MUNICIPAL FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through June 30, 1996, assuming the maximum 4.75% sales charge has been assessed.

                                                  SINCE
                         ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A         0.51%    31.74%          69.21%
          Class B        (0.30)%   N/A[**]          7.21%

     The following table summarizes the calculation of Cumulative Total Return for the periods indicated through June 30, 1996, assuming the maximum 4.75% sales charge has not been assessed.

                                                  SINCE
                         ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A        5.52%     38.31%         77.65%
          Class B        4.70%     N/A[**]        12.21%

          ___________________________

          [*] The inception date for Mackenzie California Municipal Fund (and the Class A shares of the Fund) was April 15, 1988; the inception date for Class B shares of the Fund was April 1, 1994.

          [**] No Class B shares were outstanding for the duration of the time period indicated.

     MACKENZIE NEW YORK MUNICIPAL FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through June 30, 1996, assuming the maximum 4.75% sales charge has been assessed.

                                                  SINCE
                         ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A         0.12%    34.16%          67.18%
          Class B        (0.63)%   N/A[**]          7.04%

     The following table summarizes the calculation of Cumulative Total Return for the periods indicated through June 30, 1996, assuming the maximum 4.75% sales charge has not been assessed.

                                                  SINCE
                         ONE YEAR  FIVE YEARS     INCEPTION[*]

          Class A        5.11%     40.85%         75.52%
          Class B        4.37%      N/A[**]       12.04%

          ___________________________

          [*] The inception date for Mackenzie New York Municipal Fund (and the Class A shares of the Fund) was April 15, 1988; the inception date for Class B shares of the Fund was April 1, 1994.

          [**] No Class B shares were outstanding for the duration of the time period indicated.


     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

     Performance quotations for a Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of a Fund's shares and the risks associated with a Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

     The Funds may also cite endorsements or use for comparison their performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter Nelson's Director of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                           FINANCIAL STATEMENTS

     The Funds' Portfolios of Investments as of June 30, 1996, Statements of Assets and Liabilities as of June 30, 1996, Statements of Operations for the fiscal year ended June 30, 1996, Statements of Changes in Net Assets for the fiscal year ended June 30, 1996 and the fiscal year ended June 30, 1995, Financial Highlights, Notes to Financial Statements, and Reports of Independent Accountants are included in each Fund's June 30, 1996 Annual Report to Shareholders, which is incorporated by reference into this SAI. Copies of the Funds' financial statements may be obtained upon request and without charge from MIMI at the address and telephone number provided on the cover of this SAI.

                                      APPENDIX A
         DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
        MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND,
            COMMERCIAL PAPER AND MUNICIPAL OBLIGATIONS RATINGS

[From "Moody's Bond Record," November 1994 Issue (Moody's Investor Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1994 Issue (McGraw Hill, New York, 1994).]

     (a)  MOODY'S:

     CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds rated Baa by Moody's are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated Caa are of poor standing.   Such issues may be in
default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative- type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue.

     (b)  S&P:

     CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt rated AAA by S&P is considered by S&P to be the highest grade obligation. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Commercial paper rated A by S&P has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least one additional channel of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and
quality of management should be unquestioned.   Issues rated A are further
referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. For example, the A-1 designation indicates that the degree of safety regarding timely payment of debt is strong.

     Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment.

II.  MUNICIPAL OBLIGATIONS RATINGS

     (a)  MOODY'S:

                                    Aaa

     Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                     A

     Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                    Baa

     Bonds rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's letter ratings may be modified by the addition of a numerical modifier, which is used to show relative standing within the major rating categories, except in the Aaa grade.

     MIG Ratings: Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of the major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     VMIG Ratings: A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

                               MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                               MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                               MIG 3/VMIG 3

     This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                               MIG 4/VMIG 4

     This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     (b)  S&P:

     S&P's Municipal Bond Ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighted in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

     Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, Federal or State guaranty, or the automatic withholding and use of State aid to pay the defaulted debt service.

                                    AAA

     PRIME -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

     GENERAL OBLIGATION BONDS -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

     REVENUE BONDS -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

                                     AA

     HIGH GRADE -- The investment characteristics of general obligation and revenue bonds in this group differ in only small degrees from those of the prime quality issues. Bonds rated "AA" have the second strongest capacity for payment of debt service.

     GOOD GRADE -- Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

     GENERAL OBLIGATION BONDS -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     REVENUE BONDS -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                    BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

                                    SP-1

     These notes show a very strong or strong capacity to pay principal and interest. Those issues with overwhelming safety characteristics will be given a plus (+) designation.

     These notes show a satisfactory capacity to pay principal and interest.

                                APPENDIX B
                       TAX-EXEMPT VS. TAXABLE INCOME


MACKENZIE NATIONAL MUNICIPAL FUND, MACKENZIE LIMITED TERM
MUNICIPAL FUND

The following table illustrates the approximate taxable yields for individuals that are equivalent to various tax-exempt yields, based upon 1996 Federal income tax rates. The table illustrates the approximate yield you would have to earn on taxable investments to equal a given tax-exempt yield in your income tax bracket. Locate your taxable income, then locate your tax bracket based on joint or single tax return filing. Read across to find the approximate equivalent taxable yield you would need to match a given tax-exempt yield.
There is, of course, no assurance that an investment in a Fund will result in the realization of any particular return.

1996[*]

                                      INCOME
                                      TAX
TAXABLE INCOME                        BRACKET   TAX-EXEMPT YIELD OF:

Joint         Single                            5%       6%      7%
Return        Return

$0-40,100     $0-24,000               15%       5.88%    7.06%   8.24%

$40,101-      $24,001-                28%       6.94     8.33    9.72
96,900        58,150

$96,901-      $58,151-                31%       7.25     8.70   10.14
147,700       121,300

$147,701-     $121,301-               36%       7.81     9.38   10.94
263,750       263,750

Over          Over                    39.6%     8.28     9.93   11.59
$263,750      $263,750

                                      INCOME
                                      TAX
TAXABLE INCOME                        BRACKET   TAX-EXEMPT YIELD OF:

Joint         Single                            8%       9%     10%
Return        Return

$0-40,100     $0-24,000               15%       9.41%   10.59%  11.76%

$40,101-      $24,001-                28       11.11    12.50   13.89
96,900        58,150

$96,901-      $58,151-                31       11.59    13.04   14.49
147,700       121,300

$147,701-     $121,301-               36       12.50    14.06   15.63
263,750       263,750

Over          Over                    39.6     13.25    14.90   16.56
$263,750      $263,750

                                      INCOME
                                      TAX       TAX-EXEMPT
TAXABLE INCOME                        BRACKET   YIELD OF:
Joint         Single                            11%      12%
Return        Return


$0-40,100     $0-24,000               15%       12.94%   14.12%

$40,101-      $24,001-                28        15.28    16.67
96,900        58,150

$96,901-      $58,151-                31        15.94    17.39
147,700       121,300

$147,701-     $121,301-               36        17.19    18.75
263,750       263,750

Over          Over                    39.6      18.21    19.87
$263,750      $263,750

          [*] This table does not purport to deal with a shareholder's particular situation. Shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of an investment in a Fund. This table does not take into account any taxes other than the regular Federal income tax. This table reflects certain assumptions, including: (i) the Federal alternative minimum tax is not applicable, and (ii) a shareholder has no net capital gain for the taxable year. Depending upon the circumstances, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate. This can be attributable to a variety of factors, including the phase out of personal exemptions and the reduction of certain itemized deductions for taxpayers whose adjusted gross incomes exceed specified thresholds.

MACKENZIE CALIFORNIA MUNICIPAL FUND

The following table illustrates the approximate taxable yields for individuals that are equivalent to various tax-exempt yields, based upon combined 1996 Federal and California income tax rates. For cases in which two or more state or Federal brackets fall within a bracket shown, the highest state bracket is combined with the highest Federal bracket. The combined Federal and California income tax brackets shown reflect the fact that state income taxes are currently deductible as an itemized deduction for Federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing this table). The table illustrates the approximate yield you would have to earn on taxable investments to equal a given tax-exempt yield in your income tax bracket.
Locate your taxable income, then locate your tax bracket based on joint or single tax return filing. Read across to find the approximate equivalent taxable yield you would need to match a given tax-exempt yield. There is, of course, no assurance that an investment in a Fund will result in the realization of any particular return.

1996[*]
                           INCOME
                           TAX
TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD OF:

Joint         Single                 5%       6%      7%
Return        Return

$0-40,100     $0-24,000    20.10%    6.26%    7.51%   8.76%

$40,101-      $24,001-     34.70     7.66     9.19    10.72
96,900        58,150

$96,901-      $58,151-     37.42     7.99     9.59    11.19
147,700       111,695


$147,701-     $111,696-    42.40     8.68     10.42   12.15
263,750       223,390

Over          Over         46.24     9.30     11.16   13.02            $263,750
    $223,390

                           INCOME
                           TAX
TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD OF:

Joint         Single                 8%       9%      10%
Return        Return


$0-40,100     $0-24,000    20.10%    10.01%   11.26%  12.52%

$30,101-      $24,001-     34.70     12.25    13.78   15.31
96,900        58,150

$96,901-      $58,151-     37.42     12.78    14.38   15.98
147,700       111,695

$147,701-     $111,696-    42.40     13.89    15.63   17.36
263,750       223,390

Over          Over         46.24     14.88    16.74   18.60
$263,750      $223,390

                           INCOME
                           TAX       TAX-EXEMPT
TAXABLE INCOME             BRACKET   YIELD OF:
Joint         Single                 11%      12%
Return        Return

$0-40,100     $0-24,000    20.10%    13.77%   15.02%

$30,101-      $24,001-     34.70     16.85    18.38
96,900        58,150

$96,901-      $58,151-     37.42     17.58    19.18
147,700       111,695

$147,701-     $111,696-    42.40     19.31    21.07
263,750       223,390

Over          Over         46.24     20.46    22.32
$263,750      $223,390

          [*] This table does not purport to deal with a shareholder's particular situation. Shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of an investment in a Fund. This table does not take into account any taxes other than the regular Federal income tax and the regular California personal income tax. This table reflects certain assumptions, including: (i) there are no Federal or California minimum taxes applicable, and (ii) a shareholder has no net capital gain for the taxable year. In addition, this table does not reflect the fact that a shareholder's taxable income for Federal income tax purposes may not be the same as the shareholder's taxable income for California personal income tax purposes. Depending upon the circumstances, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate. This can be attributable to a variety of factors, including the Federal phase out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross incomes exceed specified thresholds.

MACKENZIE NEW YORK MUNICIPAL FUND

The following tables illustrate the approximate taxable yields for individuals that are equivalent to various tax-exempt yields, based upon, in the case of the first table, 1996 combined Federal and New York State income tax rates and, in the case of the second table, 1996 combined Federal, New York State and New York City income tax rates. For cases in which two or more state (or city) brackets fall within a Federal bracket, the highest state (or city) bracket is combined with the Federal bracket. The combined income tax brackets shown reflect the fact that city and state income taxes are currently deductible as an itemized deduction for Federal tax purposes (however, a taxpayer's itemized deductions may be subject to an overall limitation, the effect of which has not been taken into account in preparing these tables). The tables illustrate the approximate yield you would have to earn on taxable investments to equal a given tax-exempt yield in your income tax bracket. Locate your taxable income, then locate your tax bracket based on joint or single tax return filing. Read across to find the approximate equivalent taxable yield you would need to match a given tax-exempt yield. There is, of course, no assurance that an investment in a Fund will result in the realization of any particular return.

NEW YORK STATE

1996[*]
                           INCOME
                           TAX
TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD OF:

Joint         Single                 5%       6%      7%
Return        Return

$0-40,100     $0-24,000    21.06%    6.33%    7.60%   8.87%

$40,101-      $24,001-     33.13     7.48     8.97   10.47
96,900        58,150

$96,901-      $58,151-     35.92     7.80     9.36   10.92
147,700       121,300

$147,701-     $121,301-    40.56     8.41    10.09   11.78
263,750       263,750

Over          Over         43.90     8.91    10.70   12.48
$263,750      $263,750

                           INCOME
                           TAX
TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD OF:

Joint         Single                  8%       9%     10%
Return        Return

$0-40,100     $0-24,000    21.06%    10.13%   11.40%  12.67%

$40,101-      $24,001-     33.13     11.96    13.46   14.95
96,900        58,150

$96,901-      $58,151-     35.92     12.48    14.04   15.61
147,700       121,300

$147,701-     $121,301-    40.56     13.46    15.14   16.82
263,750       263,750

Over          Over         43.90     14.26    16.04   17.83
$263,750      $263,750


                           INCOME
                           TAX       TAX-EXEMPT
TAXABLE INCOME             BRACKET   YIELD OF:

Joint         Single                 11%      12%
Return        Return

$0-40,100     $0-24,000    21.06%    13.93%   15.20%

$40,101-      $24,001-     33.13     16.45    17.95
96,900        58,150

$96,901-      $58,151-     35.92     17.17    18.73
147,700       121,300

$147,701-     $121,301-    40.56     18.51    20.19
263,750       263,750

Over          Over         43.90     19.61    21.39
$263,750      $263,750

          [*] This table does not purport to deal with a shareholder's particular situation. Shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of an investment in a Fund. This table does not take into account: (i) any taxes other than the regular Federal income tax and the regular New York State personal income tax,
or (ii) the New York State tax table benefit recapture tax.   This table
reflects certain assumptions, including: (i) there are no Federal or New York State minimum taxes applicable, and (ii) a shareholder has no net capital gain for the taxable year. In addition, this table does not reflect the fact that a shareholder's taxable income for Federal income tax purposes may not be the same as the shareholder's taxable income for New York State income tax purposes. Depending upon the circumstances, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate. This can be attributable to a variety of factors, including the Federal phase out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross incomes exceed specified thresholds.

NEW YORK STATE AND CITY

1996[*]
                           INCOME
                           TAX
TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD OF:

Joint         Single                 5%       6%       7%
Return        Return

$0-40,100     $0-24,000    24.79%    6.65%    7.98%    9.31%

$40,101-      $24,001-     36.30     7.85     9.42    10.99
96,900        50,000

$96,901-      $50,001-     39.00     8.20     9.84    11.48
147,700       121,300

$147,701-     $121,301-    43.42     8.84     10.60   12.37
263,750       263,750

Over          Over         46.60     9.36     11.24   13.11
$263,750      $263,750

                           INCOME
                           TAX
TAXABLE INCOME             BRACKET   TAX-EXEMPT YIELD OF:

Joint         Single                 8%       9%      10%
Return        Return

$0-40,100     $0-24,000    24.79%    10.64%   11.97%  13.30%

$40,001-      $24,001-     36.30     12.56    14.13   15.70
96,900        50,000

96,901-       50,001-      39.00     13.11    14.75   16.39
147,700       121,300

$147,701-     $121,301-    43.42     14.14    15.91   17.67
263,750       263,750

Over          Over         46.60     14.98    16.85   18.73
$263,750      $263,750

                           INCOME
                           TAX       TAX-EXEMPT
TAXABLE INCOME             BRACKET   YIELD OF:

Joint         Single                 11%      12%
Return        Return

$0-40,100     $0-24,000    24.79%    14.63%   15.96%

$39,001-      $24,001-     36.30     17.27    18.84
96,900        50,000

$96,901-      $50,001-     39.00     18.03    19.67
147,700       121,300

$147,701-     $121,301-    43.42     19.44    21.21
263,750       263,750

Over          Over         46.60     20.60    22.47
$263,750      $263,750

          [*] This table does not purport to deal with a shareholder's particular situation. Shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of an investment in a Fund. This table does not take into account: (i) any taxes other than the regular Federal income tax, the regular New York State personal income tax, and the regular New York City personal income tax (including the temporary tax surcharge and the additional tax), or (ii) the New York State tax table
               benefit recapture tax.   This table reflects certain
               assumptions, including: (i) there are no Federal, state, or city minimum taxes applicable, and (ii) a shareholder has no net capital gain for the taxable year. In addition, this table does not reflect the fact that a shareholder's taxable income for Federal income tax purposes may not be the same as the shareholder's taxable income for state and city tax purposes. Depending upon the circumstances, a shareholder's effective marginal tax rate may differ from his or her tax bracket rate. This can be attributable to a variety of factors, including the Federal phase out of personal exemptions and reduction of certain itemized deductions for taxpayers whose adjusted gross incomes exceed specified thresholds.

ANNUAL REPORT-THORNBURG INTERMEDIATE NATIONAL


                             Thornburg Intermediate

                                Municipal Fund



                             Thornburg          Thornburg          Thornburg

                           Intermediate       Intermediate       Intermediate
                          Municipal Fund     Municipal Fund     Municipal Fund
                             A Shares           C Shares           I Shares

SEC Yield                      4.62%              4.39%              5.10%

Taxable Equiv. Yields          7.65%              7.27%              8.44%
NAV                           $13.23             $13.24             $13.23
Max. Offering Price           $13.71             $13.24             $13.23



1 Year                         1.94%              5.14%               NA

5 Year                         6.77%               NA                 NA

Since Inception                6.86%              6.08%              3.11%*
(Inception Date)             (7/22/91)          (9/1/94)            (7/5/96)

                                * Not annualized.

      Taxable equivalent yields assume a 39.6% marginal federal tax rate.

      The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

      Maximum sales charge of the Fund's Class A Shares is 3.50%.

      The data quoted represent past performance and may not be construed as a guarantee of future results.


l e t t e r  t o  s h a r e h o l d e r s

119 East Marcy Street, Santa Fe, New Mexico 87501 l (505) 984-0200

                                                November 6, 1996
Dear Fellow Shareholder:

I am pleased to present the Annual Report for the National Portfolio of
Thornburg Intermediate Municipal Fund for the fiscal year ending September 30, 1996. The net asset value of the A shares increased 5 cents per share to $13.23 during the year. If you were with us for the entire period, you received dividends of 67.7 cents per share. If you reinvested your dividends, you received 69 cents per share. Investors who owned C Shares received dividends of
62.5 and 63.9 cents per share, respectively.

Your Thornburg Intermediate Municipal Fund portfolio currently holds over 240 municipal obligations from 43 states and 2 U.S. Territories. Approximately 76% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the coming years. Today, your fund's weighted average maturity is approximately 7.4 years, and we always keep it below 10 years. Percentages of the portfolio maturing in the coming years are summarized below:

         % of portfolio maturing within       Cumulative % maturing by end of

                       2 years = 10%                 year 2= 10%
                 2 to 4 years =   7%                 year 4= 17%
                  4 to 6 years = 16%                 year 6= 33%
                  6 to 8 years = 24%                 year 8= 57%
                 8 to 10 years = 21%                year 10= 78%
                10 to 12 years = 13%                year 12= 91%
               12 to 14 years =   7%                year 14= 98%
               14 to 16 years =   1%                year 16= 99%

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform well in varying interest rate environments. For instance, the A shares of Intermediate Municipal Fund received "A" letter grades for one, three, and five year performance relative to other intermediate maturity municipal bond funds through September 30, 1996.* These rankings, which were published in The Wall Street Journal, reflect total returns in the top 20% of all short term municipal bond funds for those periods. Your fund has also earned Morningstar's coveted 5 star rating.**

I believe that a laddered portfolio of municipal bonds such as yours can usually outperform a single municipal bond investment, and that it can offer the additional benefits of convenience, diversification and more favorable balance of price risk and reinvestment risk. It is not possible to measure every individual bond from every conceivable starting and ending date against your fund, however, it is possible to make some comparison. On October 1, 1991, a representative yield for a $1 million (or more) block of a AA rated municipal bonds maturing on October 1, 2001 was 6.00%, according to Delphis Hanover Corporation. Let's assume an investor purchased such a bond at that time, and then sold it with no transaction cost at Delphis Hanover's market yield of 4.65% on September 30, 1996, this investor's average annual total return from that bond would have been 6.52%, assuming reinvestment of the 1992 to 1996 interest payments at prevailing money market rates. Your average annual total return on a purchase of up to $50,000 of your Thornburg Intermediate Municipal Fund was 6.77% for the 5 year period ended September 30, 1996. Your fund return was higher if you made a larger quantity purchase. Of course, past performance is no guarantee of future results and returns may be higher or lower in the future.

Many municipal bonds issued between 1985 and 1990 have been paid off this year. Money to pay off other bonds prior to maturity already has been raised. You may own municipal bonds or unit trusts which are being redeemed. Your investment in
Thornburg Intermediate Municipal Fund will not be redeemed until you sell it. Please remember that you can easily add to your investment each month by authorizing a simple, automatic transfer from your checking account.

Americans have been net sellers of individual municipal and U.S. government bonds this year, while simultaneously increasing investments in foreign bonds, U.S. stocks and money market funds. Meanwhile, foreign investors have been supporting the U.S. bond market for about two years. I suppose the grass sometimes appears greener on the other side of the ocean. We like it here at home, but we have positioned your bond portfolio conservatively so as to be able to react quickly to change and take advantage of any opportunities that arise.

Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,




Brian J. McMahon
Managing Director



*Source: The Wall Street Journal, October 4, 1996. Performance data are supplied by Lipper Analytical Services, Inc., and reflect performance for the 1, 3, and
5
year periods ending September 30, 1996. An "A" ranking reflects total returns in the top 20% of all funds within the short term municipal objective, as defined by The Wall Street Journal. The average maturity and average quality of the funds within the short municipal objective may differ. At September 30, 1996, 121, 96, and 32 intermediate municipal funds reported 1-year, 3-year, and 5-year total returns, respectively. Performance calculations used to obtain these rankings assume deduction of all expenses and reinvestment of all distributions, but do not include the effect of any sales charge on total return. A portion of the Fund's income may be subject to the federal alternative minimum tax.

**Morningstar propriety rating reflects historical risk adjusted performance as of 9/30/96. Ratings are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five star (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten year average annual returns and a risk factor that reflects fund performance relative to three month Treasury bill returns. 10% of the funds in an investment category receive five stars, 22.5% receive four stars. THIMX is ranked 4-Stars for the 3 year period and 5-Stars for the 5 year period ending 9/30/96. At 9/30/96, there were 324 bond funds with 3-year ratings, 192 bond funds with 5-year ratings in Morningstar's Municipal National category.

s t a t e m e n t  o f  a s s e t s  a n d  l i a b i l i t i e s

Thornburg Intermediate Municipal Fund
September 30, 1996

ASSETS

Investments, at value (cost $238,961,028)                  $250,385,711
Cash                                                             99,254
Interest receivable                                           4,437,392
Receivable for fund shares sold                                 361,047
Prepaid expenses and other assets                                52,486

                              TOTAL ASSETS                  255,335,890
LIABILITIES

Payable for fund shares redeemed                                177,157
Accounts payable and accrued expenses                           242,249
Payable to investment adviser                                   106,915
Dividends payable                                               407,700

                              TOTAL LIABILITIES                 934,021

NET ASSETS                                                 $254,401,869

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($246,127,703 applicable to 18,610,208 shares of
 beneficial interest outstanding)                                $13.23

Maximum sales charge, 3.50% of offering
price (3.63% of net asset value per share)                          .48

                             Maximum Offering Price Per Share    $13.71

Class C Shares:
Net asset value and offering price per share *
($7,585,554 applicable to 572,818 shares of
 beneficial interest outstanding)                                $13.24

Class I Shares:
Net asset value, offering and redemption price per share
($688,612 applicable to 52,065 shares of
 beneficial interest outstanding)                                $13.23

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.



s t a t e m e n t  o f   o p e r a t i o n s

Thornburg Intermediate Municipal Fund
Year Ended September 30, 1996

INVESTMENT INCOME
Interest income (net of premium amortized
  of $481,760)                                            $14,948,893

EXPENSES
Investment advisory fees (Note 3)                           1,446,809
Administration fees (Note 3)
  Class A Shares                                               76,163
  Class C Shares                                                2,250
  Class I Shares                                                   57
Distribution and service fees (Note 3)
  Class A Shares                                              595,596
  Class C Shares                                               34,228
Transfer agent fees                                           200,476
Custodian fees                                                171,003
Registration and filing fees                                   58,600
Professional fees                                              52,300
Accounting fees                                                26,225
Other expenses                                                 52,460

   TOTAL EXPENSES                                           2,716,167
Less:
  Expenses reimbursed by investment adviser (Note 3)         (253,119)
   NET EXPENSES                                             2,463,048

   NET INVESTMENT INCOME                                   12,485,845

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments sold                        (192,091)
Increase in unrealized appreciation of investments            864,925
  NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS                                        672,834
  NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $13,158,679

See notes to financial statements.



s t a t e m e n t s  o f  c h a n g e s  i n  n e t  a s s e t s

Thornburg Intermediate Municipal Fund







INCREASE (DECREASE) IN                             Year Ended September 30,
NET ASSETS FROM:
                                                        1996              1995
OPERATIONS:
Net investment income                          $  12,485,845     $  11,466,564
Net realized loss on investments sold               (192,091)       (2,097,030)
Increase in unrealized
appreciation of investments                          864,925         9,826,700

   NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                      13,158,679        19,196,234
DIVIDENDS TO SHAREHOLDERS:
From net investment income
   Class A Shares                                (12,209,780)      (11,325,918)
   Class B Shares                                       --             (49,201)
   Class C Shares                                   (269,786)          (91,445)
   Class I Shares                                     (6,279)             --

FUND SHARE TRANSACTIONS - (Note 4)
   Class A Shares                                 17,593,230        12,586,727
   Class B Shares                                       --            (373,244)
   Class C Shares                                  3,572,380         3,739,329
   Class I Shares                                    681,348              --

NET INCREASE IN NET ASSETS                        22,519,792        23,682,482

NET ASSETS:

Beginning of year                                231,882,077       208,199,595
End of year                                    $ 254,401,869     $ 231,882,077
See notes to financial statements.


n o t e s  t o  f i n a n c i a l  s t a t e m e n t s

Thornburg Intermediate Municipal Fund

Note 1 - ORGANIZATION

Thornburg Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust", formerly known as Thornburg Income Trust). The Trust is organized as a Massachusetts business trust under a Declaration of
Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing five series of shares of beneficial interest in addition to those of the Fund: Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund and Thornburg Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C and Institutional Class (Class I) shares. The Fund no longer offers Class B shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but were subject to a contingent deferred sales charge upon redemption, and bore both a service fee and a distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes have different reinvestment privileges. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to distribution fees, administrative fees and transfer agent expenses.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:

Valuation of Investments:  In determining net asset value,  the Fund utilizes an
independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Fund under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the year ended September 30, 1996 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes.

When-Issued and Delayed Delivery Transactions:
The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis.

Deferred Expenses: Organizational expenses were deferred and were amortized on a straight-line basis over a 60-month period. Use of

Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


Note 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ending September 30, 1996, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of
1% of the average daily net assets of the Fund. Effective July 1, 1996, the Fund entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares.

In the event normal operating expenses of the Fund, exclusive of brokerage commissions, taxes, interest, and extraordinary expenses, exceed the limits prescribed by any state in which the Fund's shares are qualified for sale, the Adviser will reimburse the Fund for such excess. No such reimbursement was required as a result of this limitation. For the year ended September 30, 1996, the Adviser voluntarily reimbursed certain operating expenses amounting to
$253,119.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 1996, the Distributor earned commissions aggregating $75,160 from the sale of Class A shares and collected contingent deferred sales charges aggregating $1,579 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan,  under Rule 12b-1 of the  Investment  Company Act of
1940,  the Fund may  reimburse  to the Adviser an amount not to exceed .25 of
1%
per annum of the Fund's  average net assets for payments  made by the Adviser to
securities   dealers  and  other   financial   institutions  to  obtain  various
shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

The Fund has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund's Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to
Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 1996, are set forth in the statement of operations.

Certain officers and trustees of the Fund are also officers and/or directors of the Adviser and Distributor.

Thornburg Intermediate Municipal Fund

Note 4 - SHARES OF BENEFICIAL INTEREST:

At September 30, 1996, there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $246,473,508. Transactions in shares of beneficial interest were as follows:

                                  Year Ended                    Year Ended
                              September 30, 1996             September 30, 1995
-
-------------------------------------------------------------------------------

Class A Shares             Shares        Amount         Shares      Amount
Shares sold                3,206,323  $42,461,497     3,708,074    $47,585,636
Shares issued to shareholders
      in reinvestment of
      distributions          538,669    7,136,992       517,151      6,647,686
Shares repurchased        (2,423,428) (32,005,259)   (3,260,168)   (41,646,595)

Net Increase               1,321,564  $17,593,230       965,057    $12,586,727

Class B Shares
Shares sold                       --           --       192,283      2,493,530
Shares issued to shareholders
      in reinvestment of
      distributions               --           --         2,430         31,469
Shares repurchased                --           --      (221,608)    (2,898,243)

Net Decrease                      --           --       (26,895)     ($373,244)

Class C Shares
Shares sold                  352,952   $4,676,873       309,465     $3,963,617
Shares issued to shareholders
      in reinvestment of
      distributions           15,345      202,966         5,497         71,325
Shares repurchased           (98,650)  (1,307,459)      (22,700)      (295,613)

Net Increase                 269,647   $3,572,380       292,262     $3,739,329

Class I Shares *
Shares sold                   51,632     $675,632            --            --
Shares issued to sharehol
      in reinvestment of
      distributions              433        5,716            --            --
Shares repurchased                --           --            --            --

Net Increase                  52,065     $681,348            --            --

* Sales of Class I shares commenced on July 5, 1996


Note 5 - SECURITIES TRANSACTIONS

For the year ended September 30, 1996, the Fund had purchase and sale transactions (excluding short-term securities) of $49,825,487 and $30,160,059, respectively.

The cost of investments for Federal income tax purposes is the same. At September, 1996, net unrealized appreciation of investments was $11,424,683, resulting from $11,844,964 gross unrealized appreciation and $420,281 gross unrealized depreciation.

Accumulated net realized losses from securities transactions included in net assets at September 30, 1996 aggregated $3,496,321.

For Federal income tax purposes the Fund has realized capital loss carryforwards of $3,496,321 as of September 30, 1996 available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: September 30, 2002 - $1,207,200, September 30, 2003 - $2,097,030, and September 30, 2004
-
$192,091.




f i n a n c i a l   h i g h l i g h t s

Thornburg Intermediate Municipal Fund

Per share operating performance
(for a share outstanding
throughout the period)
                                            Year Ended September 30,
                                    1996     1995    1994     1993     1992
-
-------------------------------------------------------------------------------
Class of Shares:                      A        A        A       A        A

Net asset value, beginning of year  $13.18   $12.73  $13.47   $12.59   $12.11
Income from investment operations:
Net investment income                  .68      .68     .67      .71      .78
Net realized and unrealized
    gain (loss) on investments         .05      .45    (.72)     .88      .48
Total from investment operations       .73     1.13    (.05)    1.59     1.26
Less distributions from:
    Net investment income             (.68)    (.68)   (.67)    (.71)    (.78)
    Realized capital gains              --       --    (.02)      --      --
Change in net asset value              .05      .45    (.74)     .88      .48

Net asset value, end of year        $13.23   $13.18  $12.73   $13.47   $12.59

Total return (a)                      5.64%   9.16%  (.38%)   13.01%  10.76%

Ratios/Supplemental Data Ratios to
   Net investment income              5.12%   5.31%   5.23%     5.37%   6.15%
   Expenses, after expense reducts    1.00%   1.00%    .95%   .70%       .48%
   Expenses, before expense reducts   1.09%   1.08%   1.05%     1.06%   1.19%

Portfolio turnover rate              12.64%  32.20%  27.37%    14.29%  46.15%
Net assets
    at end of year (000)          $246,128 $227,881 $207,718  $182,319  $81,428

(a) Sales loads are not reflected in.

Per share operating performance
(for a share outstanding
throughout the period)                                           Period from
                                          Year Ended           September 1, (a)
                                         September 30,         to September 30,
                                      1996             1995             1994

Class of Shares:                   C      I**      B*        C       B       C


Net asset value, beg of period  $13.20   $13.00   $12.73  $12.73  $12.91 $12.91
Income from investment ops:
Net investment income              .63     .17       .59     .60    .05     .05
Net realized and unrealize
    gain (loss) on investments     .04     .23       .40     .47   (.18)   (.18)
Total from investment ops          .67     .40       .99    1.07   (.13)   (.13)
Less distributions from:
    Net investment income         (.63)   (.17)     (.59)   (.60)  (.05)   (.05)
Change in net asset value          .04     .23       .40     .47   (.18)   (.18)

Net asset value, end of period  $13.24  $13.23    $13.13  $13.20  $12.73  $12.73

Total return (b)                  5.14%   3.11%     8.30%   8.60% (.99%)  (.97%)

Ratios/Supplemental Data Ratios to
 Net investment income            4.73%  5.49%(c) 4.59%  4.62% 4.57%(c) 4.51%(c)
 Expenses, after expense reducts  1.40%   .70%(c) 1.65%  1.66% 1.70%(c) 1.76%(c)
 Expenses, before expense reducts 1.97%  6.10%(c) 2.86%  2.35% 1.70%(c) 1.76%(c)
Portfolio turnover rate          12.64%  12.64%  32.20%  32.20%  27.37%  27.37%
Net assets
    at end of period (000)      $7,586    $689     $0    $4,001   $342    $139



s c h e d u l e  o f   i n v e s t m e n t s

Thornburg Intermediate Municipal Fund
September 30, 1996 CUSIPS: Class A - 885-215-202,  Class C - 885-215-780 ,
Class I - 885-215-673  NASDAQ Symbols:  Class A - THIMX,  Class C - THMCX
(Proposed), Class I - THMIX (Proposed)

Principal                                                                                             Credit Rating+
Amount         Issuer-Description                                                                       Moody's/S&P       Value
Alabama        (1.47%)
$1,530,000     Alabama A & M University Housing & General Fee Revenue Series 1992, 6.20%
               due 11/1/05 (Living and Learning Center Project; Insured: MBIA)                             Aaa/AAA     $1,646,219
   250,000     Alabama Municipal Electric Authority Power Supply System Series 1991-A,
               6.50% due 9/1/05 (Insured: MBIA)                                                            Aaa/AAA        272,112
   750,000     Montgomery County Revenue, 7.00% due 4/1/07 (Human Resources Project)                          NR/A        822,780
   920,000     Pell County Industrial Development Board Revenue Series 1989-A, 7.75%
               due 9/1/04 (Shelby Creek Fabricators Project; LOC: Southtrust Bank)                           NR/NR        931,767
Alaska         (1.56%)
 1,000,000     Alaska Industrial Development & Export Authority Series 1991-A, 7.30% due 4/1/06               A/A-      1,069,080
 1,500,000     North Slope Borough Alaska General Obligation Capital Appreciation Series 1993-B,
               0% due 1/1/02 (Insured: MBIA)                                                               Aaa/AAA      1,146,645
 1,660,000     Seward Alaska Revenue, 7.375% due 10/1/07                                                     NR/NR      1,683,190
Arizona        (0.83%)
   500,000     Maricopa County Unified School District #89, Dysart School District
               General Obligation, 0% due 7/1/01 (Insured: FGIC)                                           Aaa/AAA        397,975
   880,000     Santa Cruz Valley Arizona School District Series 1994, 0% due 7/1/97 (Insured: FGIC)        Aaa/AAA        854,410
   880,000     Santa Cruz Valley Arizona School District Series 1994, 0% due 7/1/98 (Insured: FGIC)        Aaa/AAA        815,927
California     (15.26%)
   675,000     California Housing Finance Agency Revenue Series 1985-B, 9.875% due 2/1/17                    Aa/A+        704,126
   315,000     California Public Capital Improvements Financing Authority Joint Powers Agency
               Series E, 8.25% due 3/1/98 (Pooled Projects)                                                 Baa/NR        329,544
   625,000     California State Veterans Housing, 6.90% due 4/1/01                                           A1/A+        632,894
 4,500,000     California Statewide Community Development Authority Certificate of Participation,
               5.50% due 10/1/07 (Unihealth America Project; Insured: AMBAC)                               Aaa/AAA      4,550,940
 1,000,000     California Statewide Community Development Authority Series 1996-A, 6.00% due
               9/1/05 (San Gabriel Medical Center Project; Insured: California Health)                        NR/A      1,031,270
 1,740,000     Escondido Joint Powers Financing Authority Lease Revenue, 0% due 9/1/07
               (Center for the Arts Project; Insured: AMBAC)                                               Aaa/AAA        942,941
 8,095,000     Glendale Hospital Revenue Refunding Revenue, 7.75% due 1/1/09
               (Verdugo Hills Project; Insured: Industrial Indemnity)                                        NR/A+      9,116,103
 2,000,000     Orange County Refunding Recovery, 5.20% due 6/1/03 (Insured: MBIA)                          Aaa/AAA      2,042,780
 1,190,000     Orange County Refunding Recovery, 6.50% due 6/1/04 (Insured: MBIA)                          Aaa/AAA      1,308,012
 2,280,000     Orange County Refunding Recovery, 6.50% due 6/1/05 (Insured: MBIA)                          Aaa/AAA      2,509,596
   330,000     Orange County Airport Revenue, 8.00% 7/1/04 (John Wayne International Airport Project)        A1/A-        346,068
   770,000     Orange County Airport Revenue, 8.00% 7/1/04 (John Wayne International Airport Project)        A1/A-        796,480
   100,000     Orange County Transportation Authority Sales Tax Revenue, 5.50% due 2/15/01                   Aa/AA        103,324
 2,850,000     Orange County Special Financing Authority Teeter Plan Revenue Series E, 6.35%
               due 11/1/14, put 11/1/01 (LOC: Industrial Bank of Japan)                                      A1/A+      2,888,617
 1,500,000     Sacramento California Municipal Utility District Electric Revenue, 6.32%
               (variable rate) due 11/15/06 (Insured: FSA)                                                 Aaa/AAA      1,511,250
 1,925,000     San Diego Water Revenue Certificate of Participation, 6.25% due 5/1/04                       Aa/AA-      2,053,937
   500,000     San Diego County Water Authority Revenue & Refunding Series 1993-A,
               7.309% (variable rate) due 4/25/07 (Insured: FGIC)                                          Aaa/AAA        528,750
   365,000     San Francisco Downtown Parking Corporation Series 1993, 5.40% due 4/1/98                       A/NR        368,453
   380,000     San Francisco Downtown Parking Corporation Series 1993, 5.55% due 4/1/99                       A/NR        384,769
   405,000     San Francisco Downtown Parking Corporation Series 1993, 5.70% due 4/1/00                       A/NR        410,763
   425,000     San Francisco Downtown Parking Corporation Series 1993, 5.85% due 4/1/01                       A/NR        432,722
   145,000     San Marcos Certificate of Participation Series C, 0% due 8/15/05 (Escrowed to maturity)      NR/AAA         93,222
   740,000     San Marcos Certificate of Participation Series D, 0% due 9/2/05 (Escrowed to maturity)       NR/AAA        474,636
 1,310,000     San Marcos Public Facilities Authority Revenue Custom Receipts, 0% due 1/1/98
               (Escrowed to maturity)                                                                      Aaa/AAA      1,240,334
 1,310,000     San Marcos Public Facilities Authority Revenue Custom Receipts, 0% due 7/1/99
               (Escrowed to maturity)                                                                      Aaa/AAA      1,155,381
   700,000     Sulphur Springs School District General Obligation Series B, 5.60% due 3/1/04                  A/NR        728,819
   800,000     Sulphur Springs School District General Obligation Series B, 5.70% due 3/1/05                  A/NR        835,272
   450,000     Sunline Transit Agency Certificate of Participation Series A, 5.625% due 7/1/04                A/NR        458,874
   215,000     Sunline Transit Agency Certificate of Participation Series A, 5.75% due 7/1/05                 A/NR        228,650
Colorado       (3.27%)
   365,000     Colorado Student Obligation Auth. Revenue Series B, 6.55% due 12/1/02                          A/NR        385,958
   995,000     Colorado Student Obligation Auth. Student Loan Revenue Series B, 5.90% due 9/1/02              A/NR      1,020,373
 2,830,000     Larimer County, 8.45% due 12/15/05 (Poudre School District R1 Project)                         A/NR      3,523,209
 2,500,000     Mesa Valley School District Certificate of Participation Series B, 6.875% due 12/1/05
               (Insured: FSA)                                                                              Aaa/AAA      2,722,025
   510,000     Thornton Single Family Mortgage Revenue Series 1992-A, 8.05% due 8/1/09                        A/NR        544,935
Connecticut    (1.99%)
 3,000,000     Bristol Resource Recovery Facility Operating Committee - Solid Waste Revenue
               Refunding Series 1995, 6.125% due 7/1/03 (Ogden Martin at Bristol Project)                     A/NR      3,148,200
   535,000     Connecticut State Housing Revenue Series 1990-B1, 7.55% due 11/15/08
               (FHA/VA/ Private Mortgage Insurance)                                                          Aa/AA        542,918
   175,000     New Britain Senior Citizen Housing Development Mortgage Revenue Refunding
               Series A, 6.50% due 7/1/02 (Nathan Hale Apartments Project; Insured: FHA)                    NR/AAA        182,026
   500,000     Stratford General Obligation Series 1992, 7.15% pre-refunded 3/1/01 @ 102                     NR/A-        554,585
   500,000     Stratford General Obligation Series 1992, 7.20% pre-refunded 3/1/01 @ 102                     NR/A-        555,570
Delaware       (1.38%)
 3,235,000     Delaware Transportation Authority System Revenue, 6.25% due 7/1/04                            A1/AA      3,462,162
District of Col  (1.04%)
 1,000,000     District of Columbia General Obligation Series A, 5.75% due 6/1/03                             Ba/B        997,170
 1,000,000     District of Columbia Certificate of Participation Series 1993, 7.30% due 1/1/13               NR/B-      1,038,060
   235,000     District of Columbia Housing Finance Agency Mortgage Revenue Refunding
               Series 1992-D, 6.00% due 7/1/02 (Insured: MBIA)                                             Aaa/AAA        241,618
   300,000     District of Columbia Revenue, 0% due 2/15/02 (Assoc. of American Medical Colleges)           NR/AA-        207,582
   195,000     District of Columbia Revenue, 0% due 2/15/04 (Assoc. of American Medical Colleges)           NR/AA-        117,400
Florida        (2.36%)
   250,000     Cape Coral Special Assessment Water Improvement, 6.50% due 7/1/98 (Insured: MBIA)           Aaa/AAA        258,827
   250,000     Dade County Aviation Revenue, 7.20% due 10/1/00, refunding pending 10/1/96 @ 101               Aa/A        253,147
   240,000     Dade County Educational Facilities Revenue, 7.65% pre-refunded 4/1/00 @ 102
               (University of Miami Project; Insured: MBIA)                                                Aaa/AAA        268,687
 1,100,000     Duval County H.F.A. Multi Family Housing Revenue Series 1996,
               5.35% due 9/1/06 (St. Augustine Apartments Project)                                            NR/A      1,092,432
   160,000     Duval County HFA Series 94, 6.10% due 4/1/06 (GNMA Collateral)                              Aaa/AAA        162,954
   160,000     Duval County HFA Series 94, 6.10% due 10/1/06 (GNMA Collateral)                             Aaa/AAA        163,069
   250,000     Florida Housing Finance Agency Multifamily Housing Revenue Series 1995 D,
               5.10% due 4/1/13, put 4/1/02 (Park Colony Project; LOC: Mellon Bank)                          A+/A1        250,755
 1,000,000     Florida Housing Finance Agency Multifamily Housing Revenue Series 1983 G,
               5.35% due 12/1/05, mandatory put 6/1/00 (Insured: Connecticut General)                      Aaa/AAA      1,004,230
   320,000     Jacksonville Health Facilities Authority IDR, 7.55% due 12/1/07
               (National Benevolent Association Project)                                                 Baa1/BBB+        353,885
   100,000     Lee County Hospital Board Director's Revenue Series A, 5.70% due 4/1/01
               (Lee Memorial Hospital Project; Insured: MBIA)                                              Aaa/AAA        104,263
   400,000     Leon County Infrastructure Sales Surtax Revenue, 5.60% due 10/01/97
               (Criminal Detention Facilities Project; Insured: AMBAC)                                     Aaa/AAA        406,896
   150,000     Osceola County Health Facilities Revenue Series 1994, 5.75% due 5/1/04
               (Evangelical Lutheran Good Samaritan Project; Insured: AMBAC)                               Aaa/AAA        156,734
 1,400,000     Pinellas County Health Facilities Authority Series 1994-A, 5.75% due 8/1/01
               (Multi County Project; GNMA/FNMA Collateral)                                                 Aaa/NR      1,428,966
Georgia        (1.36%)
 2,700,000     De Kalb County Housing Authority Multifamily Housing Revenue, 3.85% due 6/15/25, put 10/7/96
               weekly demand note (Camden Brook Project; Insured: FNMA)                                    NR/A-1+      2,700,000
   195,000     Hinesville Leased Housing Corp. Rev., 6.05% due 1/15/98 (Regency Park Project)               NR/BBB        196,059
   500,000     Savannah Resource Recovery, 5.85% due 12/1/01 (Savannah Energy Systems Project)               A1/A+        519,110
Idaho          (.39%)
   955,000     Idaho Student Loan Series 1992B, 6.00% due 4/1/00                                             NR/NR        965,792
Illinois       (5.17%)
 1,930,000     Bedford Park Tax Increment Revenue Refunding Series 1993, 8.00% due 12/1/10                 NR/BBB-      2,302,799
   300,000     Central Lake County Joint Action Water Agency Series 1991, 0% due 5/1/05
               (Insured: MBIA)                                                                             Aaa/AAA        190,815
   500,000     Illinois Development Financing Authority, 7.125% due 3/15/07
               (Children's Home & Aid Society Project; LOC: American National Bank of Chicago)               NR/A+        538,410
 2,400,000     Illinois Development Financing Authority Debt Restructuring Revenue Series 1994,
               7.25% due 11/15/09 (East St. Louis Project)                                                   NR/A-      2,618,544
   500,000     Illinois HFA Revenue Refunding Series 1992, 7.00% due 1/1/07 (Mercy Hospital Project)       Baa1/A-        533,010
 1,000,000     Illinois HFA Revenue Refunding Series 1992, 7.00% due 7/1/02
               (Trinity Medical Center Project)                                                            Baa1/NR      1,024,170
 1,025,000     Illinois HFA Revenue Series B, 7.00% due 1/1/04 (Proctor Community Hospital Project)       Baa/BBB-      1,039,350
 1,525,000     Illinois State University Auxiliary Facilities System Revenue Series 1992,
               0% due 10/1/01 (Insured: MBIA)                                                              Aaa/AAA      1,193,496
   440,000     Rock Island Residential Mortgage Revenue, 7.70% due 9/1/08                                    Aa/NR        469,291
 3,000,000     Southern Illinois University Revenue Refunding Series A, 7.125% due 4/1/07                      A/A      3,036,690
Indiana        (2.41%)
   665,000     Danville Community Elementary School Building Corporation, 6.75% due 1/15/04                   NR/A        732,950
 1,000,000     Gary Building Corporation - Lake County First Mortgage Series 1994-B,
               8.25% due 7/1/10 (Sears Building Project)                                                     NR/NR      1,106,300
   255,000     Hamilton Heights Refunding Revenue, 6.60% due 1/1/08                                           NR/A        282,430
   700,000     Indiana Bond Bank Special Program Series 1991-F, 7.00% due 8/1/07                              NR/A        765,499
   445,000     Indiana State Housing Finance Authority Single Family Mortgage Revenue Series E-2,
               7.95% due 7/1/10                                                                              A2/AA        449,232
   740,000     Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/09                               Aa/AA-        355,156
 1,195,000     Lake Central Multi District School Building Mortgage Revenue Series 1992-B, 6.25%
               due 1/15/04                                                                                    NR/A      1,305,490
 1,000,000     Penn High School Building Corporation Series 1992, 6.00% due 6/15/03                           NR/A      1,048,760
Iowa           (1.57%)
 2,600,000     Iowa State Department General Services Certificate of Participation Series 1992,
               6.50% due 7/1/06 (Insured: AMBAC)                                                           Aaa/AAA      2,856,464
 1,000,000     Iowa Student Loan Revenue Series 1992-B, 6.65% due 3/1/03                                    Aa1/NR      1,087,320
Kentucky       (3.05%)
 1,000,000     Erlanger Kentucky Improvement Assessment, 7.375% due 8/1/10
               (Public Improvement '93 Project; LOC: PNC Bank of Ohio)                                       NR/NR      1,057,890
 2,160,000     Fulton County Industrial Building Revenue Series 1995, 7.20% due 2/1/03
               (H.I.S. Jeans of Kentucky Project; Guarantee: CHIC by H.I.S.)                                 NR/NR      2,194,409
 2,520,000     Fulton County Industrial Building Revenue Series 1995, 7.60% due 2/1/07
               (H.I.S. Jeans of Kentucky Project; Guarantee: CHIC by H.I.S.)                                 NR/NR      2,564,705
   605,000     Mt. Sterling League of Cities Funding Trust Lease Series A, 5.625% due 3/1/03
               (Investment Agreement w/ Transamerica Life; Guaranteed: Health Management Assoc.)             Aa/NR        616,211
 1,120,000     Paintsville First Mortgage Revenue Refunding Series 1991, 8.65% due 9/1/05
               (Paul B. Hall Medical Center Project)                                                         NR/NR      1,194,648
Louisiana      (3.52%)
   475,000     Calcasieu Parish Industrial Development Board Pollution Control Revenue, 7.80%
               due 12/1/05 (Cities Service Corporation Project)                                           Baa3/BBB        476,701
    47,489     East Baton Rouge Mortgage Financing Authority Purchase Revenue, 8.25% due 2/25/11
               (GNMA Collateralized)                                                                        NR/AAA         49,571
 7,500,000     Louisiana Public Facilities Authority Revenue Refinancing, 8.00% due 10/1/09
               (Schwegman Westside Expressway Project)                                                       NR/NR      8,292,150
Maine          (.22%)
   500,000     Maine Student Loan Revenue Refunding, 6.90% due 11/1/03                                        A/NR        542,115
Maryland       (.39%)
   935,000     Ann Arundel County Multifamily Housing Revenue, 7.45% due 12/1/24, put 12/1/03
               (Twin Coves Apartment Project; Hud Section 8)                                               NR/BBB+        980,778
Massachusetts  (3.24%)
   250,000     Boston General Obligation Series A, 7.60% pre-refunded 2/1/99 @ 102                           NR/A+        272,710
   415,000     Haverhill General Obligation Municipal Purpose Loan, 7.50% due 10/15/11                     Baa/BBB        458,380
   260,000     Holyoke General Obligation, 9.85% pre-refunded 11/1/97 @ 102                                 Aaa/NR        280,449
   600,000     Holyoke General Obligation School Project Loan Act of 1948, 7.35% due 8/1/02                 Baa/NR        663,840
 1,000,000     Holyoke General Obligation School Project Loan Act of 1948, 7.65% due 8/1/09                 Baa/NR      1,110,450
   100,000     Massachusetts Health and Education Facilities, 6.875% due 7/1/99
               (Charlton Hospital Project)                                                                    A/A-        104,730
 1,230,000     Massachusetts Industrial Finance Agency IDRB, 7.75% due 11/1/06, put 11/1/96
               (William F. Rogers, Jr. Project; LOC: Shawmut Bank)                                           NR/NR      1,235,732
 1,000,000     Massachusetts Industrial Financing Authority Revenue Refunding Series 1993-A,
               6.15% due 7/1/02 (Massachusetts Refusetech Project)                                        Baa1/BBB      1,026,380
 2,860,000     Massachusetts Housing Finance Authority Insured Rental Housing Series 1994-A,
               6.20% due 1/1/06 (Insured: AMBAC)                                                           Aaa/AAA      2,959,757
Michigan       (4.50%)
   455,000     Auburn Hills Economic Limited Obligation Revenue Refunding and Improvement,
               6.15% due 12/01/05 (Foamade Industries Project; LOC: Michigan National Bank)                  NR/NR        465,410
   500,000     Detroit Unlimited Tax General Obligation, 8.00% pre-refunded 4/1/01 @ 102                  Aaa*/BBB        575,255
 2,450,000     Flint Refunding Tax Increment General Obligation Fin Auth, 6.125% due 6/1/06                Baa/BBB      2,481,139
   965,000     Kent Hospital Finance Authority Revenue Refunding Series 1992, 6.20% due 11/1/02
               (Pinerest Christian Hospital Project; Insured: FGIC)                                        Aaa/AAA      1,037,636
   500,000     Michigan State Housing Redevelopment Authority Ltd. Obligation, 6.50% due 9/15/07
               (Greenwood Villa Project; Insured: FSA)                                                     Aaa/AAA        533,520
 1,000,000     Michigan State Housing Development Authority Rental Revenue, 3.60% due 4/1/04
               (Insured: AMBAC)                                                                            Aaa/AAA      1,000,000
 1,215,000     Michigan Strategic Fund Limited Obligation Refunding Revenue Series 1992, 6.25%
               due 8/15/04 (Environmental Research Institute Project)                                         NR/A      1,277,074
   895,000     Pontiac Stadium Building Authority Revenue, 6.60% due 3/1/00                                Baa/BBB        911,808
 1,530,000     Southfield Economic Development Corporation Refunding Revenue
               N.W. 12 Limited Partnership, 7.25% due 12/1/10                                                NR/NR      1,568,556
 1,025,000     Wayne County Building Authority Limited Tax General Obligation
               Series 1992-A, 7.80% pre-refunded 3/1/02 @ 102                                             Baa/AAA*      1,182,071
   225,000     Wayne County Downriver System Sewage Disposal Series A, 7.00% due 11/1/13                  Baa/BBB-        240,014
Minnesota      (.28%)
   695,000     Minneapolis Special School District Certificate of Participation, 5.40% due 2/1/01              A/A        699,365
Mississippi    (2.46%)
 3,300,000     Adams County Hospital Revenue Series 1991, 7.90% due 10/1/08
               (Jefferson Davis Memorial Hospital Project)                                                  Baa/NR      3,798,762
 1,000,000     Mississippi Higher Educational Authority Series C, 7.50% due 9/1/09                            A/NR      1,073,210
   200,000     Mississippi Hospital Equipment and Facilities Revenue Series A, 7.25% due 5/1/00
               (Baptist Medical Center Project; Insured: MBIA) (Escrowed to Maturity)                      Aaa/AAA        217,740
 1,000,000     Mississippi Hospital Equipment Revenue, 6.40% due 1/1/07
               (Rush Foundation Project; LOC: Connie Lee)                                                  Baa/AAA      1,079,310
Missouri       (1.43%)
   100,000     Jackson County Single Family Mortgage Revenue, 0% due 9/1/14                                   NR/A         13,393
   200,000     Missouri State Economic Development Export and Infrastructure Board MFHR
               Series 1991-A, 7.25% due 9/15/02 (Quality Hill Project; Insured: Asset Guaranty)              NR/AA        211,094
   650,000     Missouri State Health and Education Facilities Authority,
               0% due 7/1/02 (Missouri Baptist Medical Center Project) (Escrowed to Maturity)                NR/A-        467,285
 2,365,000     St. Louis Board of Education General Obligation, 8.50% due 4/1/04 (Insured: FGIC)           Aaa/AAA      2,899,183
Montana        (.45%)
 1,025,000     Montana Higher Education Student Assistance Corp. Series 1992-B, 7.05% due 6/1/04              A/NR      1,114,360
Nebraska       (1.44%)
 2,195,000     Douglas County Industrial Development Revenue Series 1994, 6.40% due 9/1/14,
               mandatory put 9/1/04 (Aksarben Foods Project; LOC: Norwest Bank)                             Aa/AA2      2,277,291
 1,790,000     Nebraska Investment Finance Authority Collateralized Mortgage Obligation
               Capital Appreciation Refunding Series B, 0% due 4/15/12 (Insured: MBIA)                     Aaa/AAA        598,934
   700,000     Nebraska Investment Finance Authority, 6.65% due 3/1/00 (Insured: MBIA)                     Aaa/AAA        743,078
New Jersey     (.63%)
   280,000     Cape May County Municipal Utilities Authority, 6.60% due 8/1/03                                 A/A        304,178
 1,000,000     Mercer County Improvement Revenue Solid Waste Refunding, 0% due 4/1/14                        Ba/NR        267,390
 3,020,000     Mercer County Improvement Revenue Solid Waste Refunding, 0% due 4/1/16                        Ba/NR        694,540
   300,000     New Jersey EDA Refunding Revenue Series 1991, 6.875% due 10/1/14, optional put
               10/1/98 (Fairway Corporation Project; Insured: Provident Mutual Life Insurance)               A2/NR        300,531
New Mexico     (.48%)
   590,000     Sandia Pueblo General Obligation, 5.40% due 12/1/03 (LOC: Norwest Bank)                       NR/AA        592,100
   600,000     Sandia Pueblo General Obligation, 5.60% due 12/1/05 (LOC: Norwest Bank)                       NR/AA        601,188
New York       (1.49%)
   300,000     Allegheny County I.D.A. Civic Facilities, 7.10% due 9/1/01 (Alfred University Project)      Baa1/NR        322,455
   550,000     Battery Park City Authority Revenue, 7.35% pre-refunded 5/1/99 @ 102                        Aaa/AAA        600,611
 1,000,000     New York City General Obligation Refunding, 7.50% due 2/1/01                                Baa1/A-      1,085,540
 1,500,000     New York Local Government Assistance Corporation Series 1992, 6.875% due 4/1/06                 A/A      1,670,520
    50,000     Valley Health Development Corporation Mortgage Revenue Series 1990-A,
               7.85% due 2/01/02 (Insured: FHA)                                                             NR/AAA         53,724
North Carolina (.29%)
   650,000     Craven County Industrial Facilities Pollution Control Financing Authority Solid
               Waste Revenue, 7.875% due 6/1/05 (Weyerhaeuser Company Project)                               NR/NR        730,061
North Dakota   (.28%)
   650,000     Bismarck Hospital Revenue Refunding and Improvement, 7.00% due 5/1/03
               (Medical Center One Inc. Project; Insured: BIG)                                             Aaa/AAA        696,839
Ohio           (3.56%)
   700,000     Bellefontaine Hospital Facility Revenue and Refunding Series 1993, 6.00%
               due 12/1/02 (Mary Rutan Health-Logan County Project)                                         NR/BBB        723,583
   250,000     Bowling Green State University General Receipts Series 1991, 6.70% due 6/1/07                  A/AA        269,605
   150,000     Cleveland Airport System Revenue, 7.00% due 1/1/06                                              A/A        151,853
 2,250,000     Cleveland Certificate of Participation, 7.10% due 7/1/02
               (Motor Vehicle Motorized and Communications Equipment Project)                              Baa/BBB      2,374,223
 1,000,000     Cleveland Parking Facilities Improvement Revenue Series 1992, 8.00% due 9/15/12               NR/NR      1,177,460
 1,100,000     Franklin County Health Care Revenue Series 1995-A, 6.00% due 11/1/10
               (Heinzerling Foundation Project; LOC: BancOne - Columbus)                                    Aa2/NR      1,081,487
   700,000     Hamilton County Hospital Facilities Refunding Revenue Series 1992, 6.55%
               due 1/1/03 (Episcopal Retirement Homes, Inc. Project; LOC: Fifth/Third Bank)                  Aa/NR        755,923
   400,000     Hamilton County Hospital Facilities Refunding Revenue Series 1992, 6.80%
               due 1/1/08 (Episcopal Retirement Homes, Inc. Project; LOC: Fifth/Third Bank)                  Aa/NR        423,224
   270,000     Harrison County Ohio Industrial Development Revenue, 6.625% due 12/1/98
               (Drano Equipment Company Project)                                                             NR/NR        270,864
   940,000     Ohio St. Economic Development Revenue Series 1995-2, 5.60% due 6/1/02
               (Wirt Metal Products Project)                                                                 NR/A-        948,996
   854,456     Ohio Industrial Development Revenue Series 92, 8.125% due 12/1/06
               (Swifton Commons Project; LOC: Chemical Bank)                                                 NR/NR        736,977
Oklahoma       (1.22%)
   165,000     Pryor Creek EDA Mortgage Revenue Refunding Series 1991-A, 6.625% due 7/1/01
               (FNMA Collateralized)                                                                        NR/AAA        173,004
   785,000     Pushmatahah County Town of Antlers, Hospital Authority Revenue Series 1991, 8.75%
               due 6/1/06                                                                                    NR/NR        845,618
 1,485,000     Tulsa Oklahoma Industrial Development Authority Hospital Revenue, 6.10%
               due 2/15/09 (Medical Center Project)                                                          Aa/AA      1,496,464
   500,000     Woodward Municipal Hospital Authority Revenue Series 1994, 8.25% due 11/1/09                  NR/NR        537,770
Oregon         (2.39%)
 1,025,000     Albany Hospital Facility Authority Gross Revenue and Refunding Series 1994, 7.00%
               due 10/1/05 (Mennonite Home Project)                                                          NR/NR      1,050,615
 1,400,000     Oregon Economic Development Department Revenue Series CLII, 6.70%
               due 12/1/98 (Smokecraft Project; LOC: Seafirst Bank)                                         Aa3/NR      1,458,898
 1,200,000     Oregon Economic Development Department Revenue Series CLII, 7.00%
               due 12/1/02 (Smokecraft Project; LOC: Seafirst Bank)                                         Aa3/NR      1,260,672
 1,070,000     Oregon Economic Development Department Revenue Series CLII, 7.70%
               due 12/1/14 (Smokecraft Project; LOC: Seafirst Bank)                                         Aa3/NR      1,180,542
 1,000,000     Port of Portland Industrial Revenue Series 85, 7.25% due 10/1/09
               (Ash Grove Cement Project)                                                                    NR/NR      1,034,700
Pennsylvania   (5.47%)
   500,000     Allegheny County Redevelopment Auth Rev Rfdg Home Impt Ln Impac, 6.60% due 8/1/98               A/A        513,505
 2,135,000     Beaver County Industrial Development Authority Health Revenue, 0% due 2/1/10
               (Collateralized: FHA)                                                                        NR/AA-        745,414
   105,000     Chester County General Obligation, 9.50% due 12/1/97                                          NR/NR        105,717
   335,000     Hampden Industrial Development Authority Partnership Holdings LLC Project, 4.50%
               due 11/15/98                                                                                Baa2/NR        319,302
 2,800,000     Harrisburg Authority Lease Revenue Series 1991, 6.50% due 6/1/04
               (Insured: Capital Guaranty) crossover refunded 6/1/01 @ 101                                 Aaa/AAA      3,039,988
   800,000     Harrisburg Authority Lease Revenue Series 1991, 6.625% due 6/1/06
               (Insured: Capital Guaranty) crossover refunded 6/1/01 @ 101                                 Aaa/AAA        872,552
 2,000,000     Lancaster County Solid Waste, 8.375% due 12/15/04                                             A/BBB      2,103,720
 2,000,000     Lehigh County General Purpose Authority Revenue, 7.80% due 3/15/20,
               put 3/15/02 (Muhlenberg Care Project; LOC: United Jersey Bank)                                NR/NR      2,190,420
   750,000     Lehigh County General Purpose Rev, 5.10% due 11/15/03
               (St. Lukes Hospital, Bethlehem Project; Insured: AMBAC)                                     Aaa/AAA        753,510
   655,444     Lehigh County Industrial Development Authority Revenue, 7.45% due 8/1/01
               (Kresge Company Project)                                                                      A3/NR        655,503
   800,000     McKeesport Area School District Series B, 0% due 10/1/04                                       NR/A        526,360
   985,000     Philadelphia Water and Sewer Revenue 10th Series, 7.35% due 9/1/04
               (Escrowed to Maturity)                                                                      Aaa/AAA      1,116,409
   750,000     Pine-Richland School District, 0% pre-refunded 9/01/01 (Insured: AMBAC)                     Aaa/AAA        539,963
   200,000     York County Solid Waste Refuse Authority Industrial Development Revenue
               Series 1985, 7.40% due 12/1/99 (Resource Recovery Project)                                    A/AA-        211,444
Rhode Island   (1.63%)
   595,000     Pawtucket Public Building Authority Water System Project Revenue, 7.45% due 7/1/05          Baa1/NR        672,088
   680,000     Providence Public Building Authority Revenue, 7.10% due 12/1/03
               (Veazie Street School and Modular Classroom Project)                                        Baa1/NR        763,096
 1,500,000     Rhode Island Housing and Mortgage Finance Rental Housing Program
               Series A, 5.05% due 10/1/01                                                                    NR/A      1,507,965
   355,000     Rhode Island Health and Education Building Corporation Series 1991,
               7.10% due 11/1/02 (South County Hospital Project)                                           NR/BBB+        375,860
   720,000     West Warwick General Obligation, 5.90% due 1/1/05 (Insured: MBIA)                           Aaa/AAA        749,182
South Carolina (.71%)
   665,000     Florence County Certificate of Participation Series 1992, 4.90% due 3/1/98
               (Law Enforcement Center Project; Insured: AMBAC)                                            Aaa/AAA        672,515
   615,000     Liberty Sewer Revenue, 8.25% due 8/1/07                                                       NR/NR        642,306
   455,000     South Carolina Educational Facilities Authority, 6.95% due 11/1/03, put 11/1/96
               (Converse College Project; LOC: Nationsbank)                                                  A1/NR        464,796
South Dakota   (1.37%)
 1,000,000     South Dakota Housing Development Authority Home Ownership Mortgage Series
               1993-A, 5.20% due 5/1/02                                                                      Aa/AA      1,013,100
 1,755,000     South Dakota Student Loan Revenue, 7.625% due 8/1/06 (Insured: MBIA)                        Aaa/AAA      1,870,146
   500,000     South Dakota Student Loan Series 1991-A, 7.60% due 8/1/04                                     NR/A+        542,805
Tennessee      (1.04%)
   395,000     Carroll County Industrial Development Resoure, 7.00% due 4/1/01
               (Henry I Siegel Company Project; LOC: Chic By H.I.S)                                          NR/NR        392,436
   900,000     Carroll County Industrial Development Board Refunding Revenue Series 1995, 7.20%
               due 4/1/05 (Henry I. Seigel Company Project; LOC: CHIC by H.I.S.)                            NR/BBB        910,062
   205,000     Copperhill Industrial Development Board, 7.80% due 12/1/00 (Cities Service Co. Project)    Baa3/BBB        205,576
 1,100,000     Dayton I.D.R. Series 1986, 7.75% due 12/1/96 (Cowron and Co. Project; LOC: Signet Bank)       NR/NR      1,103,014
Texas          (6.96%)
 3,975,000     Bell County Health Facilities Development, 4.75% due 10/1/23, put 10/1/98                     NR/AA      3,989,310
 1,400,000     Brazos Higher Education Authority Refunding Revenue Series B-1, 6.50% due 6/1/04               NR/A      1,457,204
   135,000     Chimney Hill Municipal Utility District Waterworks and Sewer System Combination
               Unlimited Tax and Revenue Refunding Series 1991, 7.75% due 10/1/11                            NR/NR        149,141
   865,000     Chimney Hill Municipal Utility District Waterworks and Sewer System Combination
               Unlimited Tax and Revenue Refunding Series 1991, 7.75% due 10/1/11                            NR/NR        939,987
   750,000     Clay Road Municipal Utility District Unlimited Tax and Revenue Series 1991,
               7.625% due 9/1/11                                                                             NR/NR        823,718
 1,000,000     Conroe Independent School District Refunding Series 1992, 0% due 2/1/05
               (PSF Guaranteed)                                                                            Aaa/AAA        650,660
 1,000,000     Conroe Independent School District Refunding Series 1992, 0% due 2/1/05
               (PSF Guaranteed)                                                                            Aaa/AAA        627,060
   250,000     Dallas County Flood Control District #1 General Obligation, 0% due 4/1/97                     NR/NR        243,143
   400,000     Dallas - Fort Worth Regional Airport Revenue Series A -CR-103,
               5.875% due 11/1/05, put 5/1/98 (Insured: FGIC)                                              Aaa/AAA        402,616
   570,000     Harris County Municipal Utility District #118 Unlimited Tax and Revenue Refunding
               Series 1992, 0% due 3/1/04 (Insured: MBIA)                                                  Aaa/AAA        361,819
   525,000     Harris County Municipal Utility District #118 Unlimited Tax and Revenue Refunding
               Series 1992, 0% due 3/1/05 (Insured: MBIA)                                                  Aaa/AAA        310,952
   880,000     Houston Water Conveyance System Contract Certificate of Participation Series F,
               7.20% due 12/15/04 (Insured: AMBAC)                                                         Aaa/AAA      1,008,313
   465,000     Hunt Memorial Hospital District, 0% due 2/15/01                                                 A/A        364,239
 2,000,000     Leander Independent School District Unlimited Tax School Building & Refunding
               Series 1992, 0% due 8/15/05 (PSF Guaranteed)                                                 Aaa/NR      1,333,340
   800,000     Mesquite General Obligation, 0% due 2/15/02                                                   A1/A+        611,568
   800,000     Midland County Hospital District Revenue Series 1991, 0% due 6/1/07                          NR/BBB        414,872
   500,000     North Texas Higher Educational Student Loan Revenue, 6.50% due 4/1/98 (Insured: AMBAC)      Aaa/AAA        515,180
   715,000     Tarrant County Health Fac, 6.00% due 9/1/04,
               (Harris Methodist Health Systems Project; Insured: AMBAC)                                   Aaa/AAA        755,512
 1,495,000     Texas Water Resource Financing Authority Revenue, 7.30% due 2/15/04
               (Insured: AMBAC)                                                                            Aaa/AAA      1,575,027
   500,000     Trinity River Auth Interim Water Rev, 5.75% due 10/15/00 (Livingston Project)                 A1/A+        500,405
   400,000     Trinity Texas Housing Finance Corporation Multifamily Housing Revenue, 10.00%
               due 6/1/98 (Timberline Apartments Project)                                                    NR/NR        400,000
U.S. Virgin Islands (1.26%)
 3,000,000     U.S. Virgin Islands Water & Power Authority Series A, 7.40% due 7/1/11                        NR/NR      3,148,590
Utah           (1.71%)
 2,000,000     Intermountain Power Agency Revenue, 0% pre-refunded 7/1/00                                  Aaa/AAA      1,685,580
 2,500,000     Salt Lake County Housing Authority Multifamily Housing Revenue Refunding
               Series 1993, 5.40% due 12/15/18, put 12/15/03 (Summertree Project;
               LOC: First Security Bank)                                                                     A1/NR      2,472,625
   924,997     Utah State Housing Financing Agency Capital Appreciation Res. Mortgage Series 83-A,
               0% due 7/1/16                                                                                 NR/AA        123,681
Virginia       (4.01%)
   500,000     Chesterfield County Certificate of Participation, 7.80% pre-refunded 12/15/96 @ 102           Aa/NR        514,095
 2,000,000     Hampton Redevelopment Housing Authority Multifamily Housing Revenue & Refunding
               Series 1994, 7.00% due 7/1/24, mandatory put 7/1/04 (Chase Hampton II Apts. Project)          NR/NR      2,143,400
   320,000     Peninsula Ports Authority Hospital Revenue, 8.00% due 8/1/99
               (Mary Immaculate Hospital Project)                                                            NR/A-        347,110
 2,000,000     Suffolk Redevelopment Housing Authority Multifamily Housing Revenue & Refunding
               Series 1994, 7.00% due 7/1/24, mandatory put 7/1/04 (Chase Heritage @ Dulles Project)         NR/NR      2,110,260
   665,000     Virginia Beach General Obligation, 5.90% due 7/15/08                                          Aa/AA        689,781
 1,030,000     Virginia State Housing Development Authority Series C-7, 5.40% due 1/1/01                    Aa/AA+      1,054,555
 1,000,000     Virginia State Housing Development Authority Series H-1, 6.60% due 7/1/08                    Aa/AA+      1,058,680
 1,000,000     Virginia Housing Dev. Auth. Commonwealth Mortgage Series 1992-C, 6.75% due 7/1/11             Aa/AA      1,045,250
 1,000,000     Virginia Public School Authority, 6.80% due 1/15/05 pre-refunded 1/15/99
               (School Funding Project)                                                                    Aaa/AAA      1,069,210
Washington     (2.43%)
 1,000,000     Bremerton Water & Sewer Improvement Revenue Series B, 6.00% due 9/1/03
               (Insured: FGIC)                                                                             Aaa/AAA      1,070,510
 1,100,000     Clark County Industrial Revenue Solid Waste Transfer Stations Series 1991, 7.50%
               due 12/15/06 (Columbia Resource Company Project; LOC: U.S. Bank of Oregon)                    A1/NR      1,190,805
 1,500,000     Pilchuck Development Public Corporation IDRB Series 1993,
               6.25% due 8/1/10 (Little Neck Properties Project; LOC: U.S. Bancorp)                          A1/NR      1,522,725
   790,000     Port of Grays Harbor Revenue Refunding, 6.05% due 12/1/02                                    A/BBB+        829,231
 1,000,000     Washington Health Care Facilities Authority Pooled Equipment Series 1992-B,
               7.20% due 6/1/02 (Kadlec Medical Center Project)                                            Baa1/NR      1,033,670
   400,000     Washington Public Power Supply System Series 1991-A, 6.75% due 7/1/05 (Project: 1)            Aa/AA        436,108
West Virginia  (1.18%)
 3,100,000     West Virginia Parkways Economic Development and Tourism Authority Parkway
               Revenue Refunding, 5.33% inverse floating rate note due 5/15/02 (Insured: FGIC)             Aaa/AAA      2,963,476
Wisconsin      (.85%)
   375,000     Bass Lake PCRB, 6.50% due 4/1/05 (Johnson Timber Corp. Project; Guaranty: SBA)            Aaa*/AAA*        407,141
   735,000     Wisconsin Housing & Economic Development Authority Series C, 7.55% due 9/1/97
               (LOC: FHA/ GEMIC Mortgage)                                                                    Aa/AA        746,834
 1,000,000     Wisconsin Health & Education, 7.75% due 11/1/15 (Hess Memorial Hospital Project)              NR/NR        975,920

               TOTAL INVESTMENT (100%)                                                                               $250,385,711
               (Cost $238,961,028)**


* Indicates rating on other debt issued by the same issuer, rather than on the security held by the Fund. These securities are deemed by the Adviser to be comparable with those of issuers having debt ratings in the 4 highest grades by Moody's or S & P.
** The cost for Federal income tax purposes is the same.
 + Credit ratings are unaudited.
                See notes to financial statements.

i n d e p e n d e n t    a u d i t o r ' s    r e p o r t

To the Board of Trustees and Shareholders
Thornburg Intermediate Municipal Fund
Santa Fe, New Mexico



We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Intermediate Municipal Fund, series of Thornburg Investment Trust as of September 30, 1996, the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund as of September 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.





New York, New York
October 25, 1996

03/31/1997
SEMI-ANNUAL REPORT THORNBURG INTERMEDIATE NATIONAL

                               Thornburg Intermediate
                                   Municipal Fund


                              Thornburg          Thornburg          Thornburg
                            Intermediate       Intermediate       Intermediate
                           Municipal Fund     Municipal Fund     Municipal Fund
                              A Shares           C Shares           I Shares

SEC Yield                       4.62%              4.37%              5.12%

Taxable Equiv. Yields           7.65%              7.24%              8.48%
NAV                            $13.17             $13.19             $13.15
Max. Offering Price            $13.65             $13.19             $13.15



1 Year                          1.52%              4.80%               NA

5 Year                          6.39%               NA                 NA

Since Inception                 6.63%              5.66%             5.26%*
(Inception Date)             (7/22/91)           (9/1/94)           (7/5/96)



                                           *Not annualized.

           Taxable equivalent yields assume a 39.6% marginal federal tax rate.

  The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

          Maximum sales charge of the Fund's Class A Shares is 3.50%. The data quoted represent past performance and may not be construed as a guarantee of future results.

l e t t e r  t o  s h a r e h o l d e r s

Dear Fellow Shareholder:

I am pleased to present the Semi-Annual Report for the National Portfolio of Thornburg Intermediate Municipal Fund for the period ending March 31, 1997. This was a period of sharply fluctuating interest rates. The bond bulls insist that a tepid U.S. economy is on the brink of weakness. The bond bears counter that our current economic vigor will persist for the foreseeable future. If you were with us for the entire period, you received dividends of 33.5 cents per share. If you reinvested your dividends, you received 33.8 cents per share. Investors who owned C Shares received dividends of 30.9 and 31.2 cents per share, respectively. Investors who owned I shares received dividends of 35.5 and 35.9 cents per share, respectively.

Your Thornburg Intermediate Municipal Fund portfolio currently holds over 250 municipal obligations from 44 states and 2 U.S. Territories. Approximately 76% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the coming years. Today, your fund's weighted average maturity is approximately 7 years, and we always keep it below 10 years. Percentages of the portfolio maturing in the coming years are summarized below:

         % of portfolio maturing within       Cumulative % maturing by end of

                    2 years = 10%                    year 2= 10%
               2 to 4 years =   10%                  year 4= 20%
               4 to 6 years = 14%                    year 6= 34%
               6 to 8 years = 26%                    year 8= 60%
              8 to 10 years = 20%                   year 10= 80%
             10 to 12 years = 13%                   year 12= 93%
            12 to 14 years =   5%                   year 14= 98%
            14 to 16 years =   1%                   year 16= 99%

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform well in varying interest rate environments. For instance, the A shares of Intermediate Municipal Fund continued to receive "A" letter grades for one, three, and five year performance relative to other intermediate maturity municipal bond funds through March 31, 1997.* These rankings, which were published in The Wall Street Journal, reflect total returns in the top 20% of all short term municipal bond funds for those periods. Your fund has also earned Morningstar's coveted 5 star overall rating.**

Strong forces are acting in opposite ways on U.S. interest rates at this time. The U.S. economy is generally firm and the economies of many developing countries are growing as well. Americans have been net sellers of individual municipal and U.S. government bonds, preferring instead to pour money into stocks, money market funds and, recently, emerging market debt funds. By themselves, these forces should put upward pressure on our interest rates. However, most other developed countries have sluggish economies, much lower interest

*Source: The Wall Street Journal, April 4, 1997. Performance data are supplied by Lipper Analytical Services, Inc., and reflect performance for the 1, 3, and 5 year periods ending March 31, 1997. An "A" ranking reflects total returns in the top 20% of all funds within the short term municipal objective, as defined by The Wall Street Journal. The average maturity and average quality of the funds within the short municipal objective may differ. At March 31, 1997, 75, 66, and 31 intermediate municipal funds reported 1-year, 3-year, and 5-year total returns, respectively. Performance calculations used to obtain these rankings assume deduction of all expenses and reinvestment of all distributions, but do not include the effect of any sales charge on total return. A portion of the Fund's income may be subject to the federal alternative minimum tax.

l e t t e r  t o  s h a r e h o l d e r s  (continued)


 rates than ours, and currencies that have been depreciating relative to the U.S. dollar. As a result, foreign money has been pouring into the U.S. bond market, lifting bond prices and lowering yields from the levels that would otherwise exist. In the last 2 years, foreign purchases of U.S. Treasury bonds have accounted for more than 100% of the net issuance of Treasury bonds, up from an average of approximately 20% between 1980-1994. The graph below illustrates this trend, which may only now be subsiding. We have positioned your bond portfolio conservatively so as to be able to react quickly to change and take advantage of any opportunities that arise.

Many municipal bonds issued between 1985 and 1990 have been paid off this year. Money to pay off other bonds prior to maturity already has been raised. You may own municipal bonds or unit trusts which are being redeemed. Your investment in Thornburg Intermediate Municipal Fund will not be redeemed until you sell it. Please remember that you can easily add to your investment each month by authorizing a simple, automatic transfer from your checking account.

Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

Brian J. McMahon
Managing Director


s t a t e m e n t  o f  a s s e t s  a n d  l i a b i l i t i e s

Thornburg Intermediate Municipal Fund
March 31, 1997
(unaudited)

ASSETS

Investments, at value (cost $260,168,983)              $270,351,499
Cash                                                         21,461
Interest receivable                                       4,695,369
Receivable for fund shares sold                             625,829
Prepaid expenses and other assets                           110,088

                    TOTAL ASSETS                        275,804,246
LIABILITIES

Payable for investments purchased                         2,447,989
Payable for fund shares redeemed                            165,462
Accounts payable and accrued expenses                       208,350
Payable to investment adviser                               206,128
Dividends payable                                           421,437

                    TOTAL LIABILITIES                     3,449,366

NET ASSETS                                             $272,354,880

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($259,269,395 applicable to 19,686,811 shares of beneficial interest
outstanding)                                                         $13.17

Maximum sales charge, 3.50% of offering                                 .48
price (3.63% of net asset value per share)

              Maximum Offering Price Per Share                       $13.65

Class C Shares:
Net asset value and offering price per share *
($9,547,810 applicable to 724,056 shares of beneficial interest
outstanding)                                                         $13.19

Class I Shares:
Net asset value, offering and redemption price per share
($3,537,675 applicable to 268,952 shares of beneficial interest
outstanding)                                                         $13.15

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.


s t a t e m e n t  o f   o p e r a t i o n s

Thornburg Intermediate Municipal Fund
Six Months ended March 31, 1997
(unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized           $   7,936,285
of $289,486)

EXPENSES
Investment advisory fees (Note 3)                         655,323
Administration fees (Note 3)
Class A Shares                                            157,782
Class C Shares                                              5,160
Class I Shares                                                356
Distribution and service fees (Note 3)
Class A Shares                                            307,086
Class C Shares                                             24,766
Custodian fees                                             98,110
Transfer agent fees                                        87,638
Registration and filing fees                               30,766
Professional fees                                          22,422
Accounting fees                                            13,840
Other expenses                                             14,678

TOTAL EXPENSES                                          1,417,927
Less:
Expenses deferred by investment adviser (Note 3)          (92,976)
NET EXPENSES                                            1,324,951

NET INVESTMENT INCOME                                   6,611,334

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 5)
Net realized gain on investments sold                       6,848
Decrease in unrealized appreciation of investments     (1,242,167)
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS                                    (1,235,319)

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                     $   5,376,015

See notes to financial statements.

s t a t e m e n t s  o f  c h a n g e s  i n  n e t  a s s e t s

Thornburg Intermediate Municipal Fund
 (unaudited)

                                           Six Months Ended      Year Ended
                                        March 31, 1997       September 30, 1996

INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                          $   6,611,334     $  12,485,845
Net realized gain (loss) on investments sold           6,848          (192,091)
Increase (Decrease) in unrealized
appreciation of investments                       (1,242,167)          864,925

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                          5,376,015        13,158,679
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares                                    (6,380,927)      (12,209,780)
Class C Shares                                      (192,230)         (269,786)
Class I Shares                                       (38,177)           (6,279)

FUND SHARE TRANSACTIONS - (Note 4)
Class A Shares                                    14,291,088        17,593,230
Class C Shares                                     2,010,160         3,572,380
Class I Shares                                     2,887,082           681,348

NET INCREASE IN NET ASSETS                        17,953,011        22,519,792

NET ASSETS:

Beginning of period                              254,401,869       231,882,077
End of period                                  $ 272,354,880     $ 254,401,869
See notes to financial statements.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES  (continued)

Thornburg Intermediate Municipal Fund

Note 1 - ORGANIZATION

Thornburg Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust", formerly known as Thornburg Income Trust). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing five series of shares of beneficial interest in addition to those of the Fund: Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund and Thornburg Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C and Institutional Class (Class I) shares. The Fund no longer offers Class B shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares were sold at net asset value without a sales charge at the time of purchase, but were subject to a contingent deferred sales charge upon redemption, and bore both a service fee and a distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes have different reinvestment privileges. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to distribution fees, administrative fees and certain transfer agent expenses.

Note 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value of the Fund, the Trust utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the period ended March 31, 1997 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Trust has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the six months ending March 31, 1997, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund, also the Trust entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares.

In the event normal operating expenses of the Fund, exclusive of brokerage commissions, taxes, interest, and extraordinary expenses, exceed the limits prescribed by any state in which the Fund's shares are qualified for sale, the Adviser will reimburse the Fund for such excess. No such reimbursement was required as a result of this limitation. For the six months ended March 31, 1997, the Adviser voluntarily deferred certain operating expenses amounting to $92,976. These expenses may be repaid to the Advisor by the Fund, however such repayment will depend upon the overall level of the Fund's expenses for the entire year ending September 30, 1997.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund shares. For the period ended March 31, 1997, the Distributor earned commissions aggregating $41,205 from the sale of Class A shares and collected contingent deferred sales charges aggregating $5,379 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Adviser an amount not to exceed .25 of 1% per annum of the Fund's average net assets for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund's Class C shares under which the Trust compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the six months ended March 31, 1997, are set forth in the statement of operations.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated directors of the Trust is borne by the Trust.

Thornburg Intermediate Municipal Fund

Note 4 - SHARES OF BENEFICIAL INTEREST:

At March 31, 1997, there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $265,661,837. Transactions in shares of beneficial interest were as follows:

                              Six Months Ended            Year Ended
                               March  31, 1997      September 30, 1996
------------------------------------------------------

Class A Shares              Shares      Amount          Shares        Amount
Shares sold                 2,132,755   $28,333,321     3,206,323   $42,461,497
Shares inssued to
shareholders
      in reinvestment of
      distributions           284,747     3,782,646       538,669     7,136,992
Shares repurchased
                          (1,340,900)   (17,824,879)   (2,423,428)  (32,005,259)
Net Increase                1,076,602   $14,291,088     1,321,564   $17,593,230

Class C Shares
Shares sold                   223,280    $2,967,866       352,952    $4,676,873
Shares issued to
shareholders
      in reinvestment of
      distributions            11,392       151,475        15,345       202,966
Shares repurchased
                              (83,434)   (1,109,181)      (98,650)   (1,307,459)
Net Increase                  151,238    $2,010,160       269,647    $3,572,380


Class I Shares *
Shares sold                   610,893    $8,111,378        51,632      $675,632
Shares issued to shareholders
      in reinvestment of
      distributions             1,734        22,989           433         5,716
Shares repurchased           (395,740)   (5,247,285)           --            --
Net Increase                  216,887    $2,887,082        52,065      $681,348


* Sales of Class I shares commenced on July 5, 1996.


n o t e s  t o  f i n a n c i a l  s t a t e m e n t s  (continued)

Thornburg Intermediate Municipal Fund


Note 5 - SECURITIES TRANSACTIONS

For the six months ended March 31, 1997, the Fund had purchase and sale transactions (excluding short-term securities) of $41,526,136 and $22,231,417, respectively.

The cost of investments for Federal income tax purposes is the same. At March 31, 1997, net unrealized appreciation of investments was $10,182,516, resulting from $10,815,261 gross unrealized appreciation and $632,745 gross unrealized depreciation.

Accumulated net realized losses from securities transactions included in net assets at March 31, 1997, aggregated $3,489,473.

For Federal income tax purposes the Fund has realized capital loss carryforwards of $3,496,321 as of September 30, 1996 available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: September 30, 2002 - $1,207,200, September 30, 2003 - $2,097,030, and September 30, 2004 -
$192,091.

f i n a n c i a l   h i g h l i g h t s




Thornburg Intermediate Municipal Fund

Per share operating performance
(for a share outstanding
throughout the period)
                                           Six Months
                                              Ended                   Year Ended September 30,
                                         March 31, 1997    1996        1995         1994           1993          1992

Class of Shares:                                A            A           A            A              A              A
                                                ---------------------------           --             -              -

Net asset value, beginning of period         $13.23         $13.18      $12.73       $13.47         $12.59       $12.11
Income from investment operations:
Net investment income
                                               .33             .68         .68          .67            .71          .78
Net realized and unrealized
   gain (loss) on investments                  (.06)           .05         .45         (.72)           .88          .48
Total from investment operations                .27            .73        1.13         (.05)          1.59         1.26
Less dividends from:
  Net investment income                        (.33)          (.68)       (.68)        (.67)          (.71)        (.78)
  Realized capital gains                      --             --          --            (.02)         --           --
Change in net asset value                      (.06)           .05         .45         (.74)           .88          .48

Net asset value, end of period               $13.17         $13.23      $13.18       $12.73         $13.47       $12.59
Total return (a)                             2.08%          5.64%       9.16%        (.38%)        13.01%         10.76%

Ratios/Supplemental Data Ratios to average net assets:
     Net investment income                   5.05%(b)       5.12%       5.31%          5.23%          5.37%       6.15%
     Expenses, after expense reductions      1.00%(b)       1.00%       1.00%           .95%           .70%        .48%
     Expenses, before expense reductions     1.05%(b)       1.09%       1.08%          1.05%          1.06%       1.19%

Portfolio turnover rate                      8.61%         12.64%      32.20%         27.37%         14.29%      46.15%
Net assets
    at end of period(000)                  $259,269      $246,128    $227,881       $207,718       $182,319     $81,428


(a) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b) Annualized


f i n a n c i a l   h i g h l i g h t s (continued)

Thornburg Intermediate Municipal Fund

Per share operating performance
(for a share outstanding
throughout the period)                                                                                        Period from
                                          Six Months                                                       September 1, (a)
                                             Ended                  Year Ended September 30,                to September 30,
                                          March 31, 1997         1996             1995                          1994
Class of Shares:                               C                   C               C                              C

Net asset value, beginning of period        $13.24              $13.20         $12.73                           $12.91
Income from investment operations:
Net investment income                          .31                 .63            .60                              .05
Net realized and unrealized
    gain (loss) on investments                (.05)                .04            .47                             (.18)
Total from investment operations               .26                 .67           1.07                             (.13)
Less distributions from:
    Net investment income                     (.31)               (.63)          (.60)                            (.05)
Change in net asset value                     (.05)                .04            .47                             (.18)

Net asset value, end of period              $13.19              $13.24         $13.20                           $12.73

Total return (b)                            1.96%               5.14%           8.60%                            (.97%)

Ratios/Supplemental Data Ratios to average net assets:
     Net investment income                  4.65%(c)            4.73%          4.62%                             4.51%(c)
     Expenses, after expense reductions     1.40%(c)            1.40%          1.66%                             1.76%(c)
     Expenses, before expense reductions    1.64%(c)            1.97%          2.35%                             1.76%(c)

Portfolio turnover rate                     8.61%              12.64%         32.20%                            27.37%

Net assets at end of period (000)          $9,548              $7,586         $4,001                             $139

(a) Commencement of operations.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c) Annualized.

f i n a n c i a l   h i g h l i g h t s (continued)

Thornburg Intermediate Municipal Fund

Per share operating performance
(for a share outstanding
throughout the period)                                                                                          Period from
                                               Six Months                                                    September 1, (a)
                                                  Ended                  Year Ended September 30,            to September 30,
                                             March 31, 1997                1996             1995                   1994
Class of Shares:                                    I                       I**              B*                      B

Net asset value, beginning of  period            $13.23                    $13.00         $12.73                   $12.91
Income from investment operations:
Net investment income                               .36                       .17            .59                      .05
Net realized and unrealized
    gain (loss) on investments                     (.08)                      .23            .40                     (.18)
Total from investment operations                    .28                       .40            .99                     (.13)
Less distributions from:
    Net investment income                          (.36)                     (.17)          (.59)                    (.05)
Change in net asset value                          (.08)                      .23            .40                     (.18)

Net asset value, end of period                   $13.15                    $13.23         $13.13                   $12.73

Total return (b)                                 2.08%                       3.11%         8.30%                  (.99%)

Ratios/Supplemental Data Ratios to average net assets:
     Net investment income                    5.36%(c)                       5.49%(c)      4.59%                  4.57%(c)
     Expenses, after expense reductions        .69%(c)                        .70%(c)      1.65%                  1.70%(c)
     Expenses, before expense reductions      2.71%(c)                       6.10%(c)      2.86%                  1.70%(c)

Portfolio turnover rate                       8.61%                         12.64%        32.20%                 27.37%

Net assets at end of period (000)             $3,538                         $689           $0                    $342

(a) Commencement of operations.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c) Annualized.
* On September  28,1995,  all Class B shares were converted into Class A shares.
** Sales of Class I shares commenced on July 5, 1996.

s c h e d u l e  o f   i n v e s t m e n t s  (continued)

Thornburg Intermediate Municipal Fund

Principal .............................................................................                      Credit Rating
Amount
                Issuer-Description ....................................................................         Moody's/S&P    Value

1,310,000       San Marcos Public Facilities Authority Revenue Custom Receipts, 0% due 1/1/98
                (Escrowed to maturity) ................................................................         Aaa/AAA    1,269,377
1,310,000       San Marcos Public Facilities Authority Revenue Custom Receipts, 0% due 7/1/99
                (Escrowed to maturity) ................................................................         Aaa/AAA    1,178,948
700,000         Sulphur Springs School District General Obligation Series B, 5.60% due 3/1/04 .........         A/NR         728,007
800,000         Sulphur Springs School District General Obligation Series B, 5.70% due 3/1/05 .........         A/NR         834,296
450,000         Sunline Transit Agency Certificate of Participation Series A, 5.625% due 7/1/04 .......         A/NR         455,697
215,000         Sunline Transit Agency Certificate of Participation Series A, 5.75% due 7/1/05 ........         A/NR         226,963
                                                                                                          Colorado     (3.0%)
350,000         Colorado Student Obligation Auth. Revenue Series B, 6.55% due 12/1/02 .................         A/NR         367,997
995,000         Colorado Student Obligation Auth. Student Loan Revenue Series B, 5.90% due 9/1/02 .....         A/NR       1,016,641
2,830,000       Larimer County, 8.45% due 12/15/05 (Poudre School District R1 Project) ................         A/NR       3,461,967
2,500,000       Mesa Valley School District Certificate of Participation Series B, 6.875% due 12/1/05
                                                                                                            (Insured: FSA) 2,700,675
435,000         Thornton Single Family Mortgage Revenue Series 1992-A, 8.05% due 8/1/09 ...............         A/NR         462,683
                                                                                                              Connecticut     (1.7%)
3,000,000       Bristol Resource Recovery Facility Operating Committee - Solid Waste Revenue
                Refunding Series 1995, 6.125% due 7/1/03 (Ogden Martin at Bristol Project) ............         A/NR       3,146,160
200,000         Connecticut State Housing Revenue Series 1990-B1, 7.55% due 11/15/08
                (FHA/VA/ Private Mortgage Insurance) ..................................................         Aa/AA        200,064
160,000         New Britain Senior Citizen Housing Development Mortgage Revenue Refunding
                Series A, 6.50% due 7/1/02 (Nathan Hale Apartments Project; Insured: FHA) .............         NR/AAA       165,720
500,000         Stratford General Obligation Series 1992, 7.15% pre-refunded 3/1/01 @ 102 .............         NR/A-        549,475
500,000         Stratford General Obligation Series 1992, 7.20% pre-refunded 3/1/01 @ 102 .............         NR/A-        550,320
                                                                                                             Delaware        (1.3%)
3,235,000       Delaware Transportation Authority System Revenue, 6.25% due 7/1/04 ....................         A1/AA      3,438,967
                                                                                                             District of C  (1.5%)
1,000,000       District of Columbia General Obligation Series A, 5.75% due 6/1/03 ....................         Ba/B       1,001,450
1,000,000       District of Columbia Certificate of Participation Series 1993, 7.30% due 1/1/13 .......         NR/B-      1,042,410
195,000         District of Columbia Housing Finance Agency Mortgage Revenue Refunding
                Series 1992-D, 6.00% due 7/1/02 (Insured: MBIA) .......................................         Aaa/AAA      199,968
300,000         District of Columbia Revenue, 0% due 2/15/02 (Assoc. of American Medical Colleges) ....         NR/AA-       214,959
195,000         District of Columbia Revenue, 0% due 2/15/04 (Assoc. of American Medical Colleges) ....         NR/AA-       121,450
1,375,000       District of Columbia Revenue American University, 5.25% due 10/1/04
                (Insured AMBAC) .......................................................................         Aaa/AAA    1,384,309
                                                                                                             Florida       (2.7%)
250,000         Cape Coral Special Assessment Water Improvement, 6.50% due 7/1/98 (Insured: MBIA) .....         Aaa/AAA      256,725
240,000         Dade County Educational Facilities Revenue, 7.65% pre-refunded 4/1/00
                (University of Miami Project; Insured: MBIA) ..........................................         Aaa/AAA      264,840
100,000         Dade County School Board COP Series A, 5.20% due 5/1/02 ...............................         Aaa/AAA      101,421
1,100,000       Duval County H.F.A. Multi Family Housing Revenue Series 1996,
                5.35% due 9/1/06 (St. Augustine Apartments Project) ...................................         NR/A       1,089,539
160,000         Duval County HFA Series 94, 6.10% due 4/1/06 (GNMA guaranteed) ........................         Aaa/AAA      162,054
160,000         Duval County HFA Series 94, 6.10% due 10/1/06 (GNMA guaranteed) .......................         Aaa/AAA      162,139
250,000         Florida Housing Finance Agency Multifamily Housing Revenue Series 1995-D,
                5.10% due 4/1/13, put 4/1/02 (Park Colony Project; LOC: Mellon Bank) ..................         A+/A1        252,005
1,000,000       Florida Housing Finance Agency Multifamily Housing Revenue Series 1983-G,
                5.35% due 12/1/05, mandatory put 6/1/00 (Insured: Connecticut General) ................         Aaa/AAA    1,011,740
300,000         Florida State Board of Education Series C, 6.00% due 5/1/07 ...........................         AAA/AAA      320,577
320,000         Jacksonville Health Facilities Authority IDR, 7.55% due 12/1/07
                (National Benevolent Association Project) .............................................         Baa1/BBB+    352,346
100,000         Lee County Hospital Board Director's Revenue Series A, 5.70% due 4/1/01
                (Lee Memorial Hospital Project; Insured: MBIA) ........................................         Aaa/AAA      103,498
1,200,000       Orange County HSG Finance Authority, 3.65% due 12/1/10, put 4/7/97
                weekly demand note (LOC; Continental Casualty) ........................................         NR/A+      1,200,000
150,000         Osceola County Health Facilities Revenue Series 1994, 5.75% due 5/1/04
                (Evangelical Lutheran Good Samaritan Project; Insured: AMBAC) .........................         Aaa/AAA      156,000
1,400,000       Pinellas County Health Facilities Authority Series 1994-A, 5.75% due 8/1/01
                (Multi County Project; GNMA/FNMA guaranteed) ..........................................         Aaa/NR     1,424,640
325,000         Seminole County School Board Certificate of Participation, 5.35% due 7/1/02
                (Insured; MBIA) .......................................................................         Aaa/AAA      333,336
                                                                                  Georgia         (0.2%)
105,000         Hinesville Leased Housing Corp. Rev., 6.05% due 1/15/98 (Regency Park Project) ........         NR/BBB       105,349
500,000         Savannah Resource Recovery, 5.85% due 12/1/01 (Savannah Energy Systems Project) .......         A1/A+        514,605
                                                                                                          Idaho           (0.4%)
955,000         Idaho Student Loan Series 1992-B, 6.00% due 4/1/00 ....................................         NR/NR        963,585
                                                                                                          Illinois        (3.9%)
1,930,000       Bedford Park Tax Increment Revenue Refunding Series 1993, 8.00% due 12/1/10 ...........         NR/BBB-    2,281,299
300,000         Central Lake County Joint Action Water Agency Series 1991, 0% due 5/1/05
                (Insured: MBIA) .......................................................................         Aaa/AAA      196,554
500,000         Illinois Development Financing Authority, 7.125% due 3/15/07
                (Children's Home & Aid Society Project; LOC: American National Bank of Chicago) .......         NR/A+        535,250
2,400,000       Illinois Development Financing Authority Debt Restructuring Revenue Series 1994,
                7.25% due 11/15/09 (East St. Louis Project) ...........................................         NR/A-      2,608,656
500,000         Illinois HFA Revenue Refunding Series 1992, 7.00% due 1/1/07 (Mercy Hospital Project) .         Baa1/A-      530,875
1,000,000       Illinois HFA Revenue Refunding Series 1992, 7.00% due 7/1/02
                (Trinity Medical Center Project) ......................................................         Baa1/NR    1,025,060
1,000,000       Illinois Educational Facilities Authority, 3.40% due 12/1/25, put 4/7/97
                weekly demand notes(LOC First National Bank, Chicago) .................................         A1/VM1g1   1,000,000
1,525,000       Illinois State University Auxiliary Facilities System Revenue Series 1992,
                0% due 10/1/01 (Insured: MBIA) ........................................................         Aaa/AAA    1,226,481
710,000         McHenry County School District Woodstock General Obligation, 6.80% due 1/1/06
                (insured; FSA) ........................................................................         Aaa/NR       780,588
385,000         Rock Island Residential Mortgage Revenue, 7.70% due 9/1/08 ............................         Aa/NR        409,097
                                                                                                       Indiana         (3.4%)
665,000         Danville Community Elementary School Building Corporation, 6.75% due 1/15/04 ..........         NR/A         726,539
1,000,000       Gary Building Corporation - Lake County First Mortgage Series 1994-B,
                8.25% due 7/1/10 (Sears Building Project) .............................................         NR/NR      1,102,540
255,000         Hamilton Heights Refunding Revenue, 6.60% due 1/1/08 ..................................         NR/A         278,450
2,600,000       Hamilton Southeastern North Delaware School Building, 6.25% due 7/15/06
                (Insured; AMBAC) ......................................................................         Aaa/AAA    2,798,848
700,000         Indiana Bond Bank Special Program Series 1991-F, 7.00% due 8/1/07 .....................         NR/A         759,045
740,000         Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/09 ........................         Aa/AA-       374,840
1,195,000       Lake Central Multi District School Building Mortgage Revenue Series 1992-B, 6.25%
                due 1/15/04                                                                                     NR/A       1,293,587
645,000         North Lawrence Multi School Building Corp Revenue, 6.30% due 7/1/03 .........................   A/NR         682,739
1,000,000       Penn High School Building Corporation Series 1992, 6.00% due 6/15/03 ..................         NR/A       1,043,490
                                                                                                      Iowa            (1.0%)
2,600,000       Iowa State Department General Services Certificate of Participation Series 1992,
                6.50% due 7/1/06 (Insured: AMBAC) .....................................................         Aaa/AAA    2,794,246
                                                                                                          Kentucky        (3.4%)
1,000,000       Erlanger Kentucky Improvement Assessment, 7.375% due 8/1/10
                (Public Improvement '93 Project; LOC: PNC Bank of Ohio) ...............................         NR/NR      1,047,970
2,160,000       Fulton County Industrial Building Revenue Series 1995, 7.20% due 2/1/03
                (H.I.S. Jeans of Kentucky Project; Guarantee: CHIC by H.I.S.) .........................         NR/NR      2,195,467
2,520,000       Fulton County Industrial Building Revenue Series 1995, 7.60% due 2/1/07
                (H.I.S. Jeans of Kentucky Project; Guarantee: CHIC by H.I.S.) .........................         NR/NR      2,565,637
1,665,000       Hickman Industrial Building Revenue, 6.95% due 8/1/09 (H.I.S. Jeans of Kentucky Project)        NR/NR      1,690,558
605,000         Mt. Sterling League of Cities Funding Trust Lease Series A, 5.625% due 3/1/03
                (Investment Agreement w/ Transamerica Life; Guaranteed: Health Management Assoc.) .....         Aa/NR        613,313
1,120,000       Paintsville First Mortgage Revenue Refunding Series 1991, 8.65% due 9/1/05
                (Paul B. Hall Medical Center Project) .................................................         NR/NR      1,194,122
                                                                                                         Louisiana       (3.1%)
475,000         Calcasieu Parish Industrial Development Board Pollution Control Revenue, 7.80%
                due 12/1/05 (Cities Service Corporation Project) ......................................         Baa3/BBB     476,686
 44,690         East Baton Rouge Mortgage Financing Authority Purchase Revenue, 8.25% due 2/25/11
                (GNMA guaranteed) .....................................................................         NR/AAA        46,455
7,500,000       Louisiana Public Facilities Authority Revenue Refinancing, 8.00% due 10/1/09
                (Schwegman Westside Expressway Project) ...............................................         NR/NR      7,892,100
854,456         Ohio Industrial Development Revenue Series 92, 8.125% due 12/1/06
                (Swifton Commons Project; LOC: Chemical Bank) .........................................         NR/NR        741,181
760,000         Reynoldsburg Health Care Facilities Revenue Bonds Series 1997, 5.70% due 10/20/12 .....         Aaa/NR       752,636
                                                                                                         Oklahoma        (1.3%)
155,000         Pryor Creek EDA Mortgage Revenue Refunding Series 1991-A, 6.625% due 7/1/01
                (FNMA guaranteed) .....................................................................         NR/AAA       161,572
785,000         Pushmatahah County Town of Antlers Hospital Authority Revenue Series 1991, 8.75%
                due 6/1/06 ............................................................................         NR/NR        844,432
1,485,000       Tulsa Oklahoma Industrial Development Authority Hospital Revenue, 6.10%
                due 2/15/09 (Medical Center Project) ..................................................         Aa/ AA     1,509,265
500,000         Tulsa Public Facilities Authority Solid Waste Revenue, 5.65% due 11/1/06
                (Ogden Martin Project; Insured: AMBAC) ................................................         Aaa/AAA      504,020
500,000         Woodward Municipal Hospital Authority Revenue Series 1994, 8.25% due 11/1/09 ..........         NR/NR        538,290
                                                                                                            Oregon          (2.0%)
1,025,000       Albany Hospital Facility Authority Gross Revenue and Refunding Series 1994, 7.00%
                due 10/1/05 (Mennonite Home Project) ..................................................         NR/NR      1,053,557
900,000         Oregon Economic Development Department Revenue Series CLII, 6.70%
                due 12/1/98 (Smokecraft Project; LOC: Seafirst Bank) ..................................         Aa3/NR       929,772
1,200,000       Oregon Economic Development Department Revenue Series CLII, 7.00%
                due 12/1/02 (Smokecraft Project; LOC: Seafirst Bank) ..................................         Aa3/NR     1,257,972
1,070,000       Oregon Economic Development Department Revenue Series CLII, 7.70%
                due 12/1/14 (Smokecraft Project; LOC: Seafirst Bank) ..................................         Aa3/NR     1,179,654
1,000,000       Port of Portland Industrial Revenue Series 85, 7.25% due 10/1/09
                (Ash Grove Cement Project) ............................................................         NR/NR      1,049,040
                                                                                                            Pennsylvania    (6.3%)
500,000         Allegheny County Redevelopment Auth Rev Rfdg Home Loan, 6.60% due 8/1/98 ..............         A/A          509,465
1,880,000       Beaver County Hospital Revenue, 6.60% due 7/1/04 (Insured; AMBAC) .....................         Aaa/AAA    2,038,033
1,985,000       Beaver County Industrial Development Authority Health Revenue, 0% due 2/1/10
                (Insured: FHA) ........................................................................         NR/AA-       736,772
270,000         Hampden Industrial Development Authority Partnership Holdings LLC Project, 4.50%
                due 11/15/98 ..........................................................................         Baa2/NR      261,795
2,800,000       Harrisburg Authority Lease Revenue Series 1991, 6.50% due 6/1/04
                (Insured: Capital Guaranty) crossover refunded 6/1/01 @ 101 ...........................         Aaa/AAA    3,008,264
800,000         Harrisburg Authority Lease Revenue Series 1991, 6.625% due 6/1/06
                (Insured: Capital Guaranty) crossover refunded 6/1/01 @ 101 ...........................         Aaa/AAA      863,088
815,000         Hempfield School District General Obligation, 6.40% due 10/15/97 ......................         A1/AAA*      817,029
2,000,000       Lancaster County Solid Waste, 8.375% due 12/15/04 .....................................         A/BBB      2,083,080
2,000,000       Lehigh County General Purpose Authority Revenue, 7.80% due 3/15/20,
                put 3/15/02 (Muhlenberg Care Project; LOC: United Jersey Bank) ........................         NR/NR      2,178,520
750,000         Lehigh County General Purpose Rev, 5.10% due 11/15/03
                (St. Lukes Hospital, Bethlehem Project; Insured: AMBAC) ...............................         Aaa/AAA      751,628
596,748         Lehigh County Industrial Development Authority Revenue, 7.45% due 8/1/01
                (Kresge Company Project) ..............................................................         A3/NR        597,004
800,000         McKeesport Area School District Series B, 0% due 10/1/04 ..............................         NR/A         546,344
985,000         Philadelphia Water and Sewer Revenue 10th Series, 7.35% due 9/1/04
                (Escrowed to Maturity) ................................................................         Aaa/AAA    1,112,144
750,000         Pine-Richland School District, 0% pre-refunded 9/01/01 (Insured: AMBAC) ...............         Aaa/AAA      552,015
1,000,000       Scranton Lackawanna Health and Welfare Authority, 7.125% due 1/15/13 ..................         NR/NR        987,000
200,000         York County Solid Waste Refuse Authority Industrial Development Revenue
                Series 1985, 7.40% due 12/1/99 (Resource Recovery Project) ............................         A/AA-        208,218
                                                                                                          Rhode Island    (1.5%)
595,000         Pawtucket Public Building Authority Water System Project Revenue, 7.45% due 7/1/05 ....         Baa1/NR      665,853
680,000         Providence Public Building Authority Revenue, 7.10% due 12/1/03
                (Veazie Street School and Modular Classroom Project) ..................................         Baa1/NR      753,603
1,500,000       Rhode Island Housing and Mortgage Finance Rental Housing Program
                Series A, 5.05% due 10/1/01 ...........................................................         NR/A       1,501,260
355,000         Rhode Island Health and Education Building Corporation Series 1991,
                7.10% due 11/1/02 (South County Hospital Project) .....................................         NR/BBB+      390,088
720,000         West Warwick General Obligation, 5.90% due 1/1/05 (Insured: MBIA) .....................         Aaa/AAA      745,582
                                                                                        South Carolin   (0.5%)
665,000         Florence County Certificate of Participation Series 1992, 4.90% due 3/1/98
                (Law Enforcement Center Project; Insured: AMBAC) ......................................         Aaa/AAA      671,464
615,000         Liberty Sewer Revenue, 8.25% due 8/1/07 ...............................................         NR/NR        632,786
                                                                                                            South Dakota    (1.3%)
1,000,000       South Dakota Housing Development Authority Home Ownership Mortgage Series
                1993-A, 5.20% due 5/1/02 ..............................................................         Aa/AA      1,010,980
1,925,000       South Dakota Student Loan Revenue, 7.625% due 8/1/06 (Insured: MBIA) ..................         Aaa/AAA    2,033,666
500,000         South Dakota Student Loan Series 1991-A, 7.60% due 8/1/04 .............................         NR/A+        539,005
                                                                                                           Tennessee       (0.6%)
395,000         Carroll County Industrial Development Resoure, 7.00% due 4/1/01
                (Henry I Siegel Company Project; LOC: CHIC By H.I.S) ..................................         NR/NR        393,120
900,000         Carrol County Industrial Development Board Refunding Revenue Series 1995, 7.20%
                due 4/1/05 (Henry I. Seigel Company Project; LOC: CHIC by H.I.S.) .....................         NR/BBB       910,845
200,000         Copperhill Industrial Development Board, 7.80% due 12/1/00 (Cities Service Co. Project)         Baa3/BBB     200,556
                                                                                                             Texas           (7.9%)
440,000         Austin General Obligation Public Improvement, 7.60% due 9/1/97 ........................         Aaa/AAA      441,360
2,925,000       Bell County Health Facilities Development, 4.75% due 10/1/23, put 10/1/98 .............         NR/AA      2,935,062
3,295,000       Brazos Higher Education Authority Refunding Revenue Series C-1, 6.20% due 11/1/00 .....         Aa/NR      3,412,599
1,400,000       Brazos Higher Education Authority Refunding Revenue Series B-1, 6.50% due 6/1/04 ......         NR/A       1,459,990
135,000         Chimney Hill Municipal Utility District Waterworks and Sewer System Combination
                Unlimited Tax and Revenue Refunding Series 1991, 7.75% due 10/1/11 ....................         NR/NR        147,737
865,000         Chimney Hill Municipal Utility District Waterworks and Sewer System Combination
                Unlimited Tax and Revenue Refunding Series 1991, 7.75% due 10/1/11 ....................         NR/NR        926,008
750,000         Clay Road Municipal Utility District Unlimited Tax and Revenue Series 1991,
                7.625% due 9/1/11 .....................................................................         NR/NR        816,240
1,000,000       Conroe Independent School District Refunding Series 1992, 0% due 2/1/05
                (PSF Guaranteed) ......................................................................         Aaa/AAA      665,050
1,000,000       Conroe Independent School District Refunding Series 1992, 0% due 2/1/05
                (PSF Guaranteed) ......................................................................         Aaa/AAA      650,480
250,000         Dallas County Flood Control District #1 General Obligation, 0% due 4/1/97 .............         NR/NR        250,000
400,000         Dallas - Fort Worth Regional Airport Revenue Series A -CR-103,
                5.875% due 11/1/05, put 5/1/98 (Insured: FGIC) ........................................         Aaa/AAA      402,956
460,000         El Paso Multi Family Housing Revenue Series A, 6.00% due 12/1/01 ......................         A1/NR        471,974
590,000         El Paso Multi Family Housing Revenue Series A, 6.15% due 12/1/02 ......................         A1/NR        608,255
570,000         Harris County Municipal Utility District #118 Unlimited Tax and Revenue Refunding
                Series 1992, 0% due 3/1/04 (Insured: MBIA) ............................................         Aaa/AAA      372,147
525,000         Harris County Municipal Utility District #118 Unlimited Tax and Revenue Refunding
                Series 1992, 0% due 3/1/05 (Insured: MBIA) ............................................         Aaa/AAA      319,825
880,000         Houston Water Conveyance System Contract Certificate of Participation Series F,
                7.20% due 12/15/04 (Insured: AMBAC) ...................................................         Aaa/AAA      998,483
465,000         Hunt Memorial Hospital District, 0% due 2/15/01 .......................................         A/A          373,762
2,000,000       Leander Independent School District Unlimited Tax School Building & Refunding
                Series 1992, 0% due 8/15/05 (PSF Guaranteed) ..........................................         Aaa/NR     1,356,920
800,000         Mesquite General Obligation, 0% due 2/15/02 ...........................................         A1/A+        630,408
800,000         Midland County Hospital District Revenue Series 1991, 0% due 6/1/07 ...................         NR/BBB       425,392
500,000         North Texas Higher Educational Student Loan Revenue, 6.50% due 4/1/98 (Insured: AMBAC)          Aaa/AAA      511,895
420,000         San Antonio General Obligation, 5.00% due 8/1/00 ......................................         Aa/AA        417,778
715,000         Tarrant County Health Fac, 6.00% due 9/1/04
                (Harris Methodist Health Systems Project; Insured: AMBAC) .............................         Aaa/AAA      753,388
1,495,000       Texas Water Resource Financing Authority Revenue, 7.30% due 2/15/04
                (Insured: AMBAC) ......................................................................         Aaa/AAA    1,560,944
500,000         Trinity River Auth Interim Water Rev, 5.75% due 10/15/00 (Livingston Project) .........         A1/A+        500,370
400,000         Trinity Texas Housing Finance Corporation Multifamily Housing Revenue, 10.00%
                due 6/1/98 (Timberline Apartments Project) ............................................         NR/NR        400,000
                                                                                                        U.S. Virgin I   (1.2%)
3,000,000       U.S. Virgin Islands Water & Power Authority Series A, 7.40% due 7/1/11 ................         NR/NR      3,177,420

                                                                                                             Utah            (1.6%)
2,000,000       Intermountain Power Agency Revenue, 0% pre-refunded 7/1/00 ............................         Aaa/AAA    1,718,080
2,500,000       Salt Lake County Housing Authority Multifamily Housing Revenue Refunding
                Series 1993, 5.40% due 12/15/18, put 12/15/03 (Summertree Project;
                LOC: First Security Bank) .............................................................         A1/NR      2,547,625
394,997         Utah State Housing Financing Agency Capital Appreciation Res. Mortgage Series 83-A,
                0% due 7/1/16 .........................................................................         NR/AA         55,489
                                                                                                             Virginia        (3.5%)
2,000,000       Hampton Redevelopment Housing Authority Multifamily Housing Revenue & Refunding
                Series 1994, 7.00% due 7/1/24, mandatory put 7/1/04 (Chase Hampton II Apts. Project) ..         NR/NR      2,137,720
320,000         Peninsula Ports Authority Hospital Revenue, 8.00% due 8/1/99
                (Mary Immaculate Hospital Project) ....................................................         NR/A-        342,266
2,000,000       Suffolk Redevelopment Housing Authority Multifamily Housing Revenue & Refunding
                Series 1994, 7.00% due 7/1/24, mandatory put 7/1/04 (Chase Heritage @ Dulles Project) .         NR/NR      2,124,380
665,000         Virginia Beach General Obligation, 5.90% due 7/15/08 ..................................         Aa/AA        690,104
1,030,000       Virginia State Housing Development Authority Series C-7, 5.40% due 1/1/01 .............         Aa/AA+     1,050,827
1,000,000       Virginia State Housing Development Authority Series H-1, 6.60% due 7/1/08 .............         Aa/AA+     1,054,250
1,000,000       Virginia Housing Dev. Auth. Commonwealth Mortgage Series 1992-C, 6.75% due 7/1/11 .....         Aa/AA      1,041,010
1,000,000       Virginia Public School Authority, 6.80% due 1/15/05 pre-refunded 1/15/99
                (School Funding Project) ..............................................................         Aaa/AAA    1,056,770
                                                                                                             Washington      (2.4%)
1,000,000       Bremerton Water & Sewer Improvement Revenue Series B, 6.00% due 9/1/03
                (Insured: FGIC) .......................................................................         Aaa/AAA    1,061,590
1,100,000       Clark County Industrial Revenue Solid Waste Transfer Stations Series 1991, 7.50%
                due 12/15/06 (Columbia Resource Company Project; LOC: U.S. Bank of Oregon) ............         A1/NR      1,185,261
1,500,000       Pilchuck Development Public Corporation IDRB Series 1993,
                6.25% due 8/1/10 (Little Neck Properties Project; LOC: U.S. Bancorp) ..................         A1/NR      1,524,090
790,000         Port of Grays Harbor Revenue Refunding, 6.05% due 12/1/02 .............................         A/BBB+       825,479
400,000         Washington Health Care Facilities Authority Revenue, 7.875% due 12/1/09
                (LOC: Allied Irish Banks) .............................................................         NR/A         432,948
1,000,000       Washington Health Care Facilities Authority Pooled Equipment Series 1992-B,
                7.20% due 6/1/02 (Kadlec Medical Center Project) ......................................         Baa1/NR    1,054,520
400,000         Washington Public Power Supply System Series 1991-A, 6.75% due 7/1/05 (Project: 1) ....         Aa/AA        433,108
                                                                                                          West Virginia   (1.9%)
2,000,000       West Virginia Sate Building Commission Lottery Revenue, 5.50% due 7/1/05
                                                                                                          (Insured MBIA)   2,057,220
3,100,000       West Virginia Parkways Economic Development and Tourism Authority Parkway
                Revenue Refunding, 6.13% (variable rate) due 5/15/02 (Insured: FGIC) ..................         Aaa/AAA    2,965,274
                                                                                                           Wisconsin       (0.8%)
375,000         Bass Lake PCRB, 6.50% due 4/1/05 (Johnson Timber Corp. Project; SBA Guaranteed) .......         Aaa*/AAA*    406,421
735,000         Wisconsin Housing & Economic Development Authority Series C, 7.55% due 9/1/97
                (LOC: FHA/ GEMIC Mortgage) ............................................................         Aa/AA        740,579
1,000,000       Wisconsin Health & Education, 7.75% due 11/1/15 (Hess Memorial Hospital Project) ......         NR/NR        987,609




                                              TOTAL INVESTMENTS (Cost $260,168,983)             $270,351,409


* Indicates rating on other debt issued by the same issuer, rather than on the security held by the Fund. These securities are deemed by the Adviser to be comparable with those of issuers having debt ratings in the 4 highest grades by Moody's or S &P.
** The cost for Federal income tax purposes is the same.
 + Credit ratings are unaudited.
     See notes to financial statements.


Thornburg Family of Funds


Thornburg Limited Term Municipal Fund - National Portfolio
LTMFX is an open end mutual fund which invests in a laddered portfolio of municipal obligations from throughout the U.S. The Fund has an average maturity of 5 years or less.

Thornburg Limited  Term  Municipal  Fund -  California  Portfolio
LTCAX, a single state companion portfolio to LTMFX, offers California investors double tax-free** yields in a laddered, short maturity portfolio. The Fund has an average maturity of 5 years or less.

Thornburg  Intermediate  Municipal Fund.
THIMX is an open end mutual fund which invests in a laddered portfolio of municipal obligations from throughout the U.S. The Fund has an average maturity of 10 years or less.

Thornburg Florida Intermediate Municipal Fund
Thornburg Florida Intermediate Fund, a single state companion fund to THIMX, offers Florida investors a balanced approach to double tax-free** yields. The Fund has an average maturity of 10 years or less.

Thornburg  New Mexico  Intermediate  Municipal  Fund
THNMX, a single state companion fund to THIMX, offers New Mexico investors a balanced approach to double tax-free** yields. The Fund has an average maturity of 10 years or less.

Thornburg Limited
Term U.S. Government Fund LTUSX is an open end mutual fund which invests in short to intermediate obligations issued by the U.S. Government, its agencies or instrumentalities***. It has an average maturity of 5 years or less. It is particularly suitable for your IRA, Keogh Plan, Pension Plan, or Profit Sharing Plan.

Thornburg Limited Term Income Fund THIFX is an open end mutual fund which invests in a wide variety of taxable, investment grade, short to intermediate obligations. The Fund keeps a weighted average maturity of 5 years or less. It is also suitable for your IRA, Keogh Plan, Pension Plan, or Profit Sharing Plan.

Thornburg Value Fund A mutual fund that invests primarily in domestic equities selected on a compelling value basis using traditional fundamental research evaluation methods.

                                                                                                                      MACKENZIE

June 30, 1996
MACKENZIE                       MARKET COMMENTARY:
NATIONAL
MUNICIPAL                              During the first six months of the year       been supported by a stable US treasury
FUND                            interest rates trended higher in response to         market and high absolute levels of interest
                                faster than expected economic growth.                rates.
                                Additionally, energy and grain prices went                  For the twelve months ended June 30,
                                up because of colder than normal weather             1996, the total return of the Mackenzie
--------------------            and low inventories of these commodities.            National Municipal Fund was 4.69% without
ANNUAL                          On the labor front, a surprising number of           sales charge.  This compares with the average
REPORT                          new jobs were created and unemployment               of all General Municipal Debt Funds
--------------------            declined, leading to an increase in labor            tracked by Lipper Analytical Services, Inc.
This report and the             costs.  Historically, these factors have pre-        which was 5.67% for the same period.  (For
financial statements            saged an increase in inflation and as market         the Fund's total return with sales charge and
contained herein are            participants fear a repeat of the downturn in        performance commentary, please see the
submitted for the general       bond prices similar to 1994, the tone of the         following page.)
information of the share-       fixed income markets has swung dramati-                     As municipalities continue to focus
holders.  This report is        cally from complacency to caution.                   on improving their balance sheets, municipal
not authorized for distrib-           Our research indicates the pace of             credit fundamentals are enhanced.  For
ution to prospective            economic growth will moderate in the months          example, Standard & Poor's recently increased
investors unless preced-        to come as we believe the economy is in the          its rating on a new municipal issue from
ed or accompanied by an         later stages of a longer term economic               California to A+.  This reflects the State's
effective prospectus.           recovery.  This deceleration should allay fears      ability to successfully handle its budgetary
                                of a resurgence of inflation.  Additionally,         concerns.  We believe a stable supply of
Mackenzie Investment            the Federal Reserve Board is firmly commit-          municipal issuance and increased demand
Management Inc.                 ted to price stability and we expect that they       should allow the municipal board market
Via Mizner Financial            will act to defend this mission. Monetary            to perform well in the months ahead.
Plaza                           policy is currently somewhat restrictive
700 South Federal Hwy.          which should act as a brake on the economy           MACKENZIE INVESTMENT MANAGEMENT, INC.
Boca Raton, FL 33432            over the near future.
1-800-456-5111                        The municipal bond market continues
                                to outperform US treasuries.  The most
                                predominant reason for the strength in the
                                municipal market is likely explained by a
                                shift in asset allocation. Equity investors,
                                who are uncomfortable with the increased
                                volatility of US stock markets, have been
                                rotating assets into municipal bond funds.
                                Should equity markets continue to experi-
                                ence volatility, we would expect this trend to
                                persist.  The municipal bond market has also
                                ---------------------------------------------------------------------------------------------------
                                  BOARD OF TRUSTEES          OFFICERS             TRANSFER AGENT                  MANAGER
                                John S. Anderegg, Jr.   Michael G. Landry,        Ivy Mackenzie            Mackenzie Investment
                                   Paul H. Broyhill         President             Services Corp.              Management Inc.
                                   Stanley Channick     Keith J. Carlson,         P.O. Box 3022                Boca Raton, FL
                                  Frank W. DeFriece       Vice President          Boca Raton, FL
                                    Roy J. Glauber      C. William Ferris,          33431-0922                  DISTRIBUTOR
                                  Michael G. Landry    Secretary/Treasurer        1-800-777-6472               Ivy Mackenzie
                                 Joseph G. Rosenthal                                                         Distributors, Inc.
                                   J. Brendan Swan          CUSTODIAN                AUDITORS            Via Mizner Financial Plaza
                                                          Brown Brothers     Coopers & Lybrand L.L.P.    700 South Federal Highway
                                    LEGAL COUNSEL         Harriman & Co.       Fort Lauderdale, FL          Boca Raton, FL 33432
                                    Dechert Price           Boston, MA
                                       & Rhoads                                                               [LOGO IVY MACKENZIE]
                                      Boston, MA



PERFORMANCE COMMENTARY
For the twelve months ended June 30, 1996, the Mackenzie National Municipal Fund had a total return of 4.69%. This compares with the average of all General Municipal Debt Funds tracked by Lipper Analytical Services, Inc. which was 5.67% for the same period. The Fund's underperformance can be attributed to the manager's decision to extend the average duration of the Fund as a means of providing a higher level of tax-free income.

                      PERFORMANCE COMPARISON OF A $10,000
                     INVESTMENT SINCE INCEPTION OF THE FUND

                               <COMPARISON CHART>

All figures mentioned in the Market Commentary and in the chart and table reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The principal value of the Mackenzie National Municipal Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The Lehman Bros. 5-Year Municipal Bond Index is an unmanaged index of municipal bonds that assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses.
Please note that Treasury Bills are short-term interest bearing instruments which are guaranteed as to timely payment of principal and interest by the U.S. Government.
Performance is calculated for Class A shares of the Fund unless otherwise noted. Because Class B shares bear the expense of a higher distribution fee it is expected that the level of performance of the Fund 's Class B shares will be lower than that of the Fund 's Class A shares.
Total returns in some periods were higher due to reimbursement of the Fund 's expenses. See Financial Highlights.

---------------------------------------------------------------------------------------------
                                      MACKENZIE NATIONAL MUNICIPAL FUND
                                          FOR PERIOD ENDING 6/30/96
                      Class A*-with sales charge
                      Average Annual                           Class B**
                       Total Return                   Average Annual Total Return
---------------------------------------------------------------------------------------------
                  w/Reimb.    w/o Reimb.           w/Reimb.                 w/o Reimb.
---------------------------------------------------------------------------------------------
                                             w/CDSC      w/o CDSC      w/CDSC      w/o CDSC
---------------------------------------------------------------------------------------------
      1 Yr.        (.28)%       (.69)%       (1.12)%       3.88%       (1.52)%       3.46%
---------------------------------------------------------------------------------------------
     5 Yr.         5.49%        5.23%         --           --           --           --
---------------------------------------------------------------------------------------------
Since Inception    6.20%        5.10%         3.55%        4.82%        3.22%        4.49%
---------------------------------------------------------------------------------------------

 *Class A performance figures include the maximum sales charge of 4.75%. **Class B performance figures are calculated with and without the applicable
  Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.

-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1996

(UNAUDITED)
  RATINGS
-----------
MOODY'S/S&P        MUNICIPAL BONDS AND NOTES -- 95.4%                                                   PRINCIPAL     VALUE
----------------------------------------------------------------------------------------------------------------------------------
                   ARIZONA -- 8.1%
A1       AA        Phoenix Arizona Highway Revenue (NC), 9.25%, 07/01/07...............................  $  565,000   $   735,913
NR       AA        Tucson (GO)(NC), 9.75%, 07/01/12 (Escrowed to Maturity).............................     400,000       562,500
NR       AA        Tucson (GO)(NC), 9.75%, 07/01/13 (Escrowed to Maturity).............................     500,000       718,125
                                                                                                                      -----------
                                                                                                                        2,016,538
                                                                                                                      -----------
                   CALIFORNIA -- 9.9%
NR       BBB-      Adelanto California Public Financing Authority , 6.30%, 09/01/28....................     500,000       470,000
NR       A-        California Health Facilities Authority (Pomona), 7.00%, 01/01/17....................   1,000,000     1,015,180
Baa      NR        Irwindale California Industrial Development, 6.60%, 08/01/18........................     200,000       200,500
A1       NR        Kern California High School District, 7.00%, 08/01/10...............................     165,000       183,563
Baa1     A-        Los Angeles County California Certificate of Participation (Disney Parking Project)
                     (NC), 0.00%, 09/01/06.............................................................     500,000       262,500
Aa       AA-       Southern California Public Power Authority (NC), 0.00%, 07/01/14....................   1,000,000       333,750
                                                                                                                      -----------
                                                                                                                        2,465,493
                                                                                                                      -----------
                   COLORADO -- 1.7%
NR       AAA       Colorado Health Facilities Authority, 0.00%, 07/15/20...............................     500,000        93,750
Aaa      NR        Dawson Ridge Colorado (GO)(NC), 0.00%, 10/01/22 (Escrowed to Maturity)..............   2,000,000       320,000
                                                                                                                      -----------
                                                                                                                          413,750
                                                                                                                      -----------
                   CONNECTICUT -- 1.8%
Baa1     NR        Connecticut State Health Facilities & Education, 5.75%, 07/01/23....................     500,000       438,750
                                                                                                                      -----------
                   DISTRICT OF COLUMBIA -- 0.4%
A1       A+        Georgetown University, D.C. (MBIA Insured), 8.25%, 04/01/18.........................     100,000       107,250
                                                                                                                      -----------
                   FLORIDA -- 7.1%
Aa       AA        Florida State Board of Education (GO), 9.125%, 06/01/14.............................     110,000       151,800
Aa       AA        Florida State Board of Education (GO), 9.125%, 06/01/14 (Escrowed to Maturity)......     690,000       950,475
Aaa      AAA       Orlando & Orange County Expressway (NC)(FGIC Insured), 8.25%, 07/01/14..............     500,000       645,625
                                                                                                                      -----------
                                                                                                                        1,747,900
                                                                                                                      -----------
                   GEORGIA -- 6.5%
A        A         Municipal Electric Authority of Georgia (NC), 10.00%, 01/01/10......................     250,000       340,312
Aaa      NR        Richmond County Georgia Development Authority Revenue, 0.00%, 12/01/21..............   1,500,000       260,625
Baa      BBB+      Savannah Georgia Hospital Authority Revenue, 7.00%, 01/01/23........................   1,000,000     1,016,250
                                                                                                                      -----------
                                                                                                                        1,617,187
                                                                                                                      -----------
                   ILLINOIS -- 14.8%
A1       A+        Illinois Educational Facility Authority, 7.125%, 07/01/11...........................     320,000       353,200
Aaa      AAA       Illinois Health Facility Authority (CGIC Insured), 7.60%, 08/15/10 (Escrowed to
                     Maturity).........................................................................      46,000        52,843
Aaa      AAA       Illinois Health Facility Authority (CGIC Insured), 7.60%, 08/15/10..................     750,000       829,687
Aa       NR        Sangamon County Illinois (GO), 7.45%, 11/15/06......................................     800,000       937,000
Baa      BBB       Southwestern Illinois Medical Facilties Revenue, 7.00%, 08/15/12....................   1,000,000       997,500
Aaa      AAA       Will & Kendall Counties Illinois School District #202, 5.45%, 01/01/05..............     500,000       504,375
                                                                                                                      -----------
                                                                                                                        3,674,605
                                                                                                                      -----------
                   MAINE -- 0.4%
NR       A         Municipal Bond Bank, 7.65%, 11/01/98 (Pre-refunded).................................      85,000        93,287
                                                                                                                      -----------
                   MARYLAND -- 1.8%
Baa      NR        Prince George County Maryland Medical Hospital Revenue, 6.375%, 01/01/23............     500,000       458,125
                                                                                                                      -----------
                   MASSACHUSETTS -- 4.9%
Aaa      AAA       Boston Massachusetts Water & Sewer, 10.875%, 01/01/09 (Escrowed to Maturity)........     500,000       683,750
Baa      BBB       Massachusetts State Health & Educational Facilities Authority, 6.625%, 11/15/22.....     500,000       486,250
NR       BBB+      Massachusetts State Housing, Series B, 8.10%, 08/01/23..............................      50,000        52,375
                                                                                                                      -----------
                                                                                                                        1,222,375
                                                                                                                      -----------
                   MICHIGAN -- 10.3%
Aaa      AAA       Kent Hospital Finance Authority (MBIA Insured), 7.25%, 01/15/13.....................   1,000,000     1,158,750
Baa      BBB-      Pontiac Michigan Hospital Finance Authority, 6.00%, 08/01/23........................   1,000,000       891,250
Aaa      AAA       Romulus, Michigan School Building (GO) (FGIC Insured), 0.00%, 05/01/07
                     (Pre-refunded)....................................................................   2,500,000       509,375
                                                                                                                      -----------
                                                                                                                        2,559,375
                                                                                                                      -----------
                   NEW HAMPSHIRE -- 4.2%
Baa3     BB        New Hampshire IDA Pollution Control (Central Maine Power Co.), 7.375%, 05/01/14.....   1,000,000     1,047,500
                                                                                                                      -----------

                      (See Notes to Financial Statements)

JUNE 30, 1996

(UNAUDITED)
  RATINGS
-----------
MOODY'S/S&P        MUNICIPAL BONDS AND NOTES                                                             PRINCIPAL    VALUE
----------------------------------------------------------------------------------------------------------------------------------
                   NEW YORK -- 8.4%
Baa1     BBB       Metropolitan Transit Authority New York Service Facilities, 7.00%, 07/01/04.........  $  500,000   $   545,000
Baa1     BBB       New York State Urban Development Corp., 0.00%, 01/01/08.............................   1,000,000       507,500
Baa      BBB-      New York City Health & Hospital Corporation, 6.30%, 02/15/20........................     500,000       473,750
NR       A         Onondaga County New York Industrial Development Agency, 7.90%, 01/01/17.............     500,000       548,750
                                                                                                                      -----------
                                                                                                                        2,075,000
                                                                                                                      -----------
                   OHIO -- 5.5%
A        A         Franklin County Ohio Hospital Revenue, 5.80%, 12/01/05..............................     500,000       510,625
Baa      BBB-      Stark City Ohio Hospital Revenue, 6.00%, 04/01/24...................................   1,000,000       855,000
                                                                                                                      -----------
                                                                                                                        1,365,625
                                                                                                                      -----------
                   PENNSYLVANIA -- 2.2%
NR       A-        Allegheny County PA Hospital Revenue (Allegheny Valley Hospital), 7.00%, 08/01/15...     500,000       535,625
                                                                                                                      -----------
                   PUERTO RICO -- 1.8%
Baa1     A         Puerto Rico Commonwealth Public Improvement, 0.00%, 07/01/04........................     100,000        65,750
Baa1     A         Puerto Rico Commonwealth Improvement, 5.10%, 07/01/02...............................      50,000        50,500
Baa1     A         Puerto Rico Public Buildings Authority Revenue, 6.60%, 07/01/04.....................     200,000       218,250
Baa1     A-        Puerto Rico Municipal Financing Agency, 5.70%, 07/01/03.............................     100,000       102,750
                                                                                                                      -----------
                                                                                                                          437,250
                                                                                                                      -----------
                   TENNESSEE -- 1.4%
Aaa      NR        Nashville & Davidson County Tennessee Health & Education Board Revenue (NC),
                   0.00%, 06/01/21.....................................................................   2,000,000       352,500
                                                                                                                      -----------
                   UTAH -- 4.2%
Aa       AA-       Intermountain Power Agency Utah Power Supply (MBIA Insured), 7.20%, 07/01/16........   1,000,000     1,043,900
                                                                                                                      -----------
                   TOTAL INVESTMENTS -- 95.4%
                   (Cost -- $23,465,671)*..............................................................                23,672,035
                   OTHER ASSETS, LESS LIABILITIES -- 4.6%..............................................                 1,130,197
                                                                                                                      -----------
                   NET ASSETS -- 100%..................................................................               $24,802,232
                                                                                                                      ===========
                   *Cost is approximately the same for Federal income tax purposes.
                   CGIC  - Capital Guaranty Insurance Company
                   FGIC  - Financial Guaranty Insurance Company
                   GO    - General Obligation
                   MBIA  - Municipal Bond Insurance Association
                   NC    - Non Callable
                   NR    - Not Rated
                   OTHER INFORMATION:
                   At June 30, 1996, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
                      Gross unrealized appreciation................................................................   $   824,818
                      Gross unrealized depreciation................................................................      (618,454)
                                                                                                                      -----------
                              Net unrealized appreciation..........................................................   $   206,364
                                                                                                                      ===========
                   Purchases and sales of municipal securities aggregated $14,816,942 and $19,387,005 respectively, for the period ended June 30, 1996.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30 1996

ASSETS
Investments, at value (identified cost -- $23,465,671)..............................................................  $23,672,035
Cash................................................................................................................      547,196
Receivables:
  Interest..........................................................................................................      588,232
  Manager for expense reimbursement.................................................................................        9,132
Deferred organization expenses......................................................................................        4,614
Other assets........................................................................................................        4,655
                                                                                                                      -----------
  Total assets......................................................................................................   24,825,864
                                                                                                                      -----------
LIABILITIES
Payables:
  Management fee....................................................................................................       10,727
  12b-1 service and distribution fees...............................................................................        5,505
  Administrative services fee.......................................................................................        1,950
  Fund accounting...................................................................................................        2,250
  Transfer agent....................................................................................................        2,733
Other accrued expenses and liabilities..............................................................................          467
                                                                                                                      -----------
  Total liabilities.................................................................................................       23,632
                                                                                                                      -----------
NET ASSETS..........................................................................................................  $24,802,232
                                                                                                                      ===========
CLASS A:
Net asset value and redemption price per share ($23,673,466 / 2,434,281 shares outstanding).........................  $      9.73
                                                                                                                      ===========
Maximum offering price per share ($9.73 x 100 / 95.25)*.............................................................  $     10.22
                                                                                                                      ===========
CLASS B:
Net asset value and offering price per share ($1,128,766 / 116,164 shares outstanding)**............................  $      9.72
                                                                                                                      ===========
NET ASSETS CONSIST OF:
  Capital paid-in...................................................................................................  $24,870,851
  Accumulated net realized loss on investments......................................................................     (303,962)
  Accumulated undistributed net investment income...................................................................       28,979
  Net unrealized appreciation on investments........................................................................      206,364
                                                                                                                      -----------
NET ASSETS..........................................................................................................  $24,802,232
                                                                                                                      ===========

 * On sales of more than $100,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1996

Investment income
  Interest................................................................................................             $1,644,752
                                                                                                                       ----------
Expenses
  Management fee..........................................................................................  $146,137
  Transfer agent fee......................................................................................    32,761
  Administrative services fee.............................................................................    26,570
  Custodian fees..........................................................................................     9,078
  Blue Sky fees...........................................................................................    23,862
  Auditing and accounting fees............................................................................    30,364
  Shareholder reports.....................................................................................     4,419
  Amortization of organization expenses...................................................................     1,666
  Fund accounting.........................................................................................    27,338
  Trustees' fees..........................................................................................     4,860
  12b-1 service and distribution fees
    Class A...............................................................................................    64,109
    Class B...............................................................................................     9,273
  Legal...................................................................................................    25,796
  Other...................................................................................................     4,788
                                                                                                                       ----------
                                                                                                                          411,021
  Expenses reimbursed by manager..........................................................................               (106,248)
  Fees paid indirectly....................................................................................                 (5,544)
                                                                                                                       ----------
    Net expenses..........................................................................................                299,229
                                                                                                                       ----------
NET INVESTMENT INCOME.....................................................................................              1,345,523
                                                                                                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments........................................................................                580,623
  Net unrealized depreciation during the period on investments............................................               (653,884)
                                                                                                                       ----------
    Net loss on investments...............................................................................                (73,261)
                                                                                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................................             $1,272,262
                                                                                                                       ==========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED JUNE 30, 1996 AND 1995

                                                                                                          1996           1995
                                                                                                       -----------   ------------
DECREASE IN NET ASSETS
Operations:
  Net investment income..............................................................................  $ 1,345,523   $  1,732,616
  Net realized gain (loss) on investments............................................................      580,623     (1,092,548)
  Net unrealized appreciation (depreciation) during the period on investments........................     (653,884)     1,549,158
                                                                                                       -----------   ------------
    Net income resulting from operations.............................................................    1,272,262      2,189,226
                                                                                                       -----------   ------------
Class A distributions
  From net investment income.........................................................................   (1,264,186)    (1,697,682)
  In excess of net investment income.................................................................           --        (81,064)
                                                                                                       -----------   ------------
    Total distributions to Class A shareholders......................................................   (1,264,186)    (1,778,746)
                                                                                                       -----------   ------------
Class B distributions
  From net investment income.........................................................................      (39,157)       (34,934)
  In excess of net investment income.................................................................           --         (2,373)
                                                                                                       -----------   ------------
    Total distributions to Class B shareholders......................................................      (39,157)       (37,307)
                                                                                                       -----------   ------------
Fund share transactions (Note 4):
  Class A............................................................................................   (4,659,340)   (10,413,966)
  Class B............................................................................................      373,973        261,679
                                                                                                       -----------   ------------
    Net decrease resulting from Fund share transactions..............................................   (4,285,367)   (10,152,287)
                                                                                                       -----------   ------------
TOTAL DECREASE IN NET ASSETS.........................................................................   (4,316,448)    (9,779,114)
NET ASSETS
  Beginning of period................................................................................   29,118,680     38,897,794
                                                                                                       -----------   ------------
  END OF PERIOD......................................................................................  $24,802,232   $ 29,118,680
                                                                                                       ===========   ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...............................................  $    28,979   $    (13,201)
                                                                                                       ===========   ============

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

CLASS A                                                                         FOR THE YEAR ENDED JUNE 30,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA                                    1996            1995            1994            1993            1992
                                                          -------         -------         -------         -------         -------
Net asset value, beginning of period....................  $  9.76         $  9.60         $ 10.17         $  9.94         $  9.60
                                                          -------         -------         -------         -------         -------
  Income from investment operations
  Net investment income(a)..............................      .50             .48             .57             .60             .59
  Net gain (loss) on investments (both realized and
    unrealized).........................................     (.05)            .19            (.48)            .31             .41
                                                          -------         -------         -------         -------         -------
    Total from investment operations....................      .45             .67             .09             .91            1.00
                                                          -------         -------         -------         -------         -------
  Less distributions
  From net investment income............................      .48             .48             .57             .60             .59
  In excess of net investment income....................       --             .03              --              --             .06
  From net realized gain................................       --              --             .09             .08             .01
                                                          -------         -------         -------         -------         -------
    Total distributions.................................      .48             .51             .66             .68             .66
                                                          -------         -------         -------         -------         -------
Net asset value, end of period..........................  $  9.73         $  9.76         $  9.60         $ 10.17         $  9.94
                                                          =======         =======         =======         =======         =======
Total return(%)(b)......................................     4.69            7.21             .77            9.48           10.76
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................  $23,673         $28,351         $38,406         $42,739         $35,995
Ratio of expenses to average net assets
  With expense reimbursement(%)(c)......................     1.10            1.10            1.10            1.10            1.10
  Without expense reimbursement(%)(c)...................     1.52            1.30            1.24            1.29            1.30
Ratio of net investment income to average net
  assets(%)(a)..........................................     5.09            5.08            6.65            6.06            6.00
Portfolio turnover rate(%)..............................       58              65              68              57              62

                                                                                                                   FOR THE PERIOD
                                                                                                                   APRIL 1, 1994
                                                                                          FOR THE YEAR ENDED       (COMMENCEMENT)
CLASS B                                                                                        JUNE 30,             TO JUNE 30,
                                                                                         ---------------------     --------------
SELECTED PER SHARE DATA                                                                   1996           1995           1994
                                                                                         ------         ------     --------------
Net asset value, beginning of period...................................................  $ 9.76         $ 9.60         $ 9.69
                                                                                         ------         ------         ------
  Income from investment operations
  Net investment income(a).............................................................     .43            .41            .11
  Net gain (loss) on investments (both realized and unrealized)........................    (.05)           .19           (.06)
                                                                                         ------         ------         ------
    Total from investment operations...................................................     .38            .60            .05
                                                                                         ------         ------         ------
  Less distributions
  From net investment income...........................................................     .42            .41            .11
  In excess of net investment income...................................................      --            .03            .03
                                                                                         ------         ------         ------
    Total distributions................................................................     .42            .44            .14
                                                                                         ------         ------         ------
Net asset value, end of period.........................................................  $ 9.72         $ 9.76         $ 9.60
                                                                                         ======         ======     ==========
Total return(%)........................................................................    3.88(b)        6.42(b)         .55(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...............................................  $1,129         $  767         $  492
Ratio of expenses to average net assets
  With expense reimbursement(%)(c).....................................................    1.85           1.85           1.85(e)
  Without expense reimbursement(%)(c)..................................................    2.27           2.05           1.99(e)
Ratio of net investment income to average net assets(%)(a).............................    4.34           4.33           5.90(e)
Portfolio turnover rate(%).............................................................      58             65             68


(a)      Net investment income is net of expenses reimbursed by manager.
(b)      Total return does not reflect a sales charge.
(c) Beginning in July 1995, total expenses include fees paid indirectly through an expense offset arrangement.
(d) Total return represents aggregate total return and does not reflect a sales charge.
(e)      Annualized.



                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

    Mackenzie National Municipal Fund (the Fund) is a series of shares of Mackenzie Series Trust. The shares of beneficial interest are $.001 par value and an unlimited number of shares of Class A and Class B are authorized. Mackenzie Series Trust was organized as a Massachusetts business trust under a Declaration of Trust dated April 22, 1985 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

    SECURITY VALUATION -- Municipal securities are valued utilizing primarily the latest bid prices or, if bid prices are not available, on the basis of valuation based upon a matrix system (which considers factors such as security prices, yields, maturities and ratings), both as furnished by an independent pricing service approved by the Board of Trustees (the Board).

    SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

    FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

    The Fund has a net tax-basis capital loss carryforward of approximately $249,000 as of June 30, 1996 which may be applied against any realized net taxable gains of each succeeding fiscal year until fully realized or until the expiration date, whichever occurs first. The carryforward expires $59,000 in 1997, $85,000 in 2003 and $105,000 in 2004.

    DISTRIBUTIONS TO SHAREHOLDERS -- Normally, distributions from net investment income are declared monthly, and net realized capital gains, if any, are declared in June. An additional distribution may be declared if necessary to avoid the payment of a four percent Federal excise tax.

    On January 1, 1996, under a Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, approved by the Fund's Board December 2, 1995, the Fund discontinued its practice of declaring daily a dividend to Class A shares at the rate per share of the excess 12b-1 fees of Class B shares over Class A shares.

    For the Fund's taxable year ended June 30, 1996, 100% of the distributions paid were exempt interest dividends for Federal income tax purposes.

    DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its issuing Class B shares have been deferred and are being amortized on a straight-line basis over a five year period.

    RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net realized gain (loss) on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

    FEES PAID INDIRECTLY -- The Fund has an arrangement whereby a certain percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out of pocket expenses. For the year ended June 30, 1996, custody fees were reduced by $5,544 under this arrangement.

2. RELATED PARTIES

    Mackenzie Investment Management Inc. (MIMI) is the Manager and Investment Adviser of the Fund. For its services, MIMI receives a fee monthly at the annual rate of .55% on the Fund's average net assets.

    If the Fund's total expenses in any fiscal year (excluding interest, taxes, brokerage commissions, extraordinary expenses and other expenses subject to approval by state securities administrators) exceed limits applicable under state securities laws, MIMI will bear the excess expenses. Currently, MIMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of .85% of its average net assets. The voluntary expense limitation may be terminated or revised at any time on 30 days notice to shareholders. Expenses reimbursed by manager reflected in the Statement of Operations consists of a voluntary reimbursement.

    MIMI also provides certain administrative, accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

    Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended June 30, 1996, the net amount of underwriting discount retained by IMDI was $2,051.

    Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value. Class B shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees are reflected as 12b-1 service and distribution fees in the Statement of Operations.

    Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. The Fund pays a monthly fee and certain out-of-pocket expenses. Such fees and expenses are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

    Trustees who are not affiliated with MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

    Fund share transactions for both Class A and Class B were as follows:

                                   YEAR ENDED                YEAR ENDED
                                 JUNE 30, 1996              JUNE 30, 1995
                             ----------------------   -------------------------
CLASS A                       SHARES     AMOUNT        SHARES        AMOUNT
---------------------------  --------   -----------   ----------   ------------
Sold.......................   235,088   $ 2,311,839      535,305   $  5,065,584
Issued on reinvestment of
 distributions.............    64,174       632,427       82,259        780,601
Repurchased................  (770,220)   (7,603,606)  (1,714,631)   (16,260,151)
                             --------   -----------   ----------   ------------
Net decrease...............  (470,958)  $(4,659,340)  (1,097,067)  $(10,413,966)
                             ========== ============= ============ ==============

                                   YEAR ENDED                YEAR ENDED
                                 JUNE 30, 1996              JUNE 30, 1995
                             ----------------------   -------------------------
CLASS B                        SHARES      AMOUNT        SHARES        AMOUNT
----------------------------  --------   -----------   ----------   ------------
Sold.......................    48,696   $   485,932       40,698   $    393,357
Issued on reinvestment of
 distributions.............     1,298        12,781        2,030         19,267
Repurchased................   (12,487)     (124,740)     (15,353)      (150,945)
                             --------   -----------   ----------   ------------
Net increase...............    37,507   $   373,973       27,375   $    261,679
                             ========== ============= ============ ============

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and
Board of Trustees of
Mackenzie National Municipal Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of June 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
August 15, 1996

MNMF-2-896

DECEMBER 31, 1996
                                                               [MACKENZIE LOGO]

MACKENZIE NATIONAL MUNICIPAL FUND


MARKET COMMENTARY:

        Overall, fixed income markets in 1996 were marked by unfulfilled expectations and interest rate volatility. Following a quarter point decrease in the discount rate in January 1996, there were several indicators pointing to increased economic growth--increased wage pressure, higher petroleum and grain prices, a strong dollar and full employment--and bond markets responded by pushing interest rates higher.
        Later in the year, market participants watched guardedly for inflation to rear its head. However, US Gross Domestic Product (GDP) and the Consumer Price Index (CPI) continued to reflect moderate growth which resulted in interest rates coming down, only to rise again by year end.
        The municipal bond market also had to contend with interest rate volatility and inflationary pressures caused by increased economic growth, as well as first quarter concerns about proposed tax reform. We believe continued evidence of a moderating economy should, however, keep interest rates in a trading range and inflation should remain low. But the threat of tax reform still looms. A Republican-controlled Congress could bring tax reform and related issues to the forefront once again. The demand for municipal bonds has, however, remained strong as supply continued to decrease from its high in 1993.
        Municipal credit rating agencies have come under fire for not detecting fiscal problems early enough to warn investors. We believe it will be important, therefore, to focus on higher credit quality and strong underlying fundamentals in the coming year.
        The Mackenzie National Municipal Fund maintains its disciplined investment approach and focus on investment grade bonds. With an aveage maturity of just more than 18 years and broad diversification across many issuers, we believe this Fund should provide conservative tax-free investors with a good balance of yield and return.

MACKENZIE INVESTMENT MANAGEMENT, INC.


    BOARD OF TRUSTEES                        OFFICERS                          TRANSFER AGENT                       MANAGER
  John S. Anderegg, Jr.            Michael G. Landry, Chairman                 Ivy Mackenzie                  Mackenzie Investment
     Paul H. Broyhill              Keith J. Carlson, President                 Services Corp.                    Management Inc.
     Keith J. Carlson                  C. William Ferris,                       P.O. Box 3022                    Boca Raton, FL
     Stanley Channick                  Secretary/Treasurer                Boca Raton, FL 33431-0922
  Frank W. DeFriece, Jr.                                                      1-800-777-6472                     DISTRIBUTOR
      Roy J. Glauber                        CUSTODIAN                                                           Ivy Mackenzie
    Michael G. Landry             Brown Brothers Harriman & Co.                   AUDITORS                    Distributors, Inc.
   Joseph G. Rosenthal                      Boston, MA                   Coopers & Lybrand L.L.P.        Via Mizner Financial Plaza
     J. Brendan Swan                                                       Fort Lauderdale, FL            700 South Federal Highway
                                                                                                             Boca Raton, FL 33432
      LEGAL COUNSEL
  Dechert Price & Rhoads
        Boston, MA


PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996 (UNAUDITED)

  (UNAUDITED)
    RATINGS
-------------
  MOODY'S/S&P     MUNICIPAL BONDS AND NOTES -- 95.4%                            PRINCIPAL    VALUE
---------------------------------------------------------------------------------------------------------
                  ARIZONA -- 5.7%
NR       AA       Tucson (GO)(NC), 9.75%, 07/01/12 (Escrowed to Maturity).....  $  400,000   $   572,500
NR       AA       Tucson (GO)(NC), 9.75%, 07/01/13 (Escrowed to Maturity).....     500,000       731,250
                                                                                             -----------
                                                                                               1,303,750
                                                                                             -----------
                  CALIFORNIA -- 13.3%
NR       A-       California Health Facilities Authority (Pomona), 7.00%,
                    01/01/17..................................................     350,000       355,817
NR       A-       California Health Facilities Authority (Downey Community),
                    5.625%, 05/15/28 (Pre-refunded)...........................     500,000       500,000
Baa      NR       Irwindale California Industrial Development, 6.60%,
                    08/01/18..................................................     200,000       206,500
NR       BBB      Long Beach Aquarium of the Pacific, California, 6.125%,
                    07/01/23..................................................     750,000       727,500
Baa1     BBB      Los Angeles County California Certificate of Participation
                    (Disney Parking Project) (NC),
                    0.00%, 09/01/06...........................................     500,000       280,625
Aa       AA       Los Angeles Department of Water & Power, 9.00%, 09/01/04....     500,000       627,500
Aaa      AAA      Southern California Public Power Authority (NC) (MBIA
                    Insured), 0.00%, 07/01/14.................................   1,000,000       356,250
                                                                                             -----------
                                                                                               3,054,192
                                                                                             -----------
                  COLORADO -- 2.0%
NR       AAA      Colorado Health Facilities Authority, 0.00%, 07/15/20.......     500,000       102,500
Aaa      NR       Dawson Ridge Colorado (GO)(NC), 0.00%, 10/01/22 (Escrowed to
                    Maturity).................................................   2,000,000       352,500
                                                                                             -----------
                                                                                                 455,000
                                                                                             -----------
                  CONNECTICUT -- 2.0%
Baa1     NR       Connecticut State Health Facilities & Education, 5.75%,
                    07/01/23..................................................     500,000       463,750
                                                                                             -----------
                  DISTRICT OF COLUMBIA -- 0.5%
A1       A+       Georgetown University, D.C. (MBIA Insured), 8.25%,
                    04/01/18..................................................     100,000       106,000
                                                                                             -----------
                  FLORIDA -- 7.8%
Aa       AA       Florida State Board of Education (GO), 9.125%, 06/01/14.....     110,000       154,962
Aa       AA       Florida State Board of Education (GO), 9.125%, 06/01/14
                    (Escrowed to Maturity)....................................     690,000       970,313
Aaa      AAA      Orlando & Orange County Expressway (NC)(FGIC Insured),
                    8.25%, 07/01/14...........................................     500,000       660,000
                                                                                             -----------
                                                                                               1,785,275
                                                                                             -----------
                  GEORGIA -- 7.2%
A        A        Municipal Electric Authority of Georgia (NC), 10.00%,
                    01/01/10..................................................     250,000       344,687
Aaa      NR       Richmond County Georgia Development Authority Revenue,
                    0.00%, 12/01/21...........................................   1,500,000       286,875
Baa      BBB+     Savannah Georgia Hospital Authority Revenue, 7.00%,
                    01/01/23..................................................   1,000,000     1,035,000
                                                                                             -----------
                                                                                               1,666,562
                                                                                             -----------
                  ILLINOIS -- 16.0%
A1       A+       Illinois Educational Facility Authority, 7.125%, 07/01/11...     320,000       354,800
Aaa      AAA      Illinois Health Facility Authority (CGIC Insured), 7.60%,
                    08/15/10 (Escrowed to Maturity)...........................      46,000        52,440
Aaa      AAA      Illinois Health Facility Authority (CGIC Insured), 7.60%,
                    08/15/10..................................................     750,000       831,562
Baa2     BBB-     Illinois Health Facility Authority (Proctor Community
                    Hospital), 7.00%, 01/01/04................................     200,000       204,000
Aa       NR       Sangamon County Illinois (GO), 7.45%, 11/15/06..............     800,000       950,000
Baa      BBB      Southwestern Illinois Medical Facilties Revenue, 7.00%,
                    08/15/12..................................................   1,000,000     1,035,000
Aaa      AAA      Will & Kendall Counties Illinois School District #202,
                    5.45%, 01/01/05...........................................     250,000       255,938
                                                                                             -----------
                                                                                               3,683,740
                                                                                             -----------
                  MAINE -- 0.4%
NR       A        Municipal Bond Bank, 7.65%, 11/01/98 (Pre-refunded).........      85,000        92,225
                                                                                             -----------
                  MARYLAND -- 4.3%
Baa      NR       Prince Georges County Maryland Medical Hospital Revenue,
                    6.375%, 01/01/23..........................................   1,000,000       988,750
                                                                                             -----------
                  MASSACHUSETTS -- 2.4%
Baa      BBB      Massachusetts State Health & Educational Facilities
                    Authority, 6.625%, 11/15/22...............................     500,000       501,875
NR       BBB+     Massachusetts State Housing, Series B, 8.10%, 08/01/23......      50,000        52,375
                                                                                             -----------
                                                                                                 554,250
                                                                                             -----------
                  MICHIGAN -- 9.2%
Aaa      AAA      Kent Hospital Finance Authority (MBIA Insured), 7.25%,
                    01/15/13..................................................   1,000,000     1,183,750
Baa      BBB-     Pontiac Michigan Hospital Finance Authority, 6.00%,
                    08/01/23..................................................   1,000,000       938,750
                                                                                             -----------
                                                                                               2,122,500
                                                                                             -----------
                  NEW HAMPSHIRE -- 4.6%
Baa3     BB       New Hampshire IDA Pollution Control (Central Maine Power
                    Co.), 7.375%, 05/01/14....................................   1,000,000     1,048,750
                                                                                             -----------

                      (See Notes to Financial Statements)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996 (UNAUDITED) (CONTINUED)

  (UNAUDITED)
    RATINGS
-------------
  MOODY'S/S&P     MUNICIPAL BONDS AND NOTES                                     PRINCIPAL    VALUE
---------------------------------------------------------------------------------------------------------
                  NEW YORK -- 4.6%
Baa      BBB-     New York City Health & Hospital Corporation, 6.30%,
                    02/15/20..................................................  $  500,000   $   495,000
NR       A        Onondaga County New York Industrial Development Agency,
                    7.90%, 01/01/17...........................................     500,000       551,250
                                                                                             -----------
                                                                                               1,046,250
                                                                                             -----------
                  OHIO -- 2.2%
A        A        Franklin County Ohio Hospital Revenue, 5.80%, 12/01/05......     500,000       518,750
                                                                                             -----------
                  PENNSYLVANIA -- 6.7%
NR       A-       Allegheny County PA Hospital Revenue (Allegheny Valley
                    Hospital), 7.00%, 08/01/15................................     500,000       553,750
Ba       BBB+     Philadelphia PA Hospitals & Highered Facilities Authority,
                    6.625%, 07/01/21..........................................   1,000,000       991,250
                                                                                             -----------
                                                                                               1,545,000
                                                                                             -----------
                  PUERTO RICO -- 0.3%
Baa1     A        Puerto Rico Commonwealth Public Improvement, 0.00%,
                    07/01/04..................................................     100,000        68,625
                                                                                             -----------
                  TENNESSEE -- 1.7%
Aaa      NR       Nashville & Davidson County Tennessee Health & Education
                    Board Revenue (NC),
                    0.00%, 06/01/21 (Escrowed to Maturity)....................   2,000,000       387,500
                                                                                             -----------
                  UTAH -- 4.5%
Aa       AA-      Intermountain Power Agency Utah Power Supply (MBIA Insured),
                    7.20%, 07/01/16...........................................   1,000,000     1,033,520
                                                                                             -----------
                  TOTAL INVESTMENTS -- 95.4% (Cost -- $21,235,829)*...........                21,924,389
                  OTHER ASSETS, LESS LIABILITIES -- 4.6%......................                 1,065,426
                                                                                             -----------
                  NET ASSETS -- 100%..........................................               $22,989,815
                                                                                             ===========
                  * Cost is approximately the same for Federal income tax
                    purposes.

                  OTHER INFORMATION:
                  At December 31, 1996, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
                  Gross unrealized appreciation...............................               $   862,003
                  Gross unrealized depreciation...............................                  (173,443)
                                                                                             -----------
                  Net unrealized appreciation.................................               $   688,560
                                                                                             ===========
                  Purchases and sales of municipal securities aggregated $3,496,760 and $5,884,921 respectively, for the period ended December 31, 1996.
                  CGIC  --   Capital Guaranty Insurance Company
                  FGIC  --   Financial Guaranty Insurance Company
                  GO    --   General Obligation
                  MBIA  --   Municipal Bond Insurance Association
                  NC    --   Non Callable

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $21,235,829)......  $21,924,389
Cash........................................................      542,888
Receivables
  Interest..................................................      524,912
  Manager for expense reimbursement.........................       10,334
Other assets................................................       14,476
                                                              -----------
  Total assets..............................................   23,016,999
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................          162
  Management fee............................................       10,659
  12b-1 service and distribution fees.......................        5,793
  Other payables to related parties.........................        6,996
Other accrued expenses and liabilities......................        3,574
                                                              -----------
  Total liabilities.........................................       27,184
                                                              -----------
NET ASSETS..................................................  $22,989,815
                                                              ===========
CLASS A
Net asset value and redemption price per share ($21,788,762
  / 2,192,869 shares outstanding)...........................  $      9.94
                                                              ===========
Maximum offering price per share ($9.94 x 100 / 95.25)*.....  $     10.44
                                                              ===========
CLASS B
Net asset value and offering price per share ($1,201,053 /
  120,953 shares outstanding)**.............................  $      9.93
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $22,550,955
  Accumulated net realized loss on investments..............     (205,805)
  Accumulated undistributed net investment loss.............      (43,895)
  Net unrealized appreciation on investments................      688,560
                                                              -----------
NET ASSETS..................................................  $22,989,815
                                                              ===========

 * On sales of more than $100,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)

INVESTMENT INCOME
  Interest..................................................            $  745,427
                                                                        ----------
EXPENSES
  Management fee............................................  $65,513
  Transfer agent............................................   16,413
  Administrative services fee...............................   11,911
  Custodian fees............................................    1,442
  Blue Sky fees.............................................    6,432
  Auditing and accounting fees..............................   15,963
  Shareholder reports.......................................    1,891
  Fund accounting...........................................   12,258
  Trustees' fees............................................    2,496
  12b-1 service and distribution fees.......................   34,247
  Legal.....................................................   13,869
  Other.....................................................    3,898
                                                                        ----------
                                                                           186,333
Expenses reimbursed by manager..............................               (50,787)
                                                                        ----------
  Net expenses..............................................               135,546
                                                                        ----------
NET INVESTMENT INCOME.......................................               609,881
                                                                        ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments..........................                98,157
  Net unrealized appreciation during the period on
    investments.............................................               482,196
                                                                        ----------
    Net gain on investments.................................               580,353
                                                                        ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............            $1,190,234
                                                                        ==========

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE
                                                               SIX MONTHS      FOR THE
                                                                 ENDED       YEAR ENDED
                                                              DECEMBER 31,    JUNE 30,
                                                              ------------   -----------
                                                                 1996*          1996
                                                              ------------   -----------
DECREASE IN NET ASSETS
Operations
  Net investment income.....................................  $   609,881    $ 1,345,523
  Net realized gain on investments..........................       98,157        580,623
  Net unrealized appreciation (depreciation) during the
    period on investments...................................      482,196       (653,884)
                                                              -----------    -----------
    Net income resulting from operations....................    1,190,234      1,272,262
                                                              -----------    -----------
Class A distributions
  From net investment income................................     (583,418)    (1,264,186)
  In excess of net investment income........................      (69,917)            --
                                                              -----------    -----------
    Total distributions to Class A shareholders.............     (653,335)    (1,264,186)
                                                              -----------    -----------
Class B distributions
  From net investment income................................      (26,463)       (39,157)
  In excess of net investment income........................       (2,957)            --
                                                              -----------    -----------
    Total distributions to Class B shareholders.............      (29,420)       (39,157)
                                                              -----------    -----------
Fund share transactions (Note 4)
  Class A...................................................   (2,367,132)    (4,659,340)
  Class B...................................................       47,236        373,973
                                                              -----------    -----------
    Net decrease resulting from Fund share transactions.....   (2,319,896)    (4,285,367)
                                                              -----------    -----------
TOTAL DECREASE IN NET ASSETS................................   (1,812,417)    (4,316,448)
NET ASSETS
  Beginning of period.......................................   24,802,232     29,118,680
                                                              -----------    -----------
  END OF PERIOD.............................................  $22,989,815    $24,802,232
                                                              ===========    ===========
ACCUMULATED NET INVESTMENT INCOME (LOSS)....................  $   (43,895)   $    28,979
                                                              ===========    ===========

* Unaudited

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                    FOR THE SIX
CLASS A                                            MONTHS ENDED
                                                   DECEMBER 31,                       FOR THE YEAR ENDED JUNE 30,
                                                   -------------      -----------------------------------------------------------
                                                       1996*           1996         1995         1994         1993         1992
SELECTED PER SHARE DATA                            -------------      -------      -------      -------      -------      -------
Net asset value, beginning of period.............     $  9.73         $  9.76      $  9.60      $ 10.17      $  9.94      $  9.60
                                                      -------         -------      -------      -------      -------      -------
  Income from investment operations
  Net investment income(a).......................         .26             .50          .48          .57          .60          .59
  Net realized and unrealized gain (loss) on
    investments..................................         .24            (.05)         .19         (.48)         .31          .41
                                                      -------         -------      -------      -------      -------      -------
    Total from investment operations.............         .50             .45          .67          .09          .91         1.00
                                                      -------         -------      -------      -------      -------      -------
  Less distributions
  From net investment income.....................         .26             .48          .48          .57          .60          .59
  In excess of net investment income.............         .03              --          .03           --           --          .06
  From net realized gain.........................          --              --           --          .09          .08          .01
                                                      -------         -------      -------      -------      -------      -------
    Total distributions..........................         .29             .48          .51          .66          .68          .66
                                                      -------         -------      -------      -------      -------      -------
Net asset value, end of period...................     $  9.94         $  9.73      $  9.76      $  9.60      $ 10.17      $  9.94
                                                      =======         =======      =======      =======      =======      =======
Total return(%)..................................        5.16(d)         4.69(b)      7.21(b)       .77(b)      9.48(b)     10.76(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).........     $21,789         $23,673      $28,351      $38,406      $42,739      $35,995
Ratio of expenses to average net assets
  With expense reimbursement(%)(c)...............        1.10(e)         1.12         1.10         1.10         1.10         1.10
  Without expense reimbursement(%)(c)............        1.53(e)         1.52         1.30         1.24         1.29         1.30
Ratio of net investment income to average net
  assets(%)(a)...................................        5.15(e)         5.09         5.08         6.65         6.06         6.00
Portfolio turnover rate(%).......................          15              58           65           68           57           62

                                                                                                          FOR THE PERIOD
                                                               FOR THE SIX                                 APRIL 1, 1994
CLASS B                                                       MONTHS ENDED        FOR THE YEAR ENDED     (COMMENCEMENT) TO
                                                              DECEMBER 31,             JUNE 30,              JUNE 30,
                                                              -------------      --------------------    -----------------
                                                                  1996*           1996         1995            1994
SELECTED PER SHARE DATA                                       -------------      -------      -------    -----------------
Net asset value, beginning of period........................     $  9.72         $  9.76      $  9.60         $  9.69
                                                                 -------         -------      -------        --------
  Income from investment operations
  Net investment income(a)..................................         .22             .43          .41             .11
  Net realized and unrealized gain (loss) on investments....         .24            (.05)         .19            (.06)
                                                                 -------         -------      -------        --------
    Total from investment operations........................         .46             .38          .60             .05
                                                                 -------         -------      -------        --------
  Less distributions
  From net investment income................................         .22             .42          .41             .11
  In excess of net investment income........................         .03              --          .03             .03
                                                                 -------         -------      -------        --------
    Total distributions.....................................         .25             .42          .44             .14
                                                                 -------         -------      -------        --------
Net asset value, end of period..............................     $  9.93         $  9.72      $  9.76         $  9.60
                                                                 =======         =======      =======        ========
Total return(%).............................................        4.75(d)         3.88(b)      6.42(b)          .55(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $ 1,201         $ 1,129      $   767         $   492
Ratio of expenses to average net assets
  With expense reimbursement(%)(c)..........................        1.80(e)         1.87         1.85            1.85(e)
  Without expense reimbursement(%)(c).......................        2.23(e)         2.27         2.05            1.99(e)
Ratio of net investment income to average net
  assets(%)(a)..............................................        4.46(e)         4.34         4.33            5.90(e)
Portfolio turnover rate(%)..................................          15              58           65              68
(a)    Net investment income is net of expenses reimbursed by
       manager.
(b)    Total return does not reflect a sales charge.
(c)    Beginning in July 1995, total expenses include any fees paid indirectly. The ratio of expenses to average net assets with expense reimbursement has been restated for the year ended
       June 30, 1996.
(d)    Total return represents aggregate total return and does not reflect a sales charge.
(e)    Annualized.
 *     Unaudited.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     Mackenzie National Municipal Fund (the Fund) is a diversified series of shares of Mackenzie Series Trust. The shares of beneficial interest are $.001 par value and an unlimited number of shares of Class A and Class B are authorized. Mackenzie Series Trust was organized as a Massachusetts business trust under a Declaration of Trust dated April 22, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Municipal securities are valued utilizing primarily the latest bid prices or, if bid prices are not available, on the basis of valuation based upon a matrix system (which considers factors such as security prices, yields, maturities and ratings), both as furnished by an independent pricing service approved by the Board of Trustees (the Board).

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax-basis capital loss carryforward of approximately $249,000 as of June 30, 1996 which may be applied against any realized net taxable gains of each succeeding fiscal year until fully realized or until the expiration date, whichever occurs first. The carryforward expires $59,000 in 1997, $85,000 in 2003 and $105,000 in 2004.

     DISTRIBUTIONS TO SHAREHOLDERS -- Normally, distributions from net investment income are declared monthly, and net realized capital gains, if any, are declared semi-annually. An additional distribution may be declared if necessary to avoid the payment of a four percent Federal excise tax.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net realized gain (loss) on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     FEES PAID INDIRECTLY -- The Fund has an arrangement whereby a certain percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the six months ended December 31, 1996, custody fees were not reduced under this arrangement.

2. RELATED PARTIES

     Mackenzie Investment Management Inc. (MIMI) is the Manager and Investment Adviser of the Fund. For its services, MIMI receives a fee monthly at the annual rate of .55% on its average net assets.

     Currently, MIMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of
 .85% of its average net assets. The voluntary expense limitation may be terminated or revised at any time on 30 days notice to shareholders.

     MIMI also provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended December 31, 1996, the net amount of underwriting discount retained by IMDI was $402.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value. Class B shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $28,310 and $5,937 for Class A and Class B, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $15,908 and $505 for Class A and Class B, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for both Class A and Class B were as follows:

                                 SIX MONTHS ENDED              YEAR ENDED
                                 DECEMBER 31, 1996           JUNE 30, 1996
                             -------------------------   ----------------------
CLASS A                       SHARES        AMOUNT        SHARES      AMOUNT
-------                      --------   --------------   --------   -----------
Sold.......................   157,676   $    1,549,180    235,088   $ 2,311,839
Issued on reinvestment of
 distributions.............    34,863          341,820     64,174       632,427
Repurchased................  (433,951)      (4,258,132)  (770,220)   (7,603,606)
                             --------   --------------   --------   -----------
Net decrease...............  (241,412)  $   (2,367,132)  (470,958)  $(4,659,340)
                             ========   ==============   ========   ===========

                                 SIX MONTHS ENDED              YEAR ENDED
                                 DECEMBER 31, 1996           JUNE 30, 1996
                             -------------------------   ----------------------
CLASS B                       SHARES        AMOUNT        SHARES      AMOUNT
-------                      --------   --------------   --------   -----------
Sold.......................     8,731   $       85,952     48,696   $   485,932
Issued on reinvestment of
 distributions.............       990            9,713      1,298        12,781
Repurchased................    (4,932)         (48,429)   (12,487)     (124,740)
                             --------   --------------   --------   -----------
Net increase...............     4,789   $       47,236     37,507   $   373,973
                             ========   ==============   ========   ===========

03MCNMX123196

                    STATEMENT OF ADDITIONAL INFORMATION
               Relating to the Acquisition of the Assets of
                    MACKENZIE NEW YORK MUNICIPAL FUND,
                    a series of MACKENZIE SERIES TRUST
                        Via Mizner Financial Plaza
                         700 South Federal Highway
                         Boca Raton, Florida 33432
                              (800) 456-5111
          by and in exchange solely for Class A voting shares of
              THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND,
                  a series of THORNBURG INVESTMENT TRUST
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico  87501
                              (800) 847-0200

     This Statement of Additional Information, relating specifically to the proposed acquisition of substantially all of the assets of Mackenzie New York Municipal Fund ("Mackenzie Fund"), a series of Mackenzie Series Trust, by Thornburg New York Intermediate Municipal Fund ("Thornburg Fund"), a series of Thornburg Investment Trust, in exchange solely for Class A voting shares of Thornburg Fund, consists of this cover page and the following documents, each of which is attached hereto and incorporated by reference herein:

     1. Thornburg New York Intermediate Municipal Fund Statement of Additional Information;

     2. Mackenzie Series Trust Statement of Additional Information dated October 25, 1996;

     3.   Mackenzie New York Municipal Fund Annual Report, June 30, 1996; and

     4.   Mackenzie New York Municipal Fund Semiannual Report, December 31,
1996.

     This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated July 28, 1997 relating to the above referenced acquisition may be obtained from Thornburg Investment Trust at the number and address shown above. This Statement of Additional Information relates to, and should be read with, the Prospectus/Proxy Statement.

     The financial statements of Mackenzie New York Municipal Fund contained in its Annual Report to shareholders for the fiscal year ended June 30, 1996 have been audited by Coopers & Lybrand, L.L.P., that Fund's independent auditors.

     The date of this Statement of Additional Information is July 28, 1997.

                        THORNBURG INVESTMENT TRUST
                    STATEMENT OF ADDITIONAL INFORMATION
                                    for
              THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico  87501

     Thornburg New York Intermediate Municipal Fund (the "Fund") is a series of Thornburg Investment Trust (the "Trust").

     The Fund's investment adviser is Thornburg Management Company, Inc.
(TMC).

     This Statement of Additional Information relates to the investments proposed to be made by the Fund, investment policies governing the Fund, the Fund's management, and other issues of interest to a prospective purchaser of shares in the Fund.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus dated June 1, 1997. A copy of the Prospectus may be obtained at no charge by writing to the distributor of the Fund's shares, Thornburg Securities Corporation (TSC), at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     The Trust's name was "Thornburg Income Trust" until October 1, 1995.

     The date of this Statement of Additional Information is June 1, 1997.

                             TABLE OF CONTENTS


                                                                       Page
                                                                       ----
          INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . 1
               Municipal Obligations . . . . . . . . . . . . . . . . . . 2
               Ratings . . . . . . . . . . . . . . . . . . . . . . . . . 6
               Temporary Investments . . . . . . . . . . . . . . . . . . 8
               Repurchase Agreements . . . . . . . . . . . . . . . . . . 8
               U.S. Government Obligations . . . . . . . . . . . . . . . 9

          NEW YORK ECONOMY AND PUBLIC FINANCE  . . . . . . . . . . . . . 9

          INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . .10

          YIELD AND RETURN COMPUTATION:
          Performance and Portfolio Information . . . . . . . . . . . . 13
               Computation of Yield and Return - In General . . . . . . 13
               Additional Portfolio and Performance Information . . . . 14

          DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . 14
               Distributions . . . . . . . . . . . . . . . . . . . . . .14
               Federal Income Tax Matters . . . . . . . . . . . . . . . 15
               State and Local Tax Aspects . . . . . . . . . . . . . . .18
               Accounts of Shareholders . . . . . . . . . . . . . . . . 18

          INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS . .19
               Investment Advisory Agreement . . . . . . . . . . . . . .19
               Administrative Services Agreement . . . . . . . . . . . .20

          SERVICE PLAN . . . . . . . . . . . . . . . . . . . . . . . . .20

          PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . .21

          MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . .22

          HOW TO PURCHASE FUND SHARES . . . . . . . . . . . . . . . . . 25

          NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . 27

          REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . .28

          DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . 28

          INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . . .28

                    INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of the Fund is to provide for its shareholders as high a level of current income exempt from Federal, New York State and New York City personal income taxes as is consistent, in the view of the Fund's investment adviser, TMC, with the preservation of shareholders' capital. The secondary investment objective of the Fund is reducing fluctuations in net asset value per share relative to long-term municipal bond portfolios, by maintaining a portfolio with a dollar-weighted average maturity of normally three to ten years. There is a risk in all investments, however, and there can be no assurance that the Fund's objectives will be achieved. The objective of preservation of capital may preclude the Fund from obtaining the highest available yields. The Fund was organized on March 12, 1997.

     The dollar-weighted average effective maturity of the Fund's portfolio normally is three to ten years. Price changes in the Fund's shares therefore can be expected to be more moderate than the per share fluctuations of portfolios with longer-term bonds.

     The Fund will seek to achieve its objectives by investing in a portfolio of obligations issued by New York State and the political subdivisions and the agencies thereof. The Fund may invest in obligations of United States possessions and territories or their agencies and instrumentalities. The Fund may invest more than 5% of its portfolio assets in the securities of a single issuer, provided that it may not purchase any security (other than certain United States government securities) if, as a result, more than 5% of the Trust's total assets would be invested in securities of a single issuer.

     The Fund's assets will normally consist of (1) Municipal Obligations or participation interests therein that are rated at the time of purchase within the four highest grades Aaa, Aa, A, Baa by Moody's Investors Service ("Moody's"), or AAA, AA, A, BBB by Standard & Poor's Corporation ("S&P"), or Fitch Investors Service ("Fitch"), (2) Municipal Obligations or participation interests therein that are not rated by a rating agency, but are issued by obligors that either have other comparable debt obligations that are rated within the four highest grades by Moody's S&P or Fitch, or, in the case of obligors whose obligations are unrated, are deemed by TMC to be comparable with issuers having such debt ratings, and (3) a small amount of cash or equivalents. In normal conditions, the Fund will hold cash pending investment in portfolio securities or anticipated redemption requirements. For an explanation of these ratings, please see "Ratings," page 6. to the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risk in purchasing unrated Municipal Obligations than in purchasing comparable, rated Municipal Obligations. If the Fund experienced unexpected net redemptions, it could be forced to sell such unrated Municipal Obligations at disadvantageous prices without regard to the Obligations' investment merits, depressing the Fund's net asset value and possibly reducing the Fund's overall investment performance.

     Except to the extent that the Fund is invested in temporary investments for defensive purposes, the Fund will, under normal conditions, invest 100% of its net assets in Municipal Obligations and normally will not invest less than 80% of its net assets in Municipal Obligations. This 80% policy is a fundamental investment policy of the Fund and may be changed only with the approval of a majority of the outstanding voting securities of the Fund. Under normal conditions, the Fund will attempt to invest 100%, and as a matter of fundamental policy, will invest at least 65% of its net assets in Municipal Obligations which originate in New York State.

     The ability of the Fund to achieve its investment objectives is dependent upon the continuing ability of issuers of Municipal Obligations in which the Fund invests to meet their obligations for the payment of interest and principal when due. In addition to using information provided by the rating agencies, TMC will subject each issue under consideration for investment to its own credit analysis in an effort to assess each issuer's financial soundness. This analysis is performed on a continuing basis for all issues held by the Fund. TMC subjects each issue under consideration for investment to the same or similar credit analysis that TMC applies to rated issues.

     Credit ratings are helpful in evaluating bonds, but are relevant primarily to the safety of principal and interest payments under the bonds. These ratings do not reflect the risk that market values of bonds will fluctuate with changes in interest rates. Additionally, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events subsequent to initial ratings. The Fund's investment adviser, TMC, reviews data respecting the issuers of the Fund's portfolio assets on an ongoing basis, and may dispose of portfolio securities upon a change in ratings or adverse events not reflected in ratings.

     The Fund has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities (of comparable quality to the above tax-exempt investments) that would produce interest not exempt from Federal income tax or income taxes imposed by New York State and New York City. Such temporary investments, which may include repurchase agreements with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk, may be made due to market conditions, pending investment of idle funds or to afford liquidity. See "Temporary Investments," at page 8. Such investments are, like any investment, subject to market risks and fluctuations in value. In addition, the Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. The Fund does not expect to find it necessary to make temporary investments in taxable investments.

     The Fund will not purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchase of (i) securities of the United States Government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by other governments or political subdivisions, because these issuers are not considered to be members of any industry. This restriction may not be changed unless approved by a majority of the outstanding shares of the Fund.

     The Fund's investment objectives and policies, unless otherwise specified, are not fundamental policies and may be changed by the Trustees without shareholder approval.

Municipal Obligations

     Municipal Obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal Obligations have also been issued to finance single-family mortgage loans and to finance student loans. Such obligations are included within the term "Municipal Obligations" if the interest paid thereon is exempt from federal income tax.

     The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Industrial development bonds are in most cases revenue bonds and are generally not secured by the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

     The Fund may invest in a variety of types of Municipal Obligations, including but not limited to bonds, notes (such as tax anticipation and revenue anticipation notes), commercial paper and variable rate demand instruments. Variable rate demand instruments are Municipal Obligations or participations therein, either publicly underwritten and traded or privately purchased, that provide for a periodic adjustment of the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal amount and accrued interest upon not more than seven days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such Letters of Credit, guarantees or insurance will be considered in determining whether a Municipal Obligation meets the Fund's investment criteria. See the Prospectus under the caption "Investment Objectives and Policies - Municipal Obligations."
The issuer of a variable rate demand instrument may have the corresponding right to prepay the principal amount prior to maturity.

     The Fund also may purchase fixed rate municipal demand instruments either in the public market or privately. Such instruments may provide for periodic adjustment of the interest rate paid to the holder. The "demand" feature permits the holder to demand payment of principal and interest prior to their final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. In some cases these demand instruments may be in the form of units, each of which consists of (i) a Municipal Obligation and (ii) a separate put option entitling the holder to sell to the issuer of such option the Municipal Obligation in such unit, or an equal aggregate principal amount of another Municipal Obligation of the same issuer, issue and maturity as such Municipal Obligation, at a fixed price on specified dates during the term of the put option. In those cases, each unit taken as a whole will be considered a Municipal Obligation, based upon an accompanying opinion of counsel. The Fund will invest in a fixed rate municipal demand instrument only if the instrument or the associated letter of credit, guarantee or insurance is rated within the three highest grades of a nationally recognized rating agency, or, if unrated, is deemed by TMC to be of comparable quality with issues having such debt ratings. The credit quality of such investments will be determined on a continuing basis by TMC under the supervision of the Trustees.

     The Fund also may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund also will maintain liquid assets at least equal in value to commitments for when-issued or delayed delivery securities, such assets to be segregated by State Street Bank & Trust Co., the Fund's custodian, specifically for the settlement of such commitments. The value of the segregated assets will be marked to the market daily so that the Fund will at all times maintain assets in the segregated account equal in value to the amount of these commitments. The Fund will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

     TMC will evaluate the liquidity of each Municipal Lease upon its acquisition and periodically while it is held based upon factors established by the Trustees, including (i) the frequency of trades and quotes for the obligation, (ii) the number of dealers who will buy or sell the obligation and the potential buyers for the obligation, (iii) the willingness of dealers to make a market for the obligation, and (iv) the nature and timing of marketplace trades. An unrated Municipal Lease with non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by TMC to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying Municipal Lease is unrated, if TMC determines that the Municipal Lease is readily marketable because it is backed by such letter of credit or insurance policy.

     The Fund will seek to reduce further the special risks associated with investment in Municipal Leases by investing in Municipal Leases only where, in TMC's opinion, certain factors established by the Trustees have been satisfied, including (i) the nature of the leased equipment or property is such that its ownership or use is deemed essential to a governmental function of the governmental issuer, (ii) the Municipal Lease has a shorter term to maturity than the estimated useful life of the leased property and the lease payments will commence amortization of principal at an early date,
(iii) appropriate covenants will be obtained from the governmental issuer prohibiting the substitution or purchase of similar equipment for a specified period (usually 60 days or more) in the event payments are not appropriated,

(iv) the underlying equipment has elements of portability or use that enhance its marketability in the event foreclosure on the underlying equipment was ever required, and (v) the governmental issuer's general credit is adequate. The enforceability of the "non-substitution" provisions referred to in (iii) above has not been tested by the courts. Investments not meeting certain of these criteria (such as the absence of a non-substitution clause) may be made if the Municipal Lease is subject to an agreement with a responsible party (such as the equipment vendor) providing warranties to the Fund that satisfy such criteria.

     Municipal Leases usually grant the lessee the option to purchase the leased property prior to maturity of the obligation by payment of the unpaid principal amount of the obligation and, in some cases, a prepayment fee.
Such prepayment may be required in the case of loss or destruction of the property. The prepayment of the obligation may reduce the expected yield on the invested funds if interest rates have declined below the level prevailing when the obligation was purchased.

     The Fund will not invest in illiquid securities if, as a result of the investment, more than 10% of its net assets will be invested in illiquid securities. For purposes of this limitation, "illiquid securities" shall be deemed to include (1) Municipal Leases subject to non-appropriation risk which are not rated at the time of purchase within the four highest grades by Moody's or S&P and not subject to remarketing agreements (or not currently subject to remarketing, pursuant to the conditions of any such agreement then in effect, with a responsible remarketing party, deemed by TMC to be capable of performing its obligations), (2) repurchase agreements maturing in more than seven days, (3) securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933, and
(4) other securities or participations not considered readily marketable by the Fund, provided that for purposes of the foregoing an unrated Municipal Lease which is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by TMC to be of high quality and minimal credit risk, will not be deemed to be illiquid.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. These proposals, if enacted, may have the effect of reducing the availability of investments for the Fund. Moreover, the value of the Fund's portfolio may be affected. The Fund could be compelled to reevaluate its investment objectives and policies and submit possible changes in the structure of the Fund for the approval of shareholders.

     The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. See "Ratings." It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such variations in market value of Municipal Obligations held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value of the Fund's shares.

Ratings

     Tax-Exempt Bonds. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax-exempt bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated tax-exempt bonds. The Aaa and Aa rated tax-exempt bonds comprise what are generally known as "high grade bonds." Tax-exempt bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax-exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax-exempt bonds rated Baa are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax-exempt bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The foregoing ratings are sometimes presented in parentheses preceded with "Con." indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

     The four highest ratings of S&P and Fitch for tax-exempt bonds are AAA, AA, A, and BBB. Tax-exempt bonds rated AAA bear the highest rating assigned by S&P and Fitch to a debt obligation and indicates an extremely strong capacity to pay principal and interest. Tax-exempt bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P or Fitch, indicates an adequate capacity to pay principal and interest.
Whereas BBB rated Municipal Obligations they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     Municipal Notes. The ratings of Moody's for municipal notes are MIG 1, MIG 2, MIG 3 and MIG 4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation of MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
 Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     The S&P ratings for municipal notes are SP-1+, SP-1, SP-2 and SP-3. Notes bearing an SP-1+ rating are judged to possess overwhelming safety characteristics, with either a strong or very strong capacity to pay principal and interest. Notes rated SP-1 are judged to have either a strong or very strong capacity to pay principal and interest but lack the overwhelming safety characteristics of notes rated SP-1+. Notes bearing an SP-2 rating are judged to have a satisfactory capacity to pay principal and interest, and notes rated SP-3 are judged to have a speculative capacity to pay principal and interest.

     Tax-Exempt Demand Bonds. The rating agencies may assign dual ratings to all long term debt issues that have as part of their provisions a demand or multiple redemption feature. The first rating addresses the likelihood of repayment of principal and interest as due and the second rating addresses only the demand feature. The long term debt rating symbols are used for bonds to denote the long term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For newer "demand notes" maturing in 3 years or less, the respective note rating symbols, combined with the commercial paper symbols, are used (for example. "SP-1+/A-1+").

     Commercial Paper. The ratings of Moody's for issuers of commercial paper are Prime-1, Prime-2 and Prime-3. Issuers rated Prime-1 are judged to have superior ability for repayment which is normally evidenced by (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (if) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 are judged to have a strong capacity for repayment which is normally evidenced by many of the characteristics cited under the discussion of issuers rated Prime-1 but to a lesser degree. Earnings trends, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate liquidity is maintained. Issuers rated Prime-3 are judged to have an acceptable capacity for repayment. The effect of industry characteristics and market composition may be more pronounced. Variability of earnings and profitability may result in changes in the level of debt-protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     The ratings of S&P for commercial paper are A (which is further delineated by Categories A-1+, A-1, A-2 and A-3), B, C and D. Commercial paper rated A is judged to have the greatest capacity for timely payment. Commercial paper rated A-1+ is judged to possess overwhelming safety characteristics. Commercial paper rated A-1 is judged to possess an overwhelming or very strong degree of safety. Commercial paper rated A-2 is judged to have a strong capacity for payment although the relative degree of safety is not as high as for paper rated A-1. Commercial paper rated A-3 is judged to have a satisfactory capacity for timely payment but is deemed to be somewhat more vulnerable to the adverse changes in circumstances than paper carrying the higher ratings. Commercial paper rated B is judged to have an adequate capacity for timely payment but such capacity may be impaired by changing conditions or short-term adversities.

Temporary Investments

     The Fund has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities that would produce interest not exempt from federal income tax. See "Distributions and Taxes." Such temporary investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. These investments are limited to the following short-term, fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States government or its agencies, instrumentalities or authorities; (ii) prime commercial paper within the two highest ratings of Moody's or S&P;
(iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to the foregoing types of securities. Repurchase agreements will be entered into only with dealers, domestic banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk. Investments in repurchase agreements are limited to 5% of the Fund's net assets. See "Repurchase Agreements." In addition, temporary taxable investments may exceed 20% of the Fund's net assets when made for defensive purposes during periods of abnormal market conditions. The Fund does not expect to find it necessary to make such temporary investments.

Repurchase Agreements

     The Fund may enter into repurchase agreements with respect to taxable securities constituting "temporary investments" in its portfolio. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements may be viewed as loans collateralized by the underlying security that is the subject of the repurchase agreement. The Fund will not enter into a repurchase agreement if, as a result, more than 5% of the value of its net assets would then be invested in repurchase agreements. The Fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk. The risk to the Fund is limited to the ability of the seller to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest if the seller defaults. In the event of a default, the collateral may be sold. The Fund might incur a loss if the value of the collateral has declined, and the Fund might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Fund's investment adviser will monitor the value of the collateral at the time the transaction is entered into and at all subsequent times during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, the investment adviser will demand additional collateral from the seller to increase the value of the collateral to at least that of the repurchase price.

U.S. Government Obligations

     The Fund's temporary investments in taxable securities may include obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

                    NEW YORK ECONOMY AND PUBLIC FINANCE

     New York has enjoyed increased tax revenues recently from a growth in personal income, continued strong performance in financial services, strong consumer spending and tourism. Current state spending estimates appear reasonable in view of these revenue increases. Medicaid cost containments, slowing health care cost increases, abatement of public assistance costs and other cost reduction measures also have permitted the state and local governments generally to meet their obligations.

     The current financial stability could be upset by a number of factors, however. Costs which are currently contained could increase if the state's economy falters. Public assistance costs and health care expense could increase if unemployment increases. Economic difficulties also could reduce economic activity and consumer spending, reducing tax revenues in a period when governmental costs likely would increase.

     The state also has enacted tax decreases, which will reduce revenue in fiscal 1997 by an estimated $2.3 billion with an additional revenue loss of $2.2 billion projected for fiscal 1998. Additional legislation in fiscal 1997 will make additional estimated reductions in fiscal 1997 and 1998 revenue of $83 million and $178 million, respectively. In the same regard, the state likely will have a natural growth in spending in coming years, and will have to find additional revenues to cover expenditures financed with approximately $1.3 billion in nonrecurring revenues in fiscal 1996.

     The ability of the state to respond to these challenges may be impaired significantly, particularly if the economy weakens, because the state and some local governments have failed to take advantage of the recent stronger economy and increased public revenue to improve public finances. Although the state had an approximate $445 million cash balance at the end of fiscal 1996, the state's accumulated deficit was not reduced significantly in fiscal 1996, and amounted to approximately $2.93 billion. In fiscal 1997 the state continued to enjoy revenue increases, but these enhanced revenues have been used for current spending instead of debt retirement and creation of reserves. Moreover, the state's undisciplined budget process continues to rely on one time fixes and invasion of off-budget funds to achieve short-term budget balance, at the expense of fiscally responsible long-term solutions to the state's chronic budget deficit.

     Potential difficulties in this respect could be further aggravated by the state's endemic inability to complete timely its annual budget process. The state did not enact its fiscal 1997 budget until July 13, 1996, 104 days after the beginning of the fiscal year on April 1, 1996. The 104 day delay is the longest delay the state has endured in adopting a budget and the longest delay for any state. Budget negotiations were linked to the adoption of other non-budget legislation, including reform of worker's compensation laws and enactment of a new hospital rate setting scheme to replace the existing program (NYPHRM -- the New York Prospective Hospital Reimbursement Methodology). Negotiations between the legislature and the governor on these issues were deadlocked and delayed adoption of the budget. In order to provide for the continued functioning of state government services during the budget delay, the governor and legislature periodically enacted special emergency legislation with specific limited appropriations to fund state worker payrolls, Medicaid and welfare payments, and other special needs as they arose.

     The state's structural budget deficit and chronic inability to adopt timely budgets also disrupt financial planning by local governments, state agencies, contract agencies and private vendors. Many of these entities are unable to plan effectively, and may incur additional interest costs for short-term cash flow borrowings.

                          INVESTMENT LIMITATIONS

     The Fund has adopted the following fundamental investment policies which may not be changed unless approved by a majority of the outstanding shares of the Fund. Under the Investment Company Act of 1940 (the "Act"), a "vote of the majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of such series are represented at the meeting in person or by proxy.

     The Fund may not:

     (1) Invest in securities other than Municipal Obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus under the caption "Investment Objective and Policies";

     (2) Purchase any security (other than securities issued or guaranteed as to principal or interest by the United States or its instrumentalities) if, as a result, more than 5% of the Trust's total assets would be invested in securities of a single issuer;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the Investment Company Act of 1940, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;

     (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objectives, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus under the captions "Investment Objectives and Policies -- Municipal Obligations";

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and

(ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue Municipal Obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by the Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry;

     (17) Purchase or retain the securities of any issuer other than the securities issued by the Fund itself if, to the Fund's knowledge, those officers and trustees of the Fund, or those officers and directors of TMC, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; or

     (18) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in restricted securities, unmarketable securities and other illiquid securities (including repurchase agreements of more than seven days maturity and other securities which are not readily marketable).

     For the purpose of applying the limitations set forth in paragraphs (2) and 12 above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with the Fund as described in the Prospectus under the caption "Investment Objective and Policies -- Municipal Obligations" shall not be deemed an "issuer" of a security or a "guarantor" pursuant to such agreement.

     With respect to temporary investments, in addition to the foregoing limitations the Fund will not enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although the Fund has the right to pledge, mortgage or hypothecate its assets in order to comply with certain state statutes on investment restrictions, the Fund will not, as a matter of operating policy (which policy may be changed by the Trustees without shareholder approval), pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

     In the event the Fund acquires disposable assets as a result of the exercise of a security interest relating to Municipal Obligations, it will dispose of such assets as promptly as possible.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holder of the outstanding voting securities of series investment companies such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund or "series" affected by the matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a such a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series deemed not to be affected. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors and trustees from the separate voting requirements of the Rule.



                      YIELD AND RETURN COMPUTATION:
                   Performance and Portfolio Information

Computation of Yield and Return - In General

     The return or yield of the Fund may, from time to time, be quoted in reports, sales literature and advertisements published by the Fund, the Fund's principal underwriter, or investment dealers offering shares issued by the Trust. Any such quotation must include a standardized calculation which computes yield for a 30-day or one month period by dividing the Fund's net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation may include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. Provided that any such quotation also is accompanied by the standardized calculation referred to above, the Fund also may quote non-standardized performance data of its classes for a specified period by dividing the net investment income per share for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less accrued expenses. The primary differences between the yield calculations obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors:
(1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value. Amortization of premium based upon historical cost is required by the Internal Revenue Service for tax reporting purposes; (3) The non-standardized calculation may reflect the average offering price per share for the period of the beginning offering price per share for the period, whereas the standardized calculation will always reflect the maximum offering price per share on the last day of the period;
(4) the non-standardized calculation may reflect an offering price per share other than the maximum offering price; provided that any time the Fund's performance is quoted in reports, sales literature or advertisements using a public offering price, the performance computed by using the Fund's maximum public offering price also will be quoted in the same piece; and (5) The non-standardized performance quotation may include the effective return obtained by compounding the monthly dividends.

     Any performance computation also must include average annual total return quotations for the 1, 5 and 10 year periods ended on the date of the most recent balance sheet included in the registration statement, computed by finding the average annual compounded rates of return over such periods which would equate the initial amount invested at the maximum public offering price to the ending redeemable value. To the extent that a fund or a class has been in operation less than 1, 5 and 10 years, the time period during which the fund or the class has been in operation will be substituted for any 1, 5 or 10 year period for which a total return quotation is not obtainable.

     Yield or total return quotations described in this section also may be quoted on a "taxable equivalent yield" basis, provided that the following information is furnished: (1) a standardized taxable equivalent yield based on a 30-day or one month period ended on the date of the most recent balance sheet included in the registration statement; (2) the length of and the last day of the base period used in computing the quotation; and (3) a description of the method by which the quotation is computed.

Additional Portfolio and Performance Information

     The Fund also may illustrate performance or the characteristics of its investment portfolio or classes of the Fund through graphs, tabular data or other displays which describe (i) the average portfolio maturity of the Fund's portfolio securities relative to the maturities of other investments,
(ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison through use of standard bench marks or indices such as the Treasury yield curve), (iii) changes in the Fund's share price or net asset value relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund's (or other investments') net asset value or price and the Fund's (or other investments') investment return.

                          DISTRIBUTIONS AND TAXES

Distributions

     All of the net income of the Fund is declared daily as a dividend on shares for which it has received payment. Net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Dividends are paid monthly and are reinvested in additional shares of the Fund at the net asset value per share at the close of business on the dividend payment date or, at the shareholder's option, paid in cash. Net realized capital gains, if any, will be distributed annually and reinvested in additional shares of the Fund at the net asset value per share at the close of business on the distribution date, or, at the shareholder's option, paid in cash. See "Accounts of Shareholders."

Federal Income Tax Matters

     The Fund intends to qualify under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated investment company. This tax treatment relieves the Fund from paying federal income tax on income which is currently distributed to its shareholders. The Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) which will enable it to designate distributions from the interest income generated by its investments in Municipal Obligations, which are exempt from federal income tax when received by the Fund, as Exempt Interest Dividends. Individual shareholders receiving Exempt Interest Dividends will not be subject to the federal personal income tax on the amount of those dividends, except to the extent the alternative minimum tax may be applicable.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares is not deductible. Under rules issued by the Department of the Treasury for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Investors with questions regarding this issue should consult with their own tax advisers.

     Shares of the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds (including any Municipal Lease that may be deemed to constitute an industrial development bond) or persons related to such "substantial users." Such persons should consult their own tax advisers before investing in Fund shares.

     Distributions by the Fund of net interest income received from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the United States government, its agencies, instrumentalities and authorities), amounts attributable to market discount on bonds and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations.

     Any net long-term capital gains realized by the Fund, whether distributed in cash or reinvested in additional shares, must be treated as long-term capital gains by shareholders regardless of the length of time investors have held their shares. If the Fund should have net undistributed capital gains in any year, the Fund would pay the tax on such gains and each shareholder would be deemed, for federal tax purposes, to have paid his or her pro rata share of such tax.

     If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, (i) the Fund would incur a regular corporate federal income tax upon its net interest income, other than interest income from Municipal Obligations, for that year, and (ii) distributions to its shareholders out of net interest income from Municipal

Obligations or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's current or accumulated earnings or profits. The Fund would fail to qualify under Subchapter M if, among other requirements, in any year (i) 30% or more of its gross income were derived from the sale or other disposition of securities held for less than three months, (ii) less than 90% of the Fund's gross income were derived from specified income sources such as dividends, interest and gains from the disposition of stock or securities or (iii) the Fund fails to satisfy the diversification of investments requirement of the Code and fails to timely cure the failure. Furthermore, the Fund would be unable to pay Exempt Interest Dividends if, at the close of any quarter of its taxable year, more than 50% of the value of that Fund's total assets consisted of assets other than Municipal Obligations. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although the Fund intends to distribute all of its net income currently, the Fund could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

     If the Fund has both tax-exempt and taxable interest, it will use the "actual earned method" for determining the designated percentage that is taxable income and designate the use of that method within 45 days after the end of the Fund's taxable year. Under this method, the ratio of taxable income earned during the period for which a distribution was made to total income earned during the period determines the percentage of the distribution designated taxable. The percentages of income, if any, designated as taxable will under this method vary from distribution to distribution.

     The Tax Reform Act of 1986 imposed a nondeductible excise tax on regulated investment companies if they fail to satisfy certain minimum distribution requirements. This excise tax should not have a material adverse effect on Fund operations, because the Fund intends to distribute all of its net income each year.

     Although the Fund currently offers one class of shares at the date of this Statement of Additional Information, the Fund's Trustees are authorized to divide the shares into other separate series and classes, and to establish additional portfolios pertaining to each series. Each additional series of shares would relate to a separate investment portfolio that would be different from the Fund covered by this Statement of Additional Information. The Trust expects that it may create other separate state or regional portfolios with investments concentrated in a particular state or region.
The additional separate portfolios may be attractive for investors seeking to concentrate their investments and to minimize their liability for state income taxes on interest income earned by the respective portfolios or for minimizing taxes on intangibles, depending upon the particular states. Separate series of the Trust will be treated under the Code as separate corporations except with respect to the definitional requirements under
Section 851 (a) of the Code. The legislative history of the Tax Reform Act of 1986, which amended the Code, indicates that the term "fund" means a segregated portfolio of assets, the beneficial interest of which is owned by the holders of a class or series of stock of the regulated investment company that is preferred over all other classes or series in respect of such portfolio of assets. The capital gains and losses of each series will belong solely to the holders of the shares of that series and will not be aggregated with the capital gains and losses of other series.

     As is the case with other types of income, including other tax-exempt interest income, Exempt Interest Dividends received by an individual shareholder will be added to his or her "modified adjusted gross income" in determining what portion, if any, of the individual's Social Security benefits will be subject to federal income taxation. Shareholders are advised to consult their own tax advisers as to the effect of this treatment.

     The Code treats interest on certain Municipal Obligations which are private activity bonds under the Code issued after August 7, 1986 (in certain cases, after September 1, 1986) as a preference item for purposes of the alternative minimum tax on individuals and corporations. The Fund may purchase private activity bonds which are subject to treatment under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of those purchases are uncertain. Some portion of Exempt Interest Dividends may, as a result of such purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own tax advisers as to the extent and effect of that treatment.

     For taxable years beginning after 1989, the Code provides that the use of adjusted net book income will be replaced by the use of adjusted current earnings in computing corporate taxes. The adjusted current earnings of a corporation will include Exempt Interest Dividends in calculating the alternative minimum tax on corporations to the extent that such Dividends are not otherwise treated as a preference item for the reasons discussed above. Exempt Interest Dividends are included in effectively connected earnings and profits for purposes of computing the branch profits tax on certain foreign corporations doing business in the United States.

     Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale. Assuming that the shareholder holds the shares as a capital asset, the gain or loss will be a capital gain or loss and will be long term if the shares were held for more than 12 months.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to shareholders of an investment in the Fund. In particular, prospective investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different.

State and Local Tax Aspects

     Exempt Interest Dividends paid by the Fund and attributable to interest received by the Fund on Municipal Obligations originating in New York will be exempt from personal income taxes imposed by New York State and New York City on individuals resident in the state and the city, respectively. Exempt Interest Dividends attributable to other Municipal Obligations, and dividends attributable to interest on any taxable temporary investments and market discount will not be exempt from those income taxes. Net capital gains distributions by the Fund, if any, will be subject to New York State and New York City personal income taxes, and gains realized on share redemptions similarly will be subject to these taxes. Interest on indebtedness incurred to purchase Fund shares will not be deductible in computing New York State and New York City personal income taxes. Prospective investors are urged to confer with their tax advisers to determine the specific tax consequences of their investment in Fund shares. In particular, investors who are not individuals should understand that the foregoing brief outline relates to personal income taxes, and that a tax adviser should be consulted to determine the tax consequences to those investors of holding Fund shares.

Accounts of Shareholders

     When an investor makes an initial investment in shares of the Fund, the Transfer Agent will open an account on the books of the Fund, and the investor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account - such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates
- the investor will receive a confirmation statement giving complete details of the transaction. Shareholders will also receive at least quarterly statements setting forth all distributions of interest income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide the information for purposes described in the Prospectus under the caption "Taxes."

     The monthly distributions of interest income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be.

     The issuance and delivery of certificates for shares is unnecessary, and shareholders are thereby relieved of the responsibility of safekeeping. Upon written request to the Transfer Agent, a certificate will be issued for any or all of the full shares credited to a shareholder's account. Certificates which have been issued to a shareholder may be returned at any time for credit to his or her account.

        INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreement

     Pursuant to the Investment Advisory Agreement for the Fund, Thornburg Management Company, Inc., 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501 (TMC), will act as the investment adviser for, and will manage the investment and reinvestment of the assets of the Fund in accordance with its investment objectives and policies, subject to the general supervision and control of the Fund's Trustees.

     TMC is investment adviser for Thornburg Limited Term Municipal Fund, Inc., a series investment company with two fund series having aggregate assets of approximately $1,030,602,000 as of June 30, 1996. TMC also acts as investment adviser for Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund and Thornburg Value Fund, separate series of the Trust which had assets of $142,299,000, $26,925,000, $254,402,000, $131,307,000,
$19,501,000 and $16,704,000, respectively, as of September 30, 1996. TMC is also a sub-adviser for Daily Tax-Free Income Fund, Inc., a registered investment company.

     TMC will provide continuous professional investment supervision under the Investment Advisory Agreement. In addition to managing the Fund's investments, TMC will administer the Fund's business affairs, provide office facilities and certain related services. Pursuant to the Investment Advisory Agreement, the Fund will pay to TMC a monthly management fee at an annual percentage rate displayed in the Prospectus. All fees and expenses are accrued daily and deducted before payment of dividends to investors. In addition to the investment management fee of TMC, the Fund will pay all other costs and expenses of its operations. The Fund also will bear the expenses of registering and qualifying the Fund and the shares for distribution under federal and state securities laws, including legal fees.

     The Investment Advisory Agreement was approved for the Fund on March 12, 1997 by the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or TMC, and became effective for the Fund on June 6, 1997. The initial term of this Agreement is two years, with extensions for successive 12-month periods, provided that the continuation for the Fund is approved at least annually by a majority of the Trustees who are not "interested" within the meaning of the Investment Company Act of 1940 or by a vote of the majority of the Fund's shares then outstanding.

     The Agreement may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of TMC to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of TMC, or of reckless disregard of its obligations and duties under the Agreement, TMC will not be liable for any action or failure to act in accordance with its duties thereunder.

Administrative Services Agreement

     Administrative services are provided to the sole class of shares issued by the Fund under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulated regulatory compliance and legal affairs, and review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to the Fund's sole class of shares provides that the class will pay a fee calculated at an annual percentage of
 .125% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by TMC.

     The agreement applicable to the class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

     H. Garrett Thornburg, Jr., Chairman and a Trustee of the Trust, is also a Director and controlling stockholder of TMC.

                               SERVICE PLAN

     The Fund has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Service Plan") which is applicable to Class A shares of the Fund. The Plan permits the Fund to pay to TMC (in addition to the management fee and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's assets (plus any applicable sales, use, gross receipts, value added or other tax) attributable to the class of shares to reimburse TMC for specific expenses incurred by it in connection with certain shareholder services and the distribution of that class's shares to investors. TMC may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation , to securities dealers and other financial institutions, including banks (to the extent permissible under the Glass-Steagall Act and other federal banking laws), for administration and shareholder services. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent computer processable tapes of shareholder account transactions, and serving as a source of information to customers concerning the Fund and transactions with the Fund. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and paid to TMC in later years.

     The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares, but the Fund does not believe that this prohibition will apply to the arrangements described in the Plan. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the Fund's ability to market its shares could be impaired to a small extent. The Fund does not foresee that it will give preference to banks or other depository institutions which receive payments from TMC when selecting investments for the Fund.

     The Plan continues in effect for periods of 12 months each unless terminated pursuant to its terms and may be continued from year to year thereafter, provided that the continuance is approved at lease annually by a vote of a majority of the Trustees, including a majority of the independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan also may be terminated at any time, without penalty, if a majority of the independent Trustees or shareholders of the Fund class vote to terminate the Plan for that class. So long as the Plan is in effect, the selection and nomination of Trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Trustees who are not "interested persons." The Plan may not be amended to increase materially the amount of the Fund's payments thereunder without approval of the shareholders of the affected classes. Under the Plan, the investment adviser or the principal underwriter (as the case may be), or the Fund, by a vote of a majority of the independent Trustees or of the holders of a majority of the outstanding shares, may terminate the provisions retaining the services of TMC under the Plan, without penalty. The Trustees have the authority to approve continuance of the Plan without similarly approving a continuance of the provisions retaining TMC thereunder.

     To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it will remain in effect as such, so as to authorize the use of the Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act and the rules thereunder. To the extent it constitutes an agreement pursuant to a plan, it will terminate automatically in the event of an "assignment." Upon termination, no further payments may be made under the agreement except for amounts previously accrued by unpaid. The Fund may continue to make payments pursuant to the Plan of the amounts authorized to be paid, which may or may not be to TMC or TSC, as the case may be, or the adoption of other similar arrangements, in each case by the Fund's Trustees, including a majority of the independent Trustees by vote cast in person at a meeting called for that purpose.

     Information regarding the services rendered under the Plan and the amounts paid therefor is provided to, and reviewed by, the Trustees on a quarterly basis.

                          PORTFOLIO TRANSACTIONS

     TMC, in effecting purchases and sales of portfolio securities for the accounts of the Fund, will place orders in such manner as, in the opinion of TMC, will offer the best price and market for the execution of each transaction. Securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to TMC. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to TMC's own research efforts, the receipt of research information is not expected significantly to reduce TMC's expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, TMC may also give consideration to those firms which have sold or are selling shares of the Fund. While TMC will be primarily responsible for the placement of the Fund's business, the policies and practices of TMC in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees of the Fund.

     TMC reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, TMC will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Fund's Trustees that the benefits available from TMC's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trustees will review simultaneous transactions.

                   MANAGEMENT AND HOLDERS OF SECURITIES

     The management of the Fund, including general supervision of the duties performed by TMC under the Investment Advisory Agreement, is the responsibility of its Trustees. There are six Trustees, two of whom are "interested persons." The names of the Trustees and officers and their principal occupations and other affiliations during the past five years are set forth below, with the Trustees who are "interested persons" of the Fund indicated by asterisks:

Name / Position / Principal Occupation During Past 5 Years
----------------------------------------------------------

H. Garrett Thornburg, Jr.,* 50 / Trustee, President / Director, Chairman (since January of 1987) and Treasurer of Thornburg Limited Term Municipal Fund, Inc. (a mutual fund investing in certain municipal securities) since its inception in 1984; Chairman and Director of Thornburg Mortgage Advisory Corporation since its formation in 1989; Chairman and Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since its formation in 1993; Executive Vice President of Daily Tax Free Income Fund, Inc. (mutual fund) since its formation in 1982 and a Director from 1982 to June 1993; President and Director of TMC since its formation in 1982.

David A. Ater, 51 / Trustee / Principal in Ater & Ater Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate) since 1990; owner, developer and broker for various real estate projects; Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since 1994.

J. Burchenal Ault, 70 / Trustee / Independent Fund Raising Counsel, May 1986 to present; Trustee, Woodrow Wilson International Center for Scholars; Provost, St. John's College, Santa Fe, New Mexico, from 1986 through May 1991; Director of Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Director of Farrar, Strauss & Giroux (publishers) since 1968.

Forrest S. Smith, 66 / Trustee / Attorney in private practice, Santa Fe, New Mexico; shareholder Catron, Catron & Sawtell (law firm), Santa Fe, New Mexico, 1988 to present.

Brian J. McMahon,* 41 / Trustee, Vice President and Assistant Secretary / President of Thornburg Limited Term Municipal Fund, Inc. since January, 1987; Managing Director of TMC since December 1985 and a Vice President since April 1984.

James W. Weyhrauch, 37 / Trustee / Executive Vice President and Director, Nambe' Mills, Inc. (manufacturer), Santa Fe, New Mexico, 1986 to present.

Steven J. Bohlin, 37 / Vice President and Treasurer / Vice President of Thornburg Limited Term Municipal Fund, Inc. since November 1988 and Assistant Vice President from 1985 to November 1988; Managing Director of TMC since December 1990 and Vice President since December 1988.

Dawn B. Fischer, 49 / Secretary and Assistant Treasurer / Secretary, Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Vice President, Daily Tax Free Income Fund, Inc. since 1989; Managing Director of TMC since 1985 and a Vice President since January 1984.

William Fries, 57 / Vice President / Managing Director of TMC since May 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since June 1995; Vice President of USAA Investment Management Company from 1982 to 1995.

Ken Ziesenheim, 42 / Vice President / Managing Director of TMC since 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since 1995; President of Thornburg Securities Corporation since 1995; Senior Vice President of Financial Services, Raymond James & Associates, Inc. from 1991 to 1995.

George Strickland, 33 / Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Associate of TMC since July 1991 and a Managing Director commencing in 1996; Investor Representative, Calvert Group, Washington, D.C., 1989 to 1991.

Susan Rossi, 35 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Associate of TMC since June 1990.

Jonathan Ullrich, 27 / Assistant Vice President / Assistant Vice President of Thornburg Limited Municipal Fund, Inc. since July 1992; Associate of TMC since September 1991; student, Brown University, 1987 to 1991.

Christine E. Thompson, 30 / Assistant Vice President / Assistant Vice President, Thornburg Limited Term Municipal Fund, Inc. since June 1993; Associate of TMC since June 1992; Office Manager, Town and Country Janitorial Services, Inc., Greenland, New Hampshire, September 1991 to February 1992; Salesperson and later Department Manager, The Harvard Cooperative society, Cambridge, Massachusetts, May, 1990 to September, 1991.

     The business address of each person listed is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Mr. Thornburg is a Director of TSC.

     The officers and Trustees affiliated with TMC will serve without any compensation from the Fund. The Trust currently pays each Trustee who is not an employee of TMC or an affiliated company a quarterly fee of $1,000 plus a fee of $500 for each meeting of the Trustees attended by the Trustee, pays an annual stipend of $1,000 to each Trustee who serves on the audit committee or any other committee the Trustees may establish, and reimburses Trustees for travel and out-of-pocket expenses incurred in connection with attending meetings. For the fiscal year of the Trust ended September 30, 1996, the Trust paid the following amounts as compensation to Trustees:

                         Pension or
                         Retirement        Estimated      Total
           Aggregate     Benefits          Annual         Compensation
           Compensation  Accrued as        Benefits       from Trust and
           from          Part of           Upon           Fund Complex
Trustee    Trust         Fund Expenses     Retirement     Paid to Trustee
--------   ------------  -------------     -------------  ---------------
David A.       $7,500      - 0 -             - 0 -         $7,500
Ater

J. Burchenal   $7,500      - 0 -             - 0 -        $14,000
Ault

Forrest S.     $7,500      - 0 -             - 0 -         $7,500
Smith

James W.       $3,000      - 0  -            - 0 -         $3,000
Weyhrauch

The Trust does not pay retirement or pension benefits.

                        HOW TO PURCHASE FUND SHARES

     Procedures with respect to the manner in which shares of the Fund may be purchased and how the offering price is determined are set forth in the Prospectus under the caption "BUYING FUND SHARES IN GENERAL."

     The Prospectus states that certain classes of investors, specified below, may purchase shares of the Fund at variations to the Public Scale. The Trust may change or eliminate these variations at any time.

     (1) Existing shareholders of the Fund may purchase shares upon the reinvestment of dividends and capital gains distributions with no sales charge. This practice is followed by many investment funds that charge sales loads for new investments.

     (2) Shareholders of the Fund who have redeemed all or any portion of their investment in shares of the Fund may purchase shares with no sales charge up to the maximum dollar amount of their shares redeemed within 24 months of the redemption date, provided that the shareholder's dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that such a purchase would qualify for this variation to the Public Scale. Similar notifications must be made in writing by the dealer, the broker, or the shareholder when the order is placed by mail. The sales charge will not be eliminated if notification is not furnished at the time of the order or a review of TSC's or the Transfer Agent's records fail to confirm the investor's represented previous holdings.

     (3) Persons may purchase shares of the Fund at no sales charge if they redeem shares of the Fund or Class A shares of any other series of Thornburg Investment Trust, or of any series of Thornburg Limited Term Municipal Fund, Inc., and reinvest some or all of the proceeds within 24 months. The shareholder's dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation to the Public Scale.

     The special classes of shareholders in subsections (2) and (3) above were created as a convenience for those shareholders who invest in the Fund and subsequently make a decision to redeem all or part of their investment for a temporary period. In some cases, the existence of this special class of shareholders will act as further inducement for certain individuals to make an initial investment in the Fund, particularly if those investors feel that they might have a temporary need to redeem all or part of their investment in the coming years. Shareholders who have previously invested in funds managed by TMC are more familiar than the general public with the Fund, its investment objectives, and its results. The costs to TSC of its marketing to these individuals and maintaining the records of their prior investment are minimal compared to the costs of marketing the Fund to the public at large.

     (4) Officers, Trustees, directors and employees of the Trust, TMC, TSC, the Custodian and Transfer Agent, and counsel to the Trust, and members of their families, including trusts for the benefit of the foregoing, may purchase shares of the Fund with no sales charge, provided that they notify TSC or the Transfer Agent at the time an order is placed that a purchase will qualify for this variation from the Public Scale. The sales charge will not be eliminated if the notification is not furnished at the time of the order or a review of Fund records fails to confirm that the investor's representation is correct. The reduced sales charge to these persons is based upon the Trust's view that their familiarity with and loyalty to the Fund will require less selling effort by the Fund, such as a solicitation and detailed explanation of the conceptual structure of the Fund, and less sales-related expenses, such as advertising expenses, computer time, paper work, secretarial needs, postage and telephone costs, than are required for the sale of shares to the general public. Inclusion of the families of these persons is based upon the Trust's view that the same economies exist for sales of shares to family members.

     (5) Employees of brokerage firms who are members in good standing with the National Association of Securities Dealers, Inc. ("NASD"), employees of financial planning firms who place orders for the Fund placed directly with the Transfer Agent or TSC and through a broker/dealer who is a member in good standing with the NASD, and employees of eligible non-NASD members which accept orders for shares of the Fund on an agency basis and clear those orders through a broker/dealer who is a member in good standing with NASD, and their families, including trusts for the benefit of the foregoing, may purchase shares of the Fund for themselves with no sales charge, provided that (i) the order must be through a NASD member firm which has entered into an agreement with TSC to distribute shares of the Fund, and (ii) the shareholder's broker/dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that the purchase would qualify for this variation to the Public Scale. Similar notification must be made in writing by the dealer, the broker, or the shareholder when such an order is placed by mail. The reduced sales charge will not apply if the notification is not furnished at the time of the order or a review of TSC's, the dealer's, the broker's or the Transfer Agent's records fails to confirm that the investor's representation is correct.

     Because they sell the Fund's shares, these individuals tend to be much more aware of the Fund than the general public. Any additional costs to TSC of marketing to these individuals are minimal.

     (6) Bank trust departments, companies with trust powers and investment dealers and investment advisors who charge fees for service, and investment dealers who utilize wrap fee and similar arrangements may purchase shares of the Fund for their customers at no sales charge, provided that these persons notify TSC or the Transfer Agent, at the time an order qualifying for this reduced charge is placed, that such a purchase would qualify for this variation to the Public Scale.

     (7) Purchases of shares of the Fund may be made at net asset value provided that such purchases are placed through a broker that maintains one or more omnibus accounts with the Fund and such purchases are made by (i) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a) through 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

     These organizations may charge fees to clients for whose accounts they purchase shares of the Fund in a fiduciary capacity. Where the reduced sales charge applies, notification is required at the time the order is received, and a review of TSC's or Transfer Agent's records must confirm that the investor's representation is correct.

     (8) No sales charge will be payable at the time of purchase on investments of $1 million or more made by a purchaser. A contingent deferred sales charge ("CDSC") will be imposed on these investments in the event of a share redemption within one year following the share purchase at the rate of 1/2 of 1% of the value of the shares redeemed. In determining whether a CDSC is payable and the amount of any fee, it is assumed that shares not subject to the charge are the first redeemed, followed by other shares held for the longest period of time. The applicability of these fees will be unaffected by transfers of registration. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders of $1 million or more for a single purchaser.

     The investment decisions of the persons and organizations described in the preceding paragraph tend to be made by informed advisers. Typically, these persons are better able than the general public to evaluate quickly the appropriateness of the Fund's investment objectives and performance in light of their customers' goals. Costs of marketing to these persons and organizations likely will be minimal.

      (9) Such persons as are determined by the Trustees to have acquired shares under special circumstances, not involving any sales expense to the Fund or to TSC, may purchase shares of the Fund with no sales charge. This variation from the Public Scale contemplates circumstances where a relatively large sale can be made at no distribution cost to a large investor or a number of smaller investors who are similarly situated. In the contemplated circumstances, there would be no cost of distribution, or any costs would be paid by TMC.

     (10) Shares of the Fund may be sold at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to or permits group solicitation of its employees, members or participants. Information on these arrangements is available from TSC.


                              NET ASSET VALUE

     Procedures for determining the net asset value of the Fund's shares are set forth in the Prospectus.

     The Fund will calculate the net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Trust. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor

Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the Investment Company Act of 1940, net asset value must be computed at least once daily on each day
(i) in which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.

                           REDEMPTION OF SHARES

     Procedures with respect to redemption of Fund shares are set forth in the Prospectus under the caption "Selling Fund Shares."

     The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilize is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the shareholders of the Fund.

                                DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Trust, Thornburg Securities Corporation acts as the principal underwriter of Fund shares. The Fund does not bear selling expenses except (i) those involved in registering shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service Plan which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreement, except that termination other than upon assignment requires six months' notice.

     H. Garrett Thornburg, Jr. President, Treasurer and a Trustee of the Trust, is also Director and controlling stockholder of TSC.

                           INDEPENDENT AUDITORS

     McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, is the independent auditor of the Fund for the fiscal year ending September 30, 1997. Shareholders will receive semi-annual unaudited financial statements, and annual financial statements audited by the independent auditors.

                                 Item 2:
        Mackenzie Series Trust Statement of Additional Information
                          dated October 25, 1996
                     is included as part of preceding
                    Statement of Additional Information.

                                                                                                                      MACKENZIE
June 30, 1996

MACKENZIE                       MARKET COMMENTARY:
NEW YORK
MUNICIPAL                              During the first six months of the year       been supported by a stable US treasury
FUND                            interest rates trended higher in response to         market and high absolute levels of interest
                                faster than expected economic growth.                rates.
                                Additionally, energy and grain prices went                  For the twelve months ended June 30,
                                up because of colder than normal weather             1996, the total return of the Mackenzie New
--------------------            and low inventories of these commodities.            York Municipal Fund was 5.11% without
ANNUAL                          On the labor front, a surprising number of           sales charge.  This compares with the average
REPORT                          new jobs were created and unemployment               of all New York State Municipal Debt Funds
--------------------            declined, leading to an increase in labor            tracked by Lipper Analytical Services, Inc.
This report and the             costs.  Historically, these factors have pre-        which was 5.54% for the same period.  (For
financial statements            saged an increase in inflation and as market         the Fund's total return with sales charge and
contained herein are            participants fear a repeat of the downturn in        performance commentary, please see the
submitted for the general       bond prices similar to 1994, the tone of the         following page.)
information of the share-       fixed income markets has swung dramati-                     As municipalities continue to focus on
holders.  This report is        cally from complacency to caution.                   improving their balance sheets, municipal
not authorized for distrib-           Our research indicates the pace of             credit fundamentals are enhanced.  We
ution to prospective            economic growth will moderate in the                 believe a stable supply of municipal issuance
investors unless preced-        months to come as the economy is in the              and increased demand should allow the
ed or accompanied by an         later stages of a longer term economic               municipal bond market to perform well in
effective prospectus.           recovery.  This deceleration should allay fears      the months ahead.
                                of a resurgence of inflation.  Additionally,
Mackenzie Investment            the Federal Reserve Board is firmly commit-          MACKENZIE INVESTMENT MANAGEMENT, INC.
Management Inc.                 ted to price stability and we expect that they
Via Mizner Financial            will act to defend this mission. Monetary
Plaza                           policy is currently somewhat restrictive
700 South Federal Hwy.          which should act as a brake on the economy
Boca Raton, FL 33432            over the near future.
1-800-456-5111                         The municipal bond market continues
                                to outperform US treasuries.  The most
                                predominant reason for the strength in the
                                municipal market is likely explained by a
                                shift in asset allocation. Equity investors,
                                who are uncomfortable with the increased
                                volatility of US stock markets, have been
                                rotating assets into municipal bond funds.
                                Should equity markets continue to experi-
                                ence volatility, we would expect this trend to
                                persist.  The municipal bond market has also

                                ---------------------------------------------------------------------------------------------------

                                  BOARD OF TRUSTEES          OFFICERS             TRANSFER AGENT                  MANAGER
                                John S. Anderegg, Jr.   Michael G. Landry,        Ivy Mackenzie            Mackenzie Investment
                                   Paul H. Broyhill         President             Services Corp.              Management Inc.
                                   Stanley Channick     Keith J. Carlson,         P.O. Box 3022                Boca Raton, FL
                                  Frank W. DeFriece       Vice President          Boca Raton, FL
                                    Roy J. Glauber      C. William Ferris,          33431-0922                  DISTRIBUTOR
                                  Michael G. Landry    Secretary/Treasurer        1-800-777-6472               Ivy Mackenzie
                                 Joseph G. Rosenthal                                                         Distributors, Inc.
                                   J. Brendan Swan          CUSTODIAN                AUDITORS            Via Mizner Financial Plaza
                                                          Brown Brothers     Coopers & Lybrand L.L.P.    700 South Federal Highway
                                    LEGAL COUNSEL         Harriman & Co.       Fort Lauderdale, FL          Boca Raton, FL 33432
                                    Dechert Price           Boston, MA
                                       & Rhoads                                                               [LOGO IVY MACKENZIE]
                                      Boston, MA



PERFORMANCE COMMENTARY
For the twelve months ended June 30, 1996, the Mackenzie New York Municipal Fund had a total return of 5.11%. This compares with the average of all New York State Municipal Debt Funds tracked by Lipper Analytical Services, Inc. which was 5.54% for the same period. The Fund's underperformance can be attributed to the manager's decision to extend the average duration of the Fund as a means of providing a higher level of tax-free income.

                      PERFORMANCE COMPARISON OF A $10,000
                     INVESTMENT SINCE INCEPTION OF THE FUND

                                COMPARISON CHART

All figures mentioned in the Market Commentary and in the chart and table reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The principal value of the Mackenzie New York Municipal Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The Lehman Bros. 5-Year Municipal Bond Index is an unmanaged index of municipal bonds that assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses.
Please note that Treasury Bills are short-term interest bearing instruments which are guaranteed as to timely payment of principal and interest by the U.S. Government.
Performance is calculated for Class A shares of the Fund unless otherwise noted. Because Class B shares bear the expense of a higher distribution fee it is expected that the level of performance of the Fund 's Class B shares will be lower than that of the Fund 's Class A shares.
Total returns in some periods were higher due to reimbursement of the Fund 's expenses. See Financial Highlights.

- --------------------------------------------------------------------------------
                                      MACKENZIE NEW YORK MUNICIPAL FUND
                                          FOR PERIOD ENDING 6/30/96
                      Class A*-with sales charge
                      Average Annual                           Class B**
                       Total Return                   Average Annual Total Return
--------------------------------------------------------------------------------------------
                  w/Reimb.    w/o Reimb.           w/Reimb.                 w/o Reimb.
--------------------------------------------------------------------------------------------
                                             w/CDSC      w/o CDSC      w/CDSC      w/o CDSC
                                             ----------------------------------------------
     1 Yr.           .12%        (.09)%       (.63)%        4.37%       (.85)%       4.15%
--------------------------------------------------------------------------------------------
     5 Yr.          6.05%        5.88%         --           --           --           --
--------------------------------------------------------------------------------------------
Since Inception     6.49%        5.59%        3.92%        5.18%        3.73%        4.99%
--------------------------------------------------------------------------------------------

 *Class A performance figures include the maximum sales charge of 4.75%. **Class B performance figures are calculated with and without the applicable
  Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1996

(UNAUDITED)
  RATINGS
-----------
MOODY'S/S&P        MUNICIPAL BONDS AND NOTES -- 97.5%                                                    PRINCIPAL    VALUE
----------------------------------------------------------------------------------------------------------------------------------
Aaa      AAA       Bethlehem New York Central School District (GO) (NC) (AMBAC Insured), 7.10%,
                     11/01/06..........................................................................  $  700,000   $   807,625
Baa      NR        Canastota New York Central School District (GO) (NC), 7.10%, 06/15/07...............     215,000       241,069
Baa      NR        Canastota New York Central School District (GO) (NC), 7.10%, 06/15/08...............     205,000       229,600
NR       BBB       Guam Government (GO), 5.375%, 11/15/13..............................................   1,000,000       890,000
NR       BBB       Guam Power Authority Revenue, 6.625%, 10/01/14......................................     550,000       561,000
Baa1     BBB       Metropolitan Transportation Authority Service Contract, 5.50%, 07/01/17.............     250,000       233,125
Aa       NR        Monroe County Industrial Development Agency, Depaul Community Facility (SONYMA
                     Insured), 6.45%, 02/01/14.........................................................     880,000       925,100
Baa1     BBB+      New York City (GO), 7.20%, 08/15/08.................................................   1,000,000     1,060,000
Baa1     BBB+      New York City (GO), 7.10%, 02/01/09.................................................     500,000       521,875
Baa1     BBB+      New York City (GO), 7.30%, 08/15/10.................................................     150,000       159,937
NR       BBB+      New York City (GO), 7.30%, 08/15/10 (Pre-refunded)..................................     100,000       115,500
Baa1     BBB+      New York City (GO)(NC), 0.00%, 08/01/11.............................................   1,000,000       380,000
Baa1     BBB+      New York City (GO), 7.00%, 02/01/19.................................................     500,000       515,625
Baa      BBB-      New York City Health & Hospital Corporation Revenue, 6.30%, 02/15/20................   1,500,000     1,421,250
Aa       AA        New York City Housing Development (FHA Insured), 5.85%, 05/01/26....................     500,000       481,250
A        A-        New York City Municipal Water Finance Authority, 6.00%, 06/15/25....................     500,000       496,875
A        A-        New York State (GO)(NC), 9.875%, 11/15/05...........................................   1,000,000     1,326,250
Baa1     BBB       New York State Dormitory Authority, City University Series C, 6.00%, 07/01/16.......   1,000,000       973,750
NR       AAA       New York State Dormitory Authority, Jewish Geriatric (FHA Insured), 7.35%,
                     08/01/29..........................................................................     500,000       551,875
NR       AAA       New York State Dormitory Authority, Parkridge, 7.85%, 02/01/29......................     200,000       216,000
NR       AA        New York State Dormitory Authority, St. Lukes Home (FHA Insured), 6.375%,
                     08/01/35..........................................................................   1,000,000     1,015,000
Baa1     BBB+      New York State Dormitory Authority, State University, 6.25%, 05/15/14...............   1,000,000     1,001,250
Baa1     BBB-      New York State Dormitory Authority, Upstate Community College, 6.25%, 07/01/25......   1,500,000     1,503,750
Aa       AA-       New York State Environmental Facilities Corporation Pollution Control Series B,
                     7.50%, 03/15/11...................................................................     400,000       434,500
Aa       A-        New York State Environmental Facilities Corporation Pollution Control Series E,
                     6.875%, 06/15/14..................................................................   1,000,000     1,091,250
Aaa      AAA       New York State Housing Finance Agency -- State University Series A, 8.00%, 11/01/98
                     (Pre-refunded)....................................................................      30,000        33,037
Baa1     BBB       New York State Housing Finance Agency Service Contract, 6.375%, 09/15/15............   1,000,000     1,008,750
Baa      BBB       New York State Medical Care Facilities Financing Agency, 7.35%, 08/15/11............   1,000,000     1,063,750
Aaa      AAA       New York State Medical Care Facilities Financing Agency (FHA Insured), 7.70%,
                     08/15/00
                     (Pre-refunded)....................................................................     500,000       565,000
Aa       NR        New York State Medical Care Facilities Finance Agency (SONYMA Insured), 6.00%,
                     11/15/02..........................................................................     500,000       522,500
Aa       NR        New York State Medical Care Facilities Finance Agency (SONYMA Insured), 6.00%,
                     11/15/03..........................................................................     500,000       522,500
Aa       AAA       New York State Medical Care Facilities Finance Agency Series C (FHA Insured), 7.70%,
                     08/15/98
                     (Pre-refunded)....................................................................      85,000        92,756
Aaa      AAA       New York State Medical Care Facilities Finance Agency -- Aurelia Osborn Fox Memorial
                     Hospital (FSA Insured), 6.50%, 11/01/19...........................................     650,000       673,563
Baa      BBB       New York State Medical Care Facilities Finance Agency -- Brookdale Hospital Medical
                     Center, 6.85%, 02/15/17...........................................................   1,000,000     1,023,750
A        A         New York State Medical Care Facilities Finance Agency -- Good Samaritan Hospital,
                     7.875%, 11/01/06..................................................................      10,000        10,487
Baa      BBB       New York State Medical Care Facilities Finance Agency -- New York Downtown Hospital,
                     6.80%, 02/15/20...................................................................     500,000       505,625
Aaa      AAA       New York State Medical Care Facilities Finance Agency -- St. Lukes Hospital (FHA
                     Insured), 7.45%,
                     02/15/00 (Pre-refunded)...........................................................     600,000       665,250
Aa       NR        New York State Mortgage Agency Series B (Pool Insured), 6.45%, 04/01/15.............   1,000,000     1,015,000
Aa       NR        New York State Mortgage Agency Series BB (FHA Insured), 7.85%, 10/01/08.............      30,000        31,275
Aa       NR        New York State Mortgage Agency Series E (Pool Insured), 8.10%, 10/01/17.............      35,000        36,487
NR       BBB+      New York State Municipal Bond Bank Agency -- Buffalo Series A, 6.875%, 03/15/06.....   1,000,000     1,066,250
Aaa      BBB       New York State Urban Development Corporation, 7.50%, 04/01/01 (Pre-refunded)........   1,000,000     1,131,250
Baa1     BBB       New York State Urban Development Corporation Correctional Facilities (NC), 0.00%,
                     01/01/08..........................................................................   1,000,000       507,500
Aaa      AAA       New York State Urban Development Series C (AMBAC Insured), 7.75%, 01/01/98
                     (Pre-refunded)....................................................................      30,000        32,175
Aaa      AAA       New York State Urban Development Series D (AMBAC Insured), 7.75%, 01/01/98
                     (Pre-refunded)....................................................................      70,000        75,075
Baa      BBB       Oneida-Herkimer New York Solid Waste Management Authority, 6.75%, 04/01/14..........   1,000,000     1,007,500
NR       A         Onondaga County New York Industrial Revenue Agency, Crouse Irving Co. Series A,
                     7.90%, 01/01/17...................................................................   2,000,000     2,195,000
Baa1     A         Puerto Rico Commonwealth (GO)(NC), 5.10%, 07/01/02..................................     100,000       101,000
NR       BBB-      Puerto Rico Educational, Medical & Environmental Control Facilities, 5.70%,
                     08/01/13..........................................................................     250,000       229,688
Aaa      AAA       Puerto Rico Electric Power Authority Power Revenue (FSA Insured), 8.278%,
                     07/01/23(a).......................................................................   1,000,000       986,250
Baa1     A-        Puerto Rico Electric Power Authority Series N, 5.00%, 07/01/12......................     750,000       679,687
Baa1     A-        Puerto Rico Municipal Finance Agency (GO), 5.70%, 07/01/03..........................     500,000       513,750
Aa       NR        Schenectady New York Municipal Housing Authority -- Annie Schaffer Senior Center
                     (SONYMA Insured), 6.40%, 05/01/14.................................................     650,000       650,813
Aaa      AAA       South Hampton Village New York Series B (NC) (MBIA Insured), 7.60%, 09/01/03........     100,000       116,500

                      (See Notes to Financial Statements)

JUNE 30, 1996

(UNAUDITED)
  RATINGS
-----------
MOODY'S/S&P        MUNICIPAL BONDS AND NOTES                                                             PRINCIPAL    VALUE
----------------------------------------------------------------------------------------------------------------------------------
A1       A-        Triborough Bridge & Tunnel Authority New York Series B, 6.875%, 01/01/15............  $  500,000   $   535,625
Baa      BBB+      Ulster County New York Resource Recovery Agency, 6.00%, 03/01/14....................   1,000,000       953,750
Aaa      AAA       Valley Central School District New York (GO)(NC)(AMBAC Insured), 7.15%, 06/15/07....     625,000       721,094
Aaa      AAA       Watkins Glen New York Central School District (NC) (MBIA Insured), 7.25%,
                   06/15/04............................................................................     165,000       189,338
Aaa      AAA       Waverly New York (GO)(NC)(MBIA Insured), 9.05%, 06/15/04............................     110,000       139,838
                                                                                                                      -----------
                   TOTAL INVESTMENTS -- 97.5%
                   (Cost -- $35,968,859)*..............................................................                36,755,269
                   OTHER ASSETS, LESS LIABILITIES -- 2.5%..............................................                   955,036
                                                                                                                      -----------
                   NET ASSETS -- 100%..................................................................               $37,710,305
                                                                                                                      ===========
                   *Cost is approximately the same for Federal income tax purposes.
                   (a) Inverse floating rate note; interest rate bears an inverse relationship to movements in market rates.
                   AMBAC   - AMBAC Indemnity Corporation
                   FHA     - Federal Housing Administration
                   FSA     - Financial Security Association
                   GO      - General Obligation
                   MBIA    - Municipal Bond Insurance Association
                   NC      - Non Callable
                   NR      - Not Rated
                   SONYMA  - State of New York Mortgage Agency
                   OTHER INFORMATION:
                   At June 30, 1996, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
                      Gross unrealized appreciation................................................................   $ 1,304,970
                      Gross unrealized depreciation................................................................      (518,560)
                                                                                                                      -----------
                               Net unrealized appreciation.........................................................   $   786,410
                                                                                                                      ===========
                   Purchases and sales of municipal securities aggregated $13,668,715 and $17,121,090, respectively, for the period ended June 30, 1996.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1996

ASSETS
Investments, at value (identified cost -- $35,968,859)..............................................................  $36,755,269
Cash................................................................................................................      260,641
Receivables:
  Interest..........................................................................................................      709,220
  Manager for expense reimbursement.................................................................................        6,677
Deferred organization expenses......................................................................................        5,518
Other assets........................................................................................................        7,150
                                                                                                                      -----------
  Total assets......................................................................................................   37,744,475
                                                                                                                      -----------
LIABILITIES
Payables:
  Management fee....................................................................................................       16,506
  12b-1 service and distribution fees...............................................................................        8,646
  Administrative services fee.......................................................................................        3,001
  Fund accounting...................................................................................................        2,600
  Transfer agent....................................................................................................        3,417
                                                                                                                      -----------
  Total liabilities.................................................................................................       34,170
                                                                                                                      -----------
NET ASSETS..........................................................................................................  $37,710,305
                                                                                                                      ===========
CLASS A:
Net asset value and redemption price per share ($35,532,514 / 3,655,558 shares outstanding).........................  $      9.72
                                                                                                                      ===========
Maximum offering price per share ($9.72 x 100 / 95.25)*.............................................................  $     10.20
                                                                                                                      ===========
CLASS B:
Net asset value and offering price per share ($2,177,791 / 224,085 shares outstanding)**............................  $      9.72
                                                                                                                      ===========
NET ASSETS CONSIST OF:
  Capital paid-in...................................................................................................  $37,044,627
  Accumulated net realized loss on investments......................................................................     (179,415)
  Accumulated undistributed net investment income...................................................................       58,683
  Net unrealized appreciation on investments........................................................................      786,410
                                                                                                                      -----------
NET ASSETS..........................................................................................................  $37,710,305
                                                                                                                      ===========

 * On sales of more than $100,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1996

Investment income
  Interest................................................................................................             $2,544,845
                                                                                                                       ----------
Expenses
  Management fee..........................................................................................  $222,574
  Transfer agent..........................................................................................    39,932
  Administrative services fee.............................................................................    40,468
  Custodian fees..........................................................................................     9,076
  Blue Sky fees...........................................................................................    21,311
  Auditing and accounting fees............................................................................    30,077
  Shareholder reports.....................................................................................     5,087
  Amortization of organization expenses...................................................................     1,994
  Fund accounting.........................................................................................    29,975
  Trustees' fees..........................................................................................     4,860
  12b-1 service and distribution fees
    Class A...............................................................................................    96,899
    Class B...............................................................................................    17,083
  Legal...................................................................................................    23,931
  Other...................................................................................................     6,052
                                                                                                                       ----------
                                                                                                                          549,319
  Expenses reimbursed by manager..........................................................................                (83,090)
  Fees paid indirectly....................................................................................                 (8,268)
                                                                                                                       ----------
    Net expenses..........................................................................................                457,961
                                                                                                                       ----------
NET INVESTMENT INCOME.....................................................................................              2,086,884
                                                                                                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments........................................................................                310,443
  Net unrealized depreciation during the period on investments............................................               (341,320)
                                                                                                                       ----------
    Net loss on investments...............................................................................                (30,877)
                                                                                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................................             $2,056,007
                                                                                                                       ==========

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED JUNE 30, 1996 AND 1995

                                                                                                           1996          1995
                                                                                                        -----------   -----------
DECREASE IN NET ASSETS
Operations:
  Net investment income...............................................................................   $2,086,884   $ 2,169,541
  Net realized gain (loss) on investments.............................................................      310,443      (585,293)
  Net unrealized appreciation (depreciation) during the period on investments.........................     (341,320)    1,586,449
                                                                                                        -----------   -----------
    Net income resulting from operations..............................................................    2,056,007     3,170,697
                                                                                                        -----------   -----------
Class A distributions
  From net investment income..........................................................................   (1,940,675)   (2,117,451)
  In excess of net investment income..................................................................           --       (99,132)
                                                                                                        -----------   -----------
    Total distributions to Class A shareholders.......................................................   (1,940,675)   (2,216,583)
                                                                                                        -----------   -----------
Class B distributions
  From net investment income..........................................................................      (72,015)      (52,090)
  In excess of net investment income..................................................................           --        (3,220)
                                                                                                        -----------   -----------
    Total distributions to Class B shareholders.......................................................      (72,015)      (55,310)
                                                                                                        -----------   -----------
Fund share transactions (Note 5):
  Class A.............................................................................................   (4,808,441)   (2,914,177)
  Class B.............................................................................................      749,118       543,756
                                                                                                        -----------   -----------
    Net decrease resulting from Fund share transactions...............................................   (4,059,323)   (2,370,421)
                                                                                                        -----------   -----------
TOTAL DECREASE IN NET ASSETS..........................................................................   (4,016,006)   (1,471,617)
NET ASSETS
  Beginning of period.................................................................................   41,726,311    43,197,928
                                                                                                        -----------   -----------
  END OF PERIOD.......................................................................................  $37,710,305   $41,726,311
                                                                                                        ===========   ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)................................................  $    58,683   $   (15,511)
                                                                                                        ===========   ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

CLASS A                                                                             FOR THE YEAR ENDED JUNE 30,
                                                                  ---------------------------------------------------------------
SELECTED PER SHARE DATA                                            1996          1995          1994          1993          1992
                                                                  -------       -------       -------       -------       -------
Net asset value, beginning of the period........................  $  9.72       $  9.50       $ 10.10       $  9.96       $  9.56
                                                                  -------       -------       -------       -------       -------
  Income from investment operations
  Net investment income(a)......................................      .51           .48           .56           .58           .51
  Net gain (loss) on investments (both realized and
    unrealized).................................................     (.02)          .24          (.49)          .38           .62
                                                                  -------       -------       -------       -------       -------
    Total from investment operations............................      .49           .72           .07           .96          1.13
                                                                  -------       -------       -------       -------       -------
  Less distributions
  From net investment income....................................      .49           .48           .56           .58           .51
  In excess of net investment income............................       --           .02            --            --           .09
  From net realized gain........................................       --            --           .11           .24           .13
                                                                  -------       -------       -------       -------       -------
    Total distributions.........................................      .49           .50           .67           .82           .73
                                                                  -------       -------       -------       -------       -------
Net asset value, end of period..................................  $  9.72       $  9.72       $  9.50       $ 10.10       $  9.96
                                                                  =======       =======       =======       =======       =======
Total return(%)(b)..............................................     5.11          7.93           .58         10.07         12.15
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)........................  $35,533       $40,290       $42,329       $42,187       $32,755
Ratio of expenses to average net assets:
  With expense reimbursement and fees paid indirectly(%)(c).....     1.10          1.10          1.10          1.10          1.10
  Without expense reimbursement and fees paid
    indirectly(%)(c)............................................     1.33          1.24          1.21          1.29          1.25
Ratio of net investment income to average net assets(%)(a)......     5.19          5.12          5.59          5.81          5.66
Portfolio turnover rate(%)......................................       35            59            44            87            24

                                                                                                                   FOR THE PERIOD
                                                                                                                   APRIL 1, 1994
                                                                                         FOR THE YEAR ENDED        (COMMENCEMENT)
CLASS B                                                                                       JUNE 30,              TO JUNE 30,
                                                                                         -------------------       --------------
SELECTED PER SHARE DATA                                                                   1996         1995             1994
                                                                                         ------       ------       --------------
Net asset value, beginning of the period...............................................  $ 9.72       $ 9.50           $ 9.65
                                                                                         ------       ------            -----
  Income from investment operations
  Net investment income(a).............................................................     .44          .41              .10
  Net gain (loss) on investments (both realized and unrealized)........................    (.02)         .24             (.08)
                                                                                         ------       ------            -----
    Total from investment operations...................................................     .42          .65              .02
                                                                                         ------       ------            -----
  Less distributions
  From net investment income...........................................................     .42          .41              .14
  In excess of net investment income...................................................      --          .02               --
  From net realized gain...............................................................      --           --              .03
                                                                                         ------       ------            -----
    Total distributions................................................................     .42          .43              .17
                                                                                         ------       ------            -----
Net asset value, end of period.........................................................  $ 9.72       $ 9.72           $ 9.50
                                                                                         ======       ======       ==============
Total return(%)........................................................................    4.37(b)      7.14(b)           .20(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...............................................  $2,178       $1,436           $  869
Ratio of expenses to average net assets:
  With expense reimbursement and fees paid indirectly(%)(c)............................    1.85         1.85             1.85(e)
  Without expense reimbursement and fees paid indirectly(%)(c).........................    2.08         1.99             1.96(e)
Ratio of net investment income to average net assets(%)(a).............................    4.44         4.37             4.84(e)
Portfolio turnover rate(%).............................................................      35           59               44

(a)   Net investment income is net of expenses reimbursed by manager.
(b)   Total return does not reflect a sales charge.
(c) Beginning in July 1995, total expenses include fees paid indirectly through an expense offset arrangement.
(d) Total return represents aggregate total return and does not reflect a sales charge.
(e)   Annualized.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

    Mackenzie New York Municipal Fund (the Fund) is a series of shares of Mackenzie Series Trust. The shares of beneficial interest are $.001 par value and an unlimited number of shares of Class A and Class B are authorized. Mackenzie Series Trust was organized as a Massachusetts business trust under a Declaration of Trust dated April 22, 1985 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

    SECURITY VALUATION -- Municipal securities are valued utilizing primarily the latest bid prices or, if bid prices are not available, on the basis of valuation based upon a matrix system (which considers factors such as security prices, yields, maturities and ratings), both as furnished by an independent pricing service approved by the Board of Trustees (the Board).

    SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Realized gains and losses from securities transactions are calculated on an identified cost basis.

    FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

    The Fund has a net tax-basis capital loss carryforward of approximately $179,000 as of June 30, 1996 which may be applied against any realized net taxable gains of each succeeding fiscal year until fully realized or until the expiration date, whichever occurs first. The carryforward expires $171,000 in 2003 and $8,000 in 2004.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared monthly and net realized capital gains, if any, are declared in June. An additional distribution may be declared if necessary to avoid the payment of a four percent Federal excise tax.

    On January 1, 1996, under a Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, approved by the Fund's Board December 2, 1995, the Fund discontinued its practice of declaring daily a dividend to Class A shares at the rate per share of the excess 12b-1 fees of Class B shares over Class A shares.

    For the Fund's taxable year ended June 30, 1996, 100% of distributions paid were exempt interest dividends for Federal income tax purposes.

    DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its issuing Class B shares have been deferred and are being amortized on a straight-line basis over a five year period.

    RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net realized gain (loss) on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

    FEES PAID INDIRECTLY -- The Fund has an arrangement whereby a certain percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out of pocket expenses. For the year ended June 30, 1996, custody fees were reduced by $8,268 under this arrangement.

2. RELATED PARTIES

    Mackenzie Investment Management, Inc. (MIMI) is the Manager and Investment Adviser of the Fund. For its services, MIMI receives a fee monthly at the annual rate of .55% of the Fund's average net assets.

    If the Fund's total expenses in any fiscal year (excluding interest, taxes, brokerage commissions, extraordinary expenses and other expenses subject to approval by state securities administrators) exceed limits applicable under state securities laws, MIMI will bear the excess expenses. Currently, MIMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of .85% of its average net assets. The voluntary expense limitation may be terminated or revised at any time. Expenses reimbursed by manager reflected in the Statement of Operations consists of a voluntary reimbursement.

    MIMI also provides certain administrative, accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

    Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended June 30, 1996, the net amount of underwriting discount retained by IMDI was $5,796.

    Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value. Class B shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees are reflected as 12b-1 service and distribution fees in the Statement of Operations.

    Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. The Fund pays a monthly fee and certain out-of-pocket expenses. Such fees and expenses are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

    Trustees who are not affiliated with MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF CREDIT RISK

    The Fund primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of New York securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

5. FUND SHARE TRANSACTIONS

    Fund share transactions for both Class A and Class B were as follows:

                                      YEAR ENDED               YEAR ENDED
                                    JUNE 30, 1996            JUNE 30, 1995
                                ----------------------   ----------------------
CLASS A                         SHARES      AMOUNT       SHARES      AMOUNT
------------------------------  --------    ----------   --------   -----------
Sold..........................   150,497   $ 1,481,105    384,267   $ 3,640,567
Issued on reinvestment of
 distributions................   118,551     1,162,655    131,027     1,233,019
Repurchased...................  (758,400)   (7,452,201)  (828,084)   (7,787,763)
                                --------   -----------   --------   -----------
Net decrease..................  (489,352)  $(4,808,441)  (312,790)  $(2,914,177)
                                ========== ============= ========== =============

                                      YEAR ENDED               YEAR ENDED
                                    JUNE 30, 1996            JUNE 30, 1995
                                ----------------------   ----------------------
CLASS B                         SHARES     AMOUNT        SHARES      AMOUNT
------------------------------  --------   -----------   --------   -----------
Sold..........................    90,800   $   891,763     84,053   $   802,583
Issued on reinvestment of
 distributions................     4,201        41,183      2,532        23,881
Repurchased...................   (18,664)     (183,828)   (30,370)     (282,708)
                                --------   -----------   --------   -----------
Net increase..................    76,337   $   749,118     56,215   $   543,756
                                ========== ============= ========== ===========

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholders and
Board of Trustees of
Mackenzie New York Municipal Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of June 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
August 15, 1996

MNYMF-2-896

DECEMBER 31, 1996                                               [MACKENZIE LOGO]


MACKENZIE NEW YORK MUNICIPAL FUND


MARKET COMMENTARY:

        Overall, fixed income markets in 1996 were marked by unfulfilled expectations and interest rate volatility. Following a quarter point decrease in the discount rate in January 1996, there were several indicators pointing to increased economic growth--increased wage pressure, higher petroleum and grain prices, a strong dollar and full employment--and bond markets responded by pushing interest rates higher.
        Later in the year, market participants watched guardedly for inflation to rear its head. However, US Gross Domestic Product (GDP) and the Consumer Price Index (CPI) continued to reflect moderate growth which resulted in interest rates coming down, only to rise again by year end.
        The municipal bond market also had to contend with interest rate volatility and inflationary pressures caused by increased economic growth, as well as first quarter concerns about proposed tax reform. We believe continued evidence of a moderating economy should, however, keep interest rates in a trading range and inflation should remain low. But the threat of tax reform still looms. A Republican-controlled Congress could bring tax reform and related issues to the forefront once again. The demand for municipal bonds has, however, remained strong as supply continued to decrease from its high in 1993.
        Municipal credit rating agencies have come under fire for not detecting fiscal problems early enough to warn investors. We believe it will be important, therefore, to focus on higher credit quality and strong underlying fundamentals in the coming year.
        The Mackenzie New York Municipal Fund maintains its disciplined investment aproach and focus on investment grade bonds. With an average maturity of just more than 16 years and broad diversification across many issuers, we believe this Fund should provide conservative tax-free investors with a good balance of yield and return.


MACKENZIE INVESTMENT MANAGEMENT, INC.



    BOARD OF TRUSTEES                        OFFICERS                          TRANSFER AGENT                       MANAGER
  John S. Anderegg, Jr.            Michael G. Landry, Chairman                 Ivy Mackenzie                  Mackenzie Investment
     Paul H. Broyhill              Keith J. Carlson, President                 Services Corp.                    Management Inc.
     Keith J. Carlson                  C. William Ferris,                       P.O. Box 3022                    Boca Raton, FL
     Stanley Channick                  Secretary/Treasurer                Boca Raton, FL 33431-0922
  Frank W. DeFriece, Jr.                                                      1-800-777-6472                     DISTRIBUTOR
      Roy J. Glauber                        CUSTODIAN                                                           Ivy Mackenzie
    Michael G. Landry             Brown Brothers Harriman & Co.                   AUDITORS                    Distributors, Inc.
   Joseph G. Rosenthal                      Boston, MA                   Coopers & Lybrand L.L.P.        Via Mizner Financial Plaza
     J. Brendan Swan                                                       Fort Lauderdale, FL            700 South Federal Highway
                                                                                                             Boca Raton, FL 33432
      LEGAL COUNSEL
  Dechert Price & Rhoads
        Boston, MA


PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996 (UNAUDITED)

(UNAUDITED)
RATINGS
-----------
MOODY'S/S&P       MUNICIPAL BONDS AND NOTES -- 97.6%                            PRINCIPAL    VALUE
---------------------------------------------------------------------------------------------------------
Aaa      AAA      Bethlehem New York Central School District (GO) (NC) (AMBAC
                    Insured), 7.10%, 11/01/06.................................  $  700,000   $   822,500
Aaa      AAA      Brookhaven New York Series A (MBIA Insured)(GO)(NC), 7.00%,
                    11/01/06..................................................     300,000       341,625
Baa      NR       Canastota New York Central School District (GO) (NC), 7.10%,
                    06/15/07..................................................     215,000       245,638
Baa      NR       Canastota New York Central School District (GO) (NC), 7.10%,
                    06/15/08..................................................     205,000       234,212
NR       BBB      Guam Government (GO), 5.375%, 11/15/13......................   1,000,000       930,000
NR       BBB      Guam Power Authority Revenue, 6.625%, 10/01/14..............     550,000       576,125
Baa1     BBB      Metropolitan Transportation Authority Service Contract,
                    5.50%, 07/01/04...........................................     500,000       544,375
Baa1     BBB      Metropolitan Transportation Authority Service Contract,
                    5.15%, 07/01/17...........................................     250,000       240,625
Aa       NR       Monroe County Industrial Development Agency, Depaul
                    Community Facility (SONYMA Insured), 6.45%, 02/01/14......     880,000       944,900
Baa1     BBB+     New York City (GO), 7.20%, 08/15/08.........................   1,000,000     1,095,000
Baa1     BBB+     New York City (GO), 7.10%, 02/01/09.........................     500,000       539,375
Baa1     BBB+     New York City (GO), 7.30%, 08/15/10.........................     150,000       163,688
Baa1     BBB+     New York City (GO), 7.30%, 08/15/10 (Pre-refunded)..........     100,000       116,875
Baa1     BBB+     New York City (GO), 7.00%, 02/01/19.........................     500,000       531,875
Baa      BBB-     New York City Health & Hospital Corporation Revenue, 6.30%,
                    02/15/20..................................................   1,500,000     1,485,000
Aa       AA       New York City Housing Development (FHA Insured), 5.85%,
                    05/01/26..................................................     500,000       495,625
A        A-       New York City Municipal Water Finance Authority, 6.00%,
                    06/15/25..................................................     500,000       506,875
A        A-       New York State (GO)(NC), 9.875%, 11/15/05...................   1,000,000     1,345,000
Baa1     BBB      New York State Dormitory Authority -- City University Series
                    C, 6.00%, 07/01/16........................................   1,000,000     1,002,500
NR       AAA      New York State Dormitory Authority, Jewish Geriatric (FHA
                    Insured), 7.35%, 08/01/29.................................     500,000       560,000
NR       AAA      New York State Dormitory Authority -- Parkridge, 7.85%,
                    02/01/29..................................................     200,000       214,500
NR       AA       New York State Dormitory Authority, St. Lukes Home (FHA
                    Insured), 6.375%, 08/01/35................................   1,000,000     1,037,500
Baa1     BBB+     New York State Dormitory Authority, State University, 6.25%,
                    05/15/14..................................................   1,000,000     1,025,000
Baa1     BBB-     New York State Dormitory Authority, Upstate Community
                    College, 6.25%, 07/01/25..................................   1,500,000     1,516,875
Aa       AA-      New York State Environmental Facilities Corporation
                    Pollution Control Series B, 7.50%, 03/15/11...............     400,000       432,500
Aa       A-       New York State Environmental Facilities Corporation
                    Pollution Control Series E, 6.875%, 06/15/14..............   1,000,000     1,107,500
Aaa      AAA      New York State Housing Finance Agency -- State University
                    Series A, 8.00%, 11/01/98
                    (Pre-refunded)............................................      30,000        32,625
Baa1     BBB      New York State Housing Finance Agency Service Contract,
                    6.375%, 09/15/15..........................................   1,000,000     1,026,250
Baa      BBB      New York State Medical Care Facilities Financing Agency
                    7.35%, 08/15/11...........................................   1,000,000     1,072,500
Aaa      AAA      New York State Medical Care Facilities Financing Agency (FHA
                    Insured), 7.70%, 08/15/00
                    (Pre-refunded)............................................     500,000       565,000
Aa       NR       New York State Medical Care Facilities Finance Agency
                    (SONYMA Insured), 6.00%, 11/02/02.........................     250,000       266,250
Aa       NR       New York State Medical Care Facilities Finance Agency
                    (SONYMA Insured), 6.00%, 11/15/03.........................     500,000       534,375
Aa       AAA      New York State Medical Care Facilities Finance Agency Series
                    C (FHA Insured), 7.70%, 08/15/98 (Pre-refunded)...........      85,000        91,694
Aaa      AAA      New York State Medical Care Facilities Finance
                    Agency -- Aurelia Osborn Fox Memorial Hospital (FSA
                    Insured), 6.50%, 11/01/19.................................     650,000       688,187
Baa      BBB      New York State Medical Care Facilities Finance
                    Agency -- Brookdale Hospital Medical Center,
                    6.85%, 02/15/17...........................................   1,000,000     1,046,250
A        A        New York State Medical Care Facilities Finance
                    Agency -- Good Samaritan Hospital, 7.875%, 11/01/06.......      10,000        10,408
Baa      BBB      New York State Medical Care Facilities Finance Agency -- New
                    York Downtown Hospital, 6.80%, 02/15/20...................     500,000       516,875
Aaa      AAA      New York State Medical Care Facilities Finance Agency -- St.
                    Lukes Hospital (FHA Insured),
                    7.45%, 02/15/00 (Pre-refunded)............................     600,000       665,250
Aa       NR       New York State Mortgage Agency Series B (Pool Insured),
                    6.45%, 04/01/15...........................................   1,000,000     1,025,000
Aa       NR       New York State Mortgage Agency Series BB (FHA Insured),
                    7.85%, 10/01/08...........................................      30,000        31,160
Aa       NR       New York State Mortgage Agency Series E (Pool Insured),
                    8.10%, 10/01/17...........................................      35,000        36,313
NR       BBB+     New York State Municipal Bond Bank Agency -- Buffalo Series
                    A, 6.875%, 03/15/06.......................................   1,000,000     1,073,750
Baa1     BBB      New York State Urban Development Corporation Correctional
                    Facilities (NC), 0.00%, 01/01/08..........................   2,000,000     1,072,500
Aaa      AAA      New York State Urban Development Series C (AMBAC Insured),
                    7.75%, 01/01/98 (Pre-refunded)............................      30,000        31,759
Aaa      AAA      New York State Urban Development Series D (AMBAC Insured),
                    7.75%, 01/01/98 (Pre-refunded)............................      70,000        74,105
Baa      BBB      Oneida-Herkimer New York Solid Waste Management Authority,
                    6.75%, 04/01/14...........................................   1,000,000     1,030,000
NR       A        Onondaga County New York Industrial Revenue Agency, Crouse
                    Irving Series A, 7.90%, 01/01/17..........................   2,000,000     2,205,000
NR       BBB-     Puerto Rico Educational, Medical & Environmental Control
                    Facilities, 5.70%, 08/01/13...............................     250,000       235,000
Baa1     A        Puerto Rico Commonwealth Capital Appreciation, 0.00%,
                    07/01/04..................................................     400,000       274,500
Baa1     A-       Puerto Rico Electric Power Authority Series N, 5.00%,
                    07/01/12..................................................     750,000       700,312
Aa       NR       Schenectady NY Municipal Housing Authority -- Annie Schaffer
                    Senior Center
                    (SONYMA Insured), 6.40%, 05/01/14.........................     650,000       658,937
Aaa      AAA      South Hampton Village New York Series B (NC) (MBIA Insured),
                    7.60%, 09/01/03...........................................     100,000       117,250
A1       A-       Triborough Bridge & Tunnel Authority New York Series B,
                    6.875%, 01/01/15..........................................     500,000       536,875

                      (See Notes to Financial Statements)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996 (UNAUDITED) (CONTINUED)

(UNAUDITED)
RATINGS
-----------
MOODY'S/S&P                        MUNICIPAL BONDS AND NOTES                    PRINCIPAL       VALUE
---------------------------------------------------------------------------------------------------------
Baa      BBB+     Ulster County New York Resource Recovery Agency, 6.00%,
                    03/01/14..................................................  $1,000,000   $   976,250
Aaa      AAA      Valley Central School District New York (GO)(NC)(AMBAC
                    Insured), 7.15%, 06/15/07.................................     625,000       733,594
Aaa      AAA      Watkins Glen New York Central School District (NC) (MBIA
                    Insured), 7.25%, 06/15/04.................................     165,000       190,988
Aaa      AAA      Waverly New York (GO)(NC)(MBIA Insured), 9.05%, 06/15/04....     110,000       140,525
                                                                                             -----------
                  TOTAL INVESTMENTS -- 97.6% (Cost -- $34,413,426)*...........                35,715,170
                  OTHER ASSETS, LESS LIABILITIES -- 2.4%......................                   896,036
                                                                                             -----------
                  NET ASSETS -- 100%..........................................               $36,611,206
                                                                                             ===========

                  * Cost is approximately the same for Federal income tax
                    purposes.

                  OTHER INFORMATION:

                  At December 31, 1996, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:

                  Gross unrealized appreciation...............................               $ 1,609,802
                  Gross unrealized depreciation...............................                  (308,058)
                                                                                             -----------
                  Net unrealized appreciation.................................               $ 1,301,744
                                                                                             ===========


                  Purchases and sales of municipal securities aggregated
                    $2,368,110 and $4,088,780, respectively, for the period ended December 31, 1996.
                  AMBAC   --   AMBAC Indemnity Corporation
                  FHA     --   Federal Housing Administration
                  FSA     --   Financial Security Association
                  GO      --   General Obligation
                  MBIA    --   Municipal Bond Insurance Association
                  NC      --   Non Callable
                  SONYMA  --   State of New York Mortgage Agency


                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996 (UNAUDITED)

ASSETS
Investments, at value (identified cost -- $34,413,426)......  $35,715,170
Cash........................................................      331,127
Receivables
  Fund shares sold..........................................        3,121
  Interest..................................................      668,061
  Manager for expense reimbursement.........................       10,153
Other assets................................................       15,068
                                                              -----------
  Total assets..............................................   36,742,700
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................          399
  Fund shares repurchased...................................       90,799
  Management fee............................................       17,273
  12b-1 service and distribution fees.......................        9,747
  Other payables to related parties.........................        9,487
Other accrued expenses......................................        3,789
                                                              -----------
  Total liabilities.........................................      131,494
                                                              -----------
NET ASSETS..................................................  $36,611,206
                                                              ===========
CLASS A
Net asset value and redemption price per share ($34,145,073
  / 3,463,320 shares outstanding)...........................  $      9.86
                                                              ===========
Maximum offering price per share ($9.86 x 100 / 95.25)*.....  $     10.35
                                                              ===========
CLASS B
Net asset value and offering price per share ($2,466,133 /
  250,106 shares outstanding)**.............................  $      9.86
                                                              ===========
NET ASSETS CONSIST OF:
  Capital paid-in...........................................  $35,404,554
  Accumulated net realized loss on investments..............      (50,907)
  Accumulated net investment loss...........................      (44,185)
  Net unrealized appreciation on investments................    1,301,744
                                                              -----------
NET ASSETS..................................................  $36,611,206
                                                              ===========

 * On sales of more than $100,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1996 (UNAUDITED)

INVESTMENT INCOME
  Interest..................................................             $1,178,724
                                                                         ----------
EXPENSES
  Management fee............................................  $103,979
  Transfer agent............................................    22,645
  Administrative services fee...............................    18,905
  Custodian fees............................................     2,037
  Blue Sky fees.............................................     6,933
  Auditing and accounting fees..............................    15,963
  Shareholder reports.......................................     2,947
  Fund accounting...........................................    15,360
  Trustees' fees............................................     2,496
  12b-1 service and distribution fees.......................    56,245
  Legal.....................................................    13,869
  Other.....................................................     4,341
                                                                         ----------
                                                                            265,720
  Expenses reimbursed by manager............................                (48,702)
                                                                         ----------
    Net expenses............................................                217,018
                                                                         ----------
NET INVESTMENT INCOME.......................................                961,706
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments..........................                128,508
  Net unrealized appreciation during the period on
    investments.............................................                515,334
                                                                         ----------
    Net gain on investments.................................                643,842
                                                                         ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $1,605,548
                                                                         ==========

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE
                                                               SIX MONTHS      FOR THE
                                                                 ENDED       YEAR ENDED
                                                              DECEMBER 31,    JUNE 30,
                                                              ------------   -----------
                                                                 1996*          1996
                                                              ------------   -----------
DECREASE IN NET ASSETS
Operations
  Net investment income.....................................  $   961,706    $ 2,086,884
  Net realized gain on investments..........................      128,508        310,443
  Net unrealized appreciation (depreciation) during the
    period on investments...................................      515,334       (341,320)
                                                              -----------    -----------
    Net income resulting from operations....................    1,605,548      2,056,007
                                                              -----------    -----------
Class A distributions
  From net investment income................................     (908,938)    (1,940,675)
  In excess of net investment income........................      (97,546)            --
                                                              -----------    -----------
    Total distributions to Class A shareholders.............   (1,006,484)    (1,940,675)
                                                              -----------    -----------
Class B distributions
  From net investment income................................      (52,768)       (72,015)
  In excess of net investment income........................       (5,322)            --
                                                              -----------    -----------
    Total distributions to Class B shareholders.............      (58,090)       (72,015)
                                                              -----------    -----------
Fund share transactions (Note 5)
  Class A...................................................   (1,894,330)    (4,808,441)
  Class B...................................................      254,257        749,118
                                                              -----------    -----------
    Net decrease resulting from Fund share transactions.....   (1,640,073)    (4,059,323)
                                                              -----------    -----------
TOTAL DECREASE IN NET ASSETS................................   (1,099,099)    (4,016,006)
NET ASSETS
  Beginning of period.......................................   37,710,305     41,726,311
                                                              -----------    -----------
  END OF PERIOD.............................................  $36,611,206    $37,710,305
                                                              ===========    ===========
ACCUMULATED NET INVESTMENT INCOME (LOSS)....................  $   (44,185)   $    58,683
                                                              ===========    ===========

* Unaudited.

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                      FOR THE SIX
CLASS A                                              MONTHS ENDED
                                                     DECEMBER 31,                     FOR THE YEAR ENDED JUNE 30,
                                                     -------------    -----------------------------------------------------------
                                                         1996*         1996         1995         1994         1993         1992
SELECTED PER SHARE DATA                              -------------    -------      -------      -------      -------      -------
Net asset value, beginning of the period...........     $  9.72       $  9.72      $  9.50      $ 10.10      $  9.96      $  9.56
                                                        -------       -------      -------      -------      -------      -------
  Income from investment operations
  Net investment income(a).........................         .25           .51          .48          .56          .58          .51
  Net realized and unrealized gain (loss) on
    investments....................................         .17          (.02)         .24         (.49)         .38          .62
                                                        -------       -------      -------      -------      -------      -------
    Total from investment operations...............         .42           .49          .72          .07          .96         1.13
                                                        -------       -------      -------      -------      -------      -------
  Less distributions
  From net investment income.......................         .25           .49          .48          .56          .58          .51
  In excess of net investment income...............         .03            --          .02           --           --          .09
  From net realized gain...........................          --            --           --          .11          .24          .13
                                                        -------       -------      -------      -------      -------      -------
    Total distributions............................         .28           .49          .50          .67          .82          .73
                                                        -------       -------      -------      -------      -------      -------
Net asset value, end of period.....................     $  9.86       $  9.72      $  9.72      $  9.50      $ 10.10      $  9.96
                                                        =======       =======      =======      =======      =======      =======
Total return(%)(b).................................        4.39(d)       5.11(b)      7.93(b)       .58(b)     10.07(b)     12.15(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...........     $34,145       $35,533      $40,290      $42,329      $42,187      $32,755
Ratio of expenses to average net assets
  With expense reimbursement(%)(c).................        1.10(e)       1.12         1.10         1.10         1.10         1.10
  Without expense reimbursement(%)(c)..............        1.36(e)       1.33         1.24         1.21         1.29         1.25
Ratio of net investment income to average net
  assets(%)(a).....................................        5.13(e)       5.19         5.12         5.59         5.81         5.66
Portfolio turnover rate(%).........................           6            35           59           44           87           24

                                                                                                              FOR THE PERIOD
                                                               FOR THE SIX              FOR THE                APRIL 1, 1994
CLASS B                                                       MONTHS ENDED             YEAR ENDED            (COMMENCEMENT) TO
                                                              DECEMBER 31,              JUNE 30,                 JUNE 30,
                                                              -------------      ----------------------      -----------------
                                                                  1996*           1996          1995               1994
SELECTED PER SHARE DATA                                       -------------      ------      ----------      -----------------
Net asset value, beginning of the period....................     $ 9.72          $ 9.72        $ 9.50              $9.65
                                                                 ------          ------        ------              -----
  Income from investment operations
  Net investment income(a)..................................        .22             .44           .41                .10
  Net realized and unrealized gain (loss) on investments....        .16            (.02)          .24               (.08)
                                                                 ------          ------        ------              -----
    Total from investment operations........................        .38             .42           .65                .02
                                                                 ------          ------        ------              -----
  Less distributions
  From net investment income................................        .22             .42           .41                .14
  In excess of net investment income........................        .02              --           .02                 --
  From net realized gain....................................         --              --            --                .03
                                                                 ------          ------        ------              -----
    Total distributions.....................................        .24             .42           .43                .17
                                                                 ------          ------        ------              -----
Net asset value, end of period..............................     $ 9.86          $ 9.72        $ 9.72              $9.50
                                                                 ======          ======        ======              =====
Total return(%).............................................       3.96(d)         4.37(b)       7.14(b)             .20(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................     $2,466          $2,178        $1,436              $ 869
Ratio of expenses to average net assets
  With expense reimbursement(%)(c)..........................       1.81(e)         1.87          1.85               1.85(e)
  Without expense reimbursement(%)(c).......................       2.07(e)         2.08          1.99               1.96(e)
Ratio of net investment income to average net                                      4.44
  assets(%)(a)..............................................       4.42(e)                       4.37               4.84(e)
Portfolio turnover rate(%)..................................          6              35            59                 44

(a) Net investment income is net of expenses reimbursed by manager.
(b)    Total return does not reflect a sales charge.
(c) Beginning in July 1995, total expenses include any fees paid indirectly. The ratio of expenses to average net assets with expense reimbursement has been restated for the year ended June 30, 1996.
(d) Total return represents aggregate total return and does not reflect a sales charge.
(e)    Annualized.
 *     Unaudited.


                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     Mackenzie New York Municipal Fund (the Fund) is a diversified series of shares of Mackenzie Series Trust. The shares of beneficial interest are $.001 par value and an unlimited number of shares of Class A and Class B are authorized. Mackenzie Series Trust was organized as a Massachusetts business trust under a Declaration of Trust dated April 22, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Municipal securities are valued utilizing primarily the latest bid prices or, if bid prices are not available, on the basis of valuation based upon a matrix system (which considers factors such as security prices, yields, maturities and ratings), both as furnished by an independent pricing service approved by the Board of Trustees (the Board).

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Realized gains and losses from securities transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax-basis capital loss carryforward of approximately $179,000 as of June 30, 1996 which may be applied against any realized net taxable gains of each succeeding fiscal year until fully realized or until the expiration date, whichever occurs first. The carryforward expires $171,000 in 2003 and $8,000 in 2004.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared monthly and net realized capital gains, if any, are declared in June and December. An additional distribution may be declared if necessary to avoid the payment of a four percent Federal excise tax.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net realized gain (loss) on investments for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     FEES PAID INDIRECTLY -- The Fund has an arrangement whereby a certain percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the six months ended December 31, 1996, custody fees were not reduced under this arrangement.

2. RELATED PARTIES

     Mackenzie Investment Management, Inc. (MIMI) is the Manager and Investment Adviser of the Fund. For its services, MIMI receives a fee monthly at the annual rate of .55% of the Fund's average net assets.

     Currently, MIMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of
 .85% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     MIMI also provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the six months ended December 31, 1996, the net amount of underwriting discount retained by IMDI was $3,242.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value. Class B shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $44,301 and $11,944 for Class A and Class B, respec-tively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $21,649 and $996 for Class A and Class B, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF CREDIT RISK

     The Fund primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of New York securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

5. FUND SHARE TRANSACTIONS

     Fund share transactions for both Class A and Class B were as follows:

                                   SIX MONTHS ENDED            YEAR ENDED
                                  DECEMBER 31, 1996          JUNE 30, 1996
                                ----------------------   ----------------------
CLASS A                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................   106,539   $ 1,031,597    150,497   $ 1,481,105
Issued on reinvestment of
 distributions................    62,437       610,104    118,551     1,162,655
Repurchased...................  (361,214)   (3,536,031)  (758,400)   (7,452,201)
                                --------   -----------   --------   -----------
Net decrease..................  (192,238)  $(1,894,330)  (489,352)  $(4,808,441)
                                ========   ===========   ========   ===========

                                   SIX MONTHS ENDED            YEAR ENDED
                                  DECEMBER 31, 1996          JUNE 30, 1996
                                ----------------------   ----------------------
CLASS B                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................    27,654   $   270,588     90,800   $   891,763
Issued on reinvestment of
 distributions................     3,827        37,426      4,201        41,183
Repurchased...................    (5,460)      (53,757)   (18,664)     (183,828)
                                --------   -----------   --------   -----------
Net increase..................    26,021   $   254,257     76,337   $   749,118
                                ========   ===========   ========   ===========

03MCNYX123196